UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-22641

                         Franklin Alternative Strategies Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway

                     San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle

One Franklin Parkway

San Mateo, CA 94403-1096

(Name and address of agent for service)

Registrant’s telephone number, including area code:    650-312-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

(b) Not applicable.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

A Series of Franklin Alternative Strategies Funds

May 31, 2021

Sign up for electronic delivery at franklintempleton.com/edelivery

SHAREHOLDER LETTER

Dear Fellow Shareholder:

During the 12 months ended May 31, 2021, the global economy began to recover from the disruptions caused by the onset of the novel coronavirus (COVID-19) pandemic in early 2020 and subsequent economic lockdowns imposed by many governments worldwide. Global stocks and bonds generally advanced during the period amid the reopening of many economies and investor optimism about the development of COVID-19 treatments and vaccines, as well as the beginning of vaccination programs in many countries. Many central banks, including the U.S. Federal Reserve (Fed) and the European Central Bank, maintained low benchmark interest rates and continued their monetary stimulus programs to bolster economic growth. Investor sentiment was further boosted by encouraging economic data from China and the U.S., as well as the Fed’s indication through period-end that, despite rising inflation, it would continue to support low interest rates for some time.

In this environment, global developed market stocks, as measured by the MSCI World Index (USD), posted a +41.28% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a +51.51% total return.1 Global government bonds, as measured by the FTSE World Government Bond Index (USD), posted a +2.49% total return.1

We are committed to our long-term perspective and disciplined investment approach as we continue to conduct a rigorous analysis of Fund subadvisors and markets with a strong emphasis on investment risk management.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

We believe active, professional investment management serves investors well. We also recognize the important role of financial professionals in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the future.

Sincerely,

Brooks Ritchey

President and Chief Executive Officer –

Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2021, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin K2 Alternative Strategies Fund

This annual report for Franklin K2 Alternative Strategies Fund covers the fiscal year ended May 31, 2021.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation with lower volatility relative to the broad equity markets. The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or alternative strategies, including, but not limited to, some or all of the following strategies: long short equity, relative value, event driven and global macro. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are independently managed by multiple subadvisors, while the Fund’s investment manager retains overall responsibility for the Fund’s investments. The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities including common stocks, preferred stocks, convertible securities, rights and warrants, private and registered investment vehicles and exchange-traded funds (ETFs); debt securities including bonds, notes, debentures, banker’s acceptances and commercial paper; loans and loan participations; and mortgage-backed or other asset-backed securities, including collateralized debt obligations; as well as derivatives, commodities and currencies.

Performance Overview

The Fund’s Class A shares posted a +12.25% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the HFRX Global Hedge Fund Index, which is designed to be representative of the overall composition of the hedge fund universe, posted a +13.54% cumulative total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +0.11% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a +42.48% total return for the 12 months ended May 31, 2021.2 Global equities rebounded from the market turmoil at the onset of the novel coronavirus (COVID-19) pandemic amid strong monetary and fiscal stimulus measures, easing lockdown restrictions and the development of COVID-19 treatments and vaccines. Geopolitical tensions and rising infection rates in the fall of 2020 briefly drove stock prices lower, but the start of vaccination programs and expectations for additional fiscal stimulus measures led many equity markets to reach new highs. Improving economic data in many countries generally tempered investor concerns about rising inflation.

In the U.S., equities rallied following the initial shock of pandemic-related restrictions and mass layoffs. Monetary and fiscal stimulus measures, partial economic reopening, rising retail sales and optimism about treatments and potential vaccines for COVID-19 drove equities higher. Following a record annualized decline in second-quarter 2020 gross domestic product (GDP), resilient consumer spending helped drive the third-quarter GDP to expand at a record annualized rate, with fourth-quarter 2020 GDP and first-quarter 2021 GDP expanding at a less robust pace. Equity prices continued to rise during the summer of 2020 before declining in the fall due to rising COVID-19 infection rates and uncertainty about additional fiscal stimulus and the U.S. presidential election. Investor sentiment improved beginning in November 2020 following the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a large U.S. stimulus bill. A decline in the unemployment rate also helped drive a rebound in earnings and equity

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

prices, resulting in all-time price highs for the Standard & Poor’s® 500 Index (S&P 500®) in early May 2021.

The U.S. Federal Reserve (Fed) kept the federal funds target rate at a record-low range of 0.00%–0.25% and continued its program of open-ended bond purchases to help keep markets functioning. Furthermore, the Fed reiterated that interest rates would likely remain low, even if inflation moderately exceeded the Fed’s 2% target.

The economic recovery in the eurozone was relatively weak, as quarter-over-quarter GDP growth rebounded in 2020’s third quarter but slightly contracted over the subsequent two quarters. GDP growth rates were mostly negative among the region’s largest economies amid renewed lockdowns and delays in COVID-19 vaccine distribution. Nevertheless, general optimism that successful vaccine programs would lift global growth, along with a Brexit resolution, helped European developed market equities, as measured by the MSCI Europe Index (USD), to post a +43.30% total return for the 12 months under review.2

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a +41.27% total return for the 12-month period.2 China, a key driver of regional economies, began to recover in 2020’s second quarter and was the only major global economy to post positive GDP growth for full-year 2020 amid strong manufacturing gains. In the final three months of the reporting period, several Asian equity markets declined due to rising COVID-19 infection rates in many countries, especially India, as well as inflation concerns.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a +51.51% total return for the 12 months under review.2 Generally improving economic activity, stabilizing oil prices and U.S. dollar weakness supported emerging market equities. Late in the reporting period, higher COVID-19 cases in some countries and concerns about inflation amid rising commodity prices dampened investor enthusiasm in emerging market equities.

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund’s overall investments, we allocate assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: long short equity, relative value, event driven and global macro. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various subadvisors and other investment options, among other things. We allocate the Fund’s assets to specific subadvisors utilizing a bottom-up approach, selecting subadvisors and their weighting within the Fund’s portfolio by taking into account their correlations to various markets and to each other, their risk profiles and their return expectations. Long short equity strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indexes (through the use of derivatives or through a position in an ETF). Relative value strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. Event driven strategies generally invest in securities of companies undergoing significant corporate events. Global macro strategies generally focus on broad-based economic opportunities across numerous markets and investments. In addition, the debt securities in which the Fund may invest may have variable or fixed interest rates, may be of any maturity or credit rating, and may include sovereign debt, high yield (“junk”) bonds and distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. The Fund may use derivatives for hedging and non-hedging (investment) purposes, although no subadvisor is required to hedge any of the Fund’s positions or to use derivatives. Such derivative investments may include futures contracts, swaps, options and currency forward contracts. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The Fund may engage in active and frequent trading as part of its investment strategies.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Strategy Allocation*

Based on Total Net Assets as of 5/31/21

Strategy	Long Positions	Short Positions
Long Short Equity	35.0%	-20.3%
Relative Value	28.9%	-10.4%
Event Driven	18.9%	-8.9%
Global Macro	61.6%	-30.3%

Total	144.4%	-69.9%

*Figures include the effect of gross notional exposure of derivatives.

Subadvisors

5/31/21

Long Short Equity

Chilton Investment Company, LLC

Electron Capital Partners, LLC

Jennison Associates, LLC

Portland Hill Asset Management Limited

Wellington Management Company, LLP

Relative Value

Apollo Credit Management LLC

Ellington Global Asset Management, LLC

Lazard Asset Management, LLC

Loomis Sayles & Company, L.P.

One River Asset Management, LLC

Event Driven

Bardin Hill Arbitrage IC Management LP

P. Schoenfeld Asset Management L.P.

Global Macro

BlueBay Asset Management

Emso Asset Management Limited

Graham Capital Management, L.P.

RV Capital Management Private Ltd

Manager’s Discussion

During the 12 months under review, all four underlying strategies in which we allocated assets contributed to the Fund’s positive absolute performance, which was driven in large part by the long short equity strategy. The relative value strategy was also a significant contributor, followed by event driven and global macro. A conditional risk overlay (CRO), which was engaged during the early parts of the review period to help mitigate downside risk, detracted slightly from the Fund’s absolute return, due primarily to equity index hedges against the S&P 500. The CRO was deactivated at the end of September 2020. The allocation percentages for each strategy are listed in the Strategy Allocation table on this page.

The Fund allocated assets to a new long short equity subadvisor in September 2020: Electron Capital Partners. Electron joined existing subadvisors Chilton Investment, Impala Asset Management, Jennison Associates, Portland Hill Asset Management and Wellington Management. We completed a full redemption of Impala in October 2020. All six subadvisors contributed to absolute gains for the period, led by Electron, Chilton, Jennison and Portland Hill. In asset class terms, equity exposure drove the strategy’s advance, as cash and currency exposures were modest detractors. In terms of aggregate sector exposures, all net long positions in equity sectors bolstered absolute performance, with the strongest contributions from consumer discretionary, industrials and health care. Equity index hedges had a sizable negative impact on performance. Currency hedges also detracted slightly from returns.

The Fund also allocated assets to a new relative value subadvisor in March 2021 as One River Asset Management joined existing subadvisors Apollo Credit Management, Chatham Asset Management, Ellington Global Asset Management, Lazard Asset Management and Loomis Sayles & Company. We reduced exposure to Chatham to zero in January 2021. Five of the six subadvisors recorded positive performance for the 12-month period. Lazard and Loomis Sayles were the largest contributors to the strategy’s positive returns, followed by Ellington. One River was a slight detractor. In asset class terms, long credit exposure was the primary driver of gains, with slight contribution from interest-rate positioning. The combination more than offset the notable detraction from short equity positioning. In terms of aggregate sector exposures, health care, asset-backed securities and information technology (IT) contributed the most to the strategy’s positive performance. Conversely, currency hedges and cash were the strategy’s only sector detractors, as they slightly hindered performance.

The Fund’s event driven strategy subadvisors during the 12 months under review were Bardin Hill Arbitrage IC Management and P. Schoenfeld Asset Management. Both subadvisors delivered positive returns, bolstered by the continued tightening of merger arbitrage spreads on a range of strategic acquisitions. In asset class terms, equity was the primary contributor to the strategy’s positive performance, with additional strength from credit exposures. Currency exposures were a modest overall detractor. In terms of aggregate sector exposures, the top drivers of positive performance were consumer discretionary, industrials and IT. Equity index hedges and currency hedges were minor detractors.

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The Fund allocated assets to two new global macro subadvisors in January 2021: BlueBay Asset Management and RV Capital Management Private. They joined existing subadvisors Emso Asset Management; Graham Capital Management; H2O Asset Management; and Grantham, Mayo, Van Otterloo & Co. (GMO). We completed a full redemption of H2O in October 2020 and reduced exposure to GMO to zero in January 2021. Five of the six subadvisors strengthened Fund performance during the period, led by positive contributions from Graham and Emso. RV Capital was a slight detractor. In asset class terms, credit exposure was the leading driver of the strategy’s gains, followed closely by positive contributions from equity, commodity and currency positioning. Cash was a modest detractor. In terms of aggregate sector exposures, government and corporate bonds were key positive contributors, along with equity index futures and currency forwards. Conversely, short interest-rate positioning (bond futures) and credit default swaps detracted slightly.

Thank you for your participation in Franklin K2 Alternative Strategies Fund. We look forward to continuing to serve your investment needs.

Brooks Ritchey

Co-Lead Portfolio Manager

Robert Christian

Co-Lead Portfolio Manager

Anthony Zanolla, CFA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2021, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Performance Summary as of May 31, 2021

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/211

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+12.25%	+6.08%
5-Year	+24.79%	+3.36%
Since Inception (10/11/13)	+35.20%	+3.26%

Advisor
1-Year	+12.55%	+12.55%
5-Year	+26.36%	+4.79%
Since Inception (10/11/13)	+37.91%	+4.30%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/11/13–5/31/21)

Advisor Class (10/11/13–5/31/21)

Please see page 9 for Performance Summary footnotes.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

PERFORMANCE SUMMARY

Distributions (6/1/20–5/31/21)

Share Class	Long-Term Capital Gain
A	$0.0982
C	$0.0982
R	$0.0982
R6	$0.0982
Advisor	$0.0982

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver
A	2.43%	2.64%
Advisor	2.18%	2.39%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the investment manager’s and subadvisors’ judgment about particular investments made for the Fund’s portfolio prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Foreign investments are subject to greater investment risk such as political, economic, credit and information risks as well as risk of currency fluctuations. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. Lower-rated or high-yield debt securities involve greater credit risk, including the possibility of default or bankruptcy. Currency management strategies could result in losses to the Fund if currencies do not perform as the investment manager or subadvisor expects. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Merger arbitrage investments risk loss if a proposed reorganization in which the Fund invests is renegotiated or terminated. Liquidity risk exists when securities have become more difficult to sell, or are unable to be sold, at the price at which they have been valued. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 9/30/21 and a fee waiver related to the management fee paid by a subsidiary. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Global Hedge Fund Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is composed of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

6. Source: Morningstar. The ICE BofA U.S. 3-Month Treasury Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/20	Ending Account Value 5/31/21	Expenses Paid During Period 12/1/20–5/31/21[1,2]	Ending Account Value 5/31/21	Expenses Paid During Period 12/1/20–5/31/21[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,041.50	$13.54	$1,011.67	$13.34	2.66%
C	$1,000	$1,038.30	$17.33	$1,007.93	$17.07	3.41%
R	$1,000	$1,039.80	$14.80	$1,010.42	$14.59	2.91%
R6	$1,000	$1,043.70	$11.92	$1,013.26	$11.75	2.34%
Advisor	$1,000	$1,042.90	$12.27	$1,012.91	$12.09	2.41%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Financial Highlights

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,

	2021	2020	2019	2018	2017

Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.19	$11.28	$11.38	$11.14	$10.55

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.03)	0.04	0.01	0.03

Net realized and unrealized gains (losses)	1.45	0.02	0.11	0.38	0.61

Total from investment operations	1.37	(0.01)	0.15	0.39	0.64

Less distributions from:

Net investment income	—	(0.07)	—	(0.15)	(0.05)

Net realized gains	(0.10)	(0.01)	(0.25)	—	—

Total distributions	(0.10)	(0.08)	(0.25)	(0.15)	(0.05)

Net asset value, end of year	$12.46	$11.19	$11.28	$11.38	$11.14

Total return[c]	12.25%	(0.15)%	1.35%	3.57%	6.07%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	2.82%	2.58%	2.73%	2.81%	3.07%

Expenses net of waiver, payments by affiliates and expense reduction[d]	2.64%	2.40%	2.56%	2.59%	2.73%

Expenses incurred in connection with securities sold short	0.44%	0.20%	0.36%	0.39%	0.53%

Net investment income (loss)	(0.67)%	(0.25)%	0.36%	0.06%	0.10%

Supplemental data

Net assets, end of year (000’s)	$102,138	$90,205	$104,452	$119,214	$119,385

Portfolio turnover rate	236.64%	271.51%	235.47%	234.77%	209.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2021	2020	2019	2018	2017

Class C
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.95	$11.05	$11.25	$11.00	$10.45

Income from investment operations[a]:

Net investment income (loss)[b]	(0.15)	(0.11)	(0.05)	(0.08)	(0.04)

Net realized and unrealized gains (losses)	1.41	0.02	0.10	0.39	0.59

Total from investment operations	1.26	(0.09)	0.05	0.31	0.55

Less distributions from:

Net investment income	—	—	—	(0.06)	—

Net realized gains	(0.10)	(0.01)	(0.25)	—	—

Total distributions	(0.10)	(0.01)	(0.25)	(0.06)	—

Net asset value, end of year	$12.11	$10.95	$11.05	$11.25	$11.00

Total return[c]	11.51%	(0.85)%	0.56%	2.82%	5.26%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	3.54%	3.33%	3.48%	3.56%	3.79%

Expenses net of waiver, payments by affiliates and expense reduction[d]	3.36%	3.15%	3.31%	3.34%	3.45%

Expenses incurred in connection with securities sold short	0.44%	0.20%	0.36%	0.39%	0.53%

Net investment income (loss)	(1.39)%	(1.00)%	(0.39)%	(0.69)%	(0.62)%

Supplemental data

Net assets, end of year (000’s)	$31,541	$36,043	$44,897	$53,196	$55,496

Portfolio turnover rate	236.64%	271.51%	235.47%	234.77%	209.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

12	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2021	2020	2019	2018	2017

Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.20	$11.28	$11.42	$11.17	$10.61

Income from investment operations[a]:

Net investment income (loss)[b]	(0.11)	(0.06)	0.02	(0.02)	(0.25)

Net realized and unrealized gains (losses)	1.45	0.02	0.09	0.39	0.86

Total from investment operations	1.34	(0.04)	0.11	0.37	0.61

Less distributions from:

Net investment income	—	(0.03)	—	(0.12)	(0.05)

Net realized gains	(0.10)	(0.01)	(0.25)	—	—

Total distributions	(0.10)	(0.04)	(0.25)	(0.12)	(0.05)

Net asset value, end of year	$12.44	$11.20	$11.28	$11.42	$11.17

Total return	11.97%	(0.39)%	1.08%	3.28%	5.79%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	3.06%	2.83%	2.98%	3.06%	3.32%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.88%	2.65%	2.81%	2.84%	2.98%

Expenses incurred in connection with securities sold short	0.44%	0.20%	0.36%	0.39%	0.53%

Net investment income (loss)	(0.91)%	(0.50)%	0.11%	(0.19)%	(0.15)%

Supplemental data

Net assets, end of year (000’s)	$840	$884	$844	$648	$597

Portfolio turnover rate	236.64%	271.51%	235.47%	234.77%	209.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2021	2020	2019	2018	2017

Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.25	$11.34	$11.41	$11.17	$10.59

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	0.01	0.08	0.03	0.02

Net realized and unrealized gains (losses)	1.47	0.02	0.10	0.40	0.65

Total from investment operations	1.43	0.03	0.18	0.43	0.67

Less distributions from:

Net investment income	—	(0.11)	—	(0.19)	(0.09)

Net realized gains	(0.10)	(0.01)	(0.25)	—	—

Total distributions	(0.10)	(0.12)	(0.25)	(0.19)	(0.09)

Net asset value, end of year	$12.58	$11.25	$11.34	$11.41	$11.17

Total return	12.61%	0.27%	1.70%	3.83%	6.40%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	2.50%	2.26%	2.41%	2.46%	2.73%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.32%	2.07%	2.23%	2.24%	2.39%

Expenses incurred in connection with securities sold short	0.44%	0.20%	0.36%	0.39%	0.53%

Net investment income (loss)	(0.35)%	0.08%	0.69%	0.41%	0.44%

Supplemental data

Net assets, end of year (000’s)	$27,471	$15,537	$42,842	$31,805	$265,247

Portfolio turnover rate	236.64%	271.51%	235.47%	234.77%	209.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

14	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin K2 Alternative Strategies Fund (continued)

	Year Ended May 31,

	2021	2020	2019	2018	2017

Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.23	$11.33	$11.40	$11.16	$10.58

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	— [c]	0.07	0.04	0.04

Net realized and unrealized gains (losses)	1.47	0.01	0.11	0.38	0.62

Total from investment operations	1.42	0.01	0.18	0.42	0.66

Less distributions from:

Net investment income	—	(0.10)	—	(0.18)	(0.08)

Net realized gains	(0.10)	(0.01)	(0.25)	—	—

Total distributions	(0.10)	(0.11)	(0.25)	(0.18)	(0.08)

Net asset value, end of year	$12.55	$11.23	$11.33	$11.40	$11.16

Total return	12.55%	0.19%	1.61%	3.75%	6.29%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	2.57%	2.33%	2.48%	2.56%	2.82%

Expenses net of waiver, payments by affiliates and expense reduction[d]	2.39%	2.15%	2.31%	2.34%	2.48%

Expenses incurred in connection with securities sold short	0.44%	0.20%	0.36%	0.39%	0.53%

Net investment income (loss)	(0.42)%	— [e]	0.61%	0.31%	0.35%

Supplemental data

Net assets, end of year (000’s)	$1,152,105	$977,094	$1,046,252	$896,278	$674,828

Portfolio turnover rate	236.64%	271.51%	235.47%	234.77%	209.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(i).

eAmount rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Consolidated Statement of Investments, May 31, 2021

Franklin K2 Alternative Strategies Fund

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests 41.2%
	Aerospace & Defense 0.3%
	Aerojet Rocketdyne Holdings Inc.	United States	74,331	$3,601,337
a	Bombardier Inc., B	Canada	1,097,235	890,878

				4,492,215

	Air Freight & Logistics 0.3%
	Expeditors International of Washington Inc.	United States	1,268	159,375
	United Parcel Service Inc., B	United States	354	75,969
a	XPO Logistics Inc.	United States	25,093	3,686,914

				3,922,258

	Airlines 0.0%†
a	Japan Airlines Co. Ltd.	Japan	22,291	509,825

	Automobiles 0.3%
a	Ford Motor Co.	United States	147,349	2,140,981
a	General Motors Co.	United States	19,930	1,182,048

				3,323,029

	Banks 0.0%†
	Barclays PLC	United Kingdom	108,406	281,739
b	Citigroup Inc.	United States	894	70,367
b	Citizens Financial Group Inc.	United States	1,404	70,059
b	JPMorgan Chase & Co.	United States	411	67,503
b	Truist Financial Corp.	United States	1,011	62,459

				552,127

	Beverages 0.4%
b	The Coca-Cola Co.	United States	4,153	229,620
	Davide Campari-Milano NV	Italy	246,410	3,190,273
	Primo Water Corp.	United States	122,713	2,124,162

				5,544,055

	Biotechnology 1.9%
	AbbVie Inc.	United States	9,658	1,093,286
a,c,d	Alder Biopharmaceuticals Inc., Contingent Value, rts., 12/31/24	United States	50,624	44,549
a	Alexion Pharmaceuticals Inc.	United States	3,150	556,132
a	Allakos Inc.	United States	2,157	218,806
a	Amicus Therapeutics Inc.	United States	51,566	477,501
a	Apellis Pharmaceuticals Inc.	United States	41,833	2,354,361
a	Argenx SE, ADR	Netherlands	4,614	1,287,260
a	Biogen Inc.	United States	1,617	432,515
a	BioNTech SE, ADR	Germany	6,140	1,252,560
a	Blueprint Medicines Corp.	United States	8,030	733,540
a	Burning Rock Biotech Ltd., ADR	China	28,082	760,180
a,d	C4 Therapeutics Inc.	United States	6,325	233,709
a	Constellation Pharmaceuticals Inc.	United States	13,650	270,406
a	CRISPR Therapeutics AG	Switzerland	5,322	628,954
a	CytoDyn Inc.	United States	2,742	5,210
a	Denali Therapeutics Inc.	United States	7,683	488,562
a	Dicerna Pharmaceuticals Inc.	United States	8,470	276,122
a	Fate Therapeutics Inc.	United States	16,262	1,245,669
a	Genetron Holdings Ltd., ADR	China	31,720	671,512
b	Gilead Sciences Inc.	United States	7,000	462,770
a	I-Mab, ADR	China	3,466	280,989
a	Immatics NV, wts., 12/31/25	Germany	10,049	31,654
a,e	Innovent Biologics Inc., 144A	China	62,682	755,879
a	Intellia Therapeutics Inc.	United States	15,283	1,145,308

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Biotechnology (continued)
a	Kymera Therapeutics Inc.	United States	4,162	$200,151
a	Mirati Therapeutics Inc.	United States	2,572	406,762
a,f	Natera Inc.	United States	13,408	1,262,229
a,d	Novavax Inc.	United States	3,652	539,108
a	Nurix Therapeutics Inc.	United States	7,354	205,177
a	ORIC Pharmaceuticals Inc.	United States	10,440	238,554
a	PMV Pharmaceuticals Inc.	United States	7,999	275,166
a	Praxis Precision Medicines Inc.	United States	4,250	83,257
a	ProQR Therapeutics NV	Netherlands	39,814	248,439
a	Sage Therapeutics Inc.	United States	11,360	790,656
a	SpringWorks Therapeutics Inc.	United States	3,588	292,566
a	Turning Point Therapeutics Inc.	United States	10,563	699,059
a,f	Vertex Pharmaceuticals Inc.	United States	9,090	1,896,447
a	Zai Lab Ltd., ADR	China	10,801	1,918,906

				24,763,911

	Building Products 0.3%
	AO Smith Corp.	United States	4,888	347,390
	Carrier Global Corp.	United States	44,941	2,064,140
a	Johnson Controls International PLC	United States	9,809	652,691
a	Trane Technologies PLC	United States	7,210	1,343,944

				4,408,165

	Capital Markets 0.5%
e	Amundi SA, 144A	France	25,204	2,241,249
e	Anima Holding SpA, 144A	Italy	102,616	539,045
b	Artisan Partners Asset Management Inc., A	United States	1,133	57,874
b	The Blackstone Group Inc., A	United States	780	72,283
a	Capstar Special Purpose Acquisition Corp., A	United States	10,190	99,454
a	Capstar Special Purpose Acquisition Corp., wts., 7/09/27	United States	6,891	6,064
b	The Charles Schwab Corp.	United States	916	67,647
a,f	E.Merge Technology Acquisition Corp., A	United States	6,534	63,510
a	Foley Trasimene Acquisition Corp., wts., 5/26/25	United States	13,125	24,281
a,f	GS Acquisition Holdings Corp. II, A	United States	2,923	29,435
a	Hudson Executive Investment Corp., A	United States	18,651	185,018
	Moody’s Corp.	United States	8,581	2,877,638
b	Morgan Stanley	United States	749	68,122
a,d	SCVX Corp., A	United States	6,585	65,126

				6,396,746

	Chemicals 0.8%
	International Flavors & Fragrances Inc.	United States	2,323	329,099
	The Sherwin-Williams Co.	United States	29,364	8,325,575
a	Tikkurila OYJ	Finland	21,645	897,375
	WR Grace & Co.	United States	21,432	1,468,521

				11,020,570

	Commercial Services & Supplies 1.2%
a	468 SPAC I SE, A	Germany	124,814	1,477,446
a	468 SPAC I SE, wts., 4/30/26, A	Germany	41,605	45,789
a	7GC & Co. Holdings Inc., wts., 12/31/26, A	United States	3,244	2,498
a	890 5th Avenue Partners Inc., A	United States	39,498	382,341
a	Atlas Crest Investment Corp. II, A	United States	20,011	194,907
a	Atlas Crest Investment Corp. II, wts., 2/23/28, A	United States	4,212	4,381
f	Cintas Corp.	United States	12,657	4,474,756
a	Class Acceleration Corp., A	United States	13,473	130,958

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Commercial Services & Supplies (continued)
a	Class Acceleration Corp., wts., 3/31/28	United States	4,133	$2,315
a	CM Life Sciences III Inc.	United States	22,217	237,055
	Covanta Holding Corp.	United States	20,015	296,422
a	Digital Transformation Opportunities Corp.	United States	39,182	389,469
a	dMY Technology Group Inc. III, wts., 1/31/26, A	United States	12,583	26,300
a	dMY Technology Group Inc. IV	United States	41,278	416,495
a	dMY Technology Group Inc. IV, A	United States	645	6,353
a	dMY Technology Group Inc. IV, wts., 12/31/27, A	United States	129	153
a,d	DPCM Capital Inc.	United States	16,677	163,768
a	Executive Network Partnering Corp., A	United States	19,832	192,767
a	Executive Network Partnering Corp., wts., 9/25/28	United States	2,901	2,263
a	First Reserve Sustainable Growth Corp.	United States	32,362	322,002
a	Gores Guggenheim Inc.	United States	10,074	100,035
a	Gores Metropoulos II Inc.	United States	110	1,109
a,d	Gores Metropoulos II Inc., A	United States	140	1,380
a	Gores Metropoulos II Inc., wts., 1/31/28	United States	9,044	10,491
a	Gores Technology Partners II Inc.	United States	12,807	128,070
a	Gores Technology Partners II Inc., A	United States	1,220	11,956
a	Gores Technology Partners Inc.	United States	11,237	111,808
a	Hedosophia European Growth	Cayman Islands	16,667	204,628
a	Juniper Industrial Holdings Inc., wts., 11/13/26	United States	6,149	21,214
a	Kins Technology Group Inc., wts., 12/31/25, A	United States	1,892	1,513
	Knoll Inc.	United States	31,761	825,786
a	Landcadia Holdings III Inc., wts., 10/01/27	United States	27,482	57,712
a	Landcadia Holdings IV Inc.	United States	12,322	122,357
a	Northern Star Investment Corp. II, wts., 1/31/28, A	United States	5,216	9,545
a	Novus Capital Corp. II, A	United States	19,008	183,997
a	Novus Capital Corp. II, wts., 2/02/26, A	United States	6,336	6,906
a	One Equity Partners Open Water I Corp., A	United States	2,269	21,873
a	One Equity Partners Open Water I Corp., wts., 1/14/26	United States	2,933	2,375
a	Post Holdings Partnering Corp.	United States	15,394	154,710
	Republic Services Inc., A	United States	36,014	3,932,009
a	Star Peak Corp. II, A	United States	13,937	137,558
a	Star Peak Corp. II, wts., 12/24/25, A	United States	5,563	7,510
a	Tech And Energy Transition Corp.	United States	8,501	85,010
a	Tishman Speyer Innovation Corp. II	United States	1,534	15,340
a	Tishman Speyer Innovation Corp. II, A	United States	509	5,029
a	Tishman Speyer Innovation Corp. II, wts., 2/11/26, A	United States	77	92
a	TWC Tech Holdings II Corp., A	United States	21,061	208,083
a	TWC Tech Holdings II Corp., wts., 9/15/27	United States	1,034	1,696
a	Twelve Seas Investment Co. II	United States	4,888	48,636
a	Twelve Seas Investment Co. II, A	United States	10,429	102,204
a	Twelve Seas Investment Co. II, wts., 3/02/28	United States	3,476	2,259

				15,291,329

	Communications Equipment 0.1%
	Accton Technology Corp.	Taiwan	157,660	1,758,634
b	Cisco Systems Inc.	United States	1,281	67,765
d	Ubiquiti Inc.	United States	225	67,842

				1,894,241

	Construction & Engineering 0.5%
a	AECOM	United States	20,518	1,333,875
a	Mastec Inc.	United States	22,333	2,597,998
	Quanta Services Inc.	United States	23,014	2,194,385

				6,126,258

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Construction Materials 0.4%
a	Cemex SAB de CV, ADR	Mexico	232,490	$1,925,017
	LafargeHolcim Ltd., B	Switzerland	67,059	3,990,033

				5,915,050

	Containers & Packaging 0.6%
f	Ball Corp.	United States	100,464	8,254,122

	Distributors 0.2%
	Pool Corp.	United States	6,697	2,923,575

	Diversified Financial Services 1.5%
a	2MX Organic SA, wts., 11/16/25	France	3,920	2,133
a	Acies Acquisition Corp., wts., 11/30/27	Cayman Islands	245	453
a	Adit EdTech Acquisition Corp., wts., 12/31/27	United States	1,411	832
a	AEA-Bridges Impact Corp., A	Cayman Islands	23,496	229,086
a	AEA-Bridges Impact Corp., wts., 9/19/25	Cayman Islands	1,407	1,210
a	Aequi Acquisition Corp.	United States	13,355	132,749
a	African Gold Acquisition Corp., A	United States	6,518	62,964
a	African Gold Acquisition Corp., wts., 3/13/28, A	United States	4,888	2,444
a	Agile Growth Corp.	United States	4,309	42,831
a	Ajax I, wts., 12/18/26	United States	44,707	73,767
a	Alkuri Global Acquisition Corp.	United States	4,150	41,873
a	Altitude Acquisition Corp., A	United States	10,922	106,599
a	Altitude Acquisition Corp., wts., 11/30/27, A	United States	23,064	16,597
a	Angel Pond Holdings Corp.	United States	7,260	72,310
a	Apollo Strategic Growth Capital, A	United States	8,654	84,376
a	Apollo Strategic Growth Capital II	United States	8,845	88,450
a	ArcLight Clean Transition Corp. II	United States	3,419	34,258
a	Ares Acquisition Corp., A	United States	13,000	127,010
a	Ares Acquisition Corp., wts., 12/30/21	United States	1,934	2,050
a,d	Artius Acquisition Inc., A	United States	3,259	32,460
a	Artius Acquisition Inc., wts., 7/13/26	United States	910	1,592
a	Ascendant Digital Acquisition Corp.	United States	165	1,633
a	Athlon Acquisition Corp., wts., 1/18/23	United States	4,234	2,815
a	Atlantic Avenue Acquisition Corp., A	United States	8,680	84,196
a	Atlantic Avenue Acquisition Corp., wts., 10/06/27	United States	4,340	2,995
a	Atlantic Coastal Acquisition Corp.	United States	16,329	161,657
a	Austerlitz Acquisition Corp I, wts., 2/19/26	United States	9,072	13,699
a,d	Austerlitz Acquisition Corp. I	United States	18,988	194,247
a,d	Austerlitz Acquisition Corp. I, A	United States	8,276	81,767
a	Austerlitz Acquisition Corp. II	United States	12,632	126,573
a	Austerlitz Acquisition Corp. II, A	United States	1,111	10,888
a	Authentic Equity Acquisition Corp I, wts., 1/20/28	Cayman Islands	9,239	6,098
a	Biotech Acquisition Co., wts., 11/30/27	United States	4,353	3,004
a	BowX Acquisition Corp., wts., 8/07/27	United States	43,189	125,680
a	Broadscale Acquisition Corp.	United States	6,216	61,911
a	Broadstone Acquisition Corp., wts., 9/15/28	United States	25,789	20,244
a	Burgundy Technology Acquisition Corp.	United States	8,583	84,886
a	Carney Technology Acquisition Corp. II, A	United States	12,636	122,696
a	Carney Technology Acquisition Corp. II, wts., 11/30/27	United States	5,876	5,229
a	CBRE Acquisition Holdings Inc.	United States	4	40
a	CBRE Acquisition Holdings Inc., A	United States	4,159	40,550
a,d	CC Neuberger Principal Holdings II	United States	12,116	119,100
a	CC Neuberger Principal Holdings II, wts., 7/29/25	United States	673	794
a	CC Neuberger Principal Holdings III	United States	558	5,641
a	CC Neuberger Principal Holdings III, wts., 12/31/27	United States	789	884
a	Cerved Information Solutions SpA	Italy	40,026	481,048

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a	CF Acquisition Corp. V, A	United States	6,004	$58,059
a	CF Acquisition Corp. V, wts., 1/25/26, A	United States	2,058	1,924
a	CF Acquisition Corp. VIII	United States	2,475	24,626
a	Churchill Capital Corp. VI	United States	1,080	10,843
a	Churchill Capital Corp. VII	United States	9,560	95,600
a	Churchill Capital Corp. VII, wts., 2/29/28	United States	92	106
a	Clarim Acquisition Corp.	United States	29,231	289,095
a	Clarim Acquisition Corp., A	United States	21,495	208,287
a	Clarim Acquisition Corp., wts., 2/03/28, A	United States	7,165	4,668
a	Climate Real Impact Solutions II Acquisition Corp.	United States	563	5,658
a	Colicity Inc.	United States	37,960	378,081
a	Corner Growth Acquisition Corp., A	United States	22,818	221,106
a	Corner Growth Acquisition Corp., wts., 1/02/28	United States	7,606	6,009
a	Crescent Acquisition Corp., wts., 3/07/24	United States	19,664	28,513
a	Crucible Acquisition Corp.	United States	4,437	44,988
a,d	Decarbonization Plus Acquisition Corp. II, A	United States	7,711	75,722
a	Decarbonization Plus Acquisition Corp. II, wts., 1/19/26, A	United States	1,009	1,231
a	Decarbonization Plus Acquisition Corp. III	United States	12,099	120,990
a	DHC Acquisition Corp., A	United States	6,265	60,551
a	DHC Acquisition Corp., wts., 12/31/27	United States	2,088	2,464
a	Disruptive Acquisition Corp. I	United States	6,844	68,372
a	Dragoneer Growth Opportunities Corp., A	United States	5,962	59,262
a	Dragoneer Growth Opportunities Corp. II, A	United States	1,335	13,350
a	Dragoneer Growth Opportunities Corp. III, A	United States	20,225	203,261
a	Dragoneer Growth Opportunities Corp., wts., 8/18/27	United States	31,448	64,154
a	ECP Environmental Growth Opportunities Corp.	United States	10,712	107,120
a	ECP Environmental Growth Opportunities Corp., wts., 2/11/28	United States	462	419
a	Empower Ltd., wts., 11/30/27	United States	9,631	15,650
a,d	ESM Acquisition Corp.	United States	8,367	83,377
a	European Biotech Acquisition Corp.	Netherlands	1,230	12,189
a	Fast Acquisition Corp. II	United States	16,166	160,367
a	Figure Acquisition Corp. I, A	United States	1,393	14,000
a	Figure Acquisition Corp. I, wts., 12/31/27, A	United States	1,176	1,294
a	Fintech Evolution Acquisition Group	United States	17,597	175,090
a	Fortress Capital Acquisition Corp., A	United States	9,805	95,599
a	Fortress Capital Acquisition Corp., wts., 1/04/28	United States	1,961	1,922
a,d	Fortress Value Acquisition Corp. II, A	United States	23,541	234,939
a	Fortress Value Acquisition Corp. II, wts., 8/10/27	United States	11,288	20,882
a	Fortress Value Acquisition Corp. III, A	United States	10,335	102,006
a	Fortress Value Acquisition Corp. IV	United States	12,743	126,920
a	Forum Merger IV Corp.	United States	2,892	28,718
a	Freedom Acquisition I Corp., A	United States	1,955	19,012
a	Freedom Acquisition I Corp., wts., 12/31/27	United States	488	515
a	FS Development Corp. II, A	United States	2,114	21,119
a	FTAC Athena Acquisition Corp.	United States	28,460	284,885
a	FTAC Hera Acquisition Corp.	United States	35,780	358,516
a	FTAC Hera Acquisition Corp., A	United States	6,156	60,144
a	FTAC Hera Acquisition Corp., wts., 2/28/26	United States	1,539	1,708
a	FTAC Parnassus Acquisition Corp.	United States	49,016	491,140
a	Fusion Acquisition Corp. II	United States	12,633	125,825
a	Fusion Acquisition Corp. II, A	United States	3,259	31,514
a	Fusion Acquisition Corp. II, wts., 12/31/27, A	United States	1,086	804
a	G Squared Ascend I Inc.	United States	5,572	55,720
a	Galileo Acquisition Corp., wts., 10/31/26	United States	26,147	24,842
a	Glenfarne Merger Corp.	United States	1,231	12,224
a	Global Partner Acquisition Corp II, wts., 12/31/27	United States	2,950	2,649

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a	Global Partner Acquisition Corp. II, A	United States	17,700	$173,283
a	Gores Holdings V Inc., A	United States	10,535	106,403
a	Gores Holdings V Inc., wts., 8/10/27	United States	3,120	5,866
a	Gores Holdings VI Inc., wts., 8/24/27	United States	847	4,015
a	Gores Holdings VII Inc.	United States	38,284	381,691
a	Gores Holdings VIII Inc.	United States	8,934	89,251
a	Group Nine Acquisition Corp., A	United States	22,173	216,187
a	Group Nine Acquisition Corp., wts., 1/14/26, A	United States	7,391	5,266
a	Healthcare Services Acquisition Corp., A	United States	3,074	29,664
a	Healthcare Services Acquisition Corp., wts., 1/04/28	United States	4,019	2,612
a	HealthCor Catalio Acquisition Corp., A	United States	4,875	48,067
a	Hennessy Capital Investment Corp. V	United States	3	30
a,d	Hennessy Capital Investment Corp. V, A	United States	15,991	157,991
a	Hennessy Capital Investment Corp. V, wts., 1/11/26	United States	1,241	1,440
a	Investindustrial Acquisition Corp., wts., 10/30/27	United States	2,150	1,828
a	ION Acquisition Corp II Ltd., wts., 2/17/28	Israel	69	90
a	ION Acquisition Corp. 2 Ltd, A	Israel	555	5,506
a	ION Acquisition Corp. 3 Ltd, A	Israel	2,698	26,575
a	Jack Creek Investment Corp., wts., 10/01/25	United States	5,880	3,940
a	Jaws Mustang Acquisition Corp.	United States	6,135	61,657
a	Jaws Mustang Acquisition Corp., A	United States	7,860	76,792
a	Jaws Mustang Acquisition Corp., wts., 1/30/27	United States	1,965	2,201
a	Jaws Spitfire Acquisition Corp., wts., 12/01/25	United States	34,186	52,988
a	Joff Fintech Acquisition Corp., A	United States	5,277	50,870
a	Joff Fintech Acquisition Corp., wts., 2/04/28	United States	1,759	1,478
a	Kairos Acquisition Corp., wts., 12/31/27	Cayman Islands	4,433	2,882
a	Kensington Capital Acquisition Corp. II	United States	8,424	86,262
a	Khosla Ventures Acquisition Co., A	United States	27,998	281,660
a	Khosla Ventures Acquisition Co. II, A	United States	16,634	167,172
a	Khosla Ventures Acquisition Co. III, A	United States	19,002	189,639
a	KKR Acquisition Holdings I Corp.	United States	16,205	162,698
a	L Catterton Asia Acquisition Corp.	Singapore	2,279	22,767
a	Lakestar SPAC I SE	Luxembourg	1,961	23,873
a	Lakestar SPAC I SE, wts., 12/31/25	Luxembourg	716	744
a	Lazard Growth Acquisition Corp. I	United States	4,240	42,400
a	LDH Growth Corp. I	United States	615	6,168
a	Lead Edge Growth Opportunities Ltd.	United States	4,701	46,775
a	Legato Merger Corp., wts., 12/31/25	United States	17,421	24,564
a	Leo Holdings III Corp., A	United States	1,303	12,698
a	Leo Holdings III Corp., wts., 3/02/28	United States	260	227
a	Lerer Hippeau Acquisition Corp., A	United States	20,644	204,169
a	LGL Systems Acquisition Corp., wts., 11/12/26	United States	16,717	28,083
a	Live Oak Acquisition Corp. II, A	United States	11,538	114,226
a	Live Oak Acquisition Corp. II, wts., 12/07/27, A	United States	6,871	11,406
a	Live Oak Mobility Acquisition Corp., A	United States	2,581	25,139
a	Live Oak Mobility Acquisition Corp., wts., 3/04/28	United States	516	537
a	Longview Acquisition Corp. II	United States	16,780	169,981
a	Marlin Technology Corp., A	United States	9,915	95,184
a	Marlin Technology Corp., wts., 3/05/26	United States	3,305	2,677
a	Marquee Raine Acquisition Corp., wts., 12/01/25	Cayman Islands	8,332	7,249
a	MDH Acquisition Corp., A	United States	4,587	44,287
a	MDH Acquisition Corp., wts., 2/02/28, A	United States	2,293	1,395
a	Motive Capital Corp., A	United States	17,457	170,904
a	Motive Capital Corp., wts., 12/09/25	United States	3,179	2,785
a	Mudrick Capital Acquisition Corp. II, wts., 9/10/27	United States	10,302	51,098

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a	The Music Acquisition Corp., A	United States	5,363	$52,289
a	The Music Acquisition Corp., wts., 2/05/28, A	United States	2,681	1,636
a	Nightdragon Acquisition Corp.	United States	21,996	220,180
a	Nightdragon Acquisition Corp., A	United States	1,253	12,229
a	Nightdragon Acquisition Corp., wts., 4/22/26	United States	217	236
a	North Atlantic Acquisition Corp., A	United States	6,495	62,709
a	North Atlantic Acquisition Corp., wts., 10/20/25	United States	2,165	1,898
a	Northern Genesis Acquisition Corp. III	United States	580	5,777
a	Oaktree Acquisition Corp II, wts., 9/15/27	United States	4,143	4,599
a	Oaktree Acquisition Corp. II, A	United States	17,512	171,092
a	Obotech Acquisition SE, A	Luxembourg	4,205	49,878
a	Obotech Acquisition SE, wts., 4/30/26	Luxembourg	1,401	1,542
a	One, wts., 8/17/25	United States	19,304	37,257
a	Orion Biotech Opportunities Corp.	United States	16,960	170,109
a	Pathfinder Acquisition Corp.	United States	35,815	357,792
a	Pegasus Acquisition Co. Europe BV	Netherlands	109,017	1,333,114
a	Peridot Acquisition Corp. II	United States	2,506	25,010
a	Periphas Capital Partnering Corp., A	United States	10,736	263,461
a	Periphas Capital Partnering Corp., wts., 12/10/28, A	United States	2,684	4,804
a	Pershing Square Tontine Holdings Ltd., A	United States	8,097	203,397
a	Pershing Square Tontine Holdings Ltd., wts., 7/24/21	United States	1	9
a	Pioneer Merger Corp., A	United States	2,043	20,185
a	PMV Consumer Acquisition Corp., wts., 8/31/27	United States	2,466	1,973
a	Poema Global Holdings Corp., A	United States	8,866	85,557
a	Poema Global Holdings Corp., wts., 1/08/26	United States	4,433	3,103
a	Pontem Corp., A	United States	16,446	159,362
a	Pontem Corp., wts., 1/05/26	United States	5,482	4,385
a	Population Health Investment Co. Inc., A	United States	1,144	11,223
a	Power & Digital Infrastructure Acquisition Corp.	United States	5,532	55,873
a	Powered Brands, A	United States	3,648	35,823
a,d	Primavera Capital Acquisition Corp., A	Hong Kong	3,048	29,444
a	Primavera Capital Aquisition Corp., wts., 1/19/26	Hong Kong	1,524	1,082
a,d	Property Solutions Acquisition Corp. II	United States	3,238	32,218
a	PWP Forward Acquisition Corp. I	United States	6,157	61,139
a	RedBall Acquisition Corp.	United States	8,172	80,086
a	Reinvent Technology Partners Z, wts., 12/31/27	United States	2,987	4,391
a	Revolution Acceleration Acquisition Corp., A	United States	3,334	33,340
a	Revolution Acceleration Acquisition Corp., wts., 12/10/26	United States	21,890	31,303
a	Rice Acquisition Corp., wts., 10/26/27	United States	23,377	110,573
a	RMG Acquisition Corp. II, A	United States	3,263	32,402
a	RMG Acquisition Corp. II, wts., 12/27/25	United States	1,928	3,085
a	RMG Acquisition Corp. III	United States	2,786	27,721
a	RMG Acquisition Corp. III, A	United States	21,555	210,808
a	RMG Acquisition Corp. III, wts., 12/31/27	United States	4,311	4,031
a	Rosecliff Acquisition Corp. I	United States	59,628	588,528
a	Ross Acquisition Corp. II	United States	4,378	43,561
a	RXR Acquisition Corp.	United States	9,640	96,400
a	Sarissa Capital Acquisition Corp., A	United States	13,243	132,298
a,d	Science Strategic Acquisition Corp. Alpha	United States	5,442	54,229
a	ScION Tech Growth I, A	United Kingdom	3,306	32,134
a	ScION Tech Growth I, wts., 11/01/25	United Kingdom	1,102	926
a	ScION Tech Growth II	United Kingdom	2,073	20,740
a	SCP & Co. Healthcare Acquisition Co., wts., 1/31/28	United States	5,434	3,315
a	Silver Crest Acquisition Corp., A	United States	2,931	28,255
a	Silver Crest Acquisition Corp., wts., 12/15/25	United States	1,465	952

22	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a,d	Soaring Eagle Acquisition Corp., A	United States	53,571	$528,746
a	Soaring Eagle Acquisition Corp., wts., 2/23/26	United States	8,102	17,581
a,b	Social Capital Hedosophia Holdings Corp. VI, A	United States	34,911	353,648
a	Social Leverage Acquisition Corp. I	United States	13,866	138,660
a	Social Leverage Acquisition Corp. I, A	United States	3,470	33,763
a	Software Acquisition Group Inc. II, wts., 3/17/27	United States	4,840	8,131
a	Spartan Acquisition Corp. III, A	United States	32,665	319,464
a	Spartan Acquisition Corp. III, wts., 3/04/28, A	United States	4,195	4,027
a	Sports Entertainment Acquisition Corp., wts., 10/30/25	United States	15,465	31,549
a	Starboard Value Acquisition Corp., A	United States	1,742	17,263
a	Supernova Partners Acquisition Co. II Ltd., A	United States	8,105	79,105
a	Supernova Partners Acquisition Co. II Ltd., wts., 12/31/27	United States	2,026	1,915
a	Supernova Partners Acquisition Co. III Ltd.	United States	8,623	86,230
a	Supernova Partners Acquisition Co. Inc., A	United States	10	99
a	Supernova Partners Acquisition Co. Inc., wts., 10/16/25	United States	13,362	20,043
a	Sustainable Development Acquisition I Corp.	United States	8,363	83,964
a	SVF Investment Corp., A	United States	341	3,407
a	SVF Investment Corp. 2, A	United States	281	2,810
a	SVF Investment Corp. 3, A	United States	281	2,796
a	Tailwind Acquisition Corp., wts., 9/07/27	United States	14,703	16,320
a	TB SA Acquisition Corp.	Cayman Islands	22,005	218,510
a	TCV Acquisition Corp., A	United States	1,698	16,980
a	TCW Special Purpose Acquisition Corp., A	United States	6,265	61,077
a	TCW Special Purpose Acquisition Corp., wts., 12/31/28	United States	2,088	1,536
a	Tekkorp Digital Acquisition Corp., wts., 9/29/27	United States	1,328	1,195
a	Thoma Bravo Advantage, A	United States	16,627	171,757
a	TLG Acquisition One Corp., A	United States	9,876	95,501
a	TLG Acquisition One Corp., wts., 1/25/28	United States	3,292	2,074
a,d	TPG Pace Beneficial II Corp., A	United States	17,023	170,400
a	TPG Pace Solutions Corp.	United States	17,077	169,490
a	TS Innovation Acquisitions Corp., wts., 12/31/26, A	United States	16,766	39,065
a	Twin Ridge Capital Acquisition Corp., A	United States	7,511	74,291
a	Twin Ridge Capital Acquisition Corp., wts., 3/07/28	United States	2,503	1,652
a	two, A	United States	9,851	98,313
a	Valor Latitude Acquisition Corp.	United States	16,723	166,812
a	Vector Acquisition Corp. II, A	United States	8,707	86,112
a	Virgin Group Acquisition Corp. II	United States	10,835	108,025
a	Virtuoso Acquisition Corp., A	United States	19,976	195,765
a	Virtuoso Acquisition Corp., wts., 1/31/28, A	United States	14,047	12,221
a	Viveon Health Acquisition Corp., Contingent Value, rts., 12/31/27	United States	22,809	4,448
a	Viveon Health Acquisition Corp., wts., 12/31/27	United States	22,809	7,322
a,d	VPC Impact Acquisition Holdings II Inc.	United States	6,544	65,145
a	VPC Impact Acquisition Holdings II Inc., A	United States	3,698	36,536
a	VPC Impact Acquisition Holdings II, wts., 3/05/26	United States	924	832
a	VPC Impact Acquisition Holdings III Inc.	United States	6,868	68,611
a	VPC Impact Acquisition Holdings III Inc., A	United States	4,931	48,422
a	VPC Impact Acquisition Holdings III Inc., wts., 12/31/27, A	United States	1,232	1,079
a	Waldencast Acquisition Corp.	United States	1,008	10,171

				19,840,014

	Diversified Telecommunication Services 0.2%
a,d	AST Spacemobile Inc.	United States	3,287	23,732
a	AST Spacemobile Inc., wts., 9/01/24	United States	37	93
a	Frontier Communications Parent Inc.	United States	21,735	542,940
a	ORBCOMM Inc.	United States	163,067	1,824,720

franklintempleton.com	Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services (continued)
	Verizon Communications Inc.	United States	1,077	$60,840

				2,452,325

	Electric Utilities 0.9%
	Duke Energy Corp.	United States	2,117	212,166
	Edison International	United States	2,083	116,377
a,f	Energy Harbor Corp.	United States	84,940	2,760,975
	Exelon Corp.	United States	92,783	4,186,369
f	FirstEnergy Corp.	United States	32,457	1,230,445
a	PG&E Corp.	United States	262,954	2,666,353

				11,172,685

	Electrical Equipment 0.1%
a	Chargepoint Holdings Inc.	United States	32,641	794,808
a	Chargepoint Holdings Inc., wts., 12/31/24	United States	7	89
a	Generac Holdings Inc.	United States	2,939	966,108

				1,761,005

	Electronic Equipment, Instruments & Components 0.3%
a	Coherent Inc.	United States	6,978	1,832,493
	Hollysys Automation Technologies Ltd.	China	85,272	1,151,172
a,d	II-VI Inc.	United States	11,448	771,252
	TE Connectivity Ltd.	United States	471	63,905

				3,818,822

	Entertainment 0.1%
b	Activision Blizzard Inc.	United States	641	62,337
	Electronic Arts Inc.	United States	8,017	1,145,870
a,d	SciPlay Corp., A	United States	21,885	377,516

				1,585,723

	Equity Real Estate Investment Trusts (REITs) 0.1%
b	American Tower Corp.	United States	252	64,376
a	EPR Properties	United States	7,200	353,880
	OMEGA Healthcare Investors Inc.	United States	628	22,997
a	Ryman Hospitality Properties Inc.	United States	3,591	269,002
	VICI Properties Inc.	United States	18,873	587,517

				1,297,772

	Food & Staples Retailing 0.4%
	Costco Wholesale Corp.	United States	11,867	4,488,930
b	Walmart Inc.	United States	1,637	232,503

				4,721,433

	Food Products 0.3%
	Nestle SA	Switzerland	34,063	4,195,906
b	Tyson Foods Inc., A	United States	795	63,202

				4,259,108

	Health Care Equipment & Supplies 1.6%
b	Abbott Laboratories	United States	502	58,558
a	Align Technology Inc.	United States	2,471	1,458,261
a	Axonics Inc.	United States	6,496	374,754
f	Becton Dickinson and Co.	United States	5,467	1,322,413
f	The Cooper Cos. Inc.	United States	3,180	1,251,171
	Danaher Corp., W	United States	24,762	6,342,539

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Health Care Equipment & Supplies (continued)
a	DexCom Inc.	United States	5,311	$1,961,830
a,f	Intuitive Surgical Inc.	United States	2,030	1,709,625
a	LivaNova PLC	United States	4,810	401,827
	Medtronic PLC	United States	5,480	693,713
a	Nevro Corp.	United States	3,528	531,670
a	NuVasive Inc.	United States	10,359	706,484
a,d	Outset Medical Inc.	United States	7,691	371,244
a	Shockwave Medical Inc.	United States	6,117	1,100,448
a	Tandem Diabetes Care Inc.	United States	6,440	549,912
a	Treace Medical Concepts Inc.	United States	4,571	148,329
	Zimmer Biomet Holdings Inc.	United States	10,423	1,754,504

				20,737,282

	Health Care Providers & Services 1.2%
a	Accolade Inc.	United States	6,507	328,538
a	Agilon Health Inc.	United States	9,169	329,534
b	Anthem Inc.	United States	167	66,503
	Cigna Corp.	United States	3,561	921,765
	CVS Health Corp.	United States	27,290	2,358,948
a,f	Guardant Health Inc.	United States	9,043	1,122,417
f	Humana Inc.	United States	10,122	4,430,399
a	Innovage Holding Corp.	United States	10,554	225,856
a	New Frontier Health Corp.	Hong Kong	110,724	1,256,717
f	UnitedHealth Group Inc.	United States	12,807	5,275,459

				16,316,136

	Health Care Technology 0.1%
a	Phreesia Inc.	United States	12,944	640,728
a,f	Teladoc Health Inc.	United States	5,569	838,580
a,e	Yidu Tech Inc., 144A	China	6,520	34,632

				1,513,940

	Hotels, Restaurants & Leisure 1.1%
a,d	Airbnb Inc., A	United States	4,969	697,648
a,d	Carnival Corp.	United States	1,603	47,385
a	Carnival PLC	United States	30,833	771,568
a	Chipotle Mexican Grill Inc., A	United States	1,650	2,263,767
a	Crown Resorts Ltd.	Australia	225,379	2,236,869
d	Domino’s Pizza Inc.	United States	5,312	2,267,533
	Extended Stay America Inc.	United States	34,508	680,153
a	Great Canadian Gaming Corp.	Canada	115,308	4,176,691
	McDonald’s Corp.	United States	1,165	272,482
a,d	Norwegian Cruise Line Holdings Ltd.	United States	1,495	47,691
a	Royal Caribbean Cruises Ltd.	United States	1,020	95,135
a	Scientific Games Corp., A	United States	956	69,348
	Starbucks Corp.	United States	1,213	138,136
a	Wynn Resorts Ltd.	United States	686	90,463

				13,854,869

	Household Durables 0.0%†
	Installed Building Products Inc.	United States	4,974	589,916
b	Lennar Corp., A	United States	579	57,327

				647,243

	Household Products 0.0%†
b	The Procter & Gamble Co.	United States	1,827	246,371

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Independent Power & Renewable Electricity Producers 0.7%
	The AES Corp.	United States	179,539	$4,562,086
	Clearway Energy Inc., C	United States	39,025	1,047,041
	NextEra Energy Partners LP	United States	28,755	1,965,979
a	Sunnova Energy International Inc.	United States	41,273	1,205,172

				8,780,278

	Industrial Conglomerates 0.1%
	Honeywell International Inc.	United States	271	62,577
	Smiths Group PLC	United Kingdom	17,888	392,321
	Toshiba Corp.	Japan	10,703	450,225

				905,123

	Insurance 1.1%
	Aon PLC, A	United States	6,489	1,644,118
b	Fidelity National Financial Inc.	United States	728	34,209
	The Hartford Financial Services Group Inc.	United States	4,784	312,634
	The Progressive Corp.	United States	650	64,402
a,d	Trupanion Inc.	United States	15,562	1,403,226
a	Willis Towers Watson PLC	United States	39,637	10,359,526

				13,818,115

	Interactive Media & Services 2.1%
a,f	Alphabet Inc., A	United States	2,723	6,417,702
a,f	Alphabet Inc., C	United States	1,232	2,971,042
a,f	Facebook Inc., A	United States	14,234	4,679,143
a	Genius Sports LTD., wts., 12/31/28	United States	877	9,384
a,d	Match Group Inc.	United States	24,555	3,520,696
a,f	Snap Inc., A	United States	50,395	3,130,537
	Tencent Holdings Ltd.	China	79,596	6,322,881

				27,051,385

	Internet & Direct Marketing Retail 1.4%
a,f	Alibaba Group Holding Ltd., ADR	China	21,388	4,576,177
a	Amazon.com Inc.	United States	1,434	4,621,882
a	Booking Holdings Inc.	United States	699	1,650,723
a,e	Deliveroo PLC, A, 144A	United Kingdom	144,586	516,409
f	eBay Inc.	United States	36,805	2,240,688
a	Grubhub Inc.	United States	69,960	4,205,296
a	MercadoLibre Inc.	Argentina	122	165,758

				17,976,933

	IT Services 2.8%
a	21Vianet Group Inc., ADR	China	9,773	218,133
b	Accenture PLC, A	United States	212	59,818
a	Affirm Holdings Inc., A	United States	2,768	168,322
a	FleetCor Technologies Inc.	United States	3,844	1,054,947
	Genpact Ltd.	United States	63,687	2,913,043
	Global Payments Inc.	United States	28,415	5,504,270
a	GoDaddy Inc., A	United States	34,828	2,819,675
	International Business Machines Corp.	United States	2,072	297,829
b	MasterCard Inc., A	United States	14,385	5,186,944
a,d	MongoDB Inc., A	United States	4,230	1,234,906
a	Nuvei Corp.	Canada	28,429	2,061,102
a,f	PayPal Holdings Inc.	United States	30,388	7,901,487
a	Shopify Inc., A	Canada	756	939,610
a	StoneCo. Ltd.	Brazil	45,782	3,020,239

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	IT Services (continued)
a	VeriSign Inc.	United States	5,380	$1,183,170
d	Visa Inc., A	United States	3,671	834,418
a	WEX Inc.	United States	6,804	1,332,972

				36,730,885

	Leisure Products 0.1%
	Callaway Golf Co.	United States	34,006	1,255,502

	Life Sciences Tools & Services 1.8%
a	10x Genomics Inc., A	United States	3,334	600,120
a	Akoya Biosciences Inc.	United States	5,644	117,508
a	Avantor Inc.	United States	26,701	858,437
a	Eurofins Scientific SE	Luxembourg	23,368	2,522,612
	Gerresheimer AG	Germany	9,835	1,088,466
a	Illumina Inc.	United States	2,404	975,159
a	IQVIA Holdings Inc.	United States	5,730	1,376,117
	Luminex Corp.	United States	16,495	608,501
a	Mettler-Toledo International Inc.	United States	3,910	5,086,714
a	Olink Holding AB, ADR	Sweden	1,251	44,198
a,e	Polypeptide Group AG, 144A	United States	1,573	133,859
a	PRA Health Sciences Inc.	United States	27,189	4,647,144
a	QIAGEN NV	United States	5,780	285,301
a	Repligen Corp.	United States	2,054	375,081
	Sartorius Stedim Biotech	France	3,487	1,511,406
	Thermo Fisher Scientific Inc.	United States	5,107	2,397,736
a,e	Wuxi Biologics Cayman Inc., 144A	China	108,141	1,683,783

				24,312,142

	Machinery 0.3%
b	Caterpillar Inc.	United States	268	64,610
	Cummins Inc.	United States	237	60,975
b	Deere & Co.	United States	163	58,859
a,d	Nikola Corp.	United States	6,400	95,744
	Parker-Hannifin Corp.	United States	206	63,479
	Stanley Black & Decker Inc.	United States	6,483	1,405,514
	The Toro Co.	United States	14,096	1,565,925
a	Welbilt Inc.	United States	15,772	389,726

				3,704,832

	Media 0.4%
a	Altice USA Inc., A	United States	9,027	325,514
a,d	Cardlytics Inc.	United States	9,355	996,775
	Comcast Corp., A	United States	1,147	65,769
b	Fox Corp.	United States	1,639	61,217
	The Interpublic Group of Cos. Inc.	United States	541	18,226
a	ITV PLC	United Kingdom	293,248	530,775
	Nexstar Media Group Inc., A	United States	412	62,587
	Shaw Communications Inc., B	Canada	96,920	2,875,481
	Stroeer SE & Co. KGaA	Germany	1,613	132,195

				5,068,539

	Metals & Mining 0.2%
a	Arcelormittal SA	Luxembourg	31,108	1,023,532
a	Cleveland-Cliffs Inc.	United States	30,027	604,143
	First Quantum Minerals Ltd.	Zambia	7,030	172,983
	Freeport-McMoRan Inc.	United States	7,184	306,901

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Metals & Mining (continued)
b	Newmont Corp.	United States	988	$72,598
	Reliance Steel & Aluminum Co.	United States	157	26,387
	Steel Dynamics Inc.	United States	1,403	87,589
	United States Steel Corp.	United States	3,608	93,556

				2,387,689

	Multiline Retail 0.3%
	Kohl’s Corp.	United States	31,723	1,760,309
b	Target Corp.	United States	10,992	2,494,305

				4,254,614

	Multi-Utilities 0.0%†
	NiSource Inc.	United States	7,973	203,312

	Oil, Gas & Consumable Fuels 0.1%
a	Battalion Oil Corp.	United States	3,790	46,996
a	California Resources Corp.	United States	9,392	272,462
b	Chevron Corp.	United States	609	63,208
b	ConocoPhillips	United States	970	54,068
a	Denbury Inc.	United States	9,313	624,157
b	Enterprise Products Partners LP	United States	2,681	63,298
b	Exxon Mobil Corp.	United States	1,060	61,872
a	Lonestar Resources US Inc.	United States	3,072	21,965
a	Whiting Petroleum Corp.	United States	5,611	256,928

				1,464,954

	Paper & Forest Products 0.0%†
	Semapa-Sociedade de Investimento E Gestao	Portugal	31,705	453,610
a,c	Topco Associates LLC	United Kingdom	144,632	—

				453,610

	Personal Products 0.2%
	The Estee Lauder Cos. Inc., A	United States	460	140,999
a	Unilever PLC	United Kingdom	43,087	2,569,875

				2,710,874

	Pharmaceuticals 0.8%
a	Arvinas Inc.	United States	3,611	262,664
b	Bristol-Myers Squibb Co.	United States	931	61,185
a	Catalent Inc.	United States	2,601	272,663
a	Centessa Pharmaceuticals PLC, ADR	United Kingdom	6,778	147,422
f	Eli Lilly & Co., W	United States	12,834	2,563,463
	Hikma Pharmaceuticals PLC	Jordan	18,134	629,015
	Johnson & Johnson	United States	1,567	265,215
	Merck & Co. Inc.	United States	752	57,069
f	Novo Nordisk AS, ADR	Denmark	12,001	946,879
b	Pfizer Inc.	United States	1,625	62,936
a,d	Revance Therapeutics Inc.	United States	17,112	506,686
	Roche Holding AG	Switzerland	13,291	4,625,345
	Viatris Inc.	United States	43,030	655,777
a,e	Zhaoke Ophthalmology Ltd., 144A	Hong Kong	52,004	85,764

				11,142,083

	Professional Services 1.4%
f	CoreLogic Inc.	United States	42,079	3,345,280
a	CoStar Group Inc.	United States	1,311	1,119,594
a	IHS Markit Ltd.	United States	56,225	5,921,055

28	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Professional Services (continued)
a,e	Intertrust NV, 144A	Netherlands	209,981	$3,873,424
	SGS SA	Switzerland	200	623,901
	TransUnion	United States	11,237	1,202,359
a	TriNet Group Inc.	United States	27,855	2,098,596

				18,184,209

	Road & Rail 1.4%
	Canadian National Railway Co.	Canada	14,960	1,684,047
	CSX Corp.	United States	39,176	3,922,301
b	Kansas City Southern	United States	21,568	6,420,362
	Ryder System Inc.	United States	797	65,187
a	Uber Technologies Inc.	United States	6,403	325,464
f	Union Pacific Corp.	United States	23,705	5,327,225

				17,744,586

	Semiconductors & Semiconductor Equipment 2.1%
a	Advanced Micro Devices Inc.	United States	19,318	1,546,985
b	Applied Materials Inc.	United States	1,235	170,591
	ASML Holding NV, G	Netherlands	3,825	2,583,673
a	Dialog Semiconductor PLC	United Kingdom	7,565	603,526
	KLA Corp.	United States	435	137,847
	LAM Research Corp.	United States	98	63,685
	Marvell Technology Inc.	United States	49,839	2,407,224
	Maxim Integrated Products Inc.	United States	71,117	7,254,645
	MediaTek Inc.	Taiwan	53,295	1,919,874
a	Micron Technology Inc.	United States	18,488	1,555,580
	NVIDIA Corp.	United States	265	172,192
	NXP Semiconductors NV	Netherlands	310	65,540
a	Qorvo Inc.	United States	7,959	1,454,268
b	QUALCOMM Inc.	United States	1,438	193,469
	Skyworks Solutions Inc.	United States	7,908	1,344,360
b	Texas Instruments Inc.	United States	11,460	2,175,337
	Xilinx Inc.	United States	31,518	4,002,786

				27,651,582

	Software 5.4%
a	Adobe Inc.	United States	7,241	3,653,664
a	Atlassian Corp. PLC, A	United States	6,700	1,562,976
a	Autodesk Inc.	United States	312	89,188
a,d	Avalara Inc.	United States	17,233	2,277,686
a	Blackberry Ltd.	Canada	70,757	712,523
a,b	Box Inc., A	United States	63,778	1,486,665
a	Ceridian HCM Holding Inc.	United States	21,191	1,895,747
a	HubSpot Inc.	United States	3,885	1,959,516
	Intuit Inc.	United States	8,044	3,532,040
b,f	Microsoft Corp.	United States	23,508	5,869,478
a	Nuance Communications Inc.	United States	102,341	5,413,839
b	Oracle Corp.	United States	800	62,992
a,b	Proofpoint Inc.	United States	55,943	9,667,510
a,d	RingCentral Inc., A	United States	10,462	2,745,961
a	Salesforce.com Inc.	United States	13,178	3,137,682
	SAP SE	Germany	43,399	6,026,301
a	ServiceNow Inc.	United States	4,888	2,316,326
a	Slack Technologies Inc., A	United States	189,251	8,334,614
a	Talend SA, ADR	United States	77,098	5,009,057
a	Varonis Systems Inc., B	United States	28,733	1,387,804

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Common Stocks and Other Equity Interests (continued)
	Software (continued)
a	Workday Inc., A	United States	11,767	$2,691,348
a,f	Zscaler Inc.	United States	3,542	687,856

				70,520,773

	Specialty Retail 1.2%
a,b	At Home Group Inc.	United States	26,840	1,007,574
a	Five Below Inc.	United States	15,195	2,797,703
a	Frasers Group PLC	United Kingdom	180,900	1,482,370
b	The Home Depot Inc.	United States	18,556	5,917,694
a	L Brands Inc.	United States	13,323	930,878
b	Lowe’s Cos. Inc.	United States	315	61,371
	The TJX Cos. Inc.	United States	891	60,178
	Tractor Supply Co.	United States	9,978	1,813,003
a,e	Watches of Switzerland Group PLC, 144A	United Kingdom	107,428	1,194,856

				15,265,627

	Technology Hardware, Storage & Peripherals 0.1%
b	Apple Inc.	United States	1,853	230,902
a	Dell Technologies Inc., C	United States	11,233	1,108,023
	HP Inc.	United States	1,848	54,017

				1,392,942

	Textiles, Apparel & Luxury Goods 0.8%
	Adidas AG	Germany	14,540	5,306,379
a	Capri Holdings Ltd.	United States	45,129	2,559,266
	LVMH Moet Hennessy Louis Vuitton SE	France	197	157,122
b	Nike Inc., B	United States	1,493	203,735
a,f	Tapestry Inc.	United States	42,003	1,885,515

				10,112,017

	Tobacco 0.0%†
b	Altria Group Inc.	United States	1,265	62,263
b	Philip Morris International Inc.	United States	608	58,630

				120,893

	Trading Companies & Distributors 0.4%
	Brenntag SE	Germany	50,334	4,749,546
	IMCD Group NV	Netherlands	2,228	360,551

				5,110,097

	Transportation Infrastructure 0.1%
a	Atlantia SpA	Italy	57,216	1,126,694
	Macquarie Infrastructure Corp.	United States	9,831	342,905

				1,469,599

	Water Utilities 0.1%
	Guangdong Investment Ltd.	China	545,824	800,977

	Wireless Telecommunication Services 0.1%
a	Boingo Wireless Inc.	United States	1,451	20,285
a	T-Mobile USA Inc.	United States	2,627	371,589
f	Vodafone Group PLC, ADR	United Kingdom	49,788	919,585

				1,311,459

	Total Common Stocks and Other Equity Interests (Cost $384,391,104)			541,467,835

30	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares/ Warrants/ Rights	Value
	Exchange Traded Funds 0.1%
	Invesco Solar ETF	United States	7,531	$595,778
	SPDR S&P Metals & Mining ETF	United States	4,561	211,995

	Total Exchange Traded Funds (Cost $799,760)			807,773

	Convertible Preferred Stocks 0.2%
	Banks 0.1%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	202	283,939
	Wells Fargo & Co., 7.50%, cvt. pfd., L	United States	268	389,870

				673,809

	Construction & Engineering 0.0%†
e	Fluor Corp., 6.50%, cvt. pfd., 144A	United States	457	485,700

	Diversified Telecommunication Services 0.0%†
e	2020 Cash Mandatory Exchangeable Trust, 5.25%, cvt. pfd., 144A	United States	250	308,870

	Food Products 0.1%
	Bunge Ltd., 4.875%, cvt. pfd.	United States	4,895	591,184

	Gas Utilities 0.0%†
	El Paso Energy Capital Trust I, 4.75%, cvt. pfd.	United States	114	5,802

	Health Care Equipment & Supplies 0.0%†
	Boston Scientific Corp., 5.50%, cvt. pfd., A	United States	1,204	137,148

	Multi-Utilities 0.0%†
	NiSource Inc., 7.75%, cvt. pfd.	United States	1,700	180,931

	Total Convertible Preferred Stocks (Cost $2,195,022)			2,383,444

	Preferred Stocks 0.1%
	Automobiles 0.1%
	Volkswagen AG, 2.08%, pfd.	Germany	2,196	613,637

	Diversified Financial Services 0.0%†
a	2MX Organic SA, pfd.	France	3,964	48,197

	Electric Utilities 0.0%†
	SCE Trust II, 5.10%, pfd.	United States	4,811	120,756
	SCE Trust III, 5.75%, pfd., H	United States	5,399	136,271
	SCE Trust IV, 5.375%, pfd., J	United States	3,191	79,966
	SCE Trust VI, 5.00%, pfd.	United States	4,386	109,387

				446,380

	Thrifts & Mortgage Finance 0.0%†
	FHLMC, 8.375%, pfd., Z	United States	3,672	22,179
	FNMA, 8.25%, pfd., S	United States	3,650	23,251

				45,430

	Total Preferred Stocks (Cost $1,164,745)			1,153,644

			Principal Amount*
	Convertible Bonds 13.0%
	Aerospace & Defense 0.2%
f	Kaman Corp., senior note, 3.25%, 5/01/24	United States	1,517,000	1,650,956
e	Parsons Corp., senior note, 144A, 0.25%, 8/15/25	United States	1,159,000	1,238,971

				2,889,927

franklintempleton.com	Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Air Freight & Logistics 0.3%
f	Air Transport Services Group Inc., senior note, 1.125%, 10/15/24	United States	1,376,000		$1,430,214
f	Atlas Air Worldwide Holdings Inc., senior note, 2.25%, 6/01/22	United States	1,456,000		1,665,373
	1.875%, 6/01/24	United States	965,000		1,330,494

					4,426,081

	Airlines 0.3%
g	Air France-KLM, senior note, Reg S, 0.125%, 3/25/26	France	38,493	EUR	738,735
f	American Airlines Group Inc., senior note, 6.50%, 7/01/25	United States	1,202,000		2,085,470
e	GOL Equity Finance SA, senior note, 144A, 3.75%, 7/15/24	Brazil	1,159,000		1,079,220
e	Jetblue Airways Corp., senior note, 144A, 0.50%, 4/01/26	United States	60,000		65,670
	Southwest Airlines Co., senior note, 1.25%, 5/01/25	United States	195,000		332,962

					4,302,057

	Auto Components 0.2%
e	LCI Industries, senior note, 144A, 1.125%, 5/15/26	United States	437,000		480,044
f	Patrick Industries Inc., senior note, 1.00%, 2/01/23	United States	1,541,000		1,825,122

					2,305,166

	Automobiles 0.3%
e	LI Auto Inc., senior note, 144A, 0.25%, 5/01/28	China	914,000		961,590
e	NIO Inc., senior note, 144A, 0.50%, 2/01/27	China	1,206,000		1,020,879
	zero cpn., 2/01/26	China	1,679,000		1,462,409

					3,444,878

	Banks 0.3%
f	Hope Bancorp Inc., senior bond, 2.00%, 5/15/38	United States	2,183,000		2,178,581
g	JPMorgan Chase Bank NA, senior note, Reg S, zero cpn., 12/28/23	United States	1,000,000		1,050,250

					3,228,831

	Biotechnology 1.2%
e	Avid SPV LLC, senior note, 144A, 1.25%, 3/15/26	United States	563,000		674,133
	BioMarin Pharmaceutical Inc., senior sub. note, 1.25%, 5/15/27	United States	2,314,000		2,264,943
e	Bridgebio Pharma Inc., senior note, 144A, 2.25%, 2/01/29	United States	966,000		904,332
	Coherus Biosciences Inc., senior sub. note, 1.50%, 4/15/26	United States	954,000		958,013
e	Dynavax Technologies Corp., 144A, 2.50%, 5/15/26	United States	985,000		1,014,923
f	Flexion Therapeutics Inc., senior note, 3.375%, 5/01/24	United States	1,493,000		1,349,800
	Gossamer Bio Inc., senior note, 5.00%, 6/01/27	United States	750,000		627,187
e	Halozyme Therapeutics Inc., senior note, 144A, 0.25%, 3/01/27	United States	35,000		31,369
	Insmed Inc., senior note, 0.75%, 6/01/28	United States	686,000		688,144
e	Ionis Pharmaceuticals Inc., senior note, 144A, zero cpn., 4/01/26	United States	80,000		76,720
	Ironwood Pharmaceuticals Inc., senior note, 2.25%, 6/15/22	United States	603,000		651,380
	[d] 1.50%, 6/15/26	United States	846,000		958,208
e	Kadmon Holdings Inc., senior note, 144A, 3.625%, 2/15/27	United States	399,000		347,221
f	Karyopharm Therapeutics Inc., senior note, 3.00%, 10/15/25	United States	1,351,000		1,335,506
f	Ligand Pharmaceuticals Inc., senior note, 0.75%, 5/15/23	United States	1,750,000		1,713,395
e	Mannkind Corp., senior note, 144A, 2.50%, 3/01/26	United States	1,155,000		1,282,877
d	Neurocrine Biosciences Inc., senior note, 2.25%, 5/15/24	United States	110,000		149,256
g	Pharming Group NV, senior note, Reg S, 3.00%, 1/21/25	Netherlands	800,000	EUR	803,657

					15,831,064

	Capital Markets 0.1%
g	SGX Treasury I Pte Ltd., senior note, Reg S, zero cpn., 3/01/24	Singapore	1,000,000	EUR	1,246,837

32	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Convertible Bonds (continued)
	Consumer Finance 0.7%
f	Encore Capital Group Inc., senior note, 3.25%, 3/15/22	United States	2,122,000	$2,407,144
	3.25%, 10/01/25	United States	1,254,000	1,649,010
	EZCORP Inc., senior note, 2.875%, 7/01/24	United States	1,160,000	1,196,250
e,f	LendingTree Inc., senior note, 144A, 0.50%, 7/15/25	United States	2,062,000	1,824,870
f	PRA Group Inc., senior note, 3.50%, 6/01/23	United States	1,386,000	1,504,676

				8,581,950

	Diversified Consumer Services 0.1%
e	Stride Inc., senior note, 144A, 1.125%, 9/01/27	United States	1,115,000	977,521

	Electronic Equipment, Instruments & Components 0.2%
f	OSI Systems Inc., senior note, 1.25%, 9/01/22	United States	1,190,000	1,256,997
f	Vishay Intertechnology Inc., senior note, 2.25%, 6/15/25	United States	1,225,000	1,328,390

				2,585,387

	Energy Equipment & Services 0.1%
f	Helix Energy Solutions Group Inc., senior note, 6.75%, 2/15/26	United States	1,389,000	1,639,853
e	Oil States International Inc., senior note, 144A, 4.75%, 4/01/26	United States	255,000	246,858

				1,886,711

	Entertainment 0.4%
e	Cinemark Holdings Inc., senior note, 144A, 4.50%, 8/15/25	United States	1,333,000	2,420,228
	Live Nation Entertainment Inc., senior note, 2.00%, 2/15/25	United States	964,000	1,111,974
e	The Marcus Corp., senior note, 144A, 5.00%, 9/15/25	United States	645,000	1,354,903

				4,887,105

	Equity Real Estate Investment Trusts (REITs) 0.4%
e	Braemar Hotels & Resorts Inc., senior note, 144A, 4.50%, 6/01/26	United States	346,000	413,715
e	Geo Corrections Holdings Inc., senior note, 144A, 6.50%, 2/23/26	United States	608,000	463,982
e,f	IIP Operating Partnership LP, senior note, 144A, 3.75%, 2/21/24	United States	688,000	1,897,573
	Pebblebrook Hotel Trust, senior note, 1.75%, 12/15/26	United States	815,000	900,575
	Summit Hotel Properties Inc., senior note, 1.50%, 2/15/26	United States	1,035,000	1,086,750

				4,762,595

	Food & Staples Retailing 0.2%
e	The Chefs’ Warehouse Inc., senior note, 144A, 1.875%, 12/01/24	United States	2,109,000	2,169,739

	Food Products 0.1%
e	Beyond Meat Inc., senior note, 144A, zero cpn., 3/15/27	United States	942,000	944,944

	Health Care Equipment & Supplies 0.6%
e,f	Cryoport Inc., senior note, 144A, 3.00%, 6/01/25	United States	536,000	1,337,320
e	Cutera Inc., senior note, 144A, 2.25%, 3/15/26	United States	587,000	775,603
e	Invacare Corp., senior note, 144A, 4.25%, 3/15/26	United States	247,000	246,745
	Mesa Laboratories Inc., senior note, 1.375%, 8/15/25	United States	423,000	464,792
e,f	NuVasive Inc., senior note, 144A, 1.00%, 6/01/23	United States	1,966,000	2,059,385
e	SmileDirectClub Inc., senior note, 144A, zero cpn., 2/01/26	United States	1,963,000	1,558,131
e	Varex Imaging Corp., senior note, 144A, 4.00%, 6/01/25	United States	1,080,000	1,526,850

				7,968,826

	Health Care Providers & Services 0.2%
e	1Life Healthcare Inc., senior note, 144A, 3.00%, 6/15/25	United States	703,000	809,364
e	Accolade Inc., senior note, 144A, 0.50%, 4/01/26	United States	282,000	338,781
e	Guardant Health Inc., senior note, 144A, zero cpn., 11/15/27	United States	70,000	78,356
e,f	PetIQ Inc., senior note, 144A, 4.00%, 6/01/26	United States	1,106,000	1,745,406

				2,971,907

franklintempleton.com	Annual Report	33

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Health Care Technology 0.1%
e	Livongo Health Inc., senior note, 144A, 0.875%, 6/01/25	United States	70,000		$103,351
f	Tabula Rasa Healthcare Inc., senior sub. note, 1.75%, 2/15/26	United States	586,000		569,153
e	Teladoc Health Inc., senior note, 144A, 1.25%, 6/01/27	United States	420,000		444,675

					1,117,179

	Hotels, Restaurants & Leisure 0.3%
e	Draftkings Inc., senior note, 144A, zero cpn., 3/15/28	United States	1,272,000		1,163,880
e	Marriott Vacations Worldwide Corp., senior note, 144A, zero cpn., 1/15/26	United States	1,218,000		1,421,254
e,f	Royal Caribbean Cruises Ltd., senior note, 144A, 2.875%, 11/15/23	United States	1,130,000		1,502,335

					4,087,469

	Independent Power & Renewable Electricity Producers 0.1%
e	Sunnova Energy International Inc., senior note, 144A, 0.25%, 12/01/26	United States	1,142,000		1,202,526

	Interactive Media & Services 0.0%†
d,e	Twitter Inc., senior note, 144A, zero cpn., 3/15/26	United States	130,000		120,087

	Internet & Direct Marketing Retail 0.5%
g	Delivery Hero AG, senior note, Reg S, 1.50%, 1/15/28	Germany	1,400,000	EUR	1,804,000
d,e	Expedia Group Inc., senior note, 144A, zero cpn., 2/15/26	United States	1,026,000		1,136,294
e	Fiverr International Ltd., senior note, 144A, zero cpn., 11/01/25	Israel	664,000		799,722
e	Groupon Inc., senior note, 144A, 1.125%, 3/15/26	United States	965,000		939,669
g	Just Eat Takeaway.Com NV, B, senior note, Reg S, 0.625%, 2/09/28	Germany	200,000	EUR	227,049
e	Spotify USA Inc., senior note, 144A, zero cpn., 3/15/26	United States	217,000		198,663
g	Takeaway.com NV, senior note, Reg S, 1.25%, 4/30/26	Germany	800,000	EUR	991,037
e,f	Wayfair Inc., senior note, 144A, 0.625%, 10/01/25	United States	1,013,000		1,071,881

					7,168,315

	IT Services 0.3%
g	Afterpay Ltd., senior note, Reg S, zero cpn., 3/12/26	Australia	1,200,000	AUD	786,838
	Akamai Technologies Inc., senior note, 0.375%, 9/01/27	United States	494,000		568,594
	CSG Systems International Inc., senior bond, 4.25%, 3/15/36	United States	1,853,000		1,929,529
e	Fastly Inc., senior note, 144A, zero cpn., 3/15/26	United States	868,000		755,594
e	Shift4 Payments Inc., senior note, 144A, zero cpn., 12/15/25	United States	25,000		33,876

					4,074,431

	Leisure Products 0.0%†
e	Peloton Interactive Inc., senior note, 144A, zero cpn., 2/15/26	United States	378,000		362,880

	Machinery 0.1%
e	The Greenbrier Cos. Inc., senior note, 144A, 2.875%, 4/15/28	United States	1,186,000		1,261,311
e	John Bean Technologies Corp., senior note, 144A, 0.25%, 5/15/26	United States	137,000		147,481

					1,408,792

	Media 1.4%
	Dish Network Corp., senior bond, 3.375%, 8/15/26	United States	2,104,000		2,176,589
	[e] senior note, 144A, zero cpn., 12/15/25	United States	80,000		96,400
e	Liberty Broadband Corp., senior bond, 144A, [f] 1.25%, 9/30/50	United States	2,762,000		2,782,715
	2.75%, 9/30/50	United States	1,641,000		1,726,940
	Liberty Interactive LLC, senior bond, 4.00%, 11/15/29	United States	1,526,000		1,186,465
	senior note, 3.75%, 2/15/30	United States	1,175,000		909,156
	Liberty Media Corp., [e,f] senior bond, 144A, 2.125%, 3/31/48	United States	1,736,000		1,795,718
	[e,f] senior bond, 144A, 2.75%, 12/01/49	United States	2,074,000		2,145,553

34	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Media (continued)
	Liberty Media Corp., (continued)
	[e] senior bond, 144A, 0.50%, 12/01/50	United States	889,000		$1,048,131
	[f] senior note, 1.00%, 1/30/23	United States	942,000		1,209,410
	senior note, 1.375%, 10/15/23	United States	1,158,000		1,475,229
e	Magnite Inc., senior note, 144A, 0.25%, 3/15/26	United States	1,581,000		1,353,810
e,f	Techtarget Inc., senior note, 144A, 0.125%, 12/15/25	United States	887,000		1,055,087

					18,961,203

	Metals & Mining 0.2%
e	Century Aluminum Co., senior note, 144A, 2.75%, 5/01/28	United States	307,000		308,267
e	Ivanhoe Mines Ltd., senior note, 144A, 2.50%, 4/15/26	Canada	454,000		556,150
e	MP Materials Corp., senior note, 144A, 0.25%, 4/01/26	United States	891,000		820,315
	Pretium Resources Inc., senior sub. note, 2.25%, 3/15/22	Canada	1,383,000		1,443,575

					3,128,307

	Mortgage Real Estate Investment Trusts (REITs) 0.6%
f	Arbor Realty Trust Inc., senior note, 4.75%, 11/01/22	United States	2,209,000		2,405,380
	PennyMac Corp., senior note, [f] 5.50%, 11/01/24	United States	1,736,000		1,739,255
	[e] 144A, 5.50%, 3/15/26	United States	1,011,000		1,041,330
	Redwood Trust Inc., senior note, 4.75%, 8/15/23	United States	1,984,000		1,969,120
	Two Harbors Investment Corp., senior note, 6.25%, 1/15/26	United States	549,000		593,000

					7,748,085

	Personal Products 0.1%
f	Herbalife Nutrition Ltd., senior note, 2.625%, 3/15/24	United States	1,522,000		1,655,175

	Pharmaceuticals 1.0%
	Aerie Pharmaceuticals Inc., senior note, 1.50%, 10/01/24	United States	993,000		991,715
f	Aurora Cannabis Inc., senior note, 5.50%, 2/28/24	Canada	1,783,000		1,511,093
e,f	Avadel Finance Cayman Ltd., senior note, 144A, 4.50%, 2/01/23	United States	1,178,000		1,242,790
e	Canopy Growth Corp., senior note, 144A, 4.25%, 7/15/23	Canada	1,465,000	CAD	1,282,027
	Collegium Pharmaceutical Inc., senior note, 2.625%, 2/15/26	United States	860,000		939,307
f	Innoviva Inc., sub. note, 2.125%, 1/15/23	United States	1,849,000		1,891,758
	Jazz Investments I Ltd., senior note, 1.50%, 8/15/24	United States	869,000		962,988
	Omeros Corp., senior note, 5.25%, 2/15/26	United States	1,285,000		1,449,857
	Revance Therapeutics Inc., senior note, 1.75%, 2/15/27	United States	1,107,000		1,290,347
e	Zogenix Inc., senior note, 144A, 2.75%, 10/01/27	United States	1,011,000		1,042,594

					12,604,476

	Real Estate Management & Development 0.2%
e	Realogy Group LLC / Realogy Co.-Issuer Corp., senior note, 144A, 0.25%, 6/15/26	United States	572,000		583,726
e	Tricon Residential Inc., senior sub. note, 144A, 5.75%, 3/31/22	Canada	1,423,000		1,522,610

					2,106,336

	Road & Rail 0.0%†
d,e	Uber Technologies Inc., senior note, 144A, zero cpn., 12/15/25	United States	115,000		117,587

	Semiconductors & Semiconductor Equipment 0.3%
g	ams AG, senior note, Reg S, 2.125%, 11/03/27	Austria	1,100,000	EUR	1,314,372
	Impinj Inc., senior note, 2.00%, 12/15/26	United States	677,000		1,143,318
f	Rambus Inc., senior note, 1.375%, 2/01/23	United States	754,000		890,172
	Sunpower Corp., senior note, 4.00%, 1/15/23	United States	941,000		1,179,592

					4,527,454

	Software 1.5%
	Alteryx Inc., senior note, [f] 0.50%, 8/01/24	United States	1,186,000		1,125,988
	1.00%, 8/01/26	United States	988,000		908,367

franklintempleton.com	Annual Report	35

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Convertible Bonds (continued)
	Software (continued)
f	Avaya Holdings Corp., senior note, 2.25%, 6/15/23	United States	1,317,000		$1,621,885
e	Bentley Systems Inc., senior note, 144A, 0.125%, 1/15/26	United States	1,791,000		2,030,994
e,f	Coupa Software Inc., senior note, 144A, 0.375%, 6/15/26	United States	344,000		376,035
	CyberArk Software Ltd., senior note, zero cpn., 11/15/24	United States	624,000		667,306
e	Dye & Durham Ltd., senior note, 144A, 3.75%, 3/01/26	Canada	656,000	CAD	558,456
d,e,f	Envestnet Inc., senior note, 144A, 0.75%, 8/15/25	United States	565,000		554,434
e	Fubotv Inc., senior note, 144A, 3.25%, 2/15/26	United States	1,299,000		1,154,486
	i3 Verticals LLC, senior note, 1.00%, 2/15/25	United States	999,000		1,035,214
f	LivePerson Inc., senior note, 0.75%, 3/01/24	United States	540,000		859,901
e	Microstrategy Inc., senior note, 144A, zero cpn., 2/15/27	United States	1,594,000		1,159,635
e	Mitek Systems Inc., senior note, 144A, 0.75%, 2/01/26	United States	770,000		833,044
f	Nutanix Inc., senior note, zero cpn., 1/15/23	United States	1,831,000		1,844,732
e	Palo Alto Networks Inc., senior note, 144A, 0.375%, 6/01/25	United States	305,000		409,920
	PROS Holdings Inc., senior note, 1.00%, 5/15/24	United States	1,043,000		1,066,468
	[e] 144A, 2.25%, 9/15/27	United States	521,000		671,113
e	Rapid7 Inc., senior note, 144A, 0.25%, 3/15/27	United States	988,000		1,035,523
e,f	Splunk Inc., senior note, 144A, 1.125%, 6/15/27	United States	1,827,000		1,685,408

					19,598,909

	Specialty Retail 0.2%
	Guess? Inc., senior note, 2.00%, 4/15/24	United States	1,085,000		1,441,016
e	Shake Shack Inc., senior note, 144A, zero cpn., 3/01/28	United States	182,000		166,917
e	Shift Technologies Inc., senior note, 144A, 4.75%, 5/15/26	United States	434,000		472,539

					2,080,472

	Technology Hardware, Storage & Peripherals 0.1%
f	Pure Storage Inc., senior note, 0.125%, 4/15/23	United States	952,000		995,435

	Tobacco 0.1%
f	Turning Point Brands Inc., senior note, 2.50%, 7/15/24	United States	1,721,000		1,887,722

	Total Convertible Bonds (Cost $158,423,286)				170,364,366

	Corporate Bonds and Notes 9.4%
	Aerospace & Defense 0.6%
	The Boeing Co., senior bond, 2.25%, 6/15/26	United States	115,000		117,192
	senior bond, 2.95%, 2/01/30	United States	50,000		50,514
	senior bond, 3.25%, 2/01/35	United States	25,000		24,773
	senior bond, 3.55%, 3/01/38	United States	5,000		4,952
	senior bond, 3.50%, 3/01/39	United States	5,000		4,928
	senior bond, 5.705%, 5/01/40	United States	80,000		99,735
	senior bond, 3.375%, 6/15/46	United States	90,000		82,963
	senior bond, 3.65%, 3/01/47	United States	20,000		19,115
	senior bond, 3.625%, 3/01/48	United States	25,000		23,988
	senior bond, 3.90%, 5/01/49	United States	100,000		100,019
	senior bond, 3.75%, 2/01/50	United States	130,000		127,570
	senior bond, 5.805%, 5/01/50	United States	610,000		785,813
	senior bond, 3.825%, 3/01/59	United States	25,000		24,167
	senior bond, 3.95%, 8/01/59	United States	115,000		113,838
	senior bond, 5.93%, 5/01/60	United States	95,000		123,731
	senior note, 2.196%, 2/04/26	United States	435,000		436,932
	senior note, 5.15%, 5/01/30	United States	230,000		269,443
e	Bombardier Inc., 144A, [f] senior bond, 6.125%, 1/15/23	Canada	2,845,000		2,988,246
	senior note, 6.00%, 10/15/22	Canada	1,672,000		1,676,180
	Embraer Netherlands Finance BV, senior bond, 5.05%, 6/15/25	Brazil	55,000		58,193

36	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Aerospace & Defense (continued)
e	Leonardo US Holdings Inc., senior bond, 144A, 6.25%, 1/15/40	Italy	236,000		$277,890
	Spirit Aerosystems Inc., senior bond, 4.60%, 6/15/28	United States	20,000		19,381
	[e] senior secured note, 144A, 5.50%, 1/15/25	United States	376,000		397,152
e	TransDigm Inc., senior note, 144A, 4.625%, 1/15/29	United States	150,000		148,442
e	Triumph Group Inc., senior secured note, 144A, 8.875%, 6/01/24	United States	46,000		51,031

					8,026,188

	Airlines 0.4%
	American Airlines 2015-2 Class Aa Pass-Through Trust, 3.60%, 9/22/27	United States	1,053,936		1,079,700
	American Airlines 2016-1 Class Aa Pass-Through Trust, AA, 3.575%, 1/15/28	United States	487,085		498,763
e	Hawaiian Airlines 2020-1 Class A Pass-Through Certificates, 144A, 7.375%, 9/15/27	United States	1,885,226		2,145,647
e	Hawaiian Brand Intellectual Property Ltd. / Hawaiianmiles Loyalty Ltd., senior secured note, 144A, 5.75%, 1/20/26	United States	581,000		618,039
	United Airlines 2020-1 Class B Pass-Through Trust, 4.875%, 1/15/26	United States	48,525		51,747
e	United Airlines Inc., senior secured note, 144A,
	4.375%, 4/15/26	United States	40,000		41,501
	4.625%, 4/15/29	United States	55,000		56,892
	United Airlines Pass-Through Trust, 2019-2, B, 3.50%, 5/01/28	United States	367,272		361,271

					4,853,560

	Automobiles 0.1%
	General Motors Co., senior bond, 5.20%, 4/01/45	United States	30,000		35,788
	5.40%, 4/01/48	United States	140,000		171,593
	5.95%, 4/01/49	United States	525,000		686,775
h	General Motors Financial Co. Inc., A, junior sub. note, 5.75% to 9/30/27, FRN thereafter, Perpetual	United States	100,000		109,000
h	General Motors Financial Co. Inc., B, junior sub. note, 6.50% to 3/30/28, FRN thereafter, Perpetual	United States	75,000		83,297
d,h	General Motors Financial Co. Inc., C, junior sub. note, 5.70% to 9/30/30, FRN thereafter, Perpetual	United States	35,000		39,331

					1,125,784

	Banks 0.8%
g	Axis Bank Ltd., senior note, Reg S, 3.00%, 8/08/22	India	1,400,000		1,429,774
e,i,j	Banco Hipotecario SA, senior note, 144A, FRN, 38.125%, (ARS BADLAR + 4.00%), 11/07/22	Argentina	3,160,000	ARS	20,494
e,j	Banco Macro SA, senior note, 144A, 17.50%, 5/08/22	Argentina	1,740,000	ARS	9,848
g	Bank Rakyat Indonesia Persero TBK PT, senior note, Reg S, 4.625%, 7/20/23	Indonesia	200,000		214,250
	Barclays PLC, sub. bond, 3.564% to 9/23/30, FRN thereafter, 9/23/35	United Kingdom	325,000		332,813
g	Canara Bank, senior note, Reg S, E, 3.25%, 8/10/22	India	200,000		204,899
	E, 3.875%, 3/28/24	India	466,000		492,540
	Deutsche Bank AG, [d] senior note, 3.547% to 9/18/30, FRN thereafter, 9/18/31	Germany	150,000		157,653
	senior note, 0.898%, 5/28/24	Germany	170,000		170,253
	sub. note, 3.729% to 1/14/31, FRN thereafter, 1/14/32	Germany	200,000		200,570
h	HSBC Holdings PLC, junior sub. note, 6.875% to 6/01/21, FRN thereafter, Perpetual	United Kingdom	1,100,000		1,123,604
g	ICICI Bank Ltd., E, senior note, Reg S, 3.25%, 9/09/22	India	300,000		308,120
g	Indusind Bank Ltd., E, senior note, Reg S, 3.875%, 4/15/22	India	800,000		807,538
	JPMorgan Chase & Co., senior note, 1.578% to 4/22/26, FRN thereafter, 4/22/27	United States	175,000		176,412

franklintempleton.com	Annual Report	37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Banks (continued)
g,h	Krung Thai Bank PCL, junior sub. note, Reg S, 4.40% to 3/25/26, FRN thereafter, Perpetual	Thailand	200,000		$201,960
e	Societe Generale SA, sub. bond, 144A, 3.653% to 7/08/30, FRN thereafter, 7/08/35	France	200,000		205,514
	Standard Chartered PLC,
	[e] sub. bond, 144A, 3.265% to 11/18/30, FRN thereafter, 2/18/36	United Kingdom	255,000		254,480
	[g,h] junior sub. bond, Reg S, 7.50% to 4/02/22, FRN thereafter, Perpetual	United Kingdom	800,000		838,436
g	State Bank of India, E, senior note, Reg S, 4.50%, 9/28/23	India	1,500,000		1,613,378
g,h	TMB Bank PCL, E, junior sub. note, Reg S, 4.90% to 12/02/24, FRN thereafter, Perpetual	Thailand	400,000		404,516
g,k	VTB Bank OJSC Via VTB Capital SA, loan participation, sub. senior note, Reg S, 6.95%, 10/17/22	Russia	959,000		1,018,072

					10,185,124

	Beverages 0.0%†
	Fomento Economico Mexicano SAB de CV, senior bond, 3.50%, 1/16/50	Mexico	244,000		247,392

	Capital Markets 0.2%
	eG Global Finance PLC, senior secured note, [e] 144A, 4.375%, 2/07/25	United Kingdom	100,000	EUR	119,802
	[e] 144A, 6.25%, 10/30/25	United Kingdom	144,000	EUR	179,264
	[g] Reg S, 6.25%, 10/30/25	United Kingdom	318,000	EUR	395,876
	FS KKR Capital Corp., senior note, 3.40%, 1/15/26	United States	365,000		377,133
g	Huarong Finance 2017 Co. Ltd., senior note, Reg S,
	[i] FRN, 2.031%, (3-Month USD LIBOR + 1.85%), 4/27/22	China	500,000		373,750
	[h] 4.50% to 1/24/22, FRN thereafter, Perpetual	China	600,000		375,600
g	Huarong Finance 2019 Co. Ltd., Reg S, senior bond, E, 4.50%, 5/29/29	China	200,000		133,000
	senior bond, E, 3.625%, 9/30/30	China	200,000		133,000
	senior note, E, 3.25%, 11/13/24	China	200,000		139,000
g,h	Huarong Finance II Co. Ltd., E, senior note, Reg S, 2.875% to 9/14/21, FRN thereafter, Perpetual	China	600,000		402,000
	Oaktree Specialty Lending Corp., senior note, 2.70%, 1/15/27	United States	75,000		75,435
	Owl Rock Capital Corp., senior note, 3.40%, 7/15/26	United States	290,000		303,309

					3,007,169

	Chemicals 0.0%†
e	Braskem Netherlands Finance BV, senior bond, 144A, 4.50%, 1/31/30	Brazil	200,000		208,350
e	Orbia Advance Corp. SAB de CV, senior bond, 144A, 2.875%, 5/11/31	Mexico	200,000		199,060

					407,410

	Communications Equipment 0.1%
e	CommScope Inc., senior note, 144A, 7.125%, 7/01/28	United States	430,000		460,614
e	CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	180,000		181,659
e	HTA Group Ltd., senior note, 144A, 7.00%, 12/18/25	Democratic Republic of the Congo	435,000		465,124

					1,107,397

38	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Construction & Engineering 0.0%†
g	Cliffton Ltd., senior secured note, Reg S, 6.25%, 10/25/25	India	200,000		$200,050
	GMR Hyderabad International Airport Ltd., senior secured note, [g] Reg S, 5.375%, 4/10/24	India	200,000		206,996
	[e] 144A, 4.75%, 2/02/26	India	200,000		201,315

					608,361

	Construction Materials 0.1%
e	Cemex SAB de CV, senior secured bond, 144A, 5.45%, 11/19/29	Mexico	200,000		219,850
	5.20%, 9/17/30	Mexico	245,000		267,724
	3.875%, 7/11/31	Mexico	200,000		200,529

					688,103

	Consumer Finance 0.1%
h	Ally Financial Inc., C, junior sub. note, 4.70% to 5/15/28, FRN thereafter, Perpetual	United States	305,000		308,431
g	Manappuram Finance Ltd., E, senior secured note, Reg S, 5.90%, 1/13/23	India	200,000		205,750
g	Muthoot Finance Ltd., senior secured note, Reg S,
	6.125%, 10/31/22	India	600,000		624,345
	4.40%, 9/02/23	India	200,000		204,580
g	Shriram Transport Finance Co. Ltd., E, senior secured note, Reg S, 5.70%, 2/27/22	India	200,000		202,249

					1,545,355

	Diversified Consumer Services 0.0%†
g	Loxam SAS, senior secured note, Reg S, 3.25%, 1/14/25	France	100,000	EUR	123,878

	Diversified Financial Services 0.6%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, senior note, 6.50%, 7/15/25	Ireland	150,000		175,836
e	Aviation Capital Group LLC, senior note, 144A, 1.95%, 1/30/26	United States	50,000		49,697
g	Azure Orbit IV International Finance Ltd., E, senior note, Reg S, 3.75%, 1/25/23	China	1,000,000		1,039,429
g	Bocom Leasing Management Hong Kong Co. Ltd., senior note, Reg S, E, 4.00%, 1/22/22	China	200,000		203,490
	E, 1.75%, 7/14/23	China	200,000		201,446
g	CDBL Funding 2, senior note, Reg S, E, 3.00%, 8/01/22	China	200,000		204,034
	E, 1.375%, 3/04/24	China	800,000		799,146
g,h	China Great Wall International Holdings IV Ltd., senior note, Reg S, 3.95% to 7/31/24, FRN thereafter, Perpetual	China	200,000		199,014
g	CICC Hong Kong Finance 2016 MTN Ltd., senior note, Reg S, E, 1.75%, 8/10/23	China	400,000		403,017
	E, 1.625%, 1/26/24	China	300,000		301,014
e	Financiera de Desarrollo Territorial SA Findeter, senior bond, 144A, 7.875%, 8/12/24	Colombia	393,000,000	COP	110,161
g	Horse Gallop Finance Ltd., E, senior note, Reg S, 3.25%, 5/30/22	China	800,000		816,584
e	Indian Railway Finance Corp. Ltd., senior bond, 144A, 2.80%, 2/10/31	India	200,000		191,593
g	MDC-GMTN BV, senior bond, Reg S, 4.50%, 11/07/28	United Arab Emirates	261,000		303,120
e	Quicken Loans Inc., senior bond, 144A, 5.25%, 1/15/28	United States	520,000		544,380

franklintempleton.com	Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Diversified Financial Services (continued)
e	Quicken Loans LLC / Quicken Loans Co.-Issuer Inc., 144A, senior bond, 3.875%, 3/01/31	United States	410,000	$401,546
	senior note, 3.625%, 3/01/29	United States	380,000	371,212
g	Rec Ltd., senior note, Reg S, 4.75%, 5/19/23	India	1,000,000	1,058,477
	5.25%, 11/13/23	India	400,000	432,748

				7,805,944

	Diversified Telecommunication Services 0.6%
g	Bharti Airtel International Netherlands BV, senior bond, Reg S, 5.125%, 3/11/23	India	500,000	531,944
e	Cincinnati Bell Inc., senior note, 144A, 8.00%, 10/15/25	United States	4,421,000	4,680,734
e	Frontier Communications Corp., senior secured note, 144A, 5.875%, 10/15/27	United States	465,000	495,004
	5.00%, 5/01/28	United States	219,000	224,749
	Frontier Communications Holdings LLC, secured note, 5.875%, 11/01/29	United States	113,478	114,367
e	Kenbourne Invest SA, senior note, 144A, 6.875%, 11/26/24	Chile	200,000	212,894
e,l	Ligado Networks LLC, 144A, PIK, secured note, 17.50%, 5/01/24	United States	446,210	351,390
	[f] senior secured note, 15.50%, 11/01/23	United States	1,135,744	1,132,360

				7,743,442

	Electric Utilities 0.4%
c,f	Bruce Mansfield Escrow, senior bond, zero cpn., 6/01/34	United States	6,394,000	23,977
g,h	China Huaneng Group Hong Kong Treasury Management Holding Ltd., senior note, Reg S, 3.08% to 12/09/25, FRN thereafter, Perpetual	China	400,000	409,150
h	Edison International, A, junior sub. note, 5.375% to 3/15/26, FRN thereafter, Perpetual	United States	1,111,000	1,124,888
g	Eskom Holdings SOC Ltd., senior bond, Reg S, 8.45%, 8/10/28	South Africa	1,134,000	1,284,255
g	Greenko Investment Co., senior secured note, Reg S, 4.875%, 8/16/23	India	200,000	203,350
g,h	Huaneng Hong Kong Capital Ltd., senior note, Reg S, 3.60% to 10/30/22, FRN thereafter, Perpetual	China	400,000	407,095
e	Oryx Funding Ltd., senior bond, 144A, 5.80%, 2/03/31	Oman	283,000	299,657
	Pacific Gas and Electric Co., secured bond, 4.50%, 7/01/40	United States	1,106,000	1,086,680
	secured bond, 4.95%, 7/01/50	United States	55,000	55,693
	secured bond, 3.50%, 8/01/50	United States	200,000	173,178
	senior bond, 4.30%, 3/15/45	United States	95,000	88,357
g	Power Grid Corp. of India Ltd., senior bond, Reg S, 3.875%, 1/17/23	India	400,000	417,950
	Southern California Edison Co., secured bond, 3.65%, 2/01/50	United States	40,000	39,325
	senior bond, 4.00%, 4/01/47	United States	10,000	10,216
	senior bond, C, 4.125%, 3/01/48	United States	15,000	15,538

				5,639,309

	Energy Equipment & Services 0.0%†
e	Transocean Inc., senior note, 144A, 7.50%, 1/15/26	United States	405,000	319,016

	Entertainment 0.1%
e	AMC Entertainment Holdings Inc., senior secured note, 144A, 10.50%, 4/15/25	United States	578,000	627,855
	Netflix Inc., senior bond, 4.875%, 4/15/28	United States	80,000	92,132
	5.875%, 11/15/28	United States	70,000	84,794
	6.375%, 5/15/29	United States	75,000	93,834
	[e] 144A, 5.375%, 11/15/29	United States	20,000	23,675
	[e] 144A, 4.875%, 6/15/30	United States	215,000	248,056

				1,170,346

40	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Equity Real Estate Investment Trusts (REITs) 0.0%†
	National Health Investors Inc., senior bond, 3.00%, 2/01/31	United States	30,000		$28,572

	Food & Staples Retailing 0.1%
g,h	Casino Guichard Perrachon SA, E, junior sub. note, Reg S, 3.992% to 1/31/24, FRN thereafter, Perpetual	France	400,000	EUR	366,781
e	JBS USA/Food/Finance, senior bond, 144A, 3.75%, 12/01/31	United States	75,000		76,061
e	Marb Bondco PLC, senior bond, 144A, 3.95%, 1/29/31	Brazil	225,000		216,602
e	Smithfield Foods Inc., senior bond, 144A, 3.00%, 10/15/30	United States	30,000		29,967

					689,411

	Food Products 0.0%†
	Kraft Heinz Foods Co., senior bond, 5.00%, 6/04/42	United States	45,000		52,377
	4.375%, 6/01/46	United States	95,000		102,035
	4.875%, 10/01/49	United States	150,000		172,384

					326,796

	Health Care Providers & Services 0.2%
	Centene Corp., senior bond, 3.00%, 10/15/30	United States	85,000		85,143
	2.50%, 3/01/31	United States	350,000		335,809
e	Centene Escrow I Corp., senior note, 144A, 5.375%, 6/01/26	United States	1,000,000		1,042,950
	Encompass Health Corp., senior bond, 4.625%, 4/01/31	United States	764,000		811,467
	HCA Inc., senior bond, 3.50%, 9/01/30	United States	180,000		185,099
d	UnitedHealth Group Inc., senior note, 0.55%, 5/15/24	United States	460,000		460,523

					2,920,991

	Hotels, Restaurants & Leisure 0.3%
e	1011778 BC ULC / New Red Finance Inc., 144A, secured bond, 4.00%, 10/15/30	Canada	70,000		67,907
	secured note, 4.375%, 1/15/28	Canada	345,000		350,120
e	Carnival Corp., senior note, 144A, 5.75%, 3/01/27	United States	295,000		313,806
e	GENM Capital Labuan Ltd., senior bond, 144A, 3.882%, 4/19/31	Malaysia	200,000		196,673
e,f	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	114,000		115,200
g	Haidilao International Holding Ltd., senior note, Reg S, 2.15%, 1/14/26	China	420,000		415,970
e,m	Hilton Grand Vacations Borrower Escrow LLC, senior note, 144A, 5.00%, 6/01/29	United States	155,000		156,744
	Hyatt Hotels Corp., senior bond, 5.75%, 4/23/30	United States	95,000		113,109
	senior note, 5.375%, 4/23/25	United States	50,000		56,672
	Marriott International Inc., FF, senior bond, 4.625%, 6/15/30	United States	75,000		84,684
e	Royal Caribbean Cruises Ltd., 144A, senior note, 9.125%, 6/15/23	United States	547,000		605,775
	senior note, 5.50%, 4/01/28	United States	310,000		326,662
	senior secured note, 11.50%, 6/01/25	United States	484,000		560,874
e	Scientific Games International Inc., senior note, 144A, 7.00%, 5/15/28	United States	200,000		216,696
	7.25%, 11/15/29	United States	70,000		77,616
	Travel + Leisure Co., senior secured bond, 6.00%, 4/01/27	United States	10,000		11,104
	[e] senior secured bond, 144A, 4.625%, 3/01/30	United States	80,000		82,577
	[e] senior secured note, 144A, 6.625%, 7/31/26	United States	125,000		143,299

					3,895,488

	Household Durables 0.1%
e	K. Hovnanian Enterprises Inc., senior secured note, 144A, 7.75%, 2/15/26	United States	1,628,000		1,770,450

franklintempleton.com	Annual Report	41

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Independent Power & Renewable Electricity Producers 0.0%†
e	Calpine Corp., senior note, 144A, 5.125%, 3/15/28	United States	85,000	$85,747
g	NTPC Ltd., E, senior bond, Reg S, 4.75%, 10/03/22	India	200,000	209,558

				295,305

	Industrial Conglomerates 0.1%
	General Electric Co., senior bond, 3.625%, 5/01/30	United States	110,000	120,929
	4.35%, 5/01/50	United States	50,000	57,063
	Icahn Enterprises LP / Icahn Enterprises Finance Corp., senior note, 6.25%, 5/15/26	United States	85,000	90,000
	[d] 5.25%, 5/15/27	United States	265,000	272,009
	[e] 144A, 4.375%, 2/01/29	United States	235,000	230,927

				770,928

	Insurance 0.2%
	Athene Holding Ltd., senior bond, 3.50%, 1/15/31	United States	110,000	116,003
f,i	Genworth Holdings Inc., senior bond, FRN, 2.158%, (3-Month USD LIBOR + 2.00%), 11/15/36	United States	1,811,000	1,049,828
e	Global Atlantic Finance Co., senior bond, 144A, 4.40%, 10/15/29	United States	165,000	177,340
g,h	KDB Life Insurance Co. Ltd., sub. note, Reg S, 7.50% to 5/21/23, FRN thereafter, Perpetual	South Korea	400,000	404,863
g,h	Tongyang Life Insurance Co. Ltd., sub. note, Reg S, 5.25% to 9/22/25, FRN thereafter, Perpetual	South Korea	400,000	417,750

				2,165,784

	Interactive Media & Services 0.1%
g	Tencent Holdings Ltd., senior bond, Reg S, 3.94%, 4/22/61	China	1,000,000	1,023,467

	Internet & Direct Marketing Retail 0.1%
	Expedia Group Inc., senior bond, 3.80%, 2/15/28	United States	95,000	102,414
	[e] senior bond, 144A, 2.95%, 3/15/31	United States	80,000	79,901
	[e] senior note, 144A, 4.625%, 8/01/27	United States	115,000	130,288
	senior note, 3.25%, 2/15/30	United States	505,000	517,539
g,h	Rakuten Group Inc., senior bond, Reg S, 6.25% to 4/22/31, FRN thereafter, Perpetual	Japan	200,000	214,250

				1,044,392

	IT Services 0.0%†
e	Square Inc., senior bond, 144A, 3.50%, 6/01/31	United States	100,000	100,119

	Leisure Products 0.0%†
e	NCL Corp. Ltd., senior note, 144A, 5.875%, 3/15/26	United States	195,000	203,532
e	NCL Finance Ltd., senior note, 144A, 6.125%, 3/15/28	United States	65,000	67,848

				271,380

	Marine 0.0%†
e	Stena International SA, senior secured bond, 144A, 5.75%, 3/01/24	Sweden	299,000	308,447

	Media 0.3%
e	CCO Holdings LLC / CCO Holdings Capital Corp., senior bond, 144A, 4.25%, 2/01/31	United States	585,000	584,561
m	Charter Communications Operating LLC / Charter Communications Operating Capital, senior secured bond, 4.40%, 12/01/61	United States	920,000	932,142
e	CSC Holdings LLC, senior bond, 144A, 4.625%, 12/01/30	United States	610,000	591,859
d,e	Diamond Sports Group LLC / Diamond Sports Finance Co., senior note, 144A, 6.625%, 8/15/27	United States	711,000	407,780
e	Dish DBS Corp., senior note, 144A, 5.125%, 6/01/29	United States	140,000	139,069
	iHeartCommunications Inc., senior note, 8.375%, 5/01/27	United States	760,000	814,469
	senior secured note, 6.375%, 5/01/26	United States	40,000	42,778

42	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Media (continued)
	iHeartCommunications Inc., (continued)
	[e] senior secured note, 144A, 5.25%, 8/15/27	United States	90,000	$93,369
	[e] senior secured note, 144A, 4.75%, 1/15/28	United States	175,000	179,015
e	Outfront Media Capital LLC / Outfront Media Capital Corp., senior bond, 144A, 4.625%, 3/15/30	United States	65,000	64,763

				3,849,805

	Metals & Mining 0.3%
g	Abja Investment Co. Pte Ltd., senior note, Reg S, 4.45%, 7/24/23	India	400,000	412,590
e	CSN Inova Ventures, senior note, 144A, 6.75%, 1/28/28	Brazil	414,000	456,462
e	First Quantum Minerals Ltd., senior note, 144A, 6.875%, 3/01/26	Zambia	200,000	210,000
	6.875%, 10/15/27	Zambia	620,000	677,350
e	FMG Resources August 2006 Pty Ltd., senior bond, 144A, 4.375%, 4/01/31	Australia	155,000	162,138
	Freeport-McMoRan Inc., senior bond, 4.625%, 8/01/30	United States	95,000	104,428
	5.40%, 11/14/34	United States	145,000	172,086
	5.45%, 3/15/43	United States	20,000	24,175
d,e	Glencore Funding LLC, senior bond, 144A, 2.85%, 4/27/31	Australia	390,000	389,271
g	Indonesia Asahan Aluminium Persero PT, senior bond, Reg S, 5.80%, 5/15/50	Indonesia	400,000	467,000
e	Infrabuild Australia Pty Ltd., senior secured note, 144A, 12.00%, 10/01/24	Australia	84,000	87,780
g	JSW Steel Ltd., senior note, Reg S, 5.25%, 4/13/22	India	400,000	410,247
g,h	MCC Holding Hong Kong Corp. Ltd., senior note, Reg S, 3.50% to 1/16/23, FRN thereafter, Perpetual	China	200,000	203,405
e	Novelis Corp., senior bond, 144A, 4.75%, 1/30/30	United States	90,000	94,612
	U.S. Steel Corp., senior note, 6.875%, 3/01/29	United States	224,000	234,968
e	Volcan Cia Minera SAA, senior note, 144A, 4.375%, 2/11/26	Peru	30,000	29,370

				4,135,882

	Multiline Retail 0.0%†
	Kohl’s Corp., senior bond, 5.55%, 7/17/45	United States	338,000	397,451

	Oil, Gas & Consumable Fuels 1.4%
e	Aker BP ASA, senior bond, 144A, 3.75%, 1/15/30	Norway	350,000	370,246
	4.00%, 1/15/31	Norway	150,000	161,710
d,e	Continental Resources Inc., senior bond, 144A, 5.75%, 1/15/31	United States	195,000	229,104
e,g	Energean Israel Finance Ltd., 144A, Reg S, senior secured bond, 5.875%, 3/30/31	Israel	130,000	135,206
	senior secured note, 5.375%, 3/30/28	Israel	105,000	109,160
	Energy Transfer LP, senior bond, 5.30%, 4/01/44	United States	119,000	131,711
	6.25%, 4/15/49	United States	222,000	277,531
	Equities Corp., senior note, 5.00%, 1/15/29	United States	10,000	11,112
	[e] 144A, 3.125%, 5/15/26	United States	15,000	15,315
	[e] 144A, 3.625%, 5/15/31	United States	30,000	30,936
e	Gray Oak Pipeline LLC, senior note, 144A, 3.45%, 10/15/27	United States	20,000	20,956
e	Hurricane Finance PLC, senior note, 144A, 8.00%, 10/15/25	United Kingdom	158,000	244,392
g	Indian Oil Corp. Ltd., senior bond, Reg S, 5.75%, 8/01/23	India	700,000	765,316
e,g	Leviathan Bond Ltd., senior note, 144A, Reg S, 6.50%, 6/30/27	Israel	100,000	111,502
e	Moss Creek Resources Holdings Inc., senior note, 144A, 7.50%, 1/15/26	United States	193,000	170,312
	10.50%, 5/15/27	United States	455,000	432,045
g	ONGC Videsh Vankorneft Pte Ltd., senior note, Reg S, 2.875%, 1/27/22	India	1,100,000	1,114,519

franklintempleton.com	Annual Report	43

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*			Value
	Corporate Bonds and Notes (continued)
	Oil, Gas & Consumable Fuels (continued)
e	OQ SAOC, senior note, 144A, 5.125%, 5/06/28	Oman	224,000			$226,651
	Ovintiv Inc., senior bond, 8.125%, 9/15/30	United States	25,000			34,065
	7.20%, 11/01/31	United States	5,000			6,543
	7.375%, 11/01/31	United States	5,000			6,675
	6.50%, 8/15/34	United States	20,000			26,487
	6.625%, 8/15/37	United States	45,000			59,227
	6.50%, 2/01/38	United States	10,000			13,112
	Petroleos Mexicanos, [g] senior bond, Reg S, 7.19%, 9/12/24	Mexico	8,080,000	[n]	MXN	382,973
	senior bond, 5.95%, 1/28/31	Mexico	1,204,000			1,172,395
	senior bond, 6.625%, 6/15/35	Mexico	380,000			367,175
	senior bond, 6.375%, 1/23/45	Mexico	1,018,000			875,327
	senior bond, 6.75%, 9/21/47	Mexico	1,853,000			1,632,623
	senior bond, 6.35%, 2/12/48	Mexico	1,509,000			1,280,620
	senior bond, 6.95%, 1/28/60	Mexico	415,000			368,124
	senior bond, 14-2, 7.47%, 11/12/26	Mexico	26,230,000	[n]	MXN	1,173,593
	senior note, 3.50%, 1/30/23	Mexico	959,000			983,781
	[e] senior note, 144A, 6.875%, 10/16/25	Mexico	297,000			332,091
	senior note, 4.50%, 1/23/26	Mexico	288,000			295,474
	senior note, 6.84%, 1/23/30	Mexico	514,000			533,275
	Sabine Pass Liquefaction LLC, senior secured note, 4.50%, 5/15/30	United States	270,000			306,373
e	Saudi Arabian Oil Co., senior bond, 144A, 3.25%, 11/24/50	Saudi Arabia	285,000			266,642
e	Talos Production Inc., secured note, 144A, 12.00%, 1/15/26	United States	518,000			529,077
g	Thai Oil PCL, senior bond, Reg S, 3.625%, 1/23/23	Thailand	200,000			207,580
e	Tullow Oil PLC, senior secured note, 144A, 10.25%, 5/15/26	Ghana	1,295,000			1,332,231
	YPF Sociedad Anonima, [e] senior bond, 144A, 6.95%, 7/21/27	Argentina	105,000			68,934
	[g] senior note, Reg S, 8.75%, 4/04/24	Argentina	1,267,000			1,076,316
	[g] senior note, Reg S, 8.50%, 3/23/25	Argentina	487,000			415,654

						18,304,091

	Paper & Forest Products 0.0%†
e	Paper Industries Intermediate Financing SARL, senior secured note, 144A, 6.00%, 3/01/25	Luxembourg	76,000			68,773
	Suzano Austria GMBH, senior bond, 3.75%, 1/15/31	Brazil	160,000			166,298

						235,071

	Pharmaceuticals 0.2%
	Teva Pharmaceutical Finance Netherlands II BV, senior note, 6.00%, 1/31/25	Israel	335,000		EUR	447,161
	Teva Pharmaceutical Finance Netherlands III BV, senior bond, 3.15%, 10/01/26	Israel	220,000			207,624
	senior bond, 4.10%, 10/01/46	Israel	1,145,000			983,469
	senior note, 2.80%, 7/21/23	Israel	390,000			386,831
	senior note, 7.125%, 1/31/25	Israel	200,000			218,714
e	Viatris Inc., senior bond, 144A, 4.00%, 6/22/50	United States	115,000			116,722

						2,360,521

	Pipelines 0.0%†
e	Galaxy Pipeline Assets Bidco Ltd., senior secured bond, 144A, 2.94%, 9/30/40	United Arab Emirates	200,000			198,424

	Professional Services 0.0%†
e	TriNet Group Inc., senior note, 144A, 3.50%, 3/01/29	United States	155,000			151,234

	Real Estate Management & Development 0.8%
g	China Evergrande Group, Reg S, senior note, 8.25%, 3/23/22	China	430,000			411,725
	senior secured note, 9.50%, 4/11/22	China	1,070,000			1,029,875

44	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Real Estate Management & Development (continued)
g	China Overseas Grand Oceans Finance IV Cayman Ltd., senior note, Reg S, 4.875%, 6/01/21	China	600,000	$600,000
g	CIFI Holdings Group Co. Ltd., senior note, Reg S, 5.50%, 1/23/22	China	200,000	203,125
	5.95%, 10/20/25	China	200,000	212,632
g	Country Garden Holdings Co. Ltd., senior secured note, Reg S, 4.75%, 7/25/22	China	200,000	203,300
	4.75%, 1/17/23	China	1,000,000	1,022,480
	4.75%, 9/28/23	China	600,000	612,197
g	Kaisa Group Holdings Ltd., senior secured note, Reg S, 9.375%, 6/30/24	China	314,000	311,487
	11.25%, 4/16/25	China	640,000	645,658
	11.70%, 11/11/25	China	400,000	403,610
g	Leading Affluence Ltd., senior bond, Reg S, 4.50%, 1/24/23	China	500,000	522,313
g	Logan Group Co. Ltd., senior note, Reg S, 5.75%, 1/03/22	China	400,000	406,200
	6.50%, 7/16/23	China	200,000	205,190
g	Longfor Group Holdings Ltd., senior note, Reg S, 3.875%, 7/13/22	China	400,000	410,685
g,h,m	NWD Finance Bvi Ltd., senior note, Reg S, 4.125% to 3/10/28, FRN thereafter, Perpetual	Hong Kong	200,000	201,668
g,h	Overseas Chinese Town Asia Holdings Ltd., senior note, Reg S, 4.50% to 7/15/23, FRN thereafter, Perpetual	China	200,000	205,675
g	Powerlong Real Estate Holdings Ltd., senior note, Reg S, 4.90%, 5/13/26	China	200,000	199,055
g	Shimao Group Holdings Ltd., senior secured note, Reg S, 6.375%, 10/15/21	China	400,000	407,329
	4.75%, 7/03/22	China	900,000	913,449
g	Times China Holdings Ltd., senior secured note, Reg S, 5.55%, 6/04/24	China	200,000	202,250
g	Vanke Real Estate Hong Kong Co. Ltd., senior note, Reg S,
	[i] FRN, 1.697%, (3-Month USD LIBOR + 1.55%), 5/25/23	China	400,000	401,100
	4.15%, 4/18/23	China	200,000	209,719

				9,940,722

	Road & Rail 0.2%
e	Uber Technologies Inc., senior note, 144A, 7.50%, 5/15/25	United States	295,000	318,821
	8.00%, 11/01/26	United States	1,085,000	1,173,541
	7.50%, 9/15/27	United States	455,000	499,133
	6.25%, 1/15/28	United States	200,000	216,000

				2,207,495

	Semiconductors & Semiconductor Equipment 0.2%
	Broadcom Inc., senior bond, 4.15%, 11/15/30	United States	10,000	10,959
	senior bond, 4.30%, 11/15/32	United States	490,000	541,389
	senior note, 4.75%, 4/15/29	United States	115,000	131,656
	senior note, 5.00%, 4/15/30	United States	135,000	155,984
e	Marvell Technology Inc., senior bond, 144A, 2.95%, 4/15/31	United States	95,000	96,235
e	Microchip Technology Inc., senior secured note, 144A, 0.983%, 9/01/24	United States	85,000	85,140
	Micron Technology Inc., senior bond, 5.327%, 2/06/29	United States	385,000	459,645
	4.663%, 2/15/30	United States	140,000	161,497
	Skyworks Solutions Inc., senior note, 1.80%, 6/01/26	United States	25,000	25,197
g	TSMC Global Ltd., senior bond, Reg S, 2.25%, 4/23/31	Taiwan	1,000,000	994,317

				2,662,019

franklintempleton.com	Annual Report	45

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Specialty Retail 0.4%
g,h	Baoxin Auto Finance I Ltd., senior note, Reg S, 9.109% to 10/30/21, FRN thereafter, Perpetual	China	200,000		$148,500
e	Carvana Co., senior note, 144A, 5.625%, 10/01/25	United States	180,000		185,645
	5.50%, 4/15/27	United States	564,000		582,558
	5.875%, 10/01/28	United States	488,000		512,512
e	Douglas GMBH, senior secured note, 144A, 6.00%, 4/08/26	Germany	1,714,000	EUR	2,115,522
e	Guitar Center Inc., senior secured note, 144A, 8.50%, 1/15/26	United States	754,000		800,213
e,l	Kirk Beauty Sun GMBH, senior note, 144A, PIK, 8.25%, 10/01/26	Germany	382,000	EUR	467,845
e	Lithia Motors Inc., senior note, 144A, 3.875%, 6/01/29	United States	70,000		72,003

					4,884,798

	Thrifts & Mortgage Finance 0.1%
g	IIFL Finance Ltd., E, senior secured note, Reg S, 5.875%, 4/20/23	India	400,000		387,488
g	Indiabulls Housing Finance Ltd., E, senior secured note, Reg S, 6.375%, 5/28/22	India	400,000		379,997

					767,485

	Trading Companies & Distributors 0.1%
	Air Lease Corp., senior bond, 3.125%, 12/01/30	United States	360,000		360,307
	[d,h] junior sub. note, 4.65% to 6/15/26, FRN thereafter, Perpetual	United States	180,000		184,950
	Aircastle Ltd., senior note, 4.25%, 6/15/26	United States	310,000		335,431
g	BOC Aviation Ltd., senior note, Reg S, G, 3.00%, 5/23/22	Singapore	200,000		203,243
	G, 2.75%, 12/02/23	Singapore	500,000		518,440

					1,602,371

	Transportation Infrastructure 0.0%†
e	Adani Ports & Special Economic Zone Ltd., senior note, 144A, 4.20%, 8/04/27	India	200,000		212,876

	Wireless Telecommunication Services 0.1%
e	Bharti Airtel Ltd., senior bond, 144A, 3.25%, 6/03/31	India	200,000		196,915
d	T-Mobile USA Inc., senior bond, 3.50%, 4/15/31	United States	220,000		224,024
	senior note, 3.375%, 4/15/29	United States	455,000		463,633

					884,572

	Total Corporate Bonds and Notes (Cost $118,599,374)				123,010,125

	Corporate Bonds and Notes in Reorganization 0.4%
	Airlines 0.0%†
e,o	LATAM Finance Ltd., senior note, 144A, 6.875%, 4/11/24	Chile	200,000		188,752
	7.00%, 3/01/26	Chile	400,000		378,004

					566,756

	Diversified Telecommunication Services 0.1%
e,o	Intelsat Jackson Holdings SA, senior secured note, first lien, 144A, 9.50%, 9/30/22	Luxembourg	507,000		595,560

	Metals & Mining 0.0%†
g,o	Samarco Mineracao SA, senior bond, Reg S, 4.125%, 11/01/22	Brazil	535,000		423,453

	Road & Rail 0.3%
o	The Hertz Corp., senior note, 6.25%, 10/15/22	United States	562,000		585,182

46	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes in Reorganization (continued)
	Road & Rail (continued)

o	The Hertz Corp., senior note, (continued)
	[e,f] 144A, 5.50%, 10/15/24	United States	721,000		$749,281
	[e] 144A, 7.125%, 8/01/26	United States	262,000		280,013
	[e] 144A, 6.00%, 1/15/28	United States	2,188,000		2,338,425

					3,952,901

	Total Corporate Bonds and Notes in Reorganization (Cost $3,920,090)				5,538,670

i,p	Senior Floating Rate Interests 0.3%
	Airlines 0.0%†
	United Airlines Inc., Term Loan B, 4.50%, (1-Month USD LIBOR + 3.75%), 4/14/28	United States	100,000		101,081

	Communications Equipment 0.1%
	Riverbed Technology Inc., Term Loan B, [q] 7.00%, (3-Month USD LIBOR + 6.00%), 12/31/25	United States	54,985		52,476
	12.00%, (3-Month USD LIBOR + 4.50%), 12/31/26	United States	851,002		672,823

					725,299

	Diversified Financial Services 0.0%†
	Ziggo BV, Term Loan H, 3.00%, (3-Month EURIBOR + 3.00%), 1/31/29	United States	115,000		140,178

	Diversified Telecommunication Services 0.2%
	Frontier Communications Corp., Term Loan DIP, 4.50%, (1-Month USD LIBOR + 3.75%), 10/08/21	United States	260,381		260,576
q	Intelsat Jackson Holdings SA,
	Term Loan DIP, 6.50%, (1-Month USD LIBOR + 5.50%), 7/13/22	United States	91,150		91,919
	Term Loan B4, 8.75%, (1-Month USD LIBOR + 4.50%), 1/02/24	United States	2,000,000		2,041,790

					2,394,285

	Entertainment 0.0%†
	Playtika Holding Corp., Term Loan B, 2.843%, (1-Month USD LIBOR + 2.75%), 3/13/28	United States	220,000		219,462

	Equity Real Estate Investment Trusts (REITs) 0.0%†
	The GEO Group Inc., Term Loan B, 2.75%, (3-Month USD LIBOR + 2.00%), 3/22/24	United States	264,404		225,720
c	McCarthy & Stone PLC, Term Loan B, 7.00%, 12/16/25	United Kingdom	170,938	GBP	241,637

					467,357

	Household Durables 0.0%†
	Weber-Stephen Products LLC, Term Loan B, 4.00%, (1-Month USD LIBOR + 3.25%), 10/30/27	United States	84,788		85,042

	Insurance 0.0%†
	AmWINS Group Inc., Term Loan B, 3.00%, (1-Month USD LIBOR + 2.25%), 2/19/28	United States	42,920		42,774

	Pharmaceuticals 0.0%†
	Jazz Pharmaceuticals PLC, Term Loan B, 4.00%, (1-Month USD LIBOR + 3.50%), 4/22/28	United States	85,000		85,463

	Total Senior Floating Rate Interests (Cost $4,220,265)				4,260,941

franklintempleton.com	Annual Report	47

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
r	Credit-Linked Notes 0.4%
e	HSBC Bank PLC, (Egypt), senior note, 144A, zero cpn., 8/19/21	Egypt	12,625,000	EGP	$784,024
e	HSBC Bank PLC, (Egypt), senior note, 144A, zero cpn., 7/15/21	Egypt	7,550,000	EGP	474,743
e	HSBC Bank PLC, (Ghana), senior note, 144A, 17.60%, 2/23/23	Ghana	2,875,000	GHS	500,408
c,e	ICBC Standard Bank PLC, (Egypt), EmTN, senior note, 144A, zero cpn., 7/01/21	Egypt	31,527,794	EGP	1,993,660
c,e	ICBC Standard Bank PLC, (Kenya), E, 144A, 12.667%, 3/23/39	Kenya	38,593,478	KES	369,037
e	JPMorgan Chase Bank NA, (Egypt), EmTN, senior note, 144A, zero cpn., 9/16/21	Egypt	11,801,000	EGP	725,856
e	JPMorgan Structured Products BV, (Egypt), senior note, 144A, 13.765%, 1/08/24	Egypt	8,250,000	EGP	524,797
e	Standard Chartered Bank, (Uganda), senior bond, 144A, 17.00%, 4/07/31	Uganda	1,011,700,000	UGX	320,495

	Total Credit-Linked Notes (Cost $5,662,230)				5,693,020

	Foreign Government and Agency Securities 3.4%
g	Banque Centrale de Tunisie International Bond, senior bond, Reg S, 5.75%, 1/30/25	Tunisia	888,000		845,407
	Brazil Notas Do Tesouro Nacional Serie F, NTNF, senior bond, 10.00%, 1/01/25	Brazil	2,332,000	BRL	486,037
g	Export-Import Bank of Korea, senior note, Reg S, 6.75%, 8/09/22	South Korea	7,100,000	INR	99,030
g	Government of Angola, senior bond, Reg S, 8.00%, 11/26/29	Angola	819,000		836,915
	9.375%, 5/08/48	Angola	380,000		395,451
	9.125%, 11/26/49	Angola	1,090,000		1,112,536
	Government of Argentina, senior bond, 0.125%, 1/09/38	Argentina	3,616,359		1,432,657
	senior bond, 0.125%, 7/09/41	Argentina	1,367,698		510,274
	senior note, 0.125%, 7/09/30	Argentina	1,037,302		384,621
e	Government of Bahamas, senior bond, 144A, 8.95%, 10/15/32	Bahamas	721,000		829,150
g	Government of Bahrain, senior bond, Reg S, 7.00%, 1/26/26	Bahrain	467,000		535,763
	Government of Colombia, B, senior bond, 7.00%, 6/30/32	Colombia	3,734,300,000	COP	969,125
g	Government of Ecuador, senior bond, Reg S, 0.50%, 7/31/35	Ecuador	1,461,468		1,030,335

	Government of Egypt,
	182D, zero cpn., 6/22/21	Egypt	22,500,000	EGP	1,429,046
	[g] senior bond, Reg S, 7.50%, 1/31/27	Egypt	1,046,000		1,194,072
	[g] senior bond, Reg S, 7.60%, 3/01/29	Egypt	789,000		881,550
	[e] senior bond, 144A, 5.875%, 2/16/31	Egypt	487,000		480,437
	[g] senior bond, Reg S, 8.70%, 3/01/49	Egypt	822,000		886,404
	[g] senior bond, Reg S, 8.875%, 5/29/50	Egypt	200,000		220,145
	Government of Ghana, [g] senior bond, Reg S, 8.875%, 5/07/42	Ghana	670,000		680,288
	[g] senior bond, Reg S, 8.95%, 3/26/51	Ghana	753,000		753,241
	[e] senior note, 144A, zero cpn., 4/07/25	Ghana	278,000		221,803
	[e] senior note, 144A, 7.75%, 4/07/29	Ghana	372,000		384,202
	Government of Indonesia, FR68, senior bond, 8.375%, 3/15/34	Indonesia	30,911,000,000	IDR	2,399,954
	Government of Italy, senior note, 2.375%, 10/17/24	Italy	350,000		365,414
e	Government of Jordan, 144A, senior bond, 5.85%, 7/07/30	Jordan	386,000		402,565
	senior note, 4.95%, 7/07/25	Jordan	578,000		602,912
	Government of Mexico, senior bond, 4.28%, 8/14/41	Mexico	350,000		363,640
	3.771%, 5/24/61	Mexico	455,000		417,751
g	Government of Nigeria, senior note, Reg S, 7.625%, 11/21/25	Nigeria	1,895,000		2,158,879
e	Government of Oman, senior bond, 144A, 7.00%, 1/25/51	Oman	286,000		286,243
g	Government of Paraguay, senior bond, Reg S, 4.625%, 1/25/23	Paraguay	2,414,000		2,558,864
e	Government of Romania, 144A, 2.00%, 4/14/33	Romania	170,000	EUR	205,767
	Government of Russia, senior bond, 6233, 6.10%, 7/18/35	Russia	70,603,000	RUB	876,819

48	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country		Principal Amount*			Value
	Foreign Government and Agency Securities (continued)

	Government of Russia, (continued)
	senior note, 6227, 7.40%, 7/17/24	Russia		143,905,000		RUB	$2,023,137
	senior note, 6229, 7.15%, 11/12/25	Russia		74,375,000		RUB	1,043,453
	Government of Saudi Arabia, senior bond, [e] 144A, 2.75%, 2/03/32	Saudi Arabia		910,000			924,274
	[e] 144A, 3.75%, 1/21/55	Saudi Arabia		354,000			361,567
	[g] Reg S, 2.75%, 2/03/32	Saudi Arabia		302,000			306,737
	Government of South Africa, senior bond, 2030, 8.00%, 1/31/30	South Africa		43,638,538		ZAR	2,996,760
	2032, 8.25%, 3/31/32	South Africa		20,977,596		ZAR	1,380,316
	2037, 8.50%, 1/31/37	South Africa		15,025,000		ZAR	926,963
	Government of Turkey, senior note, 6.375%, 10/14/25	Turkey		875,000			911,280
	Government of Ukraine, [g] senior bond, Reg S, 1.258%, 5/31/40	Ukraine		3,555,000			3,955,933
	[e] senior note, 144A, 6.876%, 5/21/29	Ukraine		302,000			315,351
g	Government of Zambia, Reg S, senior bond, 5.375%, 9/20/22	Zambia		1,260,000			826,673
	senior bond, 8.97%, 7/30/27	Zambia		300,000			196,996
	International Finance Corp., senior note, 5.85%, 11/25/22	Supranational	[s]	8,120,000		INR	114,792
g	Malaysia Wakala Sukuk Bhd, senior bond, Reg S, 3.075%, 4/28/51	Malaysia		1,000,000			1,007,314
	Mexican Bonos, M, senior note, 6.75%, 3/09/23	Mexico		9,060,800	[n]	MXN	468,513
i,j	Provincia de Buenos Aires, FRN, [e,g] 144A, Reg S, 37.85%, (ARS BADLAR + 3.75%), 4/12/25	Argentina		3,670,000		ARS	17,930
	37.913%, (ARS BADLAR + 3.83%), 5/31/22	Argentina		18,295,000		ARS	107,217
g	The Third Pakistan International Sukuk Co. Ltd., senior note, Reg S, 5.50%, 10/13/21	Pakistan		200,000			202,155

	Total Foreign Government and Agency Securities (Cost $45,038,699)						45,324,658

	Foreign Government and Agency Securities in Reorganization (Cost $151,635) 0.0%†
o	Government of Lebanon, G, senior bond, 6.375%, 3/09/20	Lebanon		1,100,000			148,500

	U.S. Government and Agency Securities 0.0%†
	U.S. Treasury Bond, 1.875%, 2/15/41	United States		2,000			1,895
	1.625%, 11/15/50	United States		556,000			475,206

	Total U.S. Government and Agency Securities (Cost $472,411)						477,101

	Asset-Backed Securities and Commercial Mortgage- Backed Securities 7.1%
	Diversified Financial Services 5.3%
e	Accelerated Assets LLC, 2018-1, B, 144A, 4.51%, 12/02/33	United States		51,868			53,904
[t]	ACE Securities Corp. Home Equity Loan Trust, 2003-FM1, M1, FRN, 1.382%, (1-Month USD LIBOR + 1.29%), 11/25/32	United States		1,419,199			1,438,819
e	Adams Outdoor Advertising LP, 2018-1, A, 144A, 4.81%, 11/15/48	United States		178,992			193,233
e,t	AGL CLO 3 Ltd., 2020-3A, C, 144A, FRN, 2.334%, (3-Month USD LIBOR + 2.15%), 1/15/33	United States		285,000			287,396
e	AIM Aviation Finance Ltd., 2015-1A, B1, 144A, 5.072%, 2/15/40	United States		170,624			73,118
e,t	Allegro CLO VI Ltd., 2018-2A, D, 144A, FRN, 2.94%, (3-Month USD LIBOR + 2.75%), 1/17/31	United States		250,000			240,428
e	American Credit Acceptance Receivables Trust, 144A, 2020-3, D, 2.40%, 6/15/26	United States		200,000			206,866
	2020-4, D, 1.77%, 12/14/26	United States		185,000			188,509

franklintempleton.com	Annual Report	49

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
	AmeriCredit Automobile Receivables Trust, 2020-2, D, 2.13%, 3/18/26	United States	110,000	$113,583
	2020-3, D, 1.49%, 9/18/26	United States	305,000	308,940
e,t	Anchorage Capital CLO 9 Ltd., 2019-9A, DR, 144A, FRN, 4.184%, (3-Month USD LIBOR + 4.00%), 7/15/32	United States	450,000	450,702
e	Arbys Funding LLC, 2020-1A, A2, 144A, 3.237%, 7/30/50	United States	99,250	103,513
t	Argent Securities Inc., 2004-W3, M4, FRN, 3.944%, (1-Month USD LIBOR + 4.58%), 2/25/34	United States	236,275	249,729
e	Ascentium Equipment Receivables Trust, 2017-2A, C, 144A, 2.87%, 8/10/22	United States	25,000	25,232
e	Avis Budget Rental Car Funding AESOP LLC, 144A, 2020-2A, B, 2.96%, 2/20/27	United States	100,000	106,575
	2020-2A, C, 4.25%, 2/20/27	United States	100,000	109,715
e,t	Barings CLO Ltd., 2019-4A, C, 144A, FRN, 2.984%, (3-Month USD LIBOR + 2.80%), 1/15/33	United States	400,000	402,006
e,u	Barings Euro CLO BV, 2014-1, 144A, FRN, 1.90%, 7/15/31	Netherlands	500,000	613,682
e,t	Battalion CLO XIV Ltd., 2019-14A, E, 144A, FRN, 6.868%, (3-Month USD LIBOR + 6.68%), 4/20/32	United States	250,000	250,781
e	Bayview Opportunity Master Fund V Trust, 2020-RN3, A1, 144A, 3.228%, 9/25/35	United States	91,184	92,326
u	Bear Stearns ALT-A Trust, 2006-3, 21A1, FRN, 2.694%, 5/25/36	United States	1,220,861	1,043,590
e	Blackbird Capital Aircraft Lease Securitization Ltd., 2016-1A, A, 144A, 4.213%, 12/16/41	United States	185,938	185,426
e,t	BNPP IP CLO Ltd., 2017-2A, DR, 144A, FRN, 3.686%, (3-Month USD LIBOR + 3.50%), 10/30/25	United States	1,250,000	1,241,684
e,t	BX Commercial Mortgage Trust, 2019-XL, E, 144A, FRN, 1.901%, (1-Month USD LIBOR + 1.80%), 10/15/36	United States	1,217,850	1,220,482
	California Republic Auto Receivables Trust, 2018-1, D, 4.33%, 4/15/25	United States	115,000	118,870
e,t	Canyon Capital CLO, 2019-2A, E, 144A, FRN, 7.334%, (3-Month USD LIBOR + 7.15%), 10/15/32	United States	250,000	250,772
e,t	Carlyle US CLO Ltd., 2017-4A, C, 144A, FRN, 2.984%, (3-Month USD LIBOR + 2.80%), 1/15/30	United States	250,000	240,977
	Carmax Auto Owner Trust, 2018-4, D, 4.15%, 4/15/25	United States	60,000	63,156
e	Castlelake Aircraft Structured Trust, 2021-1A, A, 144A, 3.474%, 1/15/46	United States	402,989	412,511
e,t	Catamaran CLO Ltd., 144A, FRN, 2014-2, C, 3.69%, (3-Month USD LIBOR + 3.50%), 10/18/26	United States	2,030,000	2,032,034
	2014-2A, D, 5.04%, (3-Month USD LIBOR + 4.85%), 10/18/26	United States	1,000,000	980,123
	2017-1A, CR, 1.981%, (3-Month USD LIBOR + 1.80%), 1/27/28	United States	250,000	250,126
e,t	CHCP Ltd., 2021-FL1, C, 144A, FRN, 2.201%, (1-Month USD LIBOR + 2.10%), 2/15/38	United States	1,000,000	1,004,438
e	Chesapeake Funding II LLC, 2018-1A, D, 144A, 3.92%, 4/15/30	Canada	115,000	115,558
	CHL Mortgage Pass-Through Trust, [t] 2003-15, 1A1, FRN, 0.592%, (1-Month USD LIBOR + 0.50%), 6/25/18	United States	98,994	98,728
	2004-4, M, 5.50%, 5/25/34	United States	947,640	671,837
	2006-21, A8, 5.75%, 2/25/37	United States	378,334	272,723
	[u] 2006-HYB4, 3B, FRN, 3.66%, 6/20/36	United States	1,621,090	1,379,649
e	CLI Funding VIII LLC, 2021-1A, A, 144A, 1.64%, 2/18/46	United States	390,086	386,854
e,t	Connecticut Avenue Securities Trust, 2020-R01, 1M2, 144A, FRN, 2.142%, (1-Month USD LIBOR + 2.05%), 1/25/40	United States	72,542	72,951
e	CoreVest American Finance Trust, 144A, 2019-2, B, 3.424%, 6/15/52	United States	100,000	107,199
	2020-4, C, 2.25%, 12/15/52	United States	100,000	97,817

50	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
e	CSMC Trust, 144A, [t] 2013-5R, 1A5, FRN, 0.627%, (1-Month USD LIBOR + 0.25%), 2/27/36	United States	1,166,487	$1,032,640
	[u] 2019-RP10, A1, FRN, 3.025%, 12/26/59	United States	151,145	152,256
	[u] 2020-RPL3, A1, FRN, 2.691%, 3/25/60	United States	122,360	124,125
	2021-RPL1, A2, 3.937%, 9/27/60	United States	155,000	154,920
e	DB Master Finance LLC, 2019-1A, A23, 144A, 4.352%, 5/20/49	United States	49,125	54,124
e,u	DBUBS Mortgage Trust, 2017-BRBK, D, 144A, FRN, 3.53%, 10/10/34	United States	100,000	104,889
e	Domino’s Pizza Master Issuer LLC, 144A, 2017-1A, A23, 4.118%, 7/25/47	United States	164,475	178,321
	2018-1A, A2II, 4.328%, 7/25/48	United States	175,500	191,659
	2019-1A, A2, 3.668%, 10/25/49	United States	167,875	181,378
	2021-1A, A2I, 2.662%, 4/25/51	United States	225,000	229,881
	Drive Auto Receivables Trust, 2018-3, D, 4.30%, 9/16/24	United States	22,263	22,850
e	DT Auto Owner Trust, 2020-3A, D, 144A, 1.84%, 6/15/26	United States	80,000	81,735
e	Education Funding Trust Trust, 2020-A, A, 144A, 2.79%, 7/25/41	United States	131,978	135,925
	Exeter Automobile Receivables Trust, [e] 2020-2A, D, 144A, 4.73%, 4/15/26	United States	90,000	96,993
	2020-3A, C, 1.32%, 7/15/25	United States	145,000	146,807
u	Fannie Mae Grantor Trust, 2004-T5, AB7, FRN, 0.606%, 5/28/35	United States	335,130	324,186
e	First Investors Auto Owner Trust, 2019-2A, D, 144A, 2.80%, 12/15/25	United States	40,000	41,213
e	FirstKey Homes Trust, 144A, 2020-SFR1, F1, 3.638%, 9/17/25	United States	225,000	233,459
	2020-SFR2, F1, 3.017%, 10/19/37	United States	320,000	328,237
e	Flagship Credit Auto Trust, 2019-4, D, 144A, 3.12%, 1/15/26	United States	90,000	94,742
e,t	FREMF Mortgage Trust, 2021-KF112, D, 144A, FRN, 3.051%, (1-Month USD LIBOR + 2.95%), 5/15/28	United States	1,600,000	1,601,033
e,t	Galaxy XXVI CLO Ltd., 2018-26A, E, 144A, FRN, 6.00%, (3-Month USD LIBOR + 5.85%), 11/22/31	United States	260,000	255,014
e	GLS Auto Receivables Trust, 144A, 2018-3A, B, 3.78%, 8/15/23	United States	33,487	33,799
	2020-1A, C, 2.72%, 11/17/25	United States	150,000	154,701
	2020-3A, C, 1.92%, 5/15/25	United States	330,000	336,984
e,t	GPMT Ltd., 144A, FRN, 2018-FL1, C, 2.247%, (1-Month USD LIBOR + 2.15%), 11/19/35	United States	1,400,000	1,397,241
	2019-FL2, D, 3.047%, (1-Month USD LIBOR + 2.95%), 2/22/36	United States	800,000	794,033
e,t	Grand Avenue CRE, 2019-FL1, B, 144A, FRN, 1.951%, (1-Month USD LIBOR + 1.85%), 6/15/37	United States	1,200,000	1,200,730
e,t	Grand Avenue CRE Ltd., 2020-FL2, C, 144A, FRN, 3.721%, (1-Month USD LIBOR + 3.62%), 3/15/35	United States	1,310,000	1,314,585
e,t	GSRPM Mortgage Loan Trust, 2002-1A, M1, 144A, FRN, 2.042%, (1-Month USD LIBOR + 1.95%), 11/25/31	United States	918,610	924,648
e,t	Halcyon Loan Advisors Funding Ltd., 2014-1A, D, 144A, FRN, 3.69%, (3-Month USD LIBOR + 3.50%), 4/18/26	United States	1,490,000	1,483,422
e	Hardee’s Funding LLC, 2020-1A, A2, 144A, 3.981%, 12/20/50	United States	164,588	174,191
e,t	Hayfin US XII Ltd., 2019-2A, E, 144A, FRN, 7.088%, (3-Month USD LIBOR + 6.90%), 7/20/32	United States	70,000	68,880
e	HPEFS Equipment Trust, 2020-2A, D, 144A, 2.79%, 7/22/30	United States	325,000	336,714
e,t	JFIN CLO Ltd., 2017-1A, DR, 144A, FRN, 2.834%, (3-Month USD LIBOR + 2.65%), 3/15/26	United States	1,530,000	1,522,431
e	Kestrel Aircraft Funding Ltd., 2018-1A, A, 144A, 4.25%, 12/15/38	United States	210,238	211,150
	Legacy Mortgage Asset Trust, [e] 2019-GS3, A1, 144A, 3.75%, 4/25/59	United States	99,580	100,543
	[e] 2019-GS4, A1, 144A, 3.438%, 5/25/59	United States	158,115	158,761
	2019-PR1, A2, 4.50%, 9/25/59	United States	1,600,000	1,596,113
	[e] 2020-GS1, A1, 144A, 2.882%, 10/25/59	United States	240,165	242,650
e	Marlette Funding Trust, 2019-4A, B, 144A, 2.95%, 12/17/29	United States	290,000	295,316

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
u	Master Adjustable Rate Mortgages Trust, 2005-1, B1, FRN, 2.539%, 3/25/35	United States	2,026,090	$1,696,959
t	Merrill Lynch Mortgage Investors Trust Series, 2007-MLN1, A2D, FRN, 0.412%, (1-Month USD LIBOR + 0.32%), 3/25/37	United States	969,025	904,502
e,u	Mill City Mortgage Loan Trust, 2021-NMR1, M3, 144A, FRN, 2.50%, 11/25/60	United States	100,000	97,348
	Morgan Stanley Mortgage Loan Trust, [u] 2004-11AR, 2A, FRN, 2.493%, 1/25/35	United States	365,040	361,554
	2006-15XS, A3, 5.988%, 11/25/36	United States	2,244,274	814,022
t	MortgageIT Mortgage Loan Trust, 2006-1, 2A1B, FRN, 0.652%, (1-Month USD LIBOR + 0.56%), 4/25/36	United States	625,280	236,748
e,t	Mountain View CLO Ltd., 2018-1A, DRR, 144A, FRN, 3.834%, (3-Month USD LIBOR + 3.65%), 10/15/26	United States	2,000,000	2,006,060
e	MVW LLC, 2020-1A, C, 144A, 4.21%, 10/20/37	United States	245,755	261,791
e	MVW Owner Trust, 2019-1A, C, 144A, 3.33%, 11/20/36	United States	67,529	69,451
e	Navient Private Education Refi Loan Trust, 144A, 2019-FA, B, 3.12%, 8/15/68	United States	210,000	215,789
	2019-GA, B, 3.08%, 10/15/68	United States	140,000	145,265
e,t	Neuberger Berman CLO XIV Ltd., 2020-14A, CR2, 144A, FRN, 2.084%, (3-Month USD LIBOR + 1.90%), 1/28/30	United States	410,000	410,780
t	Nomura Home Equity Loan Inc. Home Equity Loan Trust Series, 2006-WF1, M4, FRN, 0.647%, (1-Month USD LIBOR + 0.56%), 3/25/36	United States	1,310,370	1,280,935
e,t	Octagon Investment Partners XXII Ltd., 2018-1A, CRR, 144A, FRN, 2.084%, (3-Month USD LIBOR + 1.90%), 1/22/30	United States	250,000	249,376
e,t	OHA Credit Funding 2 Ltd., 2021-2A, DR, 144A, FRN, 3.486%, (3-Month USD LIBOR + 3.30%), 4/21/34	United States	335,000	335,005
e,t	OHA Credit Funding 4 Ltd., 2019-4A, E, 144A, FRN, 6.322%, (3-Month USD LIBOR + 6.10%), 10/22/32	United States	320,000	320,302
e	OneMain Financial Issuance Trust, 144A, 2015-3A, B, 4.16%, 11/20/28	United States	155,000	155,108
	2020-2A, C, 2.76%, 9/14/35	United States	100,000	104,325
e,t	Palmer Square CLO Ltd., 2018-3A, D, 144A, FRN, 4.556%, (3-Month USD LIBOR + 4.40%), 8/15/26	United States	250,000	249,722
e,t	Pikes Peak CLO 3, 2019-3A, E, 144A, FRN, 7.036%, (3-Month USD LIBOR + 6.86%), 4/25/30	United States	250,000	250,718
e,t	Pikes Peak CLO 4, 2019-4A, E, 144A, FRN, 6.954%, (3-Month USD LIBOR + 6.77%), 7/15/32	United States	250,000	251,386
e	Planet Fitness Master Issuer LLC, 2019-1A, A2, 144A, 3.858%, 12/05/49	United States	148,125	148,487
e	Prestige Auto Receivables Trust, 144A, 2019-1A, E, 3.90%, 5/15/26	United States	100,000	103,221
	2020-1A, E, 3.67%, 2/15/28	United States	100,000	103,790
e	Progress Residential, 2021-SFR4, F, 144A, 3.407%, 5/17/38	United States	230,000	230,876
e	Progress Residential Trust, 144A, 2018-SFR3, E, 4.873%, 10/17/35	United States	100,000	101,640
	2019-SFR1, E, 4.466%, 8/17/35	United States	115,000	118,380
	2019-SFR2, E, 4.142%, 5/17/36	United States	175,000	178,666
	2020-SFR3, F, 2.796%, 10/17/27	United States	100,000	101,000
	2021-SFR2, E2, 2.647%, 4/19/38	United States	100,000	101,013
	RALI Series Trust, 2007-QS2, AP, 1/25/37	United States	167,763	112,369
e,u	RBSSP Resecuritization Trust, 2009-12, 17A2, 144A, FRN, 2.664%, 10/25/35	United States	349,868	346,068
e	Republic Finance Issuance Trust, 2019-A, A, 144A, 3.43%, 11/22/27	United States	240,000	242,863
	Santander Drive Auto Receivables Trust, 2020-1, D, 5.35%, 3/15/28	United States	240,000	263,769
	2020-2, D, 2.22%, 9/15/26	United States	100,000	103,121
	2020-4, D, 1.48%, 1/15/27	United States	305,000	308,829

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
e	SCF Equipment Leasing LLC, 2021-1A, E, 144A, 3.56%, 8/20/32	United States	100,000	$99,916
e,u	Security National Mortgage Loan Trust, 2004-1A, AF3, 144A, FRN, 6.42%, 6/25/32	United States	1,826,038	1,591,218
e	Sierra Timeshare Receivables Funding LLC, 2021-1A, C, 144A, 1.79%, 11/20/37	United States	253,568	255,900
e,t	Silvermore CLO Ltd., 2014-1A, C, 144A, FRN, 3.606%, (3-Month USD LIBOR + 3.45%), 5/15/26	United States	1,250,000	1,252,454
e	S-Jets Ltd., 2017-1, A, 144A, 3.967%, 8/15/42	Bermuda	397,972	393,422
t	SLM Private Credit Student Loan Trust, 2003-B, A3, FRN, 2.806%, (28-Day T-Bill + 1.00%), 3/15/33	United States	200,000	194,353
e,t	SMB Private Education Loan Trust, 2017-B, A2B, 144A, FRN, 0.865%, (1-Month USD LIBOR + 0.75%), 10/15/35	United States	61,009	61,298
e	SoFi Consumer Loan Program Trust, 144A, 2018-1, B, 3.65%, 2/25/27	United States	76,413	77,612
	2019-4, C, 2.84%, 8/25/28	United States	130,000	133,111
e	SoFi Professional Loan Program LLC, 2016-A, B, 144A, 3.57%, 1/26/38	United States	34,090	34,598
t	Soundview Home Loan Trust, FRN, 2006-WF2, M3, 0.767%, (1-Month USD LIBOR + 0.68%), 12/25/36	United States	1,745,770	1,969,691
	2007-NS1, M1, 0.442%, (1-Month USD LIBOR + 0.35%), 1/25/37	United States	1,125,056	1,159,763
e	SpringCastle America Funding LLC, 2020-AA, A, 144A, 1.97%, 9/25/37	United States	237,079	240,684
e	Sprite Ltd., 2017-1, B, 144A, 5.75%, 12/15/37	United States	164,302	146,493
e	Stack Infrastructure Issuer LLC, 2019-1A, A2, 144A, 4.54%, 2/25/44	United States	122,188	129,985
e,t	Staniford Street CLO Ltd., 2014-1A, D, 144A, FRN, 3.684%, (3-Month USD LIBOR + 3.50%), 6/15/25	United States	1,650,000	1,654,407
e,t	Starwood Retail Property Trust, 2014-STAR, E, 144A, FRN, 4.501%, (1-Month USD LIBOR + 4.40%), 11/15/27	United States	200,000	4,375
e	Textainer Marine Containers VII Ltd., 2021-1A, A, 144A, 1.68%, 2/20/46	Bermuda	186,200	184,100
e	TIF Funding II LLC, 2021-1A, A, 144A, 1.65%, 2/20/46	United States	287,379	283,292
e	Towd Point Mortgage Trust, 144A, FRN, [u] 2015-2, 1A13, 2.50%, 11/25/60	United States	5,622	5,622
	[u] 2018-5, M1, 3.25%, 7/25/58	United States	100,000	104,850
	[u] 2019-2, M1, 3.75%, 12/25/58	United States	200,000	212,066
	[t] 2019-HE1, M2, 1.842%, (1-Month USD LIBOR + 1.75%), 4/25/48	United States	1,481,000	1,495,878
e,t	TPG Real Estate Finance Issuer Ltd., 2018-FL2, C, 144A, FRN, 2.401%, (1-Month USD LIBOR + 2.30%), 11/15/37	United States	1,500,000	1,497,755
e	Tricon American Homes Trust, 2020-SFR2, E1, 144A, 2.73%, 11/17/39	United States	100,000	99,532
e	VCAT LLC, 2021-NPL1, A1, 144A, 2.289%, 12/26/50	United States	94,380	94,700
e,t	VMC Finance LLC, 144A, FRN, 2019-FL3, C, 2.151%, (1-Month USD LIBOR + 2.05%), 9/15/36	United States	1,145,249	1,136,719
	2021-FL4, C, 2.36%, (1-Month USD LIBOR + 2.25%), 6/16/36	United States	1,000,000	1,003,752
e,u	WaMu Commercial Mortgage Securities Trust, 2007-SL2, G, 144A, FRN, 2.663%, 12/27/49	United States	2,866,082	2,326,361
t	WaMu Mortgage Pass-Through Certificates Trust, 2005-AR19, B1, FRN, 1.142%, (1-Month USD LIBOR + 1.05%), 12/25/45	United States	2,133,231	1,726,540
e	Wave Trust, 2017-1A, A, 144A, 3.844%, 11/15/42	United States	187,249	185,978
u	Wells Fargo Mortgage Backed Securities Trust, 2007-AR6, A2, FRN, 2.928%, 10/25/37	United States	177,810	174,609
e	Wendy’s Funding LLC, 2018-1A, A2II, 144A, 3.884%, 3/15/48	United States	212,850	227,741
e	Westlake Automobile Receivables Trust, 2020-3A, D, 144A, 1.65%, 2/17/26	United States	120,000	122,133
e,t	York CLO-6 Ltd., 2019-1A, D, 144A, FRN, 4.184%, (3-Month USD LIBOR + 4.00%), 7/22/32	United States	455,000	457,010

				69,588,997

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Equity Real Estate Investment Trusts (REITs) 0.1%
e	American Homes 4 Rent, 144A, 2014-SFR2, E, 6.231%, 10/17/36	United States	250,000	$273,531
	2014-SFR3, E, 6.418%, 12/17/36	United States	100,000	110,348
	2015-SFR1, E, 5.639%, 4/17/52	United States	210,000	231,706
e	Diamond Resorts Owner Trust, 144A, 2017-1A, C, 6.07%, 10/22/29	United States	21,011	21,511
	2018-1, C, 4.53%, 1/21/31	United States	53,789	55,630
	2019-1A, B, 3.53%, 2/20/32	United States	53,270	55,027

				747,753

	Mortgage Real Estate Investment Trusts (REITs) 1.7%
t	American Home Mortgage Investment Trust, 2006-1, 11A1, FRN, 0.372%, (1-Month USD LIBOR + 0.28%), 3/25/46	United States	164,084	158,216
	Banc of America Alternative Loan Trust, 2003-8, 1CB1, 5.50%, 10/25/33	United States	4,314	4,451
	Banc of America Funding Trust, 2003-1, B2, 6.00%, 5/20/33	United States	173,867	121,807
	2007-4, 5A1, 5.50%, 11/25/34	United States	51,473	51,377
u	Banc of America Mortgage Trust, 2005-A, 2A1, FRN, 2.581%, 2/25/35	United States	3,773	3,912
e,t	BBCMS Mortgage Trust, 2020-BID, B, 144A, FRN, 2.641%, (1-Month USD LIBOR + 2.54%), 10/15/37	United States	210,000	211,826
e,t	BCAP LLC Trust, 2012-RR4, 9A7, 144A, FRN, 0.186%, (1-Month USD LIBOR + 0.08%), 11/26/36	United States	452,373	452,700
u	Bear Stearns ARM Trust, FRN, 2007-1, 4A1, 3.163%, 2/25/47	United States	890,190	782,837
	2007-4, 12A1, 2.997%, 5/25/37	United States	1,437,467	1,418,924
e,t	BXMT Ltd., 2021-FL4, C, 144A, FRN, 1.851%, (1-Month USD LIBOR + 1.75%), 5/15/38	United States	2,500,000	2,508,750
e	CIM Trust, 2021-NR2, A1, 144A, 2.568%, 7/25/59	United States	199,640	200,590
e	Citigroup Mortgage Loan Trust, 144A, [u] 2009-10, 6A2, FRN, 2.682%, 9/25/34	United States	27,571	28,810
	[u] 2018-A, A1, FRN, 4.00%, 1/25/68	United States	82,107	82,358
	[u] 2019-B, A1, FRN, 3.258%, 4/25/66	United States	94,417	95,338
	2019-E, A1, 3.228%, 11/25/70	United States	222,319	223,458
	Countrywide Alternative Loan Trust, 2003-22CB, 1A1, 5.75%, 12/25/33	United States	30,554	31,630
	2004-16CB, 1A1, 5.50%, 7/25/34	United States	16,525	16,997
	2004-16CB, 3A1, 5.50%, 8/25/34	United States	17,204	17,704
	2004-3T1, M, 6.00%, 5/25/34	United States	316,715	249,276
	2004-J10, 2CB1, 6.00%, 9/25/34	United States	48,451	50,409
	2005-J1, 2A1, 5.50%, 2/25/25	United States	2,437	2,467
	2005-J14, A3, 5.50%, 12/25/35	United States	327,615	278,512
	2006-6CB, 2A11, 5.50%, 5/25/36	United States	295,056	173,788
t	Countrywide Asset-Backed Certificates, 2005-15, M3, FRN, 0.612%, (1-Month USD LIBOR + 0.52%), 4/25/36	United States	2,340,000	2,210,694
u	Countrywide Home Loans Mortgage Pass-Through Trust, 2004-HYB4, 2A1, FRN, 2.938%, 9/20/34	United States	41,371	41,712
e,t	Credit Suisse Commercial Mortgage Securities Corp., 2019-SKLZ, D, 144A, FRN, 3.701%, (1-Month USD LIBOR + 3.60%), 1/15/34	United States	105,000	103,845
	Credit Suisse First Boston Mortgage Securities Corp., 2002-10, 1B, 7.50%, 5/25/32	United States	150,511	137,737
	2003-27, 4A4, 5.75%, 11/25/33	United States	14,990	16,031
	2005-8, 1A3, 5.25%, 9/25/35	United States	100,130	97,898
e	CSMC OA LLC, 144A, 2014-USA, A2, 3.953%, 9/15/37	United States	150,000	162,276
	2014-USA, E, 4.373%, 9/15/37	United States	400,000	349,515

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
t	DSLA Mortgage Loan Trust, 2005-AR5, 2A1A, FRN, 0.428%, (1-Month USD LIBOR + 0.33%), 9/19/45	United States	33,736		$25,752
g,t	Dukinfield II PLC, 2016-2, A, FRN, Reg S, 1.334%, (3-Month GBP LIBOR + 1.25%), 12/20/52	United Kingdom	134,121	GBP	190,909
t	FHLMC Structured Agency Credit Risk Debt Notes, 2015-DNA1, M3, FRN, 3.392%, (1-Month USD LIBOR + 3.30%), 10/25/27	United States	144,381		146,664
e	GCAT LLC, 2020-4, A1, 144A, 2.611%, 12/25/25	United States	281,749		283,633
u	GS Mortgage Securities Trust, FRN, [e] 2011-GC5, C, 144A, 5.298%, 8/10/44	United States	100,000		83,865
	[e] 2011-GC5, D, 144A, 5.298%, 8/10/44	United States	195,000		121,821
	2014-GC18, B, 4.885%, 1/10/47	United States	100,000		99,103
	GSR Mortgage Loan Trust, 2005-4F, 6A1, 6.50%, 2/25/35	United States	8,103		8,290
	[u] 2005-AR6, 4A5, FRN, 2.979%, 9/25/35	United States	31,842		32,016
t	Harborview Mortgage Loan Trust, 2004-11, 2A2A, FRN, 0.738%, (1-Month USD LIBOR + 0.64%), 1/19/35	United States	75,812		71,776
	IndyMac INDX Mortgage Loan Trust, FRN, [u] 2004-AR15, B1, 2.724%, 2/25/35	United States	1,603,396		1,357,091
	[t] 2004-AR7, A5, 1.312%, (1-Month USD LIBOR + 1.22%), 9/25/34	United States	39,680		38,272
	[u] 2005-AR11, A3, 2.992%, 8/25/35	United States	43,500		40,154
	[t] 2006-AR2, 2A1, 0.512%, (1-Month USD LIBOR + 0.42%), 2/25/46	United States	189,981		156,287
	[u] 2006-AR3, 3A1A, 3.069%, 4/25/36	United States	2,096,660		2,193,215
u	JPMorgan Alternative Loan Trust, 2006-A2, 2A2, FRN, 2.968%, 5/25/36	United States	1,465,984		1,152,739
e,u	JPMorgan Chase Commercial Mortgage Securities Trust, 144A, FRN, 2012-C8, C, 4.622%, 10/15/45	United States	100,000		94,704
	2012-LC9, C, 4.419%, 12/15/47	United States	100,000		102,349
	2012-LC9, D, 4.419%, 12/15/47	United States	120,000		118,349
	JPMorgan Mortgage Trust, 2004-S1, 2A1, 6.00%, 9/25/34	United States	72,425		75,827
	[u] 2006-A3, 2B1, FRN, 2.91%, 4/25/35	United States	1,921,621		1,257,379
	[u] 2007-A1, 4A2, FRN, 2.964%, 7/25/35	United States	1,713		1,728
t	Lehman XS Trust Series, 2006-2N, 1A1, FRN, 0.612%, (1-Month USD LIBOR + 0.52%), 2/25/46	United States	32,003		29,557
	MASTR Alternative Loan Trust, 2004-2, 8A4, 5.50%, 3/25/34	United States	133,565		136,202
	2004-8, 2A1, 6.00%, 9/25/34	United States	31,805		32,720
u	Merrill Lynch Mortgage Investors MLCC, 2006-2, 2A, FRN, 2.114%, 5/25/36	United States	2,062		2,098
u	Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C11, B, FRN, 4.352%, 8/15/46	United States	200,000		145,991
e,u	Morgan Stanley Capital I Trust, 144A, FRN, 2011-C2, B, 5.20%, 6/15/44	United States	100,000		101,706
	2011-C2, E, 5.313%, 6/15/44	United States	150,000		101,532
e,u	MSBAM Commercial Mortgage Securities Trust, 2012-CKSV, C, 144A, FRN, 4.283%, 10/15/30	United States	340,000		272,396
e	PRPM LLC, 144A, 2020-3, A2, 5.071%, 9/25/25	United States	100,000		100,777
	2020-5, A2, 5.437%, 11/25/25	United States	305,000		307,473
	[u] 2021-2, A2, FRN, 3.77%, 3/25/26	United States	130,000		130,388
	2021-3, A1, 1.867%, 4/25/26	United States	196,207		197,681
e	RCO V Mortgage LLC, 2020-1, A1, 144A, 3.105%, 9/25/25	United States	96,246		97,157
u	RFMSI Trust, 2005-SA1, 1A1, FRN, 4.058%, 3/25/35	United States	99,078		66,017

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
t	Structured ARM Loan Trust, 2005-14, A1, FRN, 0.402%, (1-Month USD LIBOR + 0.31%), 7/25/35	United States	207,672	$156,192
e,m	Toorak Mortgage Corp. Ltd., 2021-1, A1, 144A, 2.24%, 6/25/24	United States	190,000	190,000
e	VOLT XCII LLC, 2021-NPL1, A1, 144A, 1.893%, 2/27/51	United States	102,661	102,850
e	VOLT XCII LLC, 2021-NPL2, A1, 144A, 1.893%, 2/27/51	United States	260,536	259,703
e	VOLT XCIV LLC, 2021-NPL3, A2, 144A, 4.949%, 2/27/51	United States	215,000	215,149
	Wells Fargo Commercial Mortgage Trust, 2014-LC16, C, 4.458%, 8/15/50	United States	215,000	160,831
	[u] 2016-C36, B, FRN, 3.671%, 11/15/59	United States	100,000	99,702
	[u] 2016-C36, C, FRN, 4.186%, 11/15/59	United States	100,000	88,758
	[e,u] 2019-JWDR, C, 144A, FRN, 3.038%, 9/15/31	United States	290,000	294,766
	WFRBS Commercial Mortgage Trust, [e,u] 2011-C3, D, 144A, FRN, 5.598%, 3/15/44	United States	250,409	127,483
	[e,u] 2011-C4, E, 144A, FRN, 5.134%, 6/15/44	United States	120,000	75,136
	[u] 2012-C10, C, FRN, 4.361%, 12/15/45	United States	320,000	274,260
	[e,u] 2012-C6, D, 144A, FRN, 5.614%, 4/15/45	United States	150,000	152,752
	[u] 2012-C7, C, FRN, 4.803%, 6/15/45	United States	25,000	18,918
	[c,e,u] 2012-C7, D, 144A, FRN, 4.803%, 6/15/45	United States	130,000	36,841
	[e,u] 2012-C7, E, 144A, FRN, 4.803%, 6/15/45	United States	75,000	17,305
	2014-C20, B, 4.378%, 5/15/47	United States	100,000	105,573
	[u] 2014-C24, B, FRN, 4.204%, 11/15/47	United States	100,000	102,117

				22,137,799

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $91,592,347)			92,474,549

	Municipal Bonds in Reorganization 0.6%
	Puerto Rico 0.6%
o	Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.50%, 7/01/39	United States	715,000	604,175
	5.00%, 7/01/41	United States	1,000,000	805,000
o	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	8,405,000	6,787,037

	Total Municipal Bonds in Reorganization (Cost $5,605,966)			8,196,212

		Number of Contracts	Notional Amount#
	Options Purchased 0.1%
	Calls – Exchange-Traded 0.0%†
	Ajax I, August Strike Price $15.00, Expires 8/20/21	163	16,300	1,630
	Avaya Holdings Corp., July Strike Price $34.00, Expires 7/16/21	44	4,400	1,760
	Callaway Golf Co., November Strike Price $33.00, Expires 11/19/21	67	6,700	43,885
	Casino Guichard Perrachon SA, June Strike Price 30.00 EUR, Expires 6/18/21	44	4,400	108
	Casino Guichard Perrachon SA, June Strike Price 31.00 EUR, Expires 6/18/21	44	4,400	54
	Chicago Board Options Exchange Volatility Index, June Strike Price $23.00, Expires 6/16/21	120	12,000	11,400
	Chicago Board Options Exchange Volatility Index, June Strike Price $24.00, Expires 6/16/21	196	19,600	16,660
	Chicago Board Options Exchange Volatility Index, July Strike Price $24.00, Expires 7/21/21	89	8,900	21,093
	Chicago Board Options Exchange Volatility Index, July Strike Price $25.00, Expires 7/21/21	102	10,200	21,930

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

	Number of Contracts	Notional Amount#	Value
Options Purchased (continued)
Calls – Exchange-Traded (continued)†
Chicago Board Options Exchange Volatility Index, July Strike Price $26.00, Expires 7/21/21	183	18,300	$36,600
Chicago Board Options Exchange Volatility Index, August Strike Price $26.00, Expires 8/18/21	88	8,800	23,760
Financial Select Sector SPDR Fund, June Strike Price $36.00, Expires 6/18/21	395	39,500	84,925
Fox Corp., July Strike Price $36.00, Expires 7/16/21	10	1,000	2,375
Fox Corp., July Strike Price $40.00, Expires 7/16/21	19	1,900	1,330
Fox Corp., October Strike Price $39.00, Expires 10/15/21	22	2,200	4,730
General Motors Co., June Strike Price $50.00, Expires 6/18/21	88	8,800	83,160
GOL Linhas Aereas Inteligentes SA, June Strike Price $10.00, Expires 6/18/21	46	4,600	2,760
Intel Corp., January Strike Price $70.00, Expires 1/21/22	100	10,000	14,400
Nikola Corp., January Strike Price $12.50, Expires 1/21/22	67	6,700	34,505
Nuance Communications Inc., October Strike Price $50.00, Expires 10/15/21	82	8,200	31,980
Social Capital Hedosophia Holdings Corp. IV, July Strike Price $15.00, Expires 7/16/21	102	10,200	714
Social Capital Hedosophia Holdings Corp. VI, July Strike Price $17.50, Expires 7/16/21	102	10,200	510
SPDR Gold Shares ETF, June Strike Price $200.00, Expires 6/17/22	147	14,700	83,790
SPDR S&P Oil & Gas Exploration & Production ETF, June Strike Price $90.00, Expires 6/18/21	148	14,800	43,512
United Airlines Holdings Inc., June Strike Price $57.50, Expires 6/18/21	80	8,000	20,640
VanEck Vectors Oil Services ETF, July Strike Price $210.00, Expires 7/16/21	39	3,900	60,840
Vishay Intertechnology Inc., June Strike Price $30.00, Expires 6/18/21	33	3,300	33
Vodafone Group PLC, September Strike Price 1.40 GBP, Expires 9/17/21	218	218,000	5,420

			654,504

Calls – Over-the-Counter 0.0%†
MSCI EAFE Index, Counterparty CITI, June Strike Price $2,322.00, Expires 6/07/21	2,508	5,016	52,914
Nikkei 225 Index, Counterparty JPHQ, June Strike Price 29,237.00 JPY, Expires 6/10/21	16,352	32,704	26,297
Swiss Market Index, Counterparty CITI, June Strike Price 11,318.00 CHF, Expires 6/25/21	474	474	88,711

			167,922

Puts – Exchange-Traded 0.1%
Air France-KLM, June Strike Price 4.20 EUR, Expires 6/18/21	91	9,100	668
Akamai Technologies Inc., June Strike Price $110.00, Expires 6/18/21	7	700	574
Alteryx Inc., June Strike Price $70.00, Expires 6/18/21	11	1,100	737
American Airlines Group Inc., November Strike Price $18.00, Expires 11/19/21	145	14,500	14,790
American Airlines Group Inc., January Strike Price $10.00, Expires 1/20/23	40	4,000	2,600
Arbor Realty Trust Inc., June Strike Price $15.00, Expires 6/18/21	46	4,600	230
Box Inc., September Strike Price $18.00, Expires 9/17/21	101	10,100	4,545
Box Inc., September Strike Price $19.00, Expires 9/17/21	99	9,900	4,950
Box Inc., September Strike Price $20.00, Expires 9/17/21	24	2,400	1,680
Chicago Board Options Exchange Volatility Index, June Strike Price $23.00, Expires 6/16/21	215	21,500	109,005
Chicago Board Options Exchange Volatility Index, June Strike Price $24.00, Expires 6/16/21	395	39,500	235,420

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of Contracts	Notional Amount#	Value
	Options Purchased (continued)
	Puts – Exchange-Traded (continued)
	Chicago Board Options Exchange Volatility Index, July Strike Price $24.00, Expires 7/21/21	186	18,600	$106,020
	Cinemark Holdings Inc., January Strike Price $10.00, Expires 1/21/22	75	7,500	1,500
	Envestnet Inc., June Strike Price $65.00, Expires 6/18/21	10	1,000	275
	Expedia Group Inc., June Strike Price $165.00, Expires 6/18/21	11	1,100	1,705
	The GEO Group Inc., January Strike Price $5.00, Expires 1/21/22	75	7,500	7,125
	GOL Linhas Aereas Inteligentes SA, October Strike Price $4.00, Expires 10/15/21	66	6,600	660
	Hewlett Packard Enterprise Co., November Strike Price $14.00, Expires 11/19/21	98	9,800	6,370
	HP Inc., November Strike Price $30.00, Expires 11/19/21	45	4,500	13,050
	Invesco QQQ Trust Series 1, June Strike Price $311.00, Expires 6/18/21	348	34,800	36,540
	LendingTree Inc., June Strike Price $175.00, Expires 6/18/21	2	200	375
	The Marcus Corp., December Strike Price $10.00, Expires 12/17/21	37	3,700	1,202
	PLBY Group Inc., June Strike Price $35.00, Expires 6/18/21	244	24,400	20,008
	S&P 500 Index, June Strike Price $3,900.00, Expires 6/18/21	43	4,300	32,250
	S&P 500 Index, September Strike Price $4,000.00, Expires 9/17/21	7	700	61,390
	SmileDirectClub Inc., June Strike Price $7.00, Expires 6/18/21	46	4,600	368
	Splunk Inc., June Strike Price $105.00, Expires 6/18/21	4	400	476
	Splunk Inc., June Strike Price $110.00, Expires 6/18/21	4	400	804

				665,317

	Puts – Over-the-Counter 0.0%†
	Air France-KLM, Counterparty BOFA, June Strike Price 4.00 EUR, Expires 6/18/21	51	5,100	187
	Air France-KLM, Counterparty BOFA, September Strike Price 4.00 EUR, Expires 9/17/21	292	29,200	7,499
	B&G Foods Inc., Counterparty GSCO, August Strike Price $25.00, Expires 8/20/21	93	9,300	3,255
	Freshpet Inc., Counterparty GSCO, August Strike Price $170.00, Expires 8/20/21	7	700	6,790
	MSCI EAFE Index, Counterparty CITI, June Strike Price $2,322.00, Expires 6/07/21	2,508	5,016	23,957
	Nikkei 225 Index, Counterparty JPHQ, June Strike Price 29,237.00 JPY, Expires 6/10/21	16,352	32,704	82,662
	Swiss Market Index, Counterparty CITI, June Strike Price 11,318.00 CHF, Expires 6/25/21	474	474	61,301

				185,651

	Total Options Purchased (Cost $2,533,198)			1,673,394

	Total Investments before Short Term Investments (Cost $824,770,132)			1,002,974,232

		Country	Shares
	Short Term Investments 23.0%
	Money Market Funds 21.7%
v,w	Dreyfus Government Cash Management, Institutional, 0.03%	United States	28,432,809	28,432,809
v	Fidelity Investments Money Market Government Portfolio, Institutional, 0.01%	United States	256,738,684	256,738,684

	Total Money Market Funds (Cost $285,171,493)			285,171,493

58	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
x	Investments from Cash Collateral Received for Loaned Securities 0.4%
	Money Market Funds 0.3%
v,y	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	3,305,000	$3,305,000

			Principal Amount*
	Repurchase Agreements 0.1%
z	Joint Repurchase Agreement, 0.00%, 6/01/21 (Maturity Value $908,117)	United States	908,116	908,116
	J.P. Morgan Securities LLC Collateralized by U.S. Government Agency Obligations, 8/05/21 (valued at $926,281)

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $4,213,116)			4,213,116

	U.S. Government and Agency Securities 0.9%
aa	Federal Home Loan Bank Discount Notes, zero cpn., 6/01/21	United States	1,460,000	1,460,000
aa	U.S. Treasury Bill, zero cpn., 7/15/21	United States	1,790,000	1,789,989
	9/09/21	United States	910,000	909,981
	10/07/21	United States	405,000	404,984
	10/14/21	United States	7,000,000	6,999,672
	11/04/21	United States	435,000	434,971

	Total U.S. Government and Agency Securities (Cost $11,998,487)			11,999,597

	Total Investments (Cost $1,126,153,228) 99.3%			$1,304,358,438
	Options Written (0.0)%†			(364,763)
	Securities Sold Short (18.5)%			(243,198,825)
	Other Assets, less Liabilities 19.2%			253,299,817

	Net Assets 100.0%			$1,314,094,667

		Number of Contracts	Notional Amount#
bb	Options Written (0.0)%†
	Calls – Exchange-Traded (0.0)%†
	Abbott Laboratories, June Strike Price $130.00, Expires 6/18/21	1	100	(5)
	Accenture PLC, June Strike Price $300.00, Expires 6/18/21	1	100	(28)
	Activision Blizzard Inc., June Strike Price $105.00, Expires 6/18/21	4	400	(100)
	Ajax I, August Strike Price $25.00, Expires 8/20/21	163	16,300	(815)
	Altria Group Inc., June Strike Price $55.00, Expires 6/18/21	6	600	(18)
	American Tower Corp., June Strike Price $260.00, Expires 6/18/21	1	100	(260)
	Anthem Inc., June Strike Price $400.00, Expires 6/18/21	1	100	(600)
	Apple Inc., June Strike Price $145.00, Expires 6/18/21	1	100	(6)
	Applied Materials Inc., June Strike Price $150.00, Expires 6/18/21	3	300	(255)
	Artisan Partners Asset Management Inc., June Strike Price $59.69, Expires 6/18/21	7	700	(14)
	At Home Group Inc., September Strike Price $36.00, Expires 9/17/21	22	2,200	(6,490)
	Avis Budget Group Inc., January Strike Price $100.00, Expires 1/21/22	13	1,300	(14,235)
	Avis Budget Group Inc., January Strike Price $100.00, Expires 1/20/23	13	1,300	(27,300)
	Bally’s Corp., August Strike Price $75.00, Expires 8/20/21	81	8,100	(9,720)
	The Blackstone Group Inc., June Strike Price $85.00, Expires 6/18/21	4	400	(3,192)
	Box Inc., September Strike Price $24.00, Expires 9/17/21	50	5,000	(9,350)
	Box Inc., September Strike Price $26.00, Expires 9/17/21	99	9,900	(10,890)
	Box Inc., September Strike Price $27.00, Expires 9/17/21	75	7,500	(6,000)
	Bristol-Myers Squibb Co., June Strike Price $70.00, Expires 6/18/21	5	500	(45)

franklintempleton.com	Annual Report	59

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of Contracts	Notional Amount#	Value
bb	Options Written† (continued)
	Calls – Exchange-Traded† (continued)
	Casino Guichard Perrachon SA, June Strike Price 33.00 EUR, Expires 6/18/21	44	4,400	$(54)
	Caterpillar Inc., June Strike Price $250.00, Expires 6/18/21	1	100	(197)
	The Charles Schwab Corp., June Strike Price $70.00, Expires 6/18/21	4	400	(1,800)
	Chevron Corp., June Strike Price $110.00, Expires 6/18/21	2	200	(86)
	Cisco Systems Inc., June Strike Price $55.00, Expires 6/18/21	9	900	(162)
	Citigroup Inc., June Strike Price $80.00, Expires 6/18/21	5	500	(575)
	Citizens Financial Group Inc., June Strike Price $47.50, Expires 6/18/21	6	600	(1,644)
	The Coca-Cola Co., June Strike Price $55.00, Expires 6/18/21	5	500	(395)
	ConocoPhillips, June Strike Price $55.00, Expires 6/18/21	5	500	(970)
	Deere & Co., June Strike Price $410.00, Expires 6/18/21	1	100	(38)
	Enterprise Products Partners LP, June Strike Price $24.00, Expires 6/18/21	12	1,200	(312)
	Expedia Group Inc., July Strike Price $200.00, Expires 7/16/21	14	1,400	(2,772)
	Exxon Mobil Corp., June Strike Price $62.50, Expires 6/18/21	6	600	(174)
	Fidelity National Financial Inc., June Strike Price $48.00, Expires 6/18/21	4	400	(136)
	Financial Select Sector SPDR Fund, June Strike Price $40.00, Expires 6/18/21	395	39,500	(2,765)
	Fox Corp., June Strike Price $43.00, Expires 6/18/21	10	1,000	(180)
	Gilead Sciences Inc., June Strike Price $72.50, Expires 6/18/21	4	400	(44)
	The Home Depot Inc., June Strike Price $345.00, Expires 6/18/21	1	100	(26)
	JPMorgan Chase & Co., June Strike Price $160.00, Expires 6/18/21	1	100	(580)
	Kansas City Southern, June Strike Price $310.00, Expires 6/18/21	15	1,500	(1,335)
	Lennar Corp., June Strike Price $115.00, Expires 6/18/21	3	300	(63)
	Lowe’s Cos. Inc., June Strike Price $220.00, Expires 6/18/21	1	100	(3)
	Mastercard Inc., June Strike Price $420.00, Expires 6/18/21	1	100	(15)
	Microsoft Corp., June Strike Price $280.00, Expires 6/18/21	1	100	(10)
	Morgan Stanley, June Strike Price $85.00, Expires 6/18/21	4	400	(2,520)
	Newmont Corp., June Strike Price $70.00, Expires 6/18/21	5	500	(1,875)
	Nike Inc., June Strike Price $145.00, Expires 6/18/21	2	200	(82)
	Oracle Corp., June Strike Price $85.00, Expires 6/18/21	3	300	(87)
	Pfizer Inc., June Strike Price $41.00, Expires 6/18/21	11	1,100	(99)
	Philip Morris International Inc., June Strike Price $97.50, Expires 6/18/21	2	200	(210)
	The Procter & Gamble Co.., June Strike Price $145.00, Expires 6/18/21	1	100	(8)
	Proofpoint Inc., August Strike Price $180.00, Expires 8/20/21	9	900	(252)
	QUALCOMM Inc., June Strike Price $160.00, Expires 6/18/21	2	200	(12)
	Social Capital Hedosophia Holdings Corp. IV, July Strike Price $25.00, Expires 7/16/21	102	10,200	(510)
	Social Capital Hedosophia Holdings Corp. VI, July Strike Price $30.00, Expires 7/16/21	102	10,200	(204)
	Target Corp., June Strike Price $230.00, Expires 6/18/21	1	100	(267)
	Texas Instruments Inc., June Strike Price $200.00, Expires 6/18/21	1	100	(76)
	Truist Financial Corp., June Strike Price $62.50, Expires 6/18/21	6	600	(540)
	Tyson Foods Inc., June Strike Price $85.00, Expires 6/18/21	4	400	(48)
	Walmart Inc., June Strike Price $150.00, Expires 6/18/21	3	300	(51)

				(110,500)

	Puts – Exchange-Traded (0.0)%†
	Ajax I, August Strike Price $12.50, Expires 8/20/21	163	16,300	(46,455)
	Avaya Holdings Corp., July Strike Price $27.00, Expires 7/16/21	44	4,400	(4,620)
	Callaway Golf Co., November Strike Price $26.00, Expires 11/19/21	67	6,700	(5,360)
	Energy Transfer LP, January Strike Price $8.00, Expires 1/21/22	349	34,900	(16,752)
	Kansas City Southern, September Strike Price $280.00, Expires 9/17/21	30	3,000	(23,100)
	Nikola Corp., January Strike Price $7.50, Expires 1/21/22	67	6,700	(7,772)

60	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Number of Contracts	Notional Amount#	Value
bb	Options Written† (continued)
	Puts – Exchange-Traded† (continued)
	S&P 500 Index, August Strike Price $3,300.00, Expires 8/20/21	43	4,300	$(56,330)
	S&P 500 Index, September Strike Price $3,600.00, Expires 9/17/21	7	700	(26,614)
	Social Capital Hedosophia Holdings Corp. IV, July Strike Price $12.50, Expires 7/16/21	102	10,200	(21,930)
	Social Capital Hedosophia Holdings Corp. VI, July Strike Price $12.50, Expires 7/16/21	102	10,200	(25,500)
	Vishay Intertechnology Inc., June Strike Price $25.00, Expires 6/18/21	22	2,200	(2,860)
	Vodafone Group PLC, July Strike Price 1.10 GBP, Expires 7/16/21	212	212,000	(2,259)
	Vodafone Group PLC, September Strike Price 1.20 GBP, Expires 9/17/21	218	218,000	(14,711)

				(254,263)

	Total Options Written (Premiums Received $534,405)			(364,763)

		Country	Shares
cc	Securities Sold Short (18.5)%
	Common Stocks (8.9)%
	Aerospace & Defense (0.1)%
	Kaman Corp.	United States	9,531	(512,959)
	Parsons Corp.	United States	15,102	(598,190)

				(1,111,149)

	Air Freight & Logistics (0.2)%
	Air Transport Services Group Inc.	United States	22,358	(555,373)
	Atlas Air Worldwide Holdings Inc.	United States	23,125	(1,732,756)

				(2,288,129)

	Airlines (0.1)%
	American Airlines Group Inc.	United States	67,149	(1,627,692)
	GOL Linhas Aereas Inteligentes SA, ADR	Brazil	22,321	(228,567)
	GOL Linhas Aereas Inteligentes SA, Contingent Value, rts., 6/5/21	Brazil	1,458	(525)

				(1,856,784)

	Auto Components (0.1)%
	LCI Industries	United States	1,652	(246,230)
	Patrick Industries Inc.	United States	11,211	(960,783)

				(1,207,013)

	Automobiles (0.2)%
	Li Auto Inc., ADR	China	24,888	(579,890)
	NIO Inc., ADR	China	15,852	(612,204)
	Tesla Inc.	United States	1,308	(817,788)

				(2,009,882)

	Banks (0.0)%†
	Hope Bancorp Inc.	United States	14,632	(223,870)

	Biotechnology (0.4)%
	Avid Bioservices Inc.	United States	19,445	(413,789)
	BioMarin Pharmaceutical Inc.	United States	463	(35,790)
	Bridgebio Pharma Inc.	United States	6,063	(358,930)
	Coherus Biosciences Inc.	United States	32,793	(431,556)
	Dynavax Technologies Corp.	United States	68,861	(564,660)
	Flexion Therapeutics Inc.	United States	18,024	(150,861)
	Gossamer Bio Inc.	United States	39,093	(331,118)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
cc	Securities Sold Short (continued)
	Common Stocks (continued)
	Biotechnology (continued)
	Insmed Inc.	United States	13,603	$(334,634)
	Ironwood Pharmaceuticals Inc., A	United States	59,953	(693,656)
	Kadmon Holdings Inc.	United States	45,895	(176,237)
	Karyopharm Therapeutics Inc.	United States	51,375	(476,760)
	Ligand Pharmaceuticals Inc.	United States	1,648	(193,970)
	Mannkind Corp.	United States	171,839	(759,528)
	Pharming Group NV	Netherlands	116,994	(143,772)

				(5,065,261)

	Capital Markets (0.5)%
	S&P Global Inc.	United States	15,955	(6,054,444)

	Commercial Services & Supplies (0.0)%†
	Herman Miller Inc.	United States	10,163	(485,791)

	Consumer Finance (0.3)%
	Encore Capital Group Inc.	United States	48,490	(2,244,602)
	EZCORP Inc., A	United States	66,267	(487,062)
	LendingTree Inc.	United States	1,063	(218,181)
	PRA Group Inc.	United States	14,612	(568,845)

				(3,518,690)

	Diversified Consumer Services (0.0)%†
	Stride Inc.	United States	11,892	(319,657)

	Electric Utilities (0.2)%
e	Orsted As, 144A	Denmark	5,093	(772,327)
	The Southern Co.	United States	11,518	(736,231)
	Terna Rete Elettrica Nazionale SpA	Italy	97,630	(746,262)

				(2,254,820)

	Electronic Equipment, Instruments & Components (0.1)%
	II-VI Inc.	United States	6,351	(427,867)
	OSI Systems Inc.	United States	4,533	(436,800)
	Vishay Intertechnology Inc.	United States	16,438	(395,662)

				(1,260,329)

	Energy Equipment & Services (0.1)%
	Helix Energy Solutions Group Inc.	United States	162,267	(848,656)
	Oil States International Inc.	United States	13,483	(86,696)

				(935,352)

	Entertainment (0.3)%
	Cinemark Holdings Inc.	United States	83,441	(1,890,773)
	Live Nation Entertainment Inc.	United States	10,948	(986,524)
	The Marcus Corp.	United States	54,515	(1,150,812)
	Spotify Technology SA	United States	42	(10,146)

				(4,038,255)

	Equity Real Estate Investment Trusts (REITs) (0.3)%
	Braemar Hotels & Resorts Inc.	United States	30,253	(186,056)
	The GEO Group Inc.	United States	59,317	(307,855)
	Innovative Industrial Properties Inc., A	United States	9,807	(1,767,516)
	Pebblebrook Hotel Trust	United States	22,134	(494,695)
	Summit Hotel Properties Inc.	United States	58,662	(563,742)

				(3,319,864)

	Food & Staples Retailing (0.0)%†
e	The Chefs’ Warehouse Inc., 144A	United States	21,715	(667,953)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
cc	Securities Sold Short (continued)
	Common Stocks (continued)
	Food Products (0.0)%†
	Beyond Meat Inc.	United States	3,086	$(448,766)

	Health Care Equipment & Supplies (0.3)%
	Cryoport Inc.	United States	20,756	(1,160,676)
	Cutera Inc.	United States	14,958	(574,088)
	Invacare Corp.	United States	18,501	(148,008)
	Mesa Laboratories Inc.	United States	1,047	(257,625)
	NuVasive Inc.	United States	10,657	(726,807)
	SmileDirectClub Inc., A	United States	54,549	(447,847)
	Varex Imaging Corp.	United States	44,036	(1,104,863)

				(4,419,914)

	Health Care Providers & Services (0.1)%
	1Life Healthcare Inc.	United States	10,712	(396,344)
	Accolade Inc.	United States	4,576	(231,042)
	PetIQ Inc., A	United States	31,890	(1,310,679)

				(1,938,065)

	Health Care Technology (0.0)%†
	Tabula Rasa HealthCare Inc.	United States	5,201	(224,735)

	Hotels, Restaurants & Leisure (0.2)%
	Draftkings Inc., A	United States	7,117	(355,494)
	Marriott Vacations Worldwide Corp.	United States	5,100	(878,679)
	Royal Caribbean Cruises Ltd.	United States	10,402	(970,195)

				(2,204,368)

	Independent Power & Renewable Electricity Producers (0.1)%
	Sunnova Energy International Inc.	United States	25,389	(741,359)

	Industrial Conglomerates (0.0)%†
	3M Co.	United States	2,319	(470,850)

	Insurance (0.8)%
	Aon PLC, A	United States	42,807	(10,846,010)

	Internet & Direct Marketing Retail (0.5)%
e	Delivery Hero SE, 144A	Germany	4,847	(667,012)
	Expedia Group Inc.	United States	570	(100,862)
	Fiverr International Ltd.	Israel	2,395	(491,717)
	Groupon Inc., A	United States	10,414	(492,062)
e	Takeaway.com NV, 144A	Netherlands	48,752	(4,426,662)
	Wayfair Inc., A	United States	1,565	(479,735)

				(6,658,050)

	IT Services (0.1)%
	Afterpay Ltd.	Australia	573	(40,887)
	Akamai Technologies Inc.	United States	1,504	(171,772)
	CSG Systems International Inc.	United States	2,040	(89,842)
	Fastly Inc., A	United States	4,315	(203,625)
	i3 Verticals Inc., A	United States	15,943	(495,349)

				(1,001,475)

	Life Sciences Tools & Services (0.2)%
	ICON PLC	Ireland	11,215	(2,509,468)

	Machinery (0.0)%†
	The Greenbrier Cos. Inc.	United States	14,032	(623,161)
	John Bean Technologies Corp.	United States	319	(45,946)

				(669,107)

franklintempleton.com	Annual Report	63

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
cc	Securities Sold Short (continued)
	Common Stocks (continued)
	Media (0.4)%
	Charter Communications Inc., A	United States	1,028	$(713,977)
	Dish Network Corp., A	United States	8,458	(368,092)
	Liberty Media Corp., C	United States	19,932	(889,964)
	Liberty Media Group, A	United States	1,106	(44,284)
	Liberty SiriusXM Group	United States	19,428	(848,226)
	Magnite Inc.	United States	12,917	(383,635)
	Sirius XM Holdings Inc.	United States	119,749	(748,431)
	Techtarget Inc.	United States	9,273	(651,985)

				(4,648,594)

	Metals & Mining (0.1)%
	Century Aluminum Co.	United States	13,110	(178,427)
	Ivanhoe Mines Ltd., A	Canada	47,207	(347,697)
	MP Materials Corp.	United States	14,550	(408,564)
	Pretium Resources Inc.	Canada	17,531	(199,854)

				(1,134,542)

	Mortgage Real Estate Investment Trusts (REITs) (0.2)%
	Arbor Realty Trust Inc.	United States	62,301	(1,136,370)
	PennyMac Mortgage Investment Trust	United States	31,631	(619,968)
	Redwood Trust Inc.	United States	10,892	(121,228)
	Two Harbors Investment Corp.	United States	30,500	(219,295)

				(2,096,861)

	Personal Products (0.0)%†
	Herbalife Nutrition Ltd.	United States	12,119	(637,096)

	Pharmaceuticals (0.7)%
	Aerie Pharmaceuticals Inc.	United States	23,803	(387,751)
	AstraZeneca PLC, ADR	United Kingdom	86,982	(4,937,968)
	Avadel Pharmaceuticals PLC, ADR	United States	52,572	(404,279)
	Canopy Growth Corp.	Canada	11,775	(295,106)
	Collegium Pharmaceutical Inc.	United States	21,055	(503,004)
	Innoviva Inc.	United States	25,353	(340,998)
	Jazz Pharmaceuticals PLC	United States	1,577	(280,911)
	Omeros Corp.	United States	53,636	(814,731)
	Revance Therapeutics Inc.	United States	28,311	(838,289)
	Zogenix Inc.	United States	31,466	(552,228)

				(9,355,265)

	Real Estate Management & Development (0.0)%†
	Realogy Holdings Corp.	United States	6,117	(108,332)
	Tricon Residential Inc., Common Subscription Receipt	Canada	23,058	(247,964)

				(356,296)

	Road & Rail (0.1)%
	Canadian National Railway Co.	Canada	1,368	(153,996)
	Norfolk Southern Corp.	United States	2,637	(740,733)
	TFI International Inc.	Canada	8,142	(782,900)

				(1,677,629)

	Semiconductors & Semiconductor Equipment (1.1)%
	Advanced Micro Devices Inc.	United States	54,315	(4,349,545)
	ams AG	Austria	15,873	(312,869)
	Analog Devices Inc.	United States	44,772	(7,369,471)
	First Solar Inc.	United States	9,926	(755,468)
	Impinj Inc.	United States	17,544	(913,165)
	Rambus Inc.	United States	24,354	(476,364)

64	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Shares	Value
cc	Securities Sold Short (continued)
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
	Sunpower Corp., A	United States	27,079	$(633,378)

				(14,810,260)

	Software (0.9)%
	Alteryx Inc., A	United States	1,839	(143,019)
	Avaya Holdings Corp.	United States	34,704	(995,311)
	Bentley Systems Inc., B	United States	19,730	(1,131,713)
	Coupa Software Inc.	United States	709	(168,884)
	CyberArk Software Ltd.	United States	2,359	(298,508)
	Dye & Durham Ltd.	Canada	4,773	(190,762)
	Envestnet Inc.	United States	2,441	(175,679)
	Fubotv Inc.	United States	13,530	(321,202)
	Kaleyra Inc.	Italy	3,358	(40,800)
	LivePerson Inc.	United States	11,714	(643,684)
	Microstrategy Inc., A	United States	723	(339,810)
	Mitek Systems Inc.	United States	26,017	(441,248)
	Nuance Communications Inc.	United States	39,633	(2,096,586)
	Nutanix Inc., A	United States	6,689	(210,770)
	PROS Holdings Inc.	United States	18,264	(810,374)
	Rapid7 Inc.	United States	6,517	(545,147)
	Salesforce.com Inc.	United States	9,754	(2,322,427)
	Splunk Inc.	United States	1,268	(153,681)
	VMware Inc., A	United States	5,120	(808,397)

				(11,838,002)

	Specialty Retail (0.1)%
	Guess? Inc.	United States	31,326	(920,045)
	Shift Technologies Inc.	United States	35,840	(253,747)

				(1,173,792)

	Technology Hardware, Storage & Peripherals (0.0)%†
	Pure Storage Inc., A	United States	14,493	(276,092)

	Tobacco (0.1)%
	Turning Point Brands Inc.	United States	18,120	(774,992)

	Total Common Stocks (Proceeds $113,602,565)			(117,528,831)

	Exchange Traded Funds (8.5)%
	Health Care Select Sector SPDR Fund	United States	84,135	(10,399,086)
	Invesco QQQ Series 1 ETF	United States	2,498	(834,157)
	iShares Nasdaq Biotechnology ETF	United States	57,109	(8,677,712)
	iShares North American Tech-Software ETF	United States	47,672	(17,109,481)
	iShares Russell 2000 Growth ETF	United States	75,343	(22,462,762)
	iShares Russell Mid-Cap Growth ETF	United States	65,491	(6,947,285)
	SPDR S&P 500 ETF Trust	United States	107,014	(44,950,161)

	Total Exchange Traded Funds (Proceeds $106,099,820)			(111,380,644)

			Principal Amount*

	Corporate Bonds and Notes (0.9)%
	Aerospace & Defense (0.0)%†
e	Spirit Aerosystems Inc., secured note, 144A, 7.50%, 4/15/25	United States	273,000	(292,451)
	Triumph Group Inc., senior note, 5.25%, 6/01/22	United States	374,000	(374,608)

				(667,059)

franklintempleton.com	Annual Report	65

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
cc	Securities Sold Short (continued)
	Corporate Bonds and Notes (continued)
	Airlines (0.1)%
e	American Airlines Inc., senior secured note, 144A, 11.75%, 7/15/25	United States	994,000		$(1,250,233)

	Auto Components (0.1)%
	American Axle & Manufacturing Inc., senior note, 6.50%, 4/01/27	United States	150,000		(159,422)
	6.875%, 7/01/28	United States	300,000		(325,906)
g	ZF Europe Finance BV, senior bond, Reg S, 3.00%, 10/23/29	Germany	200,000	EUR	(254,569)

					(739,897)

	Communications Equipment (0.0)%†
e	Entercom Media Corp., secured note, 144A, 6.50%, 5/01/27	United States	495,000		(506,274)

	Construction & Engineering (0.1)%
e	Tutor Perini Corp., senior note, 144A, 6.875%, 5/01/25	United States	646,000		(669,563)

	Diversified Consumer Services (0.1)%
e	MPH Acquisition Holdings LLC, senior note, 144A, 5.75%, 11/01/28	United States	774,000		(771,272)

	Diversified Financial Services (0.2)%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, senior bond, 3.65%, 7/21/27	Ireland	2,073,000		(2,204,047)
	senior note, 4.625%, 10/15/27	Ireland	73,000		(80,796)

					(2,284,843)

	Diversified Telecommunication Services (0.0)%†
g	DKT Finance ApS, senior secured note, Reg S, 7.00%, 6/17/23	Denmark	358,000	EUR	(446,536)

	Equity Real Estate Investment Trusts (REITs) (0.1)%
	The GEO Group Inc., senior bond, 5.875%, 10/15/24	United States	144,000		(105,278)
	senior note, 6.00%, 4/15/26	United States	37,000		(22,292)
e	Iron Mountain Inc., senior bond, 144A, 5.25%, 3/15/28	United States	408,000		(426,958)
	Simon Property Group LP, senior bond, 2.65%, 7/15/30	United States	350,000		(355,165)

					(909,693)

	Food & Staples Retailing (0.2)%
g	Casino Guichard Perrachon SA, senior note, Reg S, 5.25%, 4/15/27	France	149,000	EUR	(184,482)
	Koninklijke Ahold Delhaize NV, senior bond, 5.70%, 10/01/40	Netherlands	603,000		(800,592)
	The Kroger Co., senior bond, 5.40%, 1/15/49	United States	241,000		(314,685)
	3.95%, 1/15/50	United States	15,000		(16,298)
e	SEG Holding LLC / SEG Finance Corp., senior secured note, 144A, 5.625%, 10/15/28	United States	473,000		(495,822)
g	Sigma Holdco BV, senior note, Reg S, 5.75%, 5/15/26	Netherlands	200,000	EUR	(235,704)
e	Sigma Holdco BV, senior note, 144A, 7.875%, 5/15/26	Netherlands	200,000		(202,751)
e	United Natural Foods Inc., senior note, 144A, 6.75%, 10/15/28	United States	118,000		(126,551)

					(2,376,885)

	Food Products (0.0)%†
	B&G Foods Inc., senior note, 5.25%, 9/15/27	United States	361,000		(373,184)

	Oil, Gas & Consumable Fuels (0.0)%†
	Apache Corp., senior bond, 4.375%, 10/15/28	United States	84,000		(86,289)
	PDC Energy Inc., senior note, 5.75%, 5/15/26	United States	170,000		(177,652)
e	SM Energy Co., secured note, 144A, 10.00%, 1/15/25	United States	172,000		(195,151)

					(459,092)

66	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

		Country	Principal Amount*		Value
cc	Securities Sold Short (continued)
	Corporate Bonds and Notes (continued)
	Specialty Retail (0.0)%†
g	Stonegate Pub Co. Financing 2019 PLC, senior secured note, Reg S, 8.25%, 7/31/25	United Kingdom	300,000	GBP	$(449,517)

	Total Corporate Bonds and Notes (Proceeds $11,124,445)				(11,904,048)

	Foreign Government and Agency Securities (Proceeds $49,822) (0.0)%†
e,g	Government of Italy, senior bond, 144A, Reg S, 5.00%, 3/01/25	Italy	36,000	EUR	(52,367)

	U.S. Government and Agency Securities (0.2)%
	U.S. Treasury Bond, 1.375%, 8/15/50	United States	1,049,000		(841,064)
	U.S. Treasury Note, 0.875%, 11/15/30	United States	472,000		(443,237)
	1.125%, 2/15/31	United States	1,095,000		(1,048,634)

	Total U.S. Government and Agency Securities (Proceeds $2,515,429)				(2,332,935)

	Total Securities Sold Short (Proceeds $233,392,081)				$(243,198,825)

† Rounds to less than 0.1% of net assets.

* The principal amount is stated in U.S. dollars unless otherwise indicated.

# Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

a Non-income producing.

b A portion or all of the security is held in connection with written option contracts open at period end.

c Fair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

d A portion or all of the security is on loan at May 31, 2021. See Note 1(j).

e Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. At May 31, 2021, the net value of these securities was $199,533,207, representing 15.2% of net assets.

f A portion or all of the security has been segregated as collateral for securities sold short, open swap contracts, open forward exchange contracts, open futures contracts and/or open written option contracts. At May 31, 2021, the aggregate value of these securities and/or cash pledged amounted to $227,686,926, representing 17.3% of net assets.

g Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At May 31, 2021, the net value of these securities was $70,562,214, representing 5.4% of net assets.

h Perpetual security with no stated maturity date.

i The coupon rate shown represents the rate at period end.

j Securities denominated in Argentine Peso have been designated as Level 3 investments. See Note 13 regarding fair value measurements.

k See Note 1(g) regarding loan participation notes.

l Income may be received in additional securities and/or cash.

m A portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

n Principal amount is stated in 100 Mexican Peso Units.

o See Note 7 regarding defaulted securities.

p See Note 1(l) regarding senior floating rate interests.

q See Note 10 regarding unfunded loan commitments.

r See Note 1(h) regarding credit-linked notes.

s A supranational organization is an entity formed by two or more central governments through international treaties.

t The coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

u Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

v The rate shown is the annualized seven-day effective yield at period end.

w A portion or all of the security is owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(k).

x See Note 1(j) regarding securities on loan.

y See Note 3(f) regarding investments in affiliated management investment companies.

z See Note 1(c) regarding joint repurchase agreement.

aa The security was issued on a discount basis with no stated coupon rate.

bb See Note 1(e) regarding written options.

cc See Note 1(i) regarding securities sold short.

franklintempleton.com	Annual Report	67

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2021, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts[a]
Aluminum	Long	18	$1,110,042	6/14/21	$208,625
Aluminum	Short	18	1,110,042	6/14/21	(30,747)
Aluminum	Long	15	932,719	9/13/21	(7,367)
Brent Crude Oil	Long	18	1,236,960	6/30/21	15,283
Cocoa	Short	6	137,836	7/15/21	1,262
Coffee	Long	11	669,694	7/20/21	92,368
Copper	Long	17	4,356,569	6/14/21	699,175
Copper	Short	17	4,356,569	6/14/21	(237,864)
Copper	Long	9	2,309,344	9/13/21	1,166
Copper	Short	10	2,565,937	9/13/21	(56,937)
Corn	Long	29	952,287	7/14/21	120,571
Cotton	Short	6	246,360	7/08/21	1,008
Crude Oil	Long	14	928,480	6/22/21	27,539
Gasoline	Long	18	1,615,496	6/30/21	30,717
Gold 100 Oz	Long	9	1,714,770	8/27/21	4,040
Hard Red Winter Wheat	Long	16	490,600	7/14/21	(35,156)
Low Sulphur Gas Oil	Long	9	510,525	7/12/21	8,886
Natural Gas	Short	3	89,580	6/28/21	3,553
NY Harbor	Long	16	1,369,738	6/30/21	691
Silver	Long	13	1,820,910	7/28/21	122,790
Soybean Meal	Long	9	355,950	7/14/21	(7,405)
Soybean Oil	Long	11	434,214	7/14/21	86,442
Soybeans	Long	17	1,300,925	7/14/21	116,929
Sugar	Long	25	486,080	6/30/21	48,515
Wheat	Long	13	431,275	7/14/21	9,865
Zinc	Long	13	989,479	6/14/21	122,712
Zinc	Short	13	989,479	6/14/21	(45,218)
Zinc	Long	9	689,456	9/13/21	20,506

					1,321,949

Currency Contracts[a]
U.S. Dollar Index	Short	5	449,965	6/14/21	70

Equity Contracts
CAC 40 10 Euro Index[a]	Long	8	633,094	6/18/21	6,235
CBOE Volatility Index	Long	5	104,254	7/21/21	(9,001)
CBOE Volatility Index	Long	5	109,126	8/18/21	(9,460)
CBOE Volatility Index	Long	14	317,276	9/15/21	(17,537)
CBOE Volatility Index	Long	26	604,919	10/20/21	(28,031)
CBOE Volatility Index	Long	12	280,800	11/17/21	(11,807)
DAX Index[a]	Long	5	2,371,106	6/18/21	45,588
DJ EURO STOXX 50 Index[a]	Long	72	3,579,917	6/18/21	121,005
DJ EURO STOXX 50 Index	Short	625	31,075,667	6/18/21	(1,970,368)
DJIA Mini E-CBOT Index[a]	Long	17	2,933,605	6/18/21	83,991
E-Mini Russell 2000[a]	Long	14	1,588,020	6/18/21	49,072
FTSE 100 Index[a]	Long	28	2,793,922	6/18/21	55,096
FTSE 100 Index	Short	67	6,685,455	6/18/21	(229,562)
FTSE China A50 Index	Long	130	2,370,420	6/29/21	23,149
FTSE/MIB Index	Short	3	461,650	6/18/21	(20,847)
Hang Seng Index[a]	Long	17	3,174,420	6/29/21	28,055
Mini TOPIX Index	Long	137	2,437,446	6/10/21	88,265
NASDAQ 100 E-Mini Index[a]	Long	7	1,916,110	6/18/21	100,301
NASDAQ 100 E-Mini Index	Short	10	2,737,300	6/18/21	1,806
Nikkei 225 Index[a]	Long	7	1,861,723	6/10/21	38,941

68	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Futures Contracts (continued)

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts (continued)
S&P 500 E-Mini Index[a]	Long	13	$2,731,560	6/18/21	$75,109
S&P 500 E-Mini Index	Short	71	14,918,520	6/18/21	(665,162)
STOXX 600 Banks Index	Short	118	1,012,960	6/18/21	(86,165)
STOXX Europe 600	Short	12	329,289	6/18/21	(5,499)
TOPIX Index[a]	Long	13	2,312,905	6/10/21	62,567
VSTOXX	Long	8	18,196	6/16/21	(21)
VSTOXX	Long	13	31,238	7/21/21	(2,614)
VSTOXX	Long	5	12,381	8/18/21	(601)

					(2,277,495)

Interest Rate Contracts
3 Month EURIBOR[a]	Long	127	39,021,546	6/13/22	(11,957)
10 Yr. Mini JGB[a]	Short	6	830,048	6/11/21	140
90 Day Eurodollar	Short	35	8,734,688	12/13/21	468
90 Day Eurodollar[a]	Long	263	65,618,500	6/13/22	28,281
90 Day Eurodollar	Short	40	9,980,000	6/13/22	(2,842)
90 Day Eurodollar	Long	35	8,716,313	12/19/22	(162)
90 Day Eurodollar	Long	40	9,942,000	6/19/23	3,689
90 Day Sterling[a]	Short	197	34,892,046	6/15/22	13,251
Australian 10 Yr. Bond[a]	Short	48	5,209,851	6/15/21	(24,802)
Canadian 10 Yr. Bond[a]	Short	47	5,617,026	9/21/21	3,161
Euro-BOBL[a]	Short	60	9,886,006	6/08/21	(8,071)
Euro-Bund[a]	Short	70	14,546,775	6/08/21	(67,392)
Euro-SCHATZ[a]	Long	108	14,797,533	6/08/21	(5,249)
Long Gilt[a]	Short	25	4,519,604	9/28/21	(2,278)
U.S. Treasury 2 Yr. Note[a]	Long	154	33,993,094	9/30/21	8,906
U.S. Treasury 5 Yr. Note[a]	Short	99	12,261,305	9/30/21	(11,706)
U.S. Treasury 10 Yr. Note[a]	Short	96	12,666,000	9/21/21	(14,132)
U.S. Treasury 10 Yr. Ultra	Short	68	9,856,812	9/21/21	1,755
U.S. Treasury Long Bond[a]	Short	106	16,592,312	9/21/21	1,926
U.S. Treasury Ultra Bond	Short	74	13,708,500	9/21/21	(49,627)

					(136,641)

Total Futures Contracts					$(1,092,117)

*As of period end.

aA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(k).

At May 31, 2021, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Brazilian Real	BOFA	Buy	1,192,000	224,482		6/02/21	$4,234	$—
Brazilian Real	BOFA	Sell	1,192,000	209,689		6/02/21	—	(19,027)
Chinese Yuan	MSCO	Buy	9,930,757	1,550,000		6/15/21	8,440	—
Chinese Yuan	MSCO	Sell	21,152,430	3,220,729		6/15/21	—	(98,735)
New Zealand Dollar	JPHQ	Sell	1,498,628	1,400,000	AUD	6/16/21	9,235	(13,558)
Australian Dollar	JPHQ	Sell	1,884,000	1,459,446		6/16/21	4,038	(2,731)
British Pound	BNYM	Sell	699,458	973,337		6/16/21	—	(20,406)
British Pound	JPHQ	Buy	1,400,000	1,982,113		6/16/21	6,913	—
British Pound	JPHQ	Sell	900,000	1,275,296		6/16/21	—	(3,363)
British Pound	MSCO	Buy	2,700,000	3,786,926		6/16/21	49,050	—
British Pound	MSCO	Sell	2,787,349	3,897,034		6/16/21	—	(63,042)

franklintempleton.com	Annual Report	69

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Canadian Dollar	JPHQ	Buy	1,207,901	1,000,000		6/16/21	$1,644	$(920)
Euro	JPHQ	Sell	546,000	4,287,107	CNY	6/16/21	92,659	(7,295)
Chinese Yuan	JPHQ	Sell	19,359,311	3,010,989		6/16/21	111	(29,927)
Colombian Peso	JPHQ	Buy	3,307,759,917	890,380		6/16/21	750	—
Colombian Peso	JPHQ	Sell	3,307,759,917	865,290		6/16/21	—	(25,840)
Czech Koruna	JPHQ	Buy	28,968,049	1,326,455		6/16/21	60,926	—
Euro	BNYM	Sell	2,579,913	3,089,262		6/16/21	—	(66,562)
Chinese Yuan	JPHQ	Sell	4,268,008	546,000	EUR	6/16/21	16,303	(16,029)
Euro	JPHQ	Sell	668,142	809,873		6/16/21	—	(7,417)
Euro	MSCO	Sell	662,764	792,022		6/16/21	—	(18,690)
Indonesian Rupiah	DBAB	Buy	1,515,083,328	103,631		6/16/21	2,287	—
Indonesian Rupiah	JPHQ	Buy	41,745,778,000	2,890,184		6/16/21	28,222	—
Indonesian Rupiah	JPHQ	Sell	87,437,817,212	6,030,486		6/16/21	—	(82,205)
Japanese Yen	JPHQ	Buy	317,422,275	2,900,000		6/16/21	4,103	(4,642)
Japanese Yen	JPHQ	Sell	317,593,757	2,900,000		6/16/21	3,424	(4,453)
Mexican Peso	JPHQ	Buy	18,586,721	867,525		6/16/21	63,910	—
Australian Dollar	JPHQ	Sell	400,000	431,645	NZD	6/16/21	8,999	(1,067)
New Zealand Dollar	JPHQ	Sell	800,000	578,197		6/16/21	—	(1,301)
Norwegian Krone	JPHQ	Buy	2,077,441	250,000		6/16/21	—	(1,583)
Polish Zloty	JPHQ	Sell	5,068,550	1,326,455		6/16/21	—	(52,310)
Russian Ruble	DBAB	Sell	130,325,039	1,764,405		6/16/21	—	(11,671)
Russian Ruble	GSCO	Buy	28,840,048	386,425		6/16/21	6,608	—
Russian Ruble	HSBC	Buy	36,917,045	500,352		6/16/21	2,755	—
Russian Ruble	JPHQ	Buy	286,263,027	3,824,979		6/16/21	76,226	—
Russian Ruble	JPHQ	Sell	423,696,388	5,647,177		6/16/21	—	(126,976)
Russian Ruble	MSCO	Sell	38,889,471	521,726		6/16/21	—	(8,261)
Singapore Dollar	JPHQ	Buy	980,302	730,000		6/16/21	11,219	—
Singapore Dollar	JPHQ	Sell	1,492,738	1,114,000		6/16/21	—	(14,679)
South Korean Won	JPHQ	Buy	5,165,104,080	4,600,000		6/16/21	32,152	(793)
South Korean Won	JPHQ	Sell	5,145,437,160	4,600,000		6/16/21	6,458	(20,181)
Taiwan Dollar	JPHQ	Buy	116,971,840	4,200,000		6/16/21	37,587	—
Taiwan Dollar	JPHQ	Sell	116,741,051	4,200,000		6/16/21	—	(29,228)
Thai Baht	JPHQ	Buy	12,042,701	384,000		6/16/21	1,347	—
Turkish Lira	FBCO	Sell	10,313,006	1,201,982		6/16/21	8,469	—
Turkish Lira	JPHQ	Buy	14,163,523	1,840,112		6/16/21	—	(200,984)
Turkish Lira	JPHQ	Sell	3,850,517	451,704		6/16/21	6,088	—
South African Rand	JPHQ	Buy	576,386	39,221		6/17/21	2,509	—
South African Rand	JPHQ	Sell	25,412,787	1,697,774		6/17/21	—	(142,084)
Taiwan Dollar	JPHQ	Sell	11,140,080	400,000		6/17/21	—	(3,578)
Australian Dollar	BZWS	Buy	133,000	103,200		6/18/21	48	(309)
Australian Dollar	BZWS	Sell	3,049,000	2,347,327		6/18/21	5,975	(18,472)
Australian Dollar[b]	MSCO	Buy	2,691,000	2,071,368		6/18/21	12,089	(715)
Australian Dollar[b]	MSCO	Sell	5,787,000	4,460,382		6/18/21	3,261	(21,821)
British Pound	BNYM	Sell	2,895,874	4,061,952		6/18/21	—	(52,320)
British Pound	BZWS	Buy	1,079,000	1,495,632		6/18/21	37,344	(1)
British Pound	BZWS	Sell	1,360,000	1,883,737		6/18/21	—	(48,463)
British Pound[b]	MSCO	Buy	10,756,000	15,042,852		6/18/21	238,584	—
British Pound[b]	MSCO	Sell	5,212,000	7,188,922		6/18/21	—	(215,951)
Canadian Dollar	BZWS	Buy	70,000	57,715		6/18/21	281	(3)
Canadian Dollar	BZWS	Sell	5,155,000	4,117,682		6/18/21	1	(153,132)
Canadian Dollar[b]	MSCO	Buy	12,569,000	9,982,200		6/18/21	430,964	—
Canadian Dollar[b]	MSCO	Sell	2,261,000	1,861,830		6/18/21	1,043	(12,406)
Euro	BNYM	Sell	27,912,283	33,734,134		6/18/21	—	(410,294)
Euro	BZWS	Buy	1,835,000	2,186,843		6/18/21	57,875	(11)
Euro	BZWS	Sell	4,478,000	5,351,692		6/18/21	45	(126,182)
Euro[b]	MSCO	Buy	12,229,000	14,725,338		6/18/21	234,106	—

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro[b]	MSCO	Sell	12,035,000	14,300,932		6/18/21	$—	$(421,194)
Hong Kong Dollar	BNYM	Buy	551,765	71,063		6/18/21	30	—
Hong Kong Dollar	BNYM	Sell	32,451,389	4,178,382		6/18/21	—	(2,884)
Japanese Yen	BZWS	Buy	3,670,000	33,875		6/18/21	—	(351)
Japanese Yen	BZWS	Sell	53,225,000	489,188		6/18/21	3,002	—
Japanese Yen[b]	MSCO	Buy	1,317,283,000	12,036,390		6/18/21	27,033	(30,646)
Japanese Yen[b]	MSCO	Sell	2,547,776,000	23,433,312		6/18/21	163,219	(2,676)
Mexican Peso[b]	MSCO	Buy	52,832,000	2,493,439		6/18/21	153,514	—
Mexican Peso[b]	MSCO	Sell	3,325,000	162,904		6/18/21	105	(3,789)
New Zealand Dollar[b]	MSCO	Buy	6,057,000	4,348,221		6/18/21	39,865	(579)
New Zealand Dollar[b]	MSCO	Sell	2,074,000	1,489,106		6/18/21	202	(13,439)
Swedish Krona	BZWS	Sell	1,000	117		6/18/21	—	(3)
Swiss Franc	BNYM	Sell	11,901,194	13,129,354		6/18/21	2,571	(119,787)
Swiss Franc[b]	MSCO	Buy	4,978,000	5,531,483		6/18/21	13,391	(4,134)
Swiss Franc[b]	MSCO	Sell	6,518,000	7,046,538		6/18/21	—	(208,291)
Australian Dollar	BNYM	Sell	989,000	766,551		6/24/21	1,077	—
Canadian Dollar	BNYM	Buy	1,060,000	860,812		6/24/21	17,369	—
Canadian Dollar	BNYM	Sell	3,267,000	2,601,103		6/24/21	—	(105,518)
Euro	BNYM	Buy	645,000	784,378		6/24/21	4,727	—
Euro	BNYM	Sell	5,276,000	6,275,667		6/24/21	—	(179,087)
British Pound	BNYM	Sell	1,089,000	1,506,628		6/29/21	—	(40,577)
Canadian Dollar	BNYM	Sell	4,209,000	3,418,608		6/29/21	1,966	(70,377)
Euro	BNYM	Sell	1,425,000	1,683,025		6/29/21	—	(60,515)
British Pound	JPHQ	Buy	180,000	249,917		6/30/21	5,820	—
British Pound	JPHQ	Sell	1,150,000	1,579,440		6/30/21	—	(54,433)
British Pound	MSCO	Sell	665,000	928,555		6/30/21	—	(16,250)
Canadian Dollar	JPHQ	Sell	910,000	721,386		6/30/21	—	(32,518)
Euro	JPHQ	Sell	4,210,000	4,986,900		6/30/21	—	(164,289)
Colombian Peso	MSCS	Sell	424,857,000	116,425		7/08/21	2,113	—
Euro	BOFA	Sell	370,000	445,945		7/26/21	—	(7,003)
Euro	BZWS	Sell	115,000	138,572		7/26/21	—	(2,209)
British Pound	DBAB	Sell	166,000	230,517		7/30/21	—	(5,332)
Chinese Yuan	JPHQ	Buy	6,383,934	1,000,000		7/30/21	—	(183)
Chinese Yuan	JPHQ	Sell	6,381,698	1,000,000		7/30/21	533	—
Euro	HSBC	Sell	125,000	151,376		8/17/21	—	(1,713)
Colombian Peso	JPHQ	Sell	3,369,285,912	872,081		8/18/21	—	(32,636)
Czech Koruna	JPHQ	Buy	39,591,296	1,880,000		8/18/21	15,825	—
Indonesian Rupiah	JPHQ	Buy	27,062,910,000	1,890,000		8/18/21	—	(8,316)
Indonesian Rupiah	JPHQ	Sell	36,123,719,108	2,469,662		8/18/21	—	(42,021)
Mexican Peso	JPHQ	Buy	75,650,196	3,740,000		8/18/21	24,202	—
Mexican Peso	JPHQ	Sell	64,761,758	3,189,472		8/18/21	—	(32,943)
Philippine Peso	JPHQ	Sell	54,994,145	1,136,243		8/18/21	—	(11,890)
Polish Zloty	JPHQ	Buy	5,628,560	1,520,000		8/18/21	11,464	—
Russian Ruble	JPHQ	Buy	25,889,705	341,320		8/18/21	8,302	—
Russian Ruble	JPHQ	Sell	26,719,139	351,199		8/18/21	—	(9,624)
South African Rand	JPHQ	Sell	59,357,977	4,161,673		8/18/21	—	(99,765)
South Korean Won	JPHQ	Buy	4,196,940,906	3,772,727		8/18/21	—	(8,886)
Swedish Krona	MSCO	Sell	1,500,000	177,296		8/27/21	—	(3,463)
Taiwan Dollar	JPHQ	Buy	54,940,000	2,000,000		8/31/21	—	(9,036)
Taiwan Dollar	JPHQ	Sell	222,300,000	8,000,000		8/31/21	—	(55,904)
Brazilian Real	BOFA	Sell	1,192,000	222,359		9/02/21	—	(4,121)
New Zealand Dollar	JPHQ	Sell	697,421	650,000	AUD	9/15/21	233	(2,023)
Chinese Yuan	JPHQ	Sell	1,962,117	250,000	EUR	9/15/21	703	(720)
New Zealand Dollar	JPHQ	Buy	400,000	291,562		9/15/21	—	(1,904)
South Korean Won	JPHQ	Buy	1,126,850,000	1,000,000		9/15/21	10,609	—

franklintempleton.com	Annual Report	71

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Taiwan Dollar	JPHQ	Sell	16,544,340	600,000	9/15/21	$397	$—
Taiwan Dollar	JPHQ	Buy	218,296,000	8,000,000	3/01/22	5,577	(81,425)
Taiwan Dollar	JPHQ	Sell	53,886,000	2,000,000	3/01/22	43,937	—
South Korean Won	JPHQ	Buy	335,400,900	300,000	3/16/22	861	—
South Korean Won	JPHQ	Sell	335,106,000	300,000	3/16/22	—	(596)

Total Forward Exchange Contracts						$2,136,929	$(4,112,668)

Net unrealized appreciation (depreciation)							$(1,975,739)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

bA portion or all of the contracts are owned by K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(k).

At May 31, 2021, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Government of Mexico	(1.00)%	Quarterly	6/20/23	1,763,000		$(23,518)	$(441)	$(23,077)
Government of Mexico	(1.00)%	Quarterly	12/20/23	4,039,000		(58,543)	(11,786)	(46,757)
Government of Mexico	(1.00)%	Quarterly	12/20/23	61,000		(884)	(945)	61
Government of Mexico	(1.00)%	Quarterly	6/20/25	142,000		(1,706)	(1,790)	84
Government of South Africa	(1.00)%	Quarterly	12/20/24	714,000		10,302	66,967	(56,665)
Government of South Africa	(1.00)%	Quarterly	12/20/24	3,065,000		44,223	90,737	(46,514)
Government of South Africa	(1.00)%	Quarterly	12/20/24	4,478,000		64,610	132,619	(68,009)
Government of Turkey	(1.00)%	Quarterly	6/20/25	909,000		99,551	206,196	(106,645)
Traded Index
iTraxx Europe Crossover S35	(5.00)%	Quarterly	6/20/26	3,030,000	EUR	(439,001)	(411,252)	(27,749)
Contracts to Sell Protection[c,d]
Single Name
Government of South Africa	1.00%	Quarterly	12/20/24	2,847,000		(41,078)	(221,735)	180,657	BB-
Government of South Africa	1.00%	Quarterly	12/20/24	874,000		(12,610)	(25,494)	12,884	BB-
Government of Turkey	1.00%	Quarterly	12/20/22	826,000		(33,851)	(37,352)	3,501	B+

Total Centrally Cleared Swap Contracts						$(392,505)	$(214,276)	$(178,229)

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
Air France-KLM	(5.00)%	Quarterly	JPHQ	12/20/21	32,000	EUR	$(624)	$514	$(1,138)
Air France-KLM	(5.00)%	Quarterly	JPHQ	12/20/21	48,000	EUR	(936)	575	(1,511)
Air France-KLM	(5.00)%	Quarterly	JPHQ	12/20/21	64,000	EUR	(1,248)	1,028	(2,276)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	73,000	EUR	(1,723)	(814)	(909)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	44,000	EUR	(1,038)	(518)	(520)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	44,000	EUR	(1,038)	(494)	(544)
American Airlines Inc.	(5.00)%	Quarterly	BZWS	12/20/21	44,000		(1,113)	2,443	(3,556)
American Airlines Inc.	(5.00)%	Quarterly	BZWS	12/20/21	73,000		(1,846)	3,301	(5,147)
American Airlines Inc.	(5.00)%	Quarterly	BZWS	12/20/21	73,000		(1,846)	5,826	(7,672)
American Airlines Inc.	(5.00)%	Quarterly	BZWS	12/20/21	147,000		(3,718)	7,014	(10,732)
American Airlines Inc.	(5.00)%	Quarterly	CITI	12/20/21	44,000		(1,113)	2,963	(4,076)
American Airlines Inc.	(5.00)%	Quarterly	CITI	12/20/21	147,000		(3,718)	6,235	(9,953)
American Airlines Inc.	(5.00)%	Quarterly	FBCO	12/20/21	29,000		(733)	1,235	(1,968)
American Airlines Inc.	(5.00)%	Quarterly	FBCO	12/20/21	44,000		(1,113)	2,165	(3,278)
American Airlines Inc.	(5.00)%	Quarterly	GSCO	12/20/21	29,000		(733)	1,241	(1,974)
American Airlines Inc.	(5.00)%	Quarterly	GSCO	12/20/21	73,000		(1,846)	6,511	(8,357)
American Airlines Inc.	(5.00)%	Quarterly	JPHQ	12/20/21	29,000		(734)	2,033	(2,767)
American Airlines Inc.	(5.00)%	Quarterly	JPHQ	12/20/21	73,000		(1,846)	3,351	(5,197)
American Airlines Inc.	(5.00)%	Quarterly	JPHQ	12/20/25	241,000		12,790	44,750	(31,960)
American Axle & Manufacturing Inc.	(5.00)%	Quarterly	BZWS	12/20/25	281,000		(21,623)	(12,120)	(9,503)
American Axle & Manufacturing Inc.	(5.00)%	Quarterly	GSCO	12/20/25	44,000		(3,386)	(2,530)	(856)
American Axle & Manufacturing Inc.	(5.00)%	Quarterly	JPHQ	12/20/25	44,000		(3,386)	(2,530)	(856)
American Axle & Manufacturing Inc.	(5.00)%	Quarterly	MSCS	12/20/25	73,000		(5,617)	(4,197)	(1,420)
Dell Technologies Inc.	(1.00)%	Quarterly	BNPP	12/20/25	29,000		(171)	1,824	(1,995)
Dell Technologies Inc.	(1.00)%	Quarterly	BNPP	12/20/25	316,000		(1,868)	15,177	(17,045)
Dell Technologies Inc.	(1.00)%	Quarterly	CITI	12/20/25	37,000		(219)	1,923	(2,142)
Dell Technologies Inc.	(1.00)%	Quarterly	CITI	12/20/25	59,000		(349)	3,527	(3,876)
Dell Technologies Inc.	(1.00)%	Quarterly	JPHQ	12/20/25	190,000		(1,123)	7,992	(9,115)
Diamond Sports Group LLC	(5.00)%	Quarterly	BZWS	12/20/25	31,000		12,795	14,381	(1,586)
Diamond Sports Group LLC	(5.00)%	Quarterly	BZWS	12/20/25	44,000		18,161	20,434	(2,273)
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	6/20/25	31,000		12,080	15,023	(2,943)
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	12/20/25	1,000		413	408	5
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	12/20/25	17,000		7,017	6,944	73
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	12/20/25	17,000		7,017	6,948	69
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	12/20/25	29,000		11,970	9,846	2,124
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	12/20/25	33,000		13,621	12,901	720
Dow Inc.	(1.00)%	Quarterly	GSCO	6/20/25	78,000		(1,757)	(462)	(1,295)
Dow Inc.	(1.00)%	Quarterly	GSCO	6/20/25	78,000		(1,757)	(431)	(1,326)

franklintempleton.com	Annual Report	73

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Dow Inc.	(1.00)%	Quarterly	GSCO	6/20/25	78,000		$(1,757)	$(307)	$(1,450)
GE Capital Funding LLC	(1.00)%	Quarterly	GSCO	12/20/25	147,000		(1,936)	4,684	(6,620)
GE Capital Funding LLC	(1.00)%	Quarterly	GSCO	12/20/25	221,000		(2,911)	7,944	(10,855)
GE Capital Funding LLC	(1.00)%	Quarterly	JPHQ	12/20/25	148,000		(1,950)	4,410	(6,360)
GE Capital Funding LLC	(1.00)%	Quarterly	JPHQ	12/20/25	221,000		(2,911)	8,214	(11,125)
Government of Brazil	(1.00)%	Quarterly	BZWS	6/20/25	201,000		2,971	18,989	(16,018)
Government of Italy	(1.00)%	Quarterly	BOFA	6/20/24	132,000		(2,195)	1,898	(4,093)
Government of Italy	(1.00)%	Quarterly	JPHQ	6/20/24	218,000		(3,626)	1,459	(5,085)
Government of Mexico	(1.00)%	Quarterly	BZWS	6/20/26	1,510,000		(7,693)	5,865	(13,558)
Kohl’s Corp.	(1.00)%	Quarterly	GSCO	12/20/25	899,000		6,758	74,166	(67,408)
Kohl’s Corp.	(1.00)%	Quarterly	MSCO	12/20/25	455,000		3,420	38,051	(34,631)
Lloyds Bank PLC	(1.00)%	Quarterly	JPHQ	12/20/24	540,000	EUR	(10,590)	1,634	(12,224)
Loxam SAS	(5.00)%	Quarterly	JPHQ	6/20/26	100,000	EUR	(7,637)	1,821	(9,458)
MBIA Inc.	(5.00)%	Quarterly	BZWS	6/20/22	24,000		(911)	(298)	(613)
MBIA Inc.	(5.00)%	Quarterly	CITI	6/20/21	340,000		(3,957)	(809)	(3,148)
MBIA Inc.	(5.00)%	Quarterly	CITI	6/20/22	40,000		(1,518)	(1,380)	(138)
MBIA Inc.	(5.00)%	Quarterly	CITI	12/20/24	112,000		(4,256)	(14,004)	9,748
MBIA Inc.	(5.00)%	Quarterly	GSCO	6/20/22	25,000		(949)	(682)	(267)
MBIA Inc.	(5.00)%	Quarterly	GSCO	12/20/24	244,000		(9,271)	(28,704)	19,433
Simon Property Group LP	(1.00)%	Quarterly	BZWS	12/20/25	625,000		(9,077)	10,786	(19,863)
Simon Property Group LP	(1.00)%	Quarterly	JPHQ	12/20/25	291,000		(4,226)	5,637	(9,863)
Simon Property Group LP	(1.00)%	Quarterly	MSCO	12/20/25	531,000		(7,711)	10,287	(17,998)
Stena AB	(5.00)%	Quarterly	GSCO	6/20/24	87,000	EUR	(696)	4,769	(5,465)
Stena AB	(5.00)%	Quarterly	GSCO	6/20/24	186,000	EUR	(1,487)	9,978	(11,465)
Stena AB	(5.00)%	Quarterly	GSCO	6/20/26	29,000	EUR	513	1,339	(826)
Transocean Inc.	(5.00)%	Quarterly	FBCO	12/20/24	164,000		38,960	75,106	(36,146)
Transocean Inc.	(5.00)%	Quarterly	FBCO	6/20/25	52,000		14,095	26,875	(12,780)
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/24	84,000		19,955	2,708	17,247
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/24	125,000		29,695	7,787	21,908
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/24	185,000		43,949	19,880	24,069
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/25	240,000		69,956	171,081	(101,125)
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	16,000		(1,569)	3,294	(4,863)
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	16,000		(1,569)	4,096	(5,665)
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	42,000		(4,118)	7,808	(11,926)
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	68,000		(6,667)	15,056	(21,723)
Contracts to Sell Protection[c,d]
Single Name
Groupe Casino	5.00%	Quarterly	FBCO	6/20/26	149,000	EUR	(3,947)	(5,227)	1,280	B
Transocean Inc.	1.00%	Quarterly	BZWS	12/20/24	37,000		(13,286)	(23,739)	10,453	CCC-
Transocean Inc.	1.00%	Quarterly	BZWS	12/20/24	10,000		(3,591)	(6,240)	2,649	CCC-
Transocean Inc.	1.00%	Quarterly	JPHQ	6/20/25	52,000		(20,973)	(36,185)	15,212	CCC-

74	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Single Name (continued)
Transocean Inc.	1.00%	Quarterly	MSCS	12/20/24	270,000	$(96,951)	$(178,371)	$81,420	CCC-

Total OTC Swap Contracts						$17,978	$434,093	$(416,115)

Total Credit Default Swap Contracts						$(374,527)	$219,817	$(594,344)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

At May 31, 2021, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Fixed 4.79% Pay Floating Banxico Mexico 1 Month rate	Monthly	6/14/23	43,427,675	MXN	$(20,927)
Receive Fixed 5.70% Pay Floating Banxico Mexico 1 Month rate	Monthly	6/10/26	43,547,002	MXN	(43,666)
Receive Floating rate 3-Month USD LIBOR Pay Fixed rate 0.50%	Semi-Annually	6/16/26	1,400,000		(7,566)
Receive Floating rate 3-Month USD LIBOR Pay Fixed rate 0.50%	Semi-Annually	6/16/26	1,150,000		(4,800)
Receive Fixed 2.75% Pay Floating rate China 7-Day Repo	Quarterly	8/18/26	37,000,000	CNY	(2,779)
Receive Fixed 5.11% Pay Floating rate 1-Day-COPIBR	Quarterly	8/18/26	7,805,609,030	COP	6,143
Receive Floating rate 6 Month-SOFR Pay Fixed rate 1.63%	Semi-Annually	6/16/31	935,928	SGD	(5,531)
Receive Floating rate 6 Month-SOFR Pay Fixed rate 1.65%	Semi-Annually	6/16/31	1,421,565	SGD	(11,140)
Receive Floating rate 6 Month-WIBOR Pay Fixed rate 1.91%	Semi-Annually	6/16/31	16,101,906	PLN	7,383
Receive Fixed 7.00% Pay Floating Banxico Mexico 1 Month rate	Monthly	8/06/31	37,105,000	MXN	13,067
Receive Fixed 7.64% Pay Floating rate 3-Month-JIBAR	Quarterly	8/18/31	12,134,831	ZAR	8,711

Total Interest Rate Swap Contracts					$(61,105)

*In U.S. dollars unless otherwise indicated.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

At May 31, 2021, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Equity Contracts – Long[a]
Alexion Pharmaceuticals Inc.	1-Month LIBOR + 0.35%	Monthly	BZWS	3/28/22	6,656,228		$16,682
Alexion Pharmaceuticals Inc.	1-Day FEDEF + 0.40%	Monthly	MSCS	11/22/22	5,149,399		713,044
Amundi SA	1-Day EONIA + 0.40%	Monthly	MSCS	3/14/25	266,038	EUR	170,755
Anima Holding SpA	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/21/21	1,074,674	EUR	(35,874)
Barclays PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/20/22	968,119	GBP	(14,927)
BHP Group PLC	1-Day FEDEF + 0.40%	Monthly	MSCS	11/22/22	523,119		(26,858)
BMF	—	Monthly	MSCO	12/23/22	1,687,547		48,648
BNP Paribas SA	1-Month LIBOR + 0.40%	Monthly	MSCS	3/14/25	1,283,133	EUR	1,041,839
Brookfield Property Partners	1-Month LIBOR + 0.65%	Monthly	BZWS	1/05/22	956,163		9,201
Brookfield Property Partners	1-Day FEDEF + 1.00%	Monthly	MSCS	11/22/22	2,625,315		267,871
Bureau Veritas SA	1-Month EURIBOR + 0.40%	Monthly	GSCO	12/21/21	183,137	EUR	2,266
Bureau Veritas SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	3/14/25	897,751	EUR	402,729
Capitaland Ltd.	1-Month SIBOR + 0.55%	Monthly	MSCO	5/22/23	233,751	SGD	2,638
Christian Dior SE	1-Month EURIBOR + 0.40%	Monthly	BZWS	5/25/22	766,504	EUR	13,426
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	1/20/22	229,450		(13,229)
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	4/20/22	37,164		(2,044)
Croda International PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/20/22	893,156	GBP	66,991
Crown Holdings Inc.	1-Day FEDEF + 0.40%	Monthly	MSCO	11/22/22	2,473,604		113,944
Crown Resorts Ltd.	1-Month BBSW + 0.55%	Monthly	MSCO	12/22/21	243,988	AUD	14,111
Danone SA	1-Month EURIBOR + 0.40%	Monthly	MSCO	12/21/21	1,997,738	EUR	37,541
Danone SA	1-Month LIBOR + 0.40%	Monthly	MSCS	3/14/25	3,640,187	EUR	374,751
Deutsche Wohnen SE	1-Month EURIBOR + 0.40%	Monthly	BZWS	5/26/22	1,501,273	EUR	(694)
Dialog Semiconductor PLC	1-Day EONIA + 0.65%	Monthly	MSCS	9/06/21	820,076	EUR	8,256
Electricite de France SA	1-Day EONIA + 0.40%	Monthly	MSCS	9/23/22	1,384,951	EUR	(3,036)
Elisa OYJ	1-Month EURIBOR + 0.40%	Monthly	MSCO	12/21/21	258,198	EUR	(3,366)
Elisa OYJ	1-Month EURIBOR + 0.40%	Monthly	MSCS	3/14/25	355,012	EUR	147,140
Energy Transfer LP	1-Month LIBOR + 0.40%	Monthly	BOFA	11/09/21	124,172		28,254
Energy Transfer LP	1-Month LIBOR + 0.90%	Monthly	GSCO	4/20/22	41,130		9,322
Energy Transfer LP	1-Month LIBOR + 0.90%	Monthly	GSCO	6/01/22	223,293		(2,454)
Engie SA	1-Day EONIA + 0.40%	Monthly	MSCS	9/23/22	4,065,076	EUR	(175,774)
Entain PLC	1-Month LIBOR + 0.40%	Monthly	BZWS	2/28/22	1,019,573	GBP	(18,281)
Enterprise Products Partners LP	1-Month LIBOR + 0.90%	Monthly	BOFA	3/04/22	97,396		2,693
Enterprise Products Partners LP	1-Month LIBOR + 0.90%	Monthly	GSCO	3/08/22	256,165		6,914
Equiniti Group PLC	1-Day SONIA + 0.40%	Monthly	BZWS	5/16/22	314,255	GBP	34,443
ESG Core Investments BV	1-Day EONIA + 0.65%	Monthly	MSCS	9/06/21	41,835	EUR	(3,306)
Evolution Gaming Group	1-Week STIBOR + 0.65%	Monthly	MSCS	2/06/23	3,891,869	SEK	219,449
Ferguson PLC	1-Day EONIA + 0.65%	Monthly	MSCO	9/23/22	1,025,035		342,940
Flutter Entertainment PLC	1-Day SONIA + 0.65%	Monthly	MSCO	2/08/22	221,348	GBP	13,892
Frasers Group PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/20/22	840,706	GBP	3,805
Gamesys Group PLC	1-Day SONIA + 0.65%	Monthly	MSCO	2/08/22	453,724	GBP	(9,982)
Gamesys Group PLC	1-Day SONIA + 0.40%	Monthly	BZWS	3/29/22	610,268	GBP	8,748
GrandVision NV	1-Day EONIA + 0.65%	Monthly	MSCS	9/06/21	669,751	EUR	96,142
GrandVision NV	1-Month LIBOR + 0.05%	Monthly	BZWS	5/11/22	5,563,858	EUR	101,125
HeidelbergCement AG	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/21/21	2,175,617	EUR	(19,484)
Hermes International	1-Month EURIBOR + 0.40%	Monthly	MSCO	12/21/21	489,843	EUR	48,754
Hikma Pharmaceuticals PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/20/22	109,393	GBP	6,173
Iliad SA	1-Month LIBOR + 0.40%	Monthly	MSCS	3/14/25	120,001	EUR	32,109
ITV PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/20/22	1,651,001	GBP	51,864
Kering SA	1-Month EURIBOR + 0.40%	Monthly	MSCO	12/21/21	889,657	EUR	68,665
Kering SA	1-Month EURIBOR + 0.40%	Monthly	MSCS	3/14/25	1,329,671	EUR	1,052,341
Kerry Logistics Network Ltd.	1-Month HIBOR + 0.55%	Monthly	MSCO	11/24/21	917,906	HKD	1,664
Koninklijke KPN NV	1-Day EONIA + 0.65%	Monthly	MSCO	9/06/21	378,376	EUR	(11,932)

76	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts (continued)
Equity Contracts – Long[a] (continued)
Landmark Infrastructure Partners LP	1-Month LIBOR + 0.35%	Monthly	BZWS	5/20/22	832,289		$(2,067)
LVMH Moet Hennessy Louis Vuitton SE	1-Day EONIA + 0.40%	Monthly	MSCS	3/14/25	322,564	EUR	360,181
Maxim Integrated Products Inc.	1-Day FEDEF + 0.40%	Monthly	MSCO	11/22/22	990,723		261,504
McKesson Europe AG	1-Day EONIA + 0.65%	Monthly	MSCS	11/03/21	632,619	EUR	(48,900)
Monmouth Real Estate Investment Corp.	1-Month LIBOR + 0.35%	Monthly	BZWS	1/19/22	676,954		(6,631)
Natixis SA	1-Day EONIA + 0.65%	Monthly	MSCO	9/06/21	227,166	EUR	(670)
Natixis SA	1-Month EURIBOR + 0.40%	Monthly	BZWS	2/11/22	592,549	EUR	(354)
Nestle SA	1-Month LIBOR + 0.40%	Monthly	MSCS	1/20/22	1,579,737	CHF	34,560
PRA Health Sciences Inc.	1-Month LIBOR + 0.35%	Monthly	BZWS	4/12/22	488,519		(1,421)
PRA Health Sciences Inc.	1-Day FEDEF + 0.40%	Monthly	MSCO	11/22/22	1,204,371		107,693
Rolls-Royce Holdings PLC	1-Day SONIA + 0.40%	Monthly	MSCS	9/26/22	732,885	GBP	40,681
RSA Insurance Group PLC	1-Month LIBOR + 0.40%	Monthly	BZWS	9/07/21	2,711,273	GBP	936
RSA Insurance Group PLC	1-Day SONIA + 0.65%	Monthly	MSCO	2/08/22	1,032,507	GBP	15,878
Ryanair Holdings PLC	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/21/21	777,972	EUR	(21,936)
Signature Aviation PLC	1-Month LIBOR + 0.75%	Monthly	BZWS	12/20/21	4,320,729		11,786
Siltronic AG	1-Day EONIA + 0.65%	Monthly	MSCO	11/03/21	363,365	EUR	296
Siltronic AG	1-Day EONIA + 0.65%	Monthly	MSCS	11/03/21	454,623	EUR	5,369
Siltronic AG	1-Month LIBOR + 0.40%	Monthly	BZWS	2/28/22	2,543,940	EUR	60,008
Smith & Nephew PLC	1-Month LIBOR + 0.40%	Monthly	MSCO	4/20/22	4,228,731	GBP	(5,231)
Smiths Group PLC	1-Month LIBOR + 0.40%	Monthly	MSCS	4/20/22	1,020,062	GBP	(31,566)
Societe Generale SA	1-Month LIBOR + 0.40%	Monthly	MSCS	3/14/25	802,017	EUR	591,114
Stroeer SE & Co. KGaA	1-Month EURIBOR + 0.40%	Monthly	MSCS	12/21/21	991,675	EUR	(54,247)
Suez SA	1-Day EONIA + 0.65%	Monthly	MSCO	9/06/21	431,334	EUR	79,413
TGOOD	1-Day FEDEF + 0.30%	Monthly	MSCS	9/28/22	1,247,402		152,847
Vodafone Group PLC	1-Day SONIA + 0.65%	Monthly	MSCS	2/08/22	951,494	GBP	194,448
Willis Towers Watson PLC	1-Day FEDEF + 0.40%	Monthly	MSCS	11/22/22	3,915,070		672,135

							7,655,715

Equity Contracts – Short[b]
Analog Devices Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	2/04/22	1,047,065		(231,854)
Aon PLC	1-Day FEDEF - 0.35%	Monthly	MSCS	2/04/22	4,167,982		(623,746)
AstraZeneca PLC	1-Day FEDEF - 0.35%	Monthly	MSCS	2/04/22	3,563,026		(444,194)
BHP Group PLC	1-Day FEDEF - 2.02%	Monthly	MSCS	2/04/22	624,865		18,456
Brookfield Asset Management	1-Month LIBOR - 0.35%	Monthly	BZWS	2/02/22	426,675		(6,623)
Brookfield Asset Management	1-Day FEDEF - 0.35%	Monthly	BZWS	2/04/22	832,215		(233,748)
Capitaland Integrated Commercial Trust	1-Day SOFR - 0.50%	Monthly	MSCO	5/22/23	20,717	SGD	92
Carnival Corp.	1-Month LIBOR - 0.40%	Monthly	MSCS	9/20/22	842,385		(69,014)
Colruyt SA	1-Day EONIA - 0.40%	Monthly	MSCS	3/14/25	1,373,519	EUR	(368,599)
DJ EURO STOXX 50 Index	1-Day EONIA - 0.45%	Monthly	MSCO	3/22/22	307,887	EUR	(250,922)
Elisa OYJ	1-Day EONIA - 0.40%	Monthly	MSCS	3/14/25	373,207	EUR	(36,678)
Hannover Rueck SE	1-Day EONIA - 0.35%	Monthly	MSCS	3/14/25	532,156	EUR	(125,076)
Hennes & Mauritz AB	1-Week STIBOR - 0.40%	Monthly	MSCS	3/14/25	5,460,052	SEK	(335,183)
ICON PLC	1-Day FEDEF - 0.35%	Monthly	MSCO	2/04/22	630,302		(78,265)
ICON PLC	1-Month LIBOR - 0.35%	Monthly	BZWS	4/12/22	263,376		451
JD Sports Fashion PLC	1-Day SONIA - 0.30%	Monthly	MSCS	4/20/22	165,842	GBP	(7,545)
L’Oreal SA	1-Month LIBOR - 0.48%	Monthly	GSCO	3/14/25	536,228	EUR	(394,295)
LVMH Moet Hennessy Louis Vuitton SE	1-Day EONIA - 0.30%	Monthly	BZWS	5/25/22	661,984	EUR	(8,495)
Marks & Spencer Group PLC	1-Day SONIA - 0.30%	Monthly	MSCS	4/20/22	229,078	GBP	(7,069)
Morgan Stanley MSHDGKPX Index	1-Day EONIA - 0.45%	Monthly	MSCO	5/22/23	187,402	EUR	622

franklintempleton.com	Annual Report	77

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin K2 Alternative Strategies Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value*		Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts (continued)
Equity Contracts – Short[b] (continued)
Morgan Stanley MSPSCCK2 Index	1-Day FEDEF - 0.32%	Monthly	MSCO	9/21/22	1,690,979		$(14,226)
Morgan Stanley MSPSFERL Index	1-Day FEDEF - 0.35%	Monthly	MSCO	9/21/22	361,088		(88,924)
Morgan Stanley MSPSKSS Index	1-Day FEDEF - 0.40%	Monthly	MSCO	9/21/22	348,303		(27,067)
Morgan Stanley MSPSPRMW Index	1-Day FEDEF - 0.55%	Monthly	MSCO	9/21/22	574,402		(93,272)
Morgan Stanley MSPSPRNT Index	1-Day FEDEF - 1.48%	Monthly	MSCO	9/21/22	22,740		(520)
Morgan Stanley MSPSQQQ Index	1-Day FEDEF - 0.35%	Monthly	MSCO	9/21/22	164,518		(14,017)
Morgan Stanley MSPSVOD Index	1-Day FEDEF - 0.39%	Monthly	MSCO	9/21/22	655,308		(33,651)
Morgan Stanley MSPSXLU Index	1-Day FEDEF - 0.35%	Monthly	MSCO	9/21/22	1,061,175		(112,779)
Morgan Stanley MSPSXPOH Index	1-Day FEDEF - 0.35%	Monthly	MSCO	9/21/22	952,995		(78,161)
MSCI World Utilities Sector Gross Index	1-Day FEDEF - 0.55%	Monthly	MSCS	9/28/22	7,407,647		52,077
Next PLC	1-Day SONIA - 0.30%	Monthly	MSCS	4/20/22	664,431	GBP	13,486
Nike Inc.	1-Day FEDEF - 0.35%	Monthly	MSCO	3/16/22	1,015,332		(3,787)
S&P 500 Industrials Index	1-Day FEDEF - 0.35%	Monthly	MSCO	5/15/23	238,381		(3,642)
Severn Trent PLC	1-Day SONIA - 0.35%	Monthly	MSCS	9/26/22	523,108	GBP	(5,169)
Siltronic AG	1-Day EONIA - 4.00%	Monthly	BZWS	3/04/22	1,166,080	EUR	(3,249)
Straits Times Index	1-Day SOFR - 0.65%	Monthly	MSCO	5/24/23	115,160	SGD	(1,857)
Swisscom AG	1-Day SARON - 0.35%	Monthly	MSCS	3/14/25	716,548	CHF	(60,985)
Tesla Inc.	1-Day FEDEF - 0.35%	Monthly	MSCS	3/16/22	360,440		2,128
Tesla Inc.	1-Month LIBOR - 0.35%	Monthly	GSCO	12/31/25	532,303		20,856
United Utilities Group PLC	1-Day SONIA - 0.35%	Monthly	MSCS	9/26/22	522,629	GBP	(1,628)

							(3,656,072)

Interest Rate Contracts – Long[a]
Government of Egypt	1-Day FEDEF	Monthly	CITI	7/13/21	454,284		20,087
Government of Indonesia	3-Month LIBOR + 0.70%	Monthly	BOFA	5/18/22	2,043,470		(56,540)
Government of Indonesia	3-Month LIBOR + 0.60%	Monthly	DBAB	6/15/32	943,202		47,152

							10,699

Total – Total Return Swap Contracts							$4,010,342

*In U.S. dollars unless otherwise indicated.

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

bThe Fund receives the variable financing rate and pays the total return on the underlying instrument.

See Note 11 regarding other derivative information

See Abbreviations on page 101.

78	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

May 31, 2021

Franklin K2 Alternative Strategies Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$1,121,940,112
Cost – Non-controlled affiliates (Note 3f)	3,305,000
Cost – Unaffiliated repurchase agreements	908,116

Value – Unaffiliated issuers†	$1,300,145,322
Value – Non-controlled affiliates (Note 3f)	3,305,000
Value – Unaffiliated repurchase agreements	908,116
Cash	68,246,799
Restricted cash for OTC derivatives (Note 1f)	2,910,000
Foreign currency, at value (cost $5,773,523)	6,014,526
Receivables:
Investment securities sold	23,524,524
Capital shares sold	3,108,613
Dividends and interest	3,690,594
Deposits with brokers for:
Exchange traded options written	242,428
Securities sold short	158,411,165
OTC derivative contracts	22,934,429
Futures contracts	9,285,910
Centrally cleared swap contracts	1,299,526
Due from brokers	18,260,437
Variation margin on centrally cleared swap contracts	1,471
OTC swap contracts (upfront payments $931,653)	754,135
Unrealized appreciation on OTC forward exchange contracts	2,136,929
Unrealized appreciation on OTC swap contracts	8,551,796
Other assets	6,507

Total assets	1,633,738,227

Liabilities:
Payables:
Investment securities purchased	34,636,774
Capital shares redeemed	1,043,381
Management fees	1,911,607
Distribution fees	48,679
Transfer agent fees	244,283
Variation margin on futures contracts	155,807
Deposits from brokers for:
OTC derivative contracts	2,910,000
Due to brokers	20,957,535
OTC swap contracts (upfront receipts $414,588)	320,042
Options written, at value (premiums received $534,405)	364,763
Securities sold short, at value (proceeds $233,392,081)	243,198,825
Payable upon return of securities loaned (Note1j)	4,213,116
Unrealized depreciation on OTC forward exchange contracts	4,112,668
Unrealized depreciation on OTC swap contracts	4,957,569
Unrealized depreciation on unfunded loan commitments (Note 10)	34,135
Accrued expenses and other liabilities	534,376

Total liabilities	319,643,560

Net assets, at value	$1,314,094,667

Net assets consist of:
Paid-in capital	$1,132,956,861
Total distributable earnings (loss)	181,137,806

Net assets, at value	$1,314,094,667

†Includes securities loaned	$19,150,252

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	79

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

May 31, 2021

Franklin K2 Alternative Strategies Fund

Class A:
Net assets, at value	$102,137,577

Shares outstanding	8,194,606

Net asset value per share[a]	$12.46

Maximum offering price per share (net asset value per share ÷ 94.50%)	$13.19

Class C:
Net assets, at value	$31,541,396

Shares outstanding	2,605,269

Net asset value and maximum offering price per share[a]	$12.11

Class R:
Net assets, at value	$840,217

Shares outstanding	67,516

Net asset value and maximum offering price per share	$12.44

Class R6:
Net assets, at value	$27,470,869

Shares outstanding	2,183,580

Net asset value and maximum offering price per share	$12.58

Advisor Class:
Net assets, at value	$1,152,104,608

Shares outstanding	91,805,940

Net asset value and maximum offering price per share	$12.55

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

80	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended May 31, 2021

Franklin K2 Alternative Strategies Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$4,572,583
Interest: (net of foreign taxes)~
Unaffiliated issuers	19,143,784
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	226,170
Non-controlled affiliates (Note 3f)	107

Total investment income	23,942,644

Expenses:
Management fees (Note 3a)	23,017,970
Distribution fees: (Note 3c)
Class A	237,871
Class C	321,960
Class R	4,179
Transfer agent fees: (Note 3e)
Class A	95,268
Class C	33,383
Class R	855
Class R6	8,492
Advisor Class	1,057,020
Custodian fees (Note 4) .	214,993
Reports to shareholders	92,602
Registration and filing fees	114,107
Professional fees	766,084
Trustees’ fees and expenses	439,294
Dividends and interest on securities sold short	2,690,999
Security borrowing fees	2,681,436
Other	160,352

Total expenses	31,936,865

Expense reductions (Note 4)	(104,274)
Expenses waived/paid by affiliates (Note 3f and 3g)	(2,183,655)

Net expenses	29,648,936

Net investment income (loss)	(5,706,292)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	187,813,217
Written options	1,891,651
Foreign currency transactions	1,119,703
Forward exchange contracts	(1,872,053)
Futures contracts	(18,597,565)
Securities sold short	(109,950,828)
Swap contracts	22,356,557

Net realized gain (loss)	82,760,682

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	57,489,654
Translation of other assets and liabilities denominated in foreign currencies	(430,501)
Forward exchange contracts	(2,382,925)
Written options	762,742
Futures contracts	6,247,283
Securities sold short	4,898,758
Swap contracts	(1,906,710)

Net change in unrealized appreciation (depreciation)	64,678,301

Net realized and unrealized gain (loss)	147,438,983

Net increase (decrease) in net assets resulting from operations	$141,732,691

* Foreign taxes withheld on dividends	$122,477
~ Foreign taxes withheld on interest	$13,397

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin K2 Alternative Strategies Fund

	Year Ended May 31,

	2021	2020
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(5,706,292)	$(583,298)
Net realized gain (loss)	82,760,682	450,460
Net change in unrealized appreciation (depreciation)	64,678,301	(2,651,894)

Net increase (decrease) in net assets resulting from operations	141,732,691	(2,784,732)

Distributions to shareholders:
Class A	(770,421)	(679,196)
Class C	(270,063)	(21,557)
Class R	(6,563)	(3,120)
Class R6	(218,294)	(410,046)
Advisor Class	(8,558,261)	(9,695,842)

Total distributions to shareholders	(9,823,602)	(10,809,761)

Capital share transactions: (Note 2)
Class A	1,751,000	(13,345,502)
Class C	(7,911,374)	(8,451,161)
Class R	(133,193)	55,826
Class R6	9,227,168	(27,551,565)
Advisor Class	59,488,692	(56,636,996)

Total capital share transactions	62,422,293	(105,929,398)

Net increase (decrease) in net assets	194,331,382	(119,523,891)
Net assets:
Beginning of year	1,119,763,285	1,239,287,176

End of year	$1,314,094,667	$1,119,763,285

82	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Notes to Consolidated Financial Statements

Franklin K2 Alternative Strategies Fund

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Alternative Strategies Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value

(NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Funds’ portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At May 31, 2021, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”). See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Consolidated Statement of Investments, had been entered into on May 28, 2021.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from

$100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to commodity price, interest rate, equity price and foreign exchange rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund,

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Derivative Financial Instruments (continued)

and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate, equity price, commodity price and credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, equity price and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 11 regarding investment transactions and other derivative information, respectively.

f. Restricted Cash

At May 31, 2021, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities.

g. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

h. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

i. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

j. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency Securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. Additionally, the Fund received $15,415,553 in U.S. Government and Agency Securities as collateral. These securities received as collateral are held in segregated accounts with the Fund’s custodian. The Fund cannot repledge or resell these securities received as collateral. As such, the non-cash collateral is excluded from the Consolidated Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third party vendor, is reported separately in the Consolidated Statement of

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

1. Organization and Significant Accounting Policies (continued)

j. Securities Lending (continued)

Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligation to the Fund. If the borrower defaults on its obligations to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

k. Investments in K2 Holdings Investment Corp. (K2 Subsidiary)

The Fund invests in certain financial instruments and commodity-linked derivative investments through its investment in the K2 Subsidiary. The K2 Subsidiary is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2021, the K2 Subsidiary’s investments, as well as any other assets and liabilities of the K2 Subsidiary, are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. All intercompany transactions and balances have been eliminated. For tax purposes, the Fund is required to increase its taxable income by its share of the K2 Subsidiary’s income. Net losses incurred by the K2 Subsidiary cannot offset income earned by the Fund and cannot be carried back or forward by the K2 Subsidiary to offset income from prior or future years. At May 31, 2021, the net assets of the K2 Subsidiary were $24,016,443 representing 1.8% of the Fund’s consolidated net assets. The Fund’s investment in the K2 Subsidiary is limited to 25% of consolidated assets.

l. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

m. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2021, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

n. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

o. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

p. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2021, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,

	2021		2020

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	1,951,153	$23,399,007	1,834,464	$20,825,586
Shares issued in reinvestment of distributions	57,588	702,572	55,183	634,600
Shares redeemed	(1,878,747)	(22,350,579)	(3,087,523)	(34,805,688)

Net increase (decrease)	129,994	$1,751,000	(1,197,876)	$(13,345,502)

Class C Shares:
Shares sold	378,698	$4,426,844	436,592	$4,835,910
Shares issued in reinvestment of distributions	20,310	241,483	1,688	19,060
Shares redeemed[a]	(1,086,696)	(12,579,701)	(1,207,657)	(13,306,131)

Net increase (decrease)	(687,688)	$(7,911,374)	(769,377)	$(8,451,161)

Class R Shares:
Shares sold	7,188	$83,786	20,353	$232,838
Shares issued in reinvestment of distributions	538	6,563	271	3,120
Shares redeemed	(19,125)	(223,542)	(16,509)	(180,132)

Net increase (decrease)	(11,399)	$(133,193)	4,115	$55,826

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended May 31,

	2021		2020

	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold	1,604,568	$19,048,050	423,043	$4,803,618
Shares issued in reinvestment of distributions	15,991	196,690	33,385	385,596
Shares redeemed	(817,737)	(10,017,572)	(2,852,217)	(32,740,779)

Net increase (decrease)	802,822	$9,227,168	(2,395,789)	$(27,551,565)

Advisor Class Shares:
Shares sold	25,684,121	$308,883,780	26,636,798	$304,127,350
Shares issued in reinvestment of distributions	466,135	5,719,482	596,749	6,880,518
Shares redeemed	(21,325,304)	(255,114,570)	(32,633,640)	(367,644,864)

Net increase (decrease)	4,824,952	$59,488,692	(5,400,093)	$(56,636,996)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund and K2 Subsidiary pay an investment management fee to K2 Advisors based on the average daily net assets of the Fund and K2 Subsidiary as follows:

Annualized Fee Rate	Net Assets
1.90%	Up to and including $1 billion
1.85%	Over $1 billion, up to and including $1.5 billion
1.80%	Over $1.5 billion, up to and including $3 billion
1.75%	In excess of $3 billion

For the year ended May 31, 2021, the gross effective management fee rate was 1.89% of the Fund’s average daily net assets.

Management fees paid by the Fund are reduced on assets invested in the K2 Subsidiary, in an amount equal to the management fees paid by the K2 Subsidiary.

Prior to June 1, 2020, the Fund and K2 Subsidiary paid an investment management fee to K2 Advisors of 1.90% per year of the average daily net assets of the Fund and K2 Subsidiary.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund or K2 Subsidiary. The subadvisory fees are paid by K2 Advisors and are not an additional expense of the Fund or K2 Subsidiary. Each subadvisor is compensated for managing its respective portion of the average daily net assets of the Fund or K2 Subsidiary.

Subadvisors
Apollo Credit Management LLC
Bardin Hill Arbitrage IC Management LP
BlueBay Asset Management, LLP
Chilton Investment Company, LLC
Electron Capital Partners, LLC
Ellington Global Asset Management, LLC
Emso Asset Management Limited
Graham Capital Management, L.P.
Jennison Associates, LLC
Lazard Asset Management, LLC
Loomis Sayles & Company, L.P.
One River Asset Management, LLC
P. Schoenfeld Asset Management L.P.
Portland Hill Asset Management Limited
RV Capital Management Private, Ltd.
Wellington Management Company, LLP

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund and K2 Subsidiary. The fee is paid by K2 Advisors based on the Fund’s and K2 Subsidiary’s average daily net assets, and is not an additional expense of the Fund or K2 Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$15,356
CDSC retained	$4,385

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2021, the Fund paid transfer agent fees of $1,195,018, of which $404,884 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended May 31, 2021, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Income from Securities Loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$1,731,000	$63,397,000	$(61,823,000)	$—	$—	$3,305,000	3,305,000	$107

g. Waiver and Expense Reimbursements

K2 Advisors has contractually agreed in advance to waive or limit its fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding distribution fees, acquired fund fees and expenses, expenses related to securities sold short and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 1.95% based on the average net assets of each class until September 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until September 30, 2021. Prior to October 1, 2020, the Class R6 transfer agent fees were limited to 0.02%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2021, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. During the year ended May 31, 2021, the Fund utilized $8,029,791 of capital loss carryforwards.

The tax character of distributions paid during the years ended May 31, 2021 and 2020, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$—	$10,163,914
Long term capital gain	9,823,602	645,847

Total distributions paid	$9,823,602	$10,809,761

At May 31, 2021, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gain for income tax purposes were as follows:

Cost of investments	$931,291,033

Unrealized appreciation	$184,548,402
Unrealized depreciation	(56,702,948)

Net unrealized appreciation (depreciation)	$127,845,454

Distributable earnings
Undistributed ordinary income	$15,428,010
Undistributed long term capital gain	$35,329,441

Total distributable earnings	$50,757,451

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, wash sales and investments in the K2 Subsidiary.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from the capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2021, aggregated $2,902,577,334 and $2,849,190,395, respectively.

At May 31, 2021, in connection with securities lending transactions, the Fund loaned equity investments and corporate bonds and notes and received $4,213,116 of cash collateral. The gross amounts of recognized liability for such transactions is included in payable upon return of securities loaned in the Consolidated Statement of Assets and Liabilities. The agreements can be terminated at any time.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

6. Investment Transactions (continued)

The Fund sold certain long positions held in the portfolio and simultaneously entered into total return swaps on the positions, retaining substantially all of the exposure to the economic return and the related risks on the long positions. At May 31, 2021, the transfers of financial assets accounted for as sales were as follows:

	At Original Transactions Dates		At Year Ended May 31, 2021

	Cost Basis of Positions Sold	Gross Cash Received for Positions Sold	Fair Value of Transferred Assets[a]	Gross Derivative Assets Recorded[b]	Gross Derivative Liabilities Recorded[b]
Sales and total return swaps	$12,916,045	$13,217,228	$13,477,212	$14,591,021	$(14,331,037)

a $259,984 of fair value of transferred assets are included as unrealized appreciation and depreciation on OTC swap contracts in the Consolidated Statement of Assets and Liabilities.

b Balances are presented on a gross basis, based on each leg of the swap contract, before the application of counterparty and cash collateral offsetting.

See Notes 1(e) and 11 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

At May 31, 2021, the Fund had 6.4% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade as determined by Nationally Recognized Statistical Credit Ratings Organizations and/or internally, by investment management and unrated securities. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At May 31, 2021, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $13,883,382 representing 1.1% of the Fund’s net assets. For information as to specific securities, see the accompanying Consolidated Statement of Investments.

8. Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At May 31, 2021, the Fund had less than 0.1% of its net assets denominated in Argentine Pesos. Argentina has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations. Funded portions of credit agreements are presented in the Consolidated Statement of Investments.

At May 31, 2021, unfunded commitments were as follows:

Borrower	Unfunded Commitment
CoreLogic Inc., Term Loan B	$170,000
Hilton Grand Vacations Inc., Term Loan B	105,000
Intelsat Jackson Holdings SA, Term Loan B4	467,032
Intelsat Jackson Holdings SA, Term Loan DIP	45,851
Lecta, Super Senior Term Loan	32,441
Lecta, Super Senior Term Loan RC	31,344
Riverbed Technology Inc., Term Loan B	896,098

$1,747,766

11. Other Derivative Information

At May 31, 2021, the investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$61,577	[a]	Variation margin on futures contracts	$198,218	[a]
	Variation margin on centrally cleared swap contracts	35,304	[a]	Variation margin on centrally cleared swap contracts	96,409	[a]
	Unrealized appreciation on OTC swap contracts	67,239		Unrealized depreciation on OTC swap contracts	56,540

Foreign exchange contracts	Variation margin on futures contracts	70	[a]
	Unrealized appreciation on OTC forward exchange contracts	2,136,929		Unrealized depreciation on OTC forward exchange contracts	4,112,668

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

11. Other Derivative Information (continued)

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Variation margin on centrally cleared swap contracts	197,187	[a]	Variation margin on centrally cleared swap contracts	375,416	[a]
	OTC swap contracts (upfront payments)	754,135		OTC swap contracts (upfront receipts)	320,042
	Unrealized appreciation on OTC swap contracts	206,410		Unrealized depreciation on OTC swap contracts	622,525

Equity contracts	Investments in securities, at value	1,673,394	[b]	Options written, at value	364,763
	Variation margin on futures contracts	779,180	[a]	Variation margin on futures contracts	3,056,675	[a]
	Unrealized appreciation on OTC swap contracts	8,278,147		Unrealized depreciation on OTC swap contracts	4,278,504

Commodity contracts	Variation margin on futures contracts	1,742,643	[a]	Variation margin on futures contracts	420,694	[a]

Totals		$15,932,215			$13,902,454

a This amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

b Purchased option contracts are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the year ended May 31, 2021, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Investments	$51,947 [a]	Investments	$965 [a]
	Written options	(241,964)	Written options	(1,217)
	Futures contracts	298,261	Futures contracts	(944,037)
	Swap contracts	330,405	Swap contracts	85,876

Foreign exchange contracts	Investments	(233,987)[a]	Investments	22,364 [a]
	Written options	175,540	Written options	94,433
	Forward exchange contracts	(1,872,053)	Forward exchange contracts	(2,382,925)
	Futures contracts	(21,990)	Futures contracts	70

Credit contracts	Swap contracts	2,909,646	Swap contracts	(3,268,755)

Equity contracts	Investments	(2,655,123)[a]	Investments	(1,033,629)[a]
	Written options	1,958,075	Written options	669,526
	Futures contracts	(20,789,275)	Futures contracts	5,772,455
	Swap contracts	19,120,530	Swap contracts	1,276,169

Commodity contracts	Futures contracts	1,915,439	Futures contracts	1,418,795
	Swap contracts	(4,024)

Totals		$941,427		$1,710,090

a Purchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

For the year ended May 31, 2021, the average month end notional amount of options, futures contracts and swap contracts represented 11,388,896 shares/units, $486,315,738 and $196,880,112, respectively. The average month end contract value of forward exchange contracts was $307,625,069.

At May 31, 2021, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$2,136,929	$4,112,668
Options Purchased	353,573	—
Swap Contracts	9,305,931	5,277,611

Total	$11,796,433	$9,390,279

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At May 31, 2021, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BNPP	$17,001	$(17,001)	$—	$—	$—
BNYM	27,740	(27,740)	—	—	—
BOFA	44,765	(44,765)	—	—	—
BZWS	463,518	(463,518)	—	—	—
CITI	271,366	(39,526)	—	—	231,840
DBAB	49,439	(17,003)	—	—	32,436
FBCO	115,130	(59,399)	—	—	55,731
GSCO	505,817	(505,817)	—	—	—
HSBC	2,755	(1,713)	—	—	1,042
JPHQ	604,132	(604,132)	—	—	—
JPHQ[b]	236,997	—	—	—	236,997
MSCO	1,264,123	(1,264,123)	—	—	—
MSCO[c]	1,317,376	(935,641)	—	—	381,735
MSCS	329,138	(329,138)	—	—	—
MSCS[b]	6,547,136	—	—	—	6,547,136

Total	$11,796,433	$(4,309,516)	$—	$—	$7,486,917

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

11. Other Derivative Information (continued)

At May 31, 2021, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BNPP	$19,040	$(17,001)	$—	$—	$2,039
BNYM	1,128,327	(27,740)	—	(1,000,000)	100,587
BOFA	90,784	(44,765)	—	(46,019)	—
BZWS	763,617	(463,518)	—	(300,099)	—
CITI	39,526	(39,526)	—	—	—
DBAB	17,003	(17,003)	—	—	—
FBCO	59,399	(59,399)	—	—	—
GSCO	652,097	(505,817)	—	—	146,280
HSBC	1,713	(1,713)	—	—	—
JPHQ	1,046,545	(604,132)	—	(442,413)	—
JPHQ[b]	606,610	—	—	—	606,610
MSCO	1,325,195	(1,264,123)	—	—	61,072
MSCO[c]	935,641	(935,641)	—	—	—
MSCS	438,609	(329,138)	—	(109,471)	—
MSCS[b]	2,266,173	—	—	—	2,266,173

Total	$9,390,279	$(4,309,516)	$—	$(1,898,002)	$3,182,761

a In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

b Represents derivatives not subject to an ISDA master agreement.

c Represents derivatives owned by the K2 Holdings Investment Corp., a wholly-owned subsidiary of the Fund. See Note 1(k).

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 101.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (Global Credit Facility) which matures on February 4, 2022. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended May 31, 2021, the Fund did not use the Global Credit Facility.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of May 31, 2021, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$475,749,013	$70,019,134		$44,549	[c]	$545,812,696
Convertible Bonds	—	170,364,366		—		170,364,366
Corporate Bonds and Notes	—	122,955,806		54,319		123,010,125
Corporate Bonds and Notes in Reorganization	—	5,538,670		—		5,538,670
Senior Floating Rate Interests	—	4,019,208		241,637		4,260,845
Credit-Linked Notes	—	3,330,323		2,362,697		5,693,020
Foreign Government and Agency Securities	—	45,199,511		125,147		45,324,658
Foreign Government and Agency Securities in Reorganization	—	148,500		—		148,500
U.S. Government and Agency Securities	—	477,101		—		477,101
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	92,437,708		36,841		92,474,549
Municipal Bonds in Reorganization	—	8,196,212		—		8,196,212
Options Purchased	1,337,552	335,842		—		1,673,394
Short Term Investments	300,476,090	908,116		—		301,384,206

Total Investments in Securities	$777,562,655	$523,930,497	[d]	$2,865,190		$1,304,358,342

Other Financial Instruments:
Futures Contracts	$2,583,470	$—		$—		$2,583,470
Forward Exchange Contracts	—	2,136,929		—		2,136,929
Swap Contracts	—	8,784,287		—		8,784,287
Unfunded Loan Commitments	—	—		1,208	[e]	1,208

Total Other Financial Instruments	$2,583,470	$10,921,216		$1,208		$13,505,894

Liabilities:
Other Financial Instruments:
Options Written	$364,763	$—		$—		$364,763
Securities Sold Short[a]	221,799,158	21,399,667	[f]	—		243,198,825
Futures Contracts	3,675,587	—		—		3,675,587
Forward Exchange Contracts	—	4,112,668		—		4,112,668
Swap Contracts	—	5,429,394		—		5,429,394
Unfunded Loan Commitments	—	35,343	[e]	—		35,343

Total Other Financial Instruments	$225,839,508	$30,977,072		$—		$256,816,580

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

13. Fair Value Measurements (continued)

a For detailed categories, see the accompanying Consolidated Statement of Investments.

b Includes common, preferred and convertible preferred stocks and exchange traded funds as well as other equity interests.

c Includes securities determined to have no value at May 31, 2021.

d Includes foreign securities valued at $69,997,168, which were categorized as Level 2 as a result of the application of market level fair value procedures. See the Financial Instrument Valuation note for more information.

e Included in unrealized depreciation on unfunded loan commitments in the Consolidated Statement of Assets and Liabilities.

f Includes foreign securities valued at $7,109,791, which were categorized as Level 2 as a result of the application of market level fair value procedures. See the Financial Instrument Valuation note for more information.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year.

14. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the consolidated financial statements.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure, except for the following:

On July 13, 2021, the Board approved a change to the automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 8 years. The change will become effective August 2, 2021. Further details are disclosed in the Fund’s Prospectus.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin K2 Alternative Strategies Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BNPP	BNP Paribas	ARS	Argentine Peso	ADR	American Depositary Receipt
BNYM	The Bank of New York Mellon Corp.	AUD	Australian Dollar	ARM	Adjustable Rate Mortgage
BOFA	Bank of America Corp.	BRL	Brazilian Real	BADLAR	Argentina Deposit Rates BADLAR Private Banks ARS
BZWS	Barclays Bank PLC	CAD	Canadian Dollar	BBSW	Bank Bill Swap Rate
CITI	Citigroup, Inc.	CHF	Swiss Franc	CAC	Cotation Assistee en Continu
DBAB	Deutsche Bank, AG	CNY	Chinese Yuan	CLO	Collateralized Loan Obligation
FBCO	Credit Suisse Group AG	COP	Colombian Peso	COPIBR	Colombian Peso Interbank Offered Rate
GSCO	The Goldman Sachs Group, Inc.	EGP	Egyptian Pound	DIP	Debtor-In-Possession
HSBC	HSBC Bank USA, N.A.	EUR	Euro	DAX	Deutscher Aktienindex
JPHQ	JP Morgan Chase & Co.	GBP	British Pound	DJIA	Dow Jones Industrial Average
MSCO	Morgan Stanley & Co. LLC	GHS	Ghanaian Cedi	EONIA	Euro OverNight Index Average
MSCS	Morgan Stanley Capital Services LLC	HKD	Hong Kong Dollar	ETF	Exchange Traded Fund
		IDR	Indonesian Rupiah	EURIBOR	Euro Interbank Offered Rate
		INR	Indian Rupee	FEDEF	Federal Funds Effective Rate
		JPY	Japanese Yen	FHLMC	Federal Home Loan Mortgage Corp.
		KES	Kenyan Shilling	FNMA	Federal National Mortgage Association
		MXN	Mexican Peso	FRN	Floating Rate Note
		NZD	New Zealand Dollar	FTSE	Financial Times Stock Exchange
		PLN	Polish Zloty	GO	General Obligation
		RUB	Russian Ruble	HIBOR	Hong Kong Interbank Offer Rate
		SEK	Swedish Krona	JIBAR	Johannesburg Interbank Agreed Rate
		SGD	Singapore Dollar	LIBOR	London InterBank Offered Rate
		UGX	Ugandan Shilling	MIB	Milano Italia Borsa
		USD	United States Dollar	MSCI	Morgan Stanley Capital International
		ZAR	South African Rand	MTN	Medium Term Note
				PIK	Payment In-Kind
				REIT	Real Estate Investment Trust
				SARON	Swiss Average Rate Overnight
				SIBOR	Singapore Interbank Offered Rate
				SOFR	Secured Overnight Financing Rate
				SONIA	Sterling Overnight Index Average
				SPAC	Special Purpose Acquisition Company
				SPDR	Standard & Poor’s Depositary Receipt
				STIBOR	Stockholm Interbank Offered Rate
				TOPIX	Tokyo Price Index
				WIBOR	Warsaw Interbank Offered Rate

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds

and Shareholders of Franklin K2 Alternative Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Franklin K2 Alternative Strategies Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the consolidated statement of investments, as of May 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Franklin K2 Alternative Strategies Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

July 26, 2021

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $10,528,528 as long term capital gain dividend for the fiscal year ended May 31, 2021.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $4,068,331 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended May 31, 2021. Distributions, including qualified dividend income, paid during calendar year 2021 will be reported to shareholders on Form 1099-DIV by mid-February 2022. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson	Trustee since 2011 and Chairperson since 2020	29	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), formerly, Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and formerly, Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	FTAC Olympus Acquisition Corp. (special purpose fintech acquisition company) (2020-present) and FTAC Parnassus Acquisition Corp. (special purpose fintech acquisition company) (February 2021-present); and formerly, FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018- 2021).

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith E. Mitchell (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	29	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Robert E. Wade (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	29	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	11	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	137	None

Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	60	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since October 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 42 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 42 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 42 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 39 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 42 of the investment companies in Franklin Templeton.

Brooks Ritchey (1959) 300 Atlantic Street Stamford, CT 06901	President and Chief Executive Officer – Investment Management	Since December 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Managing Director and Co-Head of the Investment Research & Management, K2 Advisors; and officer of one of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 42 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 42 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective October 17, 2020, Charles Rubens, II ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreement and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin K2 Alternative Strategies Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 19, 2021, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Apollo Credit Management LLC

Bardin Hill Arbitrage IC Management LP

Chilton Investment Company, LLC

Elementum Advisors, LLC

Ellington Global Asset Management, LLC

EMSO Asset Management Limited

Graham Capital Management, L.P.

Jennison Associates LLC

Lazard Asset Management, LLC

Loomis, Sayles & Company, L.P.

P. Schoenfeld Asset Management LP

Portland Hill Asset Management Limited

Wellington Management Company, LLP

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FT complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

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SHAREHOLDER INFORMATION

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, continues to evolve, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). Because some of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group determined by Lipper, K2 Advisors requested a second peer group including funds that K2 Advisors considers to be peer funds (“Alternate Expense Group”), which management further revised for the Board’s consideration. While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties and took into account management’s further revisions to the Alternate Expense Group as part of their considerations.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FT from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FT to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity in the current work-from-home environment and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each

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Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation. The Board also considered the investment management services that the investment manager provides to the Cayman Islands-based company, which is wholly owned by the Fund (Cayman Subsidiary).

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management,(5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the

Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process

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employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in October 2013, the trustees reviewed the investment performance of the Fund for the one-, three-, and five-year and since inception periods ended December 31, 2020.

As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional alternative multi-strategy funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2020 and total returns also in the second-best performing quintile for the three- and five-year periods ended December 31, 2020 and in the best performing quintile for the since inception period ended December 31, 2020. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the profits realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In this regard, the trustees took into account the introduction in 2020 of breakpoints in the investment management fee schedule of the Fund, which were designed to better position the Fund for potential asset growth. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board also considered the reductions negotiated by K2 Advisors in the sub-advisory fees charged by the Sub-Advisers, including the addition of breakpoints in the sub-advisory fee schedules of certain Sub-Advisors in 2020. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor.

Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to

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be provided. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements. The Board also considered the investment management services that the investment manager provides to the Cayman Subsidiary and the related fee waivers that were in place.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group.

Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of its Base Expense Group and the second-most expensive quintile of its Alternate Expense Group. The Fund’s total expenses were in the most expensive quintile of its Base Expense Group and the middle quintile of its Alternate Expense Group.

Noting (i) that the Fund’s total expenses were lower than the Fund’s primary competitor, (ii) the factors and limitations with respect to the Broadridge Section 15(c) Report (including the inclusion of single-manager funds in both peer groups), and (iii) factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2020, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by K2 Advisors and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided. In addition, the Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The trustees noted that benefits of economies of scale will, depending on the fee waiver and expense limitation arrangement in effect at the time, potentially be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

Liquidity Risk Management Program-Funds no HLIM

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees held in May 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

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Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive, or receive notice of the availability of, the Fund’s financial reports every six months. In addition, you will receive an annual updated summary prospectus (detail prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports (to the extent received by mail) and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin K2 Alternative Strategies Fund

Investment Manager	Distributor	Shareholder Services
K2/D&S Management Co., L.L.C.	Franklin Templeton Distributors, Inc. (800) DIAL BEN®/342-5236 franklintempleton.com	(800) 632-2301
© 2021 Franklin Templeton Investments. All rights reserved.		068 A 07/21

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN K2 LONG SHORT CREDIT FUND

A Series of Franklin Alternative Strategies Funds

May 31, 2021

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SHAREHOLDER LETTER

Dear Fellow Shareholder:

During the 12 months ended May 31, 2021, the global economy began to recover from the disruptions caused by the onset of the novel coronavirus (COVID-19) pandemic in early 2020 and subsequent economic lockdowns imposed by many governments worldwide. Global stocks and bonds generally advanced during the period amid the reopening of many economies and investor optimism about the development of COVID-19 treatments and vaccines, as well as the beginning of vaccination programs in many countries. Many central banks, including the U.S. Federal Reserve (Fed) and the European Central Bank, maintained low benchmark interest rates and continued their monetary stimulus programs to bolster economic growth. Investor sentiment was further boosted by encouraging economic data from China and the U.S., as well as the Fed’s indication through period-end that, despite rising inflation, it would continue to support low interest rates for some time.

In this environment, global developed market stocks, as measured by the MSCI World Index (USD), posted a +41.28% total return for the period.1 Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a +51.51% total return.1 Global government bonds, as measured by the FTSE World Government Bond Index (USD), posted a +2.49% total return.1

We are committed to our long-term perspective and disciplined investment approach as we continue to conduct a rigorous analysis of Fund subadvisors and markets with a strong emphasis on investment risk management.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

We believe active, professional investment management serves investors well. We also recognize the important role of financial professionals in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the future.

Sincerely,

Brooks Ritchey

President and Chief Executive Officer –

Investment Management

Franklin Alternative Strategies Funds

This letter reflects our analysis and opinions as of May 31, 2021, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin K2 Long Short Credit Fund

This annual report for Franklin K2 Long Short Credit Fund covers the fiscal year ended May 31, 2021.

Your Fund’s Goal and Main Investments

The Fund seeks total return through a combination of current income, capital preservation and capital appreciation. The Fund seeks to achieve its investment goal by allocating its assets across multiple alternative strategies in the fixed income and credit areas, including, but not limited to, some or all of the following: credit long short, structured credit and emerging market fixed income. The Fund is structured as a multi-manager fund, meaning the Fund’s assets are managed by multiple subadvisors, and the Fund’s investment manager has overall responsibility for the Fund’s investments.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit-related investments. The Fund invests in a wide range of securities and other investments including, but not limited to: corporate bonds, mortgage-backed securities (MBS) and asset-backed securities (ABS), U.S. government and agency securities, collateralized debt and loan obligations, foreign government and supranational debt securities, loans and loan participations and derivatives with similar economic characteristics. The Fund may also invest in repurchase agreements, reverse repurchase agreements, mortgage real estate investment trusts (REITs) and other similar transactions.

Performance Overview

The Fund’s Class A shares posted a +13.33% cumulative total return for the 12 months under review. For comparison, the Fund’s primary benchmark, the HFRX Fixed Income - Credit Index, which measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, posted a +12.86% cumulative total return for the same period.1 Also for comparison, the Fund’s secondary benchmark, the ICE BofA U.S. 3-Month Treasury Bill Index, which is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +0.11% cumulative total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition*

5/31/21

% of Total Net Assets
Long Positions	75.1%
Short Positions	-4.7%
Short-Term Investments	21.4%
Other Assets, less Liabilities	8.2%

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a +42.48% total return for the 12 months ended May 31, 2021.2 Global equities rebounded from the market turmoil at the onset of the novel coronavirus (COVID-19) pandemic amid strong monetary and fiscal stimulus measures, easing lockdown restrictions and the development of COVID-19 treatments and vaccines. Geopolitical tensions and rising infection rates in the fall of 2020 briefly drove stock prices lower, but the start of vaccination programs and expectations for additional fiscal stimulus measures led many equity markets to reach new highs. Improving economic data in many countries generally tempered investor concerns about rising inflation.

In the U.S., equities rallied following the initial shock of pandemic-related restrictions and mass layoffs. Monetary and fiscal stimulus measures, partial economic reopening, rising retail sales and optimism about treatments and potential vaccines for COVID-19 drove equities higher. Following a record annualized decline in second-quarter 2020 gross domestic product (GDP), resilient consumer spending helped drive the third-quarter GDP to expand at a record annualized

1. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income - Credit Index is being used under license from Hedge Fund Research, Inc., which does not endorse or approve of any of the contents of this report.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Unlike most asset class indexes, HFR Index returns reflect fees and expenses.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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FRANKLIN K2 LONG SHORT CREDIT FUND

rate, with fourth-quarter 2020 GDP and first-quarter 2021 GDP expanding at a less robust pace. Equity prices continued to rise during the summer of 2020 before declining in the fall due to rising COVID-19 infection rates and uncertainty about additional fiscal stimulus and the U.S. presidential election. Investor sentiment improved beginning in November 2020 following the outcome of the U.S. presidential election, the start of COVID-19 vaccination programs and the passage of a large U.S. stimulus bill. A decline in the unemployment rate also helped drive a rebound in earnings and equity prices, resulting in all-time price highs for the Standard & Poor’s® 500 Index (S&P 500®) in early May 2021.

The U.S. Federal Reserve (Fed) kept the federal funds target rate at a record-low range of 0.00%–0.25% and continued its program of open-ended bond purchases to help keep markets functioning. Furthermore, the Fed reiterated that interest rates would likely remain low, even if inflation moderately exceeded the Fed’s 2% target.

The economic recovery in the eurozone was relatively weak, as quarter-over-quarter GDP growth rebounded in 2020’s third quarter but slightly contracted over the subsequent two quarters. GDP growth rates were mostly negative among the region’s largest economies amid renewed lockdowns and delays in COVID-19 vaccine distribution. Nevertheless, general optimism that successful vaccine programs would lift global growth, along with a Brexit resolution, helped European developed market equities, as measured by the MSCI Europe Index (USD), to post a +43.30% total return for the 12 months under review.2

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a +41.27% total return for the 12-month period.2 China, a key driver of regional economies, began to recover in 2020’s second quarter and was the only major global economy to post positive GDP growth for full-year 2020 amid strong manufacturing gains. In the final three months of the reporting period, several Asian equity markets declined due to rising COVID-19 infection rates in many countries, especially India, as well as inflation concerns.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a +51.51% total return for the 12 months under review.1 Generally improving economic activity, stabilizing oil prices and U.S. dollar weakness supported emerging market equities. Late in the reporting period, higher COVID-19 cases in some countries and concerns about inflation amid rising commodity prices dampened investor enthusiasm in emerging market equities.

Investment Strategy

We manage the Fund using a multi-manager approach. While we have overall responsibility for the Fund’s investments, we allocate the Fund’s assets to multiple subadvisors, each of whom independently manages a separate portion of the Fund’s portfolio in accordance with some or all of the following strategies: credit long short, structured credit and emerging market fixed income. We allocate the Fund’s assets among these strategies utilizing a top-down approach, generating the Fund’s strategy and subadvisor weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and other investment options,

among other things. We allocate the Fund’s assets to specific subadvisors utilizing a bottom-up approach, selecting subadvisors and their weighting within the Fund’s portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations.

Credit long short strategies seek to isolate issuer-specific exposure, while limiting general market risks, by taking long and/or short positions in debt securities and other related instruments. Structured credit strategies aim to profit from trading in interest-rate sensitive securities such as residential and commercial MBS, REITs, credit default swaps on various indexes, collateralized loan obligations (CLOs) and ABS. Emerging market fixed income strategies invest in corporate and/or sovereign securities in emerging markets countries with a focus on fixed income. The Fund may invest in debt securities of any credit quality or rating, including high-yield (“junk”) bonds, distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default. The Fund may engage in active and frequent trading as part of its investment strategies.

The Fund takes long and/or short positions in a wide range of asset classes, including credit, fixed income, equities and currencies, among others. The Fund may gain long or short exposure to select instruments by utilizing derivatives, engaging in short sales or entering into a series of purchase and sale contracts or repurchase agreements. Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price. The Fund may also use derivatives for hedging and nonhedging (investment) purposes, although no subadvisor is required to hedge any of the Fund’s positions or to use derivatives. Such derivative investments may include currency forward contracts; futures contracts; put and call options on currencies, securities, indexes and exchange-traded funds; and swaps.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Subadvisors

5/31/21

Credit Long Short

Apollo Credit Management LLC

Benefit Street Partners L.L.C.

Structured Credit

Ellington Global Asset Management, LLC

Medalist Partners, LP

Emerging Market Fixed Income

Emso Asset Management Limited

Manager’s Discussion

The Fund’s subadvisors for the 12 months under review were Apollo Management, Benefit Street Partners (BSP; added in September 2020), Chatham Asset Management (liquidated in December 2020), Ellington Global Asset Management, Emso Asset Management and Medalist Partners. All six subadvisors made positive contributions to the Fund’s absolute performance for the fiscal year. Medalist was the top contributor, followed by Ellington, Apollo, BSP, Emso and Chatham. The subadvisors with assets allocated at period-end are also listed in the Subadvisors table on this page.

All of the Fund’s three underlying strategies strengthened absolute performance for the 12-month period. The largest positive contributor was structured credit, followed by credit long short and emerging market fixed income. By asset class, the top positive contributors to the Fund’s aggregate returns were fixed income structured products and corporate fixed income. Conversely, the largest detractors from Fund performance included equity shorts, hedges, and swaps.

In terms of aggregate sector exposures, the top positive drivers of Fund performance were MBS, ABS and communication services. In contrast, credit index shorts, swaps and short equity index exposures hindered returns.

In the structured credit strategy, long positions in MBS and ABS contributed positively to results. Conversely, detractors from strategy results included credit index hedges.

In the credit long short strategy, long positions in corporate bonds, specifically within the consumer discretionary and communication services sectors, benefited strategy performance. Conversely, net detractors included short exposure to the S&P 500 and swaps.

The emerging market fixed income strategy benefited primarily from a long position in municipal fixed rate callable bonds in Puerto Rico and a long position in total return swaps in Indonesia. In contrast, a long position in sovereign bonds in Russia detracted, as did a short position in equity index futures.

Over the 12-month reporting period, we substantially reduced the Fund’s position in the structured credit strategy, trimming our allocations to subadvisors Ellington and Medalist. Within the credit long short strategy, we eliminated our position in Chatham, added a position in BSP and increased our exposure to Apollo, ultimately resulting in a modestly larger position in the credit long short strategy compared to the position size at the beginning of the period. We also marginally increased the Fund’s allocation to emerging market fixed income subadvisor Emso.

Thank you for your participation in Franklin K2 Long Short Credit Fund. We look forward to continuing to serve your future investment needs.

Robert Christian
Co-Lead Portfolio Manager

Brooks Ritchey
Co-Lead Portfolio Manager

Art Vinokur
Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2021, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Performance Summary as of May 31, 2021

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/211

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+13.33%	+7.14%
5-Year	+26.86%	+3.70%
Since Inception (9/8/15)	+30.65%	+3.75%

Advisor
1-Year	+13.45%	+13.45%
5-Year	+27.91%	+5.05%
Since Inception (9/8/15)	+31.73%	+4.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. These differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/8/15–5/31/21)

Advisor Class (9/8/15–5/31/21)

See page 8 for Performance Summary footnotes.

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FRANKLIN K2 LONG SHORT CREDIT FUND

PERFORMANCE SUMMARY

Distributions (6/1/20–5/31/21)

Share Class	Net Investment Income	Short-Term Capital Gain	Total
A	$0.2574	$0.0110	$0.2684
C	$0.1764	$0.0110	$0.1874
R	$0.2292	$0.0110	$0.2402
R6	$0.2492	$0.0110	$0.2602
Advisor	$0.2809	$0.0110	$0.2919

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver
A	2.32%	2.82%
Advisor	2.07%	2.57%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s performance depends on the manager’s skill in selecting, overseeing and allocating Fund assets to the subadvisors. The Fund is actively managed and could experience losses if the manager’s and subadvisors’ judgment about particular Fund portfolio investments prove to be incorrect. Some subadvisors may have little or no experience managing the assets of a registered investment company. Bond prices generally move in the opposite direction of interest rates. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Lower-rated or high-yield debt securities (junk bonds) involve greater credit risk, including the possibility of default or bankruptcy. Liquidity risk exists when securities become more difficult to sell, or are unable to be sold, at the price at which they have been valued. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks, including the risks of foreign investments.

1. The Fund has an expense reduction contractually guaranteed through 9/30/21. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: FactSet. Hedge Fund Research, Inc. – www.hedgefundresearch.com. The HFRX Fixed Income – Credit Index measures performance of strategies with exposure to credit across a broad continuum of credit substrategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy and other relative value and event driven substrategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities.

6. Source: Morningstar. The ICE BofA U.S. 3-Month Treasury Bill Index is an index of short-term U.S. government securities with a remaining term to final maturity of less than three months.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN K2 LONG SHORT CREDIT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/20	Ending Account Value 5/31/21	Expenses Paid During Period 12/1/20–5/31/21[1,2]	Ending Account Value 5/31/21	Expenses Paid During Period 12/1/20–5/31/21[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,042.40	$11.30	$1,013.86	$11.15	2.22%
C	$1,000	$1,038.20	$15.19	$1,010.02	$14.98	2.99%
R	$1,000	$1,041.10	$12.62	$1,012.57	$12.44	2.48%
R6	$1,000	$1,044.40	$9.68	$1,015.46	$9.55	1.90%
Advisor	$1,000	$1,042.70	$10.13	$1,015.01	$10.00	1.99%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Financial Highlights

Franklin K2 Long Short Credit Fund

	Year Ended May 31,

	2021	2020	2019	2018	2017

Class A
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.86	$10.45	$10.50	$10.49	$10.15

Income from investment operations[a]:

Net investment income[b]	0.28	0.23	0.37	0.29	0.23

Net realized and unrealized gains (losses)	1.03	(0.53)	(0.02)	0.08	0.53

Total from investment operations	1.31	(0.30)	0.35	0.37	0.76

Less distributions from:

Net investment income	(0.26)	(0.25)	(0.31)	(0.19)	(0.32)

Net realized gains	(0.01)	(0.04)	(0.09)	(0.17)	(0.10)

Total distributions	(0.27)	(0.29)	(0.40)	(0.36)	(0.42)

Net asset value, end of year	$10.90	$9.86	$10.45	$10.50	$10.49

Total return[c]	13.33%	(2.92)%	3.42%	3.63%	7.58%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	2.85%	3.24%	3.15%	3.51%	3.50%

Expenses net of waiver, payments by affiliates and expense reduction[d]	2.27% [e]	2.74%	2.69%	2.98% [e]	2.75%

Expenses incurred in connection with securities sold short	0.41%	0.58%	0.62%	0.89%	0.76%

Net investment income	2.61%	2.24%	3.49%	2.71%	2.24%

Supplemental data

Net assets, end of year (000’s)	$26,581	$20,212	$27,870	$45,088	$41,001

Portfolio turnover rate	194.81%	205.14%	158.66%	251.81%	317.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2021	2020	2019	2018	2017

Class C
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.69	$10.26	$10.34	$10.35	$10.07

Income from investment operations[a]:

Net investment income[b]	0.19	0.15	0.27	0.19	0.14

Net realized and unrealized gains (losses)	1.01	(0.52)	(0.01)	0.07	0.52

Total from investment operations	1.20	(0.37)	0.26	0.26	0.66

Less distributions from:

Net investment income	(0.18)	(0.16)	(0.25)	(0.10)	(0.28)

Net realized gains	(0.01)	(0.04)	(0.09)	(0.17)	(0.10)

Total distributions	(0.19)	(0.20)	(0.34)	(0.27)	(0.38)

Net asset value, end of year	$10.70	$9.69	$10.26	$10.34	$10.35

Total return[c]	12.40%	(3.66)%	2.61%	2.70%	6.56%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	3.64%	3.96%	4.03%	4.37%	4.44%

Expenses net of waiver, payments by affiliates and expense reduction[d]	3.05% [e]	3.46%	3.57%	3.84% [e]	3.69%

Expenses incurred in connection with securities sold short	0.41%	0.58%	0.62%	0.89%	0.76%

Net investment income	1.82%	1.52%	2.61%	1.85%	1.30%

Supplemental data

Net assets, end of year (000’s)	$2,945	$2,882	$2,893	$2,503	$1,507

Portfolio turnover rate	194.81%	205.14%	158.66%	251.81%	317.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2021	2020	2019	2018	2017

Class R
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.77	$10.36	$10.41	$10.41	$10.10

Income from investment operations[a]:

Net investment income[b]	0.25	0.21	0.33	0.25	0.20

Net realized and unrealized gains (losses)	1.01	(0.53)	(0.01)	0.09	0.53

Total from investment operations	1.26	(0.32)	0.32	0.34	0.73

Less distributions from:

Net investment income	(0.23)	(0.23)	(0.28)	(0.17)	(0.32)

Net realized gains	(0.01)	(0.04)	(0.09)	(0.17)	(0.10)

Total distributions	(0.24)	(0.27)	(0.37)	(0.34)	(0.42)

Net asset value, end of year	$10.79	$9.77	$10.36	$10.41	$10.41

Total return	12.95%	(3.13)%	3.12%	3.29%	7.29%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	3.15%	3.46%	3.50%	3.82%	3.83%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.55% [d]	2.96%	3.04%	3.29% [d]	3.08%

Expenses incurred in connection with securities sold short	0.41%	0.58%	0.62%	0.89%	0.76%

Net investment income	2.31%	2.02%	3.14%	2.40%	1.91%

Supplemental data

Net assets, end of year (000’s)	$196	$169	$166	$162	$127

Portfolio turnover rate	194.81%	205.14%	158.66%	251.81%	317.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2021	2020	2019	2018	2017

Class R6
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.87	$10.45	$10.51	$10.50	$10.15

Income from investment operations[a]:

Net investment income[b]	0.31	0.26	0.36	0.31	0.24

Net realized and unrealized gains (losses)	1.02	(0.53)	— [c]	0.08	0.53

Total from investment operations	1.33	(0.27)	0.36	0.39	0.77

Less distributions from:

Net investment income	(0.25)	(0.27)	(0.33)	(0.21)	(0.32)

Net realized gains	(0.01)	(0.04)	(0.09)	(0.17)	(0.10)

Total distributions	(0.26)	(0.31)	(0.42)	(0.38)	(0.42)

Net asset value, end of year	$10.94	$9.87	$10.45	$10.51	$10.50

Total return	13.54%	(2.58)%	3.53%	3.76%	7.71%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[d]	2.58%	2.95%	3.10%	3.35%	3.43%

Expenses net of waiver, payments by affiliates and expense reduction[d]	1.99% [e]	2.41%	2.55%	2.83% [e]	2.68%

Expenses incurred in connection with securities sold short	0.42%	0.58%	0.62%	0.89%	0.76%

Net investment income	2.88%	2.57%	3.63%	2.86%	2.31%

Supplemental data

Net assets, end of year (000’s)	$6	$5	$233	$13	$13,052

Portfolio turnover rate	194.81%	205.14%	158.66%	251.81%	317.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin K2 Long Short Credit Fund (continued)

	Year Ended May 31,

	2021	2020	2019	2018	2017

Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.88	$10.46	$10.51	$10.50	$10.15

Income from investment operations[a]:

Net investment income[b]	0.30	0.26	0.38	0.30	0.24

Net realized and unrealized gains (losses)	1.02	(0.53)	(0.01)	0.09	0.53

Total from investment operations	1.32	(0.27)	0.37	0.39	0.77

Less distributions from:

Net investment income	(0.28)	(0.27)	(0.33)	(0.21)	(0.32)

Net realized gains	(0.01)	(0.04)	(0.09)	(0.17)	(0.10)

Total distributions	(0.29)	(0.31)	(0.42)	(0.38)	(0.42)

Net asset value, end of year	$10.91	$9.88	$10.46	$10.51	$10.50

Total return	13.45%	(2.61)%	3.60%	3.75%	7.70%

Ratios to average net assets

Expenses before waiver, payments by affiliates and expense reduction[c]	2.65%	2.96%	3.03%	3.37%	3.44%

Expenses net of waiver, payments by affiliates and expense reduction[c]	2.06% [d]	2.46%	2.57%	2.84% [d]	2.69%

Expenses incurred in connection with securities sold short	0.41%	0.58%	0.62%	0.89%	0.76%

Net investment income	2.81%	2.52%	3.61%	2.85%	2.30%

Supplemental data

Net assets, end of year (000’s)	$76,637	$73,047	$86,868	$45,514	$25,125

Portfolio turnover rate	194.81%	205.14%	158.66%	251.81%	317.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(h).

dBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Statement of Investments, May 31, 2021

Franklin K2 Long Short Credit Fund

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests 2.8%
	Biotechnology 0.0%†
a	CytoDyn Inc.	United States	2,389	$4,539

	Commercial Services & Supplies 0.4%
a	CM Life Sciences III Inc.	United States	2,593	27,667
	Covanta Holding Corp.	United States	5,993	88,756
a	dMY Technology Group Inc. IV, A	United States	189	1,862
a	dMY Technology Group Inc. IV, wts., 12/31/27, A	United States	37	44
a	Executive Network Partnering Corp., A	United States	6,280	61,042
a	Executive Network Partnering Corp., wts., 9/25/28	United States	925	722
a	Gores Guggenheim Inc.	United States	2,956	29,353
a	Gores Technology Partners II Inc.	United States	362	3,620
a	Gores Technology Partners Inc.	United States	145	1,443
a	Hedosophia European Growth	Cayman Islands	1,142	14,021
a	Landcadia Holdings IV Inc.	United States	3,613	35,877
a	Post Holdings Partnering Corp.	United States	788	7,919
a	Tech And Energy Transition Corp.	United States	2,499	24,990
a	Tishman Speyer Innovation Corp. II, A	United States	113	1,117
a	Tishman Speyer Innovation Corp. II, wts., 02/11/26, A	United States	22	26
a	TWC Tech Holdings II Corp., A	United States	6,558	64,793
a	TWC Tech Holdings II Corp., wts., 9/15/27	United States	400	656
a	Twelve Seas Investment Co. II, A	United States	3,059	29,978
a	Twelve Seas Investment Co. II, wts., 3/02/28	United States	1,019	662

				394,548

	Diversified Financial Services 0.7%
a	2MX Organic SA, wts., 11/16/25	France	1,165	634
a	Aequi Acquisition Corp.	United States	440	4,374
a	Aequi Acquisition Corp., A	United States	3,553	34,322
a	African Gold Acquisition Corp., A	United States	1,912	18,470
a	African Gold Acquisition Corp., wts., 03/13/28, A	United States	1,434	717
a	Agile Growth Corp.	United States	1,265	12,574
a	Alkuri Global Acquisition Corp.	United States	1,218	12,290
a	ArcLight Clean Transition Corp. II	United States	1,003	10,050
a	Ares Acquisition Corp., A	United States	2,110	20,615
a	Ares Acquisition Corp., wts., 12/30/21	United States	566	600
a	CC Neuberger Principal Holdings III, wts., 12/31/27	United States	231	259
a	CF Acquisition Corp. V, A	United States	1,761	17,029
a	CF Acquisition Corp. V, wts., 1/25/26, A	United States	603	564
a	CF Acquisition Corp. VIII	United States	727	7,234
a	Churchill Capital Corp. VII, wts., 2/29/28	United States	27	31
a	Decarbonization Plus Acquisition Corp. II, A	United States	1,373	13,483
a	Decarbonization Plus Acquisition Corp. III	United States	3,547	35,470
a	DHC Acquisition Corp., A	United States	1,838	17,764
a	DHC Acquisition Corp., wts., 12/31/27	United States	612	722
a	Disruptive Acquisition Corp. I	United States	2,007	20,050
a	Dragoneer Growth Opportunities Corp. III, A	United States	3,050	30,652
a	ECP Environmental Growth Opportunities Corp., wts., 2/11/28	United States	135	122
a	European Biotech Acquisition Corp.	Netherlands	361	3,578
a	Fast Acquisition Corp. II	United States	723	7,172
a	Figure Acquisition Corp. I, A	United States	409	4,110
a	Figure Acquisition Corp. I, wts., 12/31/27, A	United States	345	379
a	Fortress Value Acquisition Corp. IV	United States	1,319	13,137
a	Forum Merger IV Corp.	United States	849	8,431
a	Freedom Acquisition I Corp., A	United States	573	5,572
a	Freedom Acquisition I Corp., wts., 12/31/27	United States	143	151
a	FTAC Hera Acquisition Corp., A	United States	1,805	17,635
a	FTAC Hera Acquisition Corp., wts., 2/28/26	United States	451	501
a	Fusion Acquisition Corp. II, A	United States	956	9,245

franklintempleton.com	Annual Report	15

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
a	Fusion Acquisition Corp. II, wts., 12/31/27, A	United States	318	$235
a	Glenfarne Merger Corp.	United States	361	3,585
a	Investindustrial Acquisition Corp., wts., 10/30/27	United States	580	493
a	ION Acquisition Corp. 3 Ltd, A	Israel	796	7,841
a	Joff Fintech Acquisition Corp., A	United States	1,575	15,183
a	Joff Fintech Acquisition Corp., wts., 2/04/28	United States	525	441
a	Khosla Ventures Acquisition Co., A	United States	2,127	21,398
a	Khosla Ventures Acquisition Co. II, A	United States	2,956	29,708
a	Khosla Ventures Acquisition Co. III, A	United States	3,571	35,639
a	KKR Acquisition Holdings I Corp.	United States	1,809	18,162
a	L Catterton Asia Acquisition Corp.	Singapore	668	6,673
a	Lakestar SPAC I SE	Luxembourg	575	7,000
a	Lakestar SPAC I SE, wts., 12/31/25	Luxembourg	210	218
a	LDH Growth Corp. I	United States	180	1,805
a	Lead Edge Growth Opportunities Ltd.	United States	1,379	13,721
a	Leo Holdings III Corp., A	Bahamas	382	3,723
a	Leo Holdings III Corp., wts., 3/02/28	United States	76	67
a	Lerer Hippeau Acquisition Corp., A	United States	2,839	28,078
a	Live Oak Mobility Acquisition Corp., A	United States	757	7,373
a	Live Oak Mobility Acquisition Corp., wts., 3/04/28	United States	151	157
a	MDH Acquisition Corp., A	United States	1,367	13,198
a	MDH Acquisition Corp., wts., 2/02/28, A	United States	683	416
a	The Music Acquisition Corp., A	United States	1,590	15,502
a	The Music Acquisition Corp., wts., 2/05/28, A	United States	795	485
a	Nightdragon Acquisition Corp., A	United States	367	3,582
a	Nightdragon Acquisition Corp., wts., 4/22/26	United States	63	69
a	Northern Genesis Acquisition Corp. III	United States	170	1,693
a	Obotech Acquisition SE, A	Luxembourg	1,240	14,708
a	Obotech Acquisition SE, wts., 4/30/26	Luxembourg	413	455
a	Pegasus Acquisition Co. Europe BV	Netherlands	1,768	21,620
a	Peridot Acquisition Corp. II	United States	735	7,335
a	Pioneer Merger Corp., A	United States	597	5,898
a	Population Health Investment Co. Inc., A	United States	342	3,355
a	Powered Brands, A	United States	1,065	10,458
a	PWP Forward Acquisition Corp. I	United States	1,807	17,944
a	Ross Acquisition Corp. II	United States	1,286	12,796
a	Silver Crest Acquisition Corp., A	Hong Kong	857	8,261
a	Silver Crest Acquisition Corp., wts., 12/15/25	United States	428	278
a	Supernova Partners Acquisition Co. II Ltd., A	United States	2,379	23,219
a	Supernova Partners Acquisition Co. II Ltd., wts., 12/31/27	United States	594	561
a	Supernova Partners Acquisition Co. III Ltd.	United States	2,530	25,300
a	SVF Investment Corp. 2, A	United States	72	720
a	SVF Investment Corp. 3, A	United States	72	716
a	TCV Acquisition Corp., A	United States	500	5,000
a	TCW Special Purpose Acquisition Corp., A	United States	1,838	17,918
a	TCW Special Purpose Acquisition Corp., wts., 12/31/28	United States	612	450
a	Tekkorp Digital Acquisition Corp., wts., 9/29/27	United States	433	390
a	TPG Pace Beneficial II Corp., A	United States	83	831
a	TPG Pace Solutions Corp.	United States	95	943
a	Twin Ridge Capital Acquisition Corp., A	United States	2,202	21,780
a	Twin Ridge Capital Acquisition Corp., wts., 03/07/28	United States	734	484
a	VPC Impact Acquisition Holdings II Inc., A	United States	1,084	10,710
a	VPC Impact Acquisition Holdings II, wts., 3/05/26	United States	271	244
a	VPC Impact Acquisition Holdings III Inc., A	United States	1,445	14,190
a	VPC Impact Acquisition Holdings III Inc., wts., 12/31/27, A	United States	361	316
a	Waldencast Acquisition Corp.	United States	296	2,987

				794,249

16	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services 0.3%
a	Frontier Communications Parent Inc.	United States	6,642	$165,917
a	Liberty Global PLC, C	United Kingdom	5,067	137,924

				303,841

	Equity Real Estate Investment Trusts (REITs) 0.3%
a	EPR Properties	United States	2,100	103,215
a	Ryman Hospitality Properties Inc.	United States	1,058	79,255
b	VICI Properties Inc.	United States	5,544	172,584

				355,054

	Hotels, Restaurants & Leisure 0.3%
a	Carnival PLC	United States	12,183	304,869

	Independent Power & Renewable Electricity Producers 0.4%
b	Clearway Energy Inc., A	United States	12,246	307,742
	Clearway Energy Inc., C	United States	3,524	94,549

				402,291

	Multi-Utilities 0.1%
	NiSource Inc.	United States	2,341	59,695

	Oil, Gas & Consumable Fuels 0.0%†
a,c	Bighorn Permian Resources LLC, wts., 2/01/24	United States	1,439	11,800

	Paper & Forest Products 0.0%†
a,c	Topco Associates LLC	United Kingdom	100,439	—

	Professional Services 0.0%†
a,c,d	Acosta Inc.	United States	923	7,042

	Technology Hardware, Storage & Peripherals 0.3%
a,b	Dell Technologies Inc., C	United States	3,562	351,356

	Total Common Stocks and Other Equity Interests (Cost $2,482,867)			2,989,284

	Convertible Preferred Stocks 0.4%
	Media 0.3%
	Viacomcbs Inc., 5.75%, cvt. pfd., A	United States	4,492	326,973

	Multi-Utilities 0.1%
	NiSource Inc., 7.75%, cvt. pfd.	United States	500	53,215

	Professional Services 0.0%†
a,c,d	Acosta Inc., cvt. pfd.	United States	861	43,377

	Total Convertible Preferred Stocks (Cost $393,770)			423,565

	Preferred Stocks 0.6%
	Diversified Financial Services 0.0%†
a	2MX Organic SA, pfd.	France	1,177	14,311

	Electric Utilities 0.2%
	SCE Trust II, 5.10%, pfd.	United States	1,250	31,375
	SCE Trust III, 5.75%, pfd., H	United States	707	17,845
	SCE Trust IV, 5.375%, pfd., J	United States	3,469	86,933
	SCE Trust V, 5.45%, pfd., K	United States	1,162	29,631
	SCE Trust VI, 5.00%, pfd.	United States	3,212	80,107

				245,891

	Internet & Direct Marketing Retail 0.4%
	Qurate Retail Inc., 8.00%, pfd.	United States	3,445	363,723

franklintempleton.com	Annual Report	17

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Shares/Warrants		Value
	Preferred Stocks (continued)
	Thrifts & Mortgage Finance 0.0%†
	FHLMC, 8.375%, pfd., Z	United States	1,093		$6,602
	FNMA, 8.25%, pfd., S	United States	1,075		6,848

					13,450

	Total Preferred Stocks (Cost $569,431)				637,375

			Principal Amount*
	Convertible Bonds 0.6%
	Airlines 0.2%
e	Air France-KLM, senior note, Reg S, 0.125%, 3/25/26	France	11,288	EUR	216,633

	Hotels, Restaurants & Leisure 0.1%
f	Draftkings Inc., senior note, 144A, zero cpn., 3/15/28	United States	101,000		92,415

	Internet & Direct Marketing Retail 0.2%
e	Just Eat Takeaway.Com NV, B, senior note, Reg S, 0.625%, 2/09/28	Germany	200,000	EUR	227,049

	Leisure Products 0.1%
f	Peloton Interactive Inc., senior note, 144A, zero cpn., 2/15/26	United States	81,000		77,760

	Software 0.0%†
f	Splunk Inc., senior note, 144A, 1.125%, 6/15/27	United States	32,000		29,520

	Specialty Retail 0.0%†
f	Shake Shack Inc., senior note, 144A, zero cpn., 3/01/28	United States	54,000		49,525

	Total Convertible Bonds (Cost $665,770)				692,902

	Corporate Bonds and Notes 27.1%
	Aerospace & Defense 0.4%
f	Spirit Aerosystems Inc., senior secured note, 144A, 5.50%, 1/15/25	United States	118,000		124,638
f	TransDigm Inc., senior note, 144A, 4.875%, 5/01/29	United States	273,000		270,201
f	Triumph Group Inc., senior secured note, 144A, 8.875%, 6/01/24	United States	14,000		15,531

					410,370

	Airlines 0.7%
f	American Airlines Inc./Aadvantage Loyalty Ip Ltd., senior secured note, 144A, 5.50%, 4/20/26	United States	263,000		277,144
	5.75%, 4/20/29	United States	263,000		282,463
f	Hawaiian Brand Intellectual Property Ltd. / Hawaiianmiles Loyalty Ltd., senior secured note, 144A, 5.75%, 1/20/26	United States	173,000		184,029

					743,636

	Automobiles 0.2%
f	Aston Martin Capital Holdings Ltd., senior secured note, 144A, 10.50%, 11/30/25	United Kingdom	200,000		221,250

	Banks 0.2%
e,g	VTB Bank OJSC Via VTB Capital SA, loan participation, sub. senior note, Reg S, 6.95%, 10/17/22	Russia	200,000		212,319

	Capital Markets 0.8%
f	eG Global Finance PLC, senior secured note, 144A, 4.375%, 2/07/25	United Kingdom	192,000	EUR	230,020
	6.25%, 10/30/25	United Kingdom	161,000	EUR	200,427
f	Stonex Group Inc., senior secured note, 144A, 8.625%, 6/15/25	United States	400,000		428,950

					859,397

	Chemicals 1.2%
f	Polar US Borrower LLC / Schenectady International Group Inc., senior note, 144A, 6.75%, 5/15/26	United States	500,000		495,815

18	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Chemicals (continued)
f	SCIH Salt Holdings Inc., senior secured note, 144A, 4.875%, 5/01/28	United States	383,000	$380,606
f	Venator Finance Sarl / Venator Materials LLC, senior note, 144A, 5.75%, 7/15/25	United States	400,000	394,704

				1,271,125

	Communications Equipment 0.4%
f	Entercom Media Corp., secured note, 144A, 6.75%, 3/31/29	United States	450,000	458,728

	Construction & Engineering 0.7%
f	Brand Industrial Services Inc., senior note, 144A, 8.50%, 7/15/25	United States	400,000	410,244
f	Powerteam Services LLC, senior secured note, 144A, 9.033%, 12/04/25	United States	273,000	301,844

				712,088

	Construction Materials 0.2%
f	CP Atlas Buyer Inc., senior note, 144A, 7.00%, 12/01/28	United States	182,000	188,468

	Containers & Packaging 0.4%
f	Mauser Packaging Solutions Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	400,000	394,332

	Diversified Consumer Services 0.6%
f	Bidfair Holdings Inc., senior note, 144A, 5.875%, 6/01/29	United States	200,000	201,310
f	MPH Acquisition Holdings LLC, senior note, 144A, 5.75%, 11/01/28	United States	400,000	398,590

				599,900

	Diversified Financial Services 0.7%
f	Advisor Group Holdings Inc., senior note, 144A, 10.75%, 8/01/27	United States	360,000	402,457
f	Finance of America Funding LLC, senior note, 144A, 7.875%, 11/15/25	United States	250,000	253,593
f	LBM Acquisition LLC, senior note, 144A, 6.25%, 1/15/29	United States	136,000	139,458

				795,508

	Diversified Telecommunication Services 1.0%
f	Connect Finco Sarl / Connect US Finco LLC, senior secured note, 144A, 6.75%, 10/01/26	United Kingdom	370,000	382,961
f	Consolidated Communications Inc., senior secured note, 144A, 5.00%, 10/01/28	United States	62,000	63,163
f	Frontier Communications Corp., 144A, secured note, 6.75%, 5/01/29	United States	156,000	163,305
	senior secured note, 5.875%, 10/15/27	United States	125,000	133,066
	senior secured note, 5.00%, 5/01/28	United States	282,000	289,403
	Frontier Communications Holdings LLC, secured note, 5.875%, 11/01/29	United States	34,658	34,930

				1,066,828

	Electric Utilities 0.8%
h	Edison International, A, junior sub. note, 5.375% to 3/15/26, FRN thereafter, Perpetual	United States	223,000	225,788
e	Eskom Holdings SOC Ltd., senior bond, Reg S, 8.45%, 8/10/28	South Africa	200,000	226,500
	Pacific Gas and Electric Co., secured bond, 4.50%, 7/01/40	United States	320,653	315,052
	secured bond, 4.95%, 7/01/50	United States	60,000	60,756
	secured note, 3.15%, 1/01/26	United States	36	37

				828,133

	Energy Equipment & Services 0.2%
f	Transocean Inc., senior note, 144A, 7.50%, 1/15/26	United States	242,000	190,622

	Entertainment 0.5%
f,i	AMC Entertainment Holdings Inc., secured note, 144A, PIK, 12.00%, 6/15/26	United States	600,000	591,750

franklintempleton.com	Annual Report	19

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Equity Real Estate Investment Trusts (REITs) 0.1%
f	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC, senior note, 144A, 6.50%, 2/15/29	United States	62,000		$61,457

	Food & Staples Retailing 0.2%
e,h	Casino Guichard Perrachon SA, E, junior sub. note, Reg S, 3.992% to 1/31/24, FRN thereafter, Perpetual	France	200,000	EUR	183,391

	Health Care Providers & Services 1.6%
f	CHS/Community Health Systems Inc., secured note, 144A, 6.875%, 4/15/29	United States	218,000		222,798

	Encompass Health Corp., senior bond, 4.625%, 4/01/31	United States	220,000		233,668
f	Envision Healthcare Corp., senior note, 144A, 8.75%, 10/15/26	United States	500,000		346,205
f	LifePoint Health Inc., senior note, 144A, 5.375%, 1/15/29	United States	187,000		182,356
f	Team Health Holdings Inc., senior note, 144A, 6.375%, 2/01/25	United States	500,000		465,625
f	US Acute Care Solutions LLC, senior secured note, 144A, 6.375%, 3/01/26	United States	229,000		236,169

					1,686,821

	Hotels, Restaurants & Leisure 1.5%
f,j	Boyd Gaming Corp., senior bond, 144A, 4.75%, 6/15/31	United States	482,000		488,170
f	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., senior secured note, 144A, 4.875%, 5/01/29	United States	382,000		383,108
f	Royal Caribbean Cruises Ltd., 144A,
	senior note, 9.125%, 6/15/23	United States	151,000		167,225
	senior secured note, 11.50%, 6/01/25	United States	127,000		147,171
f	Scientific Games International Inc., senior note, 144A, 7.00%, 5/15/28	United States	400,000		433,392

					1,619,066

	Household Durables 0.6%
f	K. Hovnanian Enterprises Inc., senior secured note, 144A, 7.75%, 2/15/26	United States	626,000		680,775

	Insurance 1.2%
f	Acrisure LLC / Acrisure Finance Inc., senior note, 144A, 7.00%, 11/15/25	United States	400,000		409,036
f,k	Ambac LSNI LLC, senior secured note, 144A, FRN, 6.00%, (3-Month USD LIBOR + 5.00%), 2/12/23	Cayman Islands	7		7
f	Assuredpartners Inc., senior note, 144A, 5.625%, 1/15/29	United States	400,000		397,512
	Genworth Holdings Inc., senior note, 4.90%, 8/15/23	United States	500,000		494,753

					1,301,308

	Internet & Direct Marketing Retail 0.5%
f	Arches Buyer Inc., senior note, 144A, 6.125%, 12/01/28	United States	502,000		514,598

	IT Services 0.3%
f	Austin Bidco Inc., senior note, 144A, 7.125%, 12/15/28	United States	286,000		286,363

	Leisure Products 0.4%
f,j	Majordrive Holdings IV LLC, senior note, 144A, 6.375%, 6/01/29	United States	400,000		397,060

	Marine 0.1%
f	Stena International SA, senior secured bond, 144A, 5.75%, 3/01/24	Sweden	100,000		103,159

	Media 3.0%
f	Clear Channel Outdoor Holdings Inc., senior note, 144A, 7.75%, 4/15/28	United States	364,000		373,355
f	Cumulus Media New Holdings Inc., senior secured note, 144A, 6.75%, 7/01/26	United States	360,000		376,557
f	Diamond Sports Group LLC / Diamond Sports Finance Co., 144A,
	senior note, 6.625%, 8/15/27	United States	68,000		39,000
	senior secured note, 5.375%, 8/15/26	United States	595,000		441,038

20	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds and Notes (continued)
	Media (continued)
f	Dish DBS Corp., senior note, 144A, 5.125%, 6/01/29	United States	1,000	$993
	iHeartCommunications Inc., senior note, 8.375%, 5/01/27	United States	400,000	428,668
	Liberty Interactive LLC, senior bond, 8.25%, 2/01/30	United States	360,000	413,226
f	Radiate Holdco LLC / Radiate Finance Inc., senior note, 144A, 6.50%, 9/15/28	United States	360,000	370,679
f	Terrier Media Buyer Inc., senior note, 144A, 8.875%, 12/15/27	United States	360,000	385,650
f	Urban One Inc., senior secured note, 144A, 7.375%, 2/01/28	United States	306,000	324,449

				3,153,615

	Metals & Mining 1.1%
f	CSN Inova Ventures, senior note, 144A, 6.75%, 1/28/28	Brazil	200,000	220,513
f	Infrabuild Australia Pty Ltd., senior secured note, 144A, 12.00%, 10/01/24	Australia	23,000	24,035
f	Taseko Mines Ltd., senior secured note, 144A, 7.00%, 2/15/26	Canada	387,000	405,007
	U.S. Steel Corp., senior note,
	6.875%, 8/15/25	United States	400,000	410,000
	6.875%, 3/01/29	United States	67,000	70,281

				1,129,836

	Mortgage Real Estate Investment Trusts (REITs) 0.5%
f	New Residential Investment Corp., senior note, 144A, 6.25%, 10/15/25	United States	520,000	520,666

	Multiline Retail 0.1%
	Kohl’s Corp., senior bond, 5.55%, 7/17/45	United States	123,000	144,635

	Oil, Gas & Consumable Fuels 2.9%
f,j	DT Midstream Inc., 144A,
	senior bond, 4.375%, 6/15/31	United States	86,000	86,546
	senior note, 4.125%, 6/15/29	United States	151,000	151,729
	Energy Transfer LP, senior bond,
	5.30%, 4/01/44	United States	39,000	43,166
	6.25%, 4/15/49	United States	60,000	75,008
f	Hurricane Finance PLC, senior note, 144A, 8.00%, 10/15/25	United Kingdom	134,000	207,270
f	Moss Creek Resources Holdings Inc., senior note, 144A,
	7.50%, 1/15/26	United States	67,000	59,124
	10.50%, 5/15/27	United States	551,000	523,202
f	Northern Oil And Gas Inc., senior note, 144A, 8.125%, 3/01/28	United States	400,000	419,550
	Petroleos Mexicanos,
	senior bond, 5.95%, 1/28/31	Mexico	87,000	84,716
	senior bond, 6.375%, 1/23/45	Mexico	152,000	130,697
	senior bond, 6.75%, 9/21/47	Mexico	165,000	145,377
	senior bond, 6.35%, 2/12/48	Mexico	283,000	240,169
	senior bond, 6.95%, 1/28/60	Mexico	101,000	89,592
	senior note, 3.50%, 1/30/23	Mexico	135,000	138,489
	[f] senior note, 144A, 6.875%, 10/16/25	Mexico	47,000	52,553
	senior note, 4.50%, 1/23/26	Mexico	53,000	54,375
f	Renewable Energy Group Inc., senior secured note, 144A, 5.875%, 6/01/28	United States	24,000	25,008
f	Tullow Oil PLC, senior secured note, 144A, 10.25%, 5/15/26	Ghana	200,000	205,750
f	Vine Energy Holdings LLC, senior note, 144A, 6.75%, 4/15/29	United States	380,000	385,225

				3,117,546

	Paper & Forest Products 0.0%†
f	Paper Industries Intermediate Financing SARL, senior secured note, 144A, 6.00%, 3/01/25	Luxembourg	52,666	47,658

	Pharmaceuticals 0.2%
f	ENDO Luxembourg Finance Co. I Sarl / ENDO US Inc., senior secured note, 144A, 6.125%, 4/01/29	United States	217,000	214,287

franklintempleton.com	Annual Report	21

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds and Notes (continued)
	Real Estate Management & Development 1.2%
f	Hunt Cos. Inc., senior secured note, 144A, 5.25%, 4/15/29	United States	1,000,000		$963,475
f	Realogy Group LLC / Realogy Co.-Issuer Corp., senior note, 144A, 5.75%, 1/15/29	United States	312,000		326,385

					1,289,860

	Specialty Retail 1.9%
f	Carvana Co., senior note, 144A,
	5.50%, 4/15/27	United States	167,000		172,495
	5.875%, 10/01/28	United States	74,000		77,717
f	Douglas GMBH, senior secured note, 144A, 6.00%, 4/08/26	Germany	531,000	EUR	655,392
f	Guitar Center Inc., senior secured note, 144A, 8.50%, 1/15/26	United States	222,000		235,606
f,i	Kirk Beauty Sun GMBH, senior note, 144A, PIK, 8.25%, 10/01/26	Germany	141,000	EUR	172,687
f	Magic Mergeco Inc., 144A,
	senior note, 7.875%, 5/01/29	United States	273,000		279,276
	senior secured note, 5.25%, 5/01/28	United States	43,000		43,592
f	Staples Inc., senior note, 144A, 10.75%, 4/15/27	United States	400,000		410,336

					2,047,101

	Thrifts & Mortgage Finance 0.7%
f	Home Point Capital Inc., senior note, 144A, 5.00%, 2/01/26	United States	273,000		263,546
f	Pennymac Financial Services Inc., senior note, 144A, 4.25%, 2/15/29	United States	500,000		485,682

					749,228

	Total Corporate Bonds and Notes (Cost $27,791,607)				28,792,884

	Corporate Bonds and Notes in Reorganization (Cost $112,777) 0.1%
	Diversified Telecommunication Services 0.1%
f,l	Intelsat Jackson Holdings SA, senior secured note, first lien, 144A, 9.50%, 9/30/22	Luxembourg	107,000		125,690

k,m	Senior Floating Rate Interests 2.1%
	Communications Equipment 0.7%
	Riverbed Technology Inc.,
	Term Loan B, 7.00%, (3-Month USD LIBOR + 6.00%), 12/31/25	United States	306,741		292,746
	Term Loan B, 12.00%, (3-Month USD LIBOR + 4.50%), 12/31/26	United States	547,881		433,168

					725,914

	Diversified Telecommunication Services 1.3%
	Frontier Communications Corp., Term Loan DIP, 4.50%, (1-Month USD LIBOR + 3.75%), 10/08/21	United States	84,122		84,185
	Intelsat Jackson Holdings SA,
	Term Loan B3, 8.00%, (6-Month USD LIBOR + 3.75%), 11/27/23	United States	281,120		286,508
	[n] Term Loan B4, 8.75%, (1-Month USD LIBOR + 4.50%), 1/02/24	United States	16,979		17,334
	Term Loan B5, 8.625%, (6-Month USD LIBOR + 6.63%), 1/02/24	United States	329,824		336,480
	[n] Term Loan DIP, 6.50%, (1-Month USD LIBOR + 5.50%), 7/13/22	United States	682,430		688,190

					1,412,697

	Equity Real Estate Investment Trusts (REITs) 0.1%
	The GEO Group Inc., Term Loan B, 2.75%, (3-Month USD LIBOR + 2.00%), 3/22/24	United States	78,566		67,071
c	McCarthy & Stone PLC, Term Loan B, 7.00%, 12/16/25	United Kingdom	50,969		72,050

					139,121

	Total Senior Floating Rate Interests (Cost $2,222,597)				2,277,732

22	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
o	Credit-Linked Notes 0.9%
f	HSBC Bank PLC, (Egypt), senior note, 144A, zero cpn., 8/19/21	Egypt	8,450,000	EGP	$524,752
f	HSBC Bank PLC, (Egypt), senior note, 144A, zero cpn., 7/15/21	Egypt	1,375,000	EGP	86,460
c,f	ICBC Standard Bank PLC, (Egypt), senior note, EmTN, 144A, zero cpn., 7/01/21	Egypt	4,951,337	EGP	313,098

	Total Credit-Linked Notes (Cost $923,063)				924,310

	Foreign Government and Agency Securities 4.7%
e	Banque Centrale de Tunisie International Bond, senior bond, Reg S, 5.75%, 1/30/25	Tunisia	200,000		190,407
f	Government of Bahamas, senior bond, 144A, 8.95%, 10/15/32	Bahamas	200,000		230,000
e	Government of Bahrain, senior bond, Reg S, 7.00%, 1/26/26	Bahrain	200,000		229,449
e	Government of Egypt, senior bond, Reg S,
	7.50%, 1/31/27	Egypt	400,000		456,624
	7.60%, 3/01/29	Egypt	200,000		223,460
	8.70%, 3/01/49	Egypt	200,000		215,670
e	Government of Germany, senior bond, Reg S, 0.50%, 2/15/25	Germany	94,000	EUR	119,960
	Government of Italy, senior note, 2.375%, 10/17/24	Italy	373,000		389,427
f	Government of Jordan, senior note, 144A, 4.95%, 7/07/25	Jordan	200,000		208,620
e	Government of Nigeria, senior note, Reg S, 7.625%, 11/21/25	Nigeria	400,000		455,700
e	Government of Paraguay, senior bond, Reg S, 4.625%, 1/25/23	Paraguay	421,000		446,264
f	Government of Romania, 144A, 2.00%, 4/14/33	Romania	33,000	EUR	39,943
	Government of Russia,
	senior bond, 6233, 6.10%, 7/18/35	Russia	16,058,000	RUB	199,424
	senior note, 6227, 7.40%, 7/17/24	Russia	13,568,000	RUB	190,750
	senior note, 6229, 7.15%, 11/12/25	Russia	28,550,000	RUB	400,546
f	Government of Saudi Arabia, senior bond, 144A, 2.75%, 2/03/32	Saudi Arabia	221,000		224,467
	Government of South Africa, senior bond,
	2030, 8.00%, 1/31/30	South Africa	2,600,259	ZAR	178,566
	2032, 8.25%, 3/31/32	South Africa	2,581,000	ZAR	169,829
	Government of Turkey, senior note, 6.375%, 10/14/25	Turkey	200,000		208,293
e	Government of Ukraine, senior bond, Reg S, 1.258% 5/31/40	Ukraine	171,000		190,285

	Total Foreign Government and Agency Securities (Cost $4,729,304)				4,967,684

	U.S. Government and Agency Securities 0.1%
	U.S. Treasury Bond,
	1.875%, 2/15/41	United States	1,000		947
	1.625%, 11/15/50	United States	77,000		65,811

	Total U.S. Government and Agency Securities (Cost $66,029)				66,758

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 34.1%
	Diversified Financial Services 17.6%
f,p	ACIS CLO Ltd., 2014-5A, D, 144A, FRN, 4.516%, (3-Month USD LIBOR + 4.34%), 11/01/26	United States	1,120,000		1,123,717
f	AMSR Trust, 144A,
	2019-SFR1, I, 8.976%, 1/19/39	United States	750,000		767,125
	[q] 2021-SFR1, G, FRN, 4.612%, 6/17/38	United States	500,000		512,961
f,p	Blue Ridge CLO Ltd. II, 2014-2A, C, 144A, FRN, 3.99%, (3-Month USD LIBOR + 3.80%), 7/18/26	United States	700,000		698,637
q	CD Mortgage Trust, 2019-CD8, C, FRN, 3.719%, 8/15/57	United States	384,000		402,322
	CitiMortgage Alternative Loan Trust, 2007-A1, 2A1, 5.50%, 1/25/22	United States	20,228		20,238
f,p	Cutwater 2014-II Ltd., 2017-2A, CR, 144A, FRN, 3.934%, (3-Month USD LIBOR + 3.75%), 1/15/27	United States	1,000,000		1,002,766

franklintempleton.com	Annual Report	23

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financial Services (continued)
f,p	Goldentree Loan Management US CLO 6 Ltd., 2019-6A, C, 144A, FRN, 2.788%, (3-Month USD LIBOR + 2.60%), 1/20/33	United States	1,000,000	$1,006,424
f,p	GPMT Ltd., 2019-FL2, D, 144A, FRN, 3.047%, (1-Month USD LIBOR + 2.95%), 2/22/36	United States	800,000	794,033
f,p	GSMSC Pass-Through Trust, 2009-4R, 2A3, 144A, FRN, 0.556%, (1-Month USD LIBOR + 0.45%), 12/26/36	United States	717,911	464,836
f,p	Hull Street CLO Ltd., 2014-1A, D, 144A, FRN, 3.79%, (3-Month USD LIBOR + 3.60%), 10/18/26	United States	1,130,000	1,042,908
f,p	JFIN CLO Ltd., 2017-1A, DR, 144A, FRN, 2.834%, (3-Month USD LIBOR + 2.65%), 3/15/26	United States	650,000	646,784
f,p	KREF Ltd., 2018-FL1, D, 144A, FRN, 2.651%, (1-Month USD LIBOR + 2.55%), 6/15/36	United States	300,000	300,465
f,p	Mountain View CLO Ltd., 2018-1A, DRR, 144A, FRN, 3.834%, (3-Month USD LIBOR + 3.65%), 10/15/26	United States	1,290,000	1,293,908
f,p	OCP CLO Ltd., 2021-8RA, C, 144A, FRN, 3.97%, (3-Month USD LIBOR + 3.75%), 1/17/32	United States	1,000,000	1,008,740
f,p	OHA Credit Funding 4 Ltd., 2019-4A, C, 144A, FRN, 2.872%, (3-Month USD LIBOR + 2.65%), 10/22/32	United States	1,000,000	1,004,521
f	S-Jets Ltd., 2017-1, A, 144A, 3.967%, 8/15/42	Bermuda	743,872	735,368
f,p	Staniford Street CLO Ltd., 2014-1A, D, 144A, FRN, 3.684%, (3-Month USD LIBOR + 3.50%), 6/15/25	United States	1,160,000	1,163,098
q	STARM Mortgage Loan Trust, 2007-2, 4A1, FRN, 2.436%, 4/25/37	United States	72,634	55,656
p	Suntrust Alternative Loan Trust, 2005-1F, 1A1, FRN, 0.742%, (1-Month USD LIBOR + 0.65%), 12/25/35	United States	162,152	138,817
p	Terwin Mortgage Trust, 2003-6HE, M2, FRN, 2.717%, (1-Month USD LIBOR + 2.63%), 11/25/33	United States	126,753	128,212
f	Thunderbolt II Aircraft Lease Ltd., 2018-A, A, 144A, 4.147%, 9/15/38	United States	2,657,400	2,677,529
f,p	VMC Finance LLC, 2019-FL3, C, 144A, FRN, 2.151%, (1-Month USD LIBOR + 2.05%), 9/15/36	United States	1,145,249	1,136,719
	Wells Fargo Alternative Loan Trust, 2007-PA3, 2A2, 6.00%, 7/25/37	United States	125,842	126,212
f,p	ZAIS CLO 1 Ltd., 2018-1A, CR, 144A, FRN, 3.594%, (3-Month USD LIBOR + 3.41%), 4/15/28	United States	500,000	502,568

				18,754,564

	Mortgage Real Estate Investment Trusts (REITs) 16.5%
q	American Home Mortgage Assets Trust, 2005-1, 1A1, FRN, 2.865%, 11/25/35	United States	115,726	101,087
q	Banc of America Mortgage Trust, FRN,
	2005-K, 2A1, 2.635%, 12/25/35	United States	171,485	167,047
	2005-L, 1A1, 3.15%, 1/25/36	United States	118,880	115,915
	2005-L, 3A1, 2.931%, 1/25/36	United States	156,949	153,226
f,q	BCAP LLC Trust, 2010-RR1, 1A4, 144A, FRN, 3.267%, 3/26/37	United States	233,263	205,315
q	Bear Stearns ARM Trust, FRN,
	2002-11, 1A2, 2.828%, 2/25/33	United States	2,897	2,702
	2006-2, 4A1, 3.382%, 7/25/36	United States	37,991	35,782
f,p	BXMT Ltd., 2021-FL4, C, 144A, FRN, 1.851%, (1-Month USD LIBOR + 1.75%), 5/15/38	United States	500,000	501,750
	Citigroup Commercial Mortgage Trust,
	2015-GC33, D, 3.172%, 9/10/58	United States	2,000,000	1,809,572
	[f,q] 2016-P4, D, 144A, FRN, 3.971%, 7/10/49	United States	2,000,000	1,774,395
q	Citigroup Mortgage Loan Trust, 2007-AR5, 2A1A, FRN, 3.369%, 4/25/37	United States	96,953	95,789
	Countrywide Alternative Loan Trust,
	2005-73CB, 1A2, 6.25%, 1/25/36	United States	141,627	144,891
	[p] 2005-IM1, A1, FRN, 0.692%, (1-Month USD LIBOR + 0.60%), 1/25/36	United States	129,902	125,311
	2005-J10, 2A4, 6.00%, 10/25/35	United States	413,580	285,720
	2006-4CB, 2A3, 5.50%, 4/25/36	United States	63,677	62,255

24	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Mortgage Real Estate Investment Trusts (REITs) (continued)
q	Credit Suisse First Boston Mortgage Securities Corp., 2004-AR3, CB2, FRN, 2.391%, 4/25/34	United States	122,048	$110,335
	CSMC Mortgage-Backed Trust, 2006-4, 9A1, 6.50%, 5/25/36	United States	779,242	409,200
f,p	FHLMC Structured Agency Credit Risk Debt Notes, 144A, FRN,
	2018-HRP1, B2, 11.842%, (1-Month USD LIBOR + 11.75%), 5/25/43	United States	2,899,678	3,315,809
	2020-DNA4, M2, 3.842%, (1-Month USD LIBOR + 3.75%), 8/25/50	United States	811,721	819,679
q	First Horizon Alternative Mortgage Securities Trust, 2004-AA2, 2A1, FRN, 2.296%, 8/25/34	United States	202,484	205,541
	GSR Mortgage Loan Trust, 2004-6F, 2A4, 5.50%, 5/25/34	United States	110,546	115,512
	Impac CMB Trust,
	2004-4, 2A2, 5.175%, 9/25/34	United States	147,562	153,353
	[p] 2004-8, 3B, FRN, 2.717%, (1-Month USD LIBOR + 2.63%), 8/25/34	United States	100,032	102,234
	[p] 2005-2, 2B, FRN, 2.567%, (1-Month USD LIBOR + 2.48%), 4/25/35	United States	85,859	84,392
	[p] 2005-4, 2B1, FRN, 2.567%, (1-Month USD LIBOR + 1.65%), 5/25/35	United States	128,095	129,967
	[p] 2005-4, 2M1, FRN, 0.842%, (1-Month USD LIBOR + 0.50%), 5/25/35	United States	149,444	145,175
	[p] 2005-8, 2B, FRN, 2.342%, (1-Month USD LIBOR + 2.25%), 2/25/36	United States	82,358	82,876
p	IndyMac INDX Mortgage Loan Trust, FRN,
	2006-AR12, A1, 0.282%, (1-Month USD LIBOR + 0.19%), 9/25/46	United States	98,348	92,198
	2006-AR29, A2, 0.172%, (1-Month USD LIBOR + 0.08%), 11/25/36	United States	331,518	327,188
q	JPMorgan Mortgage Trust, FRN,
	2006-A5, 6A1, 3.326%, 8/25/36	United States	222,441	199,869
	2006-A7, 2A3, 3.094%, 1/25/37	United States	98,151	92,385
	2007-A2, 2A1, 3.132%, 4/25/37	United States	140,556	127,137
	Lehman Mortgage Trust, 2005-3, 2A3, 5.50%, 1/25/36	United States	60,255	64,557
	MASTR Adjustable Rate Mortgages Trust, FRN,
	[p] 2004-10, B1, 2.798%, 10/25/34	United States	526,331	491,172
	[p] 2006-OA1, 1A1, 0.302%, (1-Month USD LIBOR + 0.21%), 4/25/46	United States	238,605	220,123
q	MASTR Alternative Loan Trust, 2007-HF1, 3A1, FRN, 2.279%, 10/25/47	United States	595,817	443,164
q	MASTR Seasoned Securitization Trust, 2004-1, 4A1, FRN, 2.756%, 10/25/32	United States	69,903	72,814
p	New Century Home Equity Loan Trust, 2003-4, M1, FRN, 1.217%, (1-Month USD LIBOR + 1.13%), 10/25/33	United States	459,470	459,385
f,q	NYC Commercial Mortgage Trust, 2021-909, E, 144A, FRN, 3.206%, 4/10/43	United States	2,500,000	2,123,052
q	RFMSI Trust, 2007-SA2, 3A, FRN, 4.935%, 4/25/37	United States	930,161	388,325
p	Securitized Asset Backed Receivables LLC Trust, 2004-OP2, A2, FRN, 0.792%, (1-Month USD LIBOR + 0.70%), 8/25/34	United States	199,024	190,097
q	Structured ARM Loan Trust, 2004-4, B1, FRN, 2.70%, 4/25/34	United States	424,668	409,435
q	Wachovia Mortgage Loan Trust LLC, 2005-B, 1A1, FRN, 2.561%, 10/20/35	United States	201,521	195,207
p	Washington Mutual Mortgage Pass-Through Certificates, 2006-4, 3A2B, FRN, 0.172%, (1-Month USD LIBOR + 0.08%), 5/25/36	United States	240,307	191,939
q	Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, 2003-AR3, B1, FRN, 3.016%, 6/25/33	United States	238,660	233,698

				17,576,575

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $35,661,773)			36,331,139

	Municipal Bonds in Reorganization 1.5%
	Puerto Rico 1.5%
l	Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A,
	5.50%, 7/01/39	United States	155,000	130,975
	5.00%, 7/01/41	United States	225,000	181,125
l	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	1,570,000	1,267,775

	Total Municipal Bonds in Reorganization (Cost $1,058,050)			1,579,875

franklintempleton.com	Annual Report	25

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Number of Contracts	Notional Amount#	Value
	Options Purchased 0.1%
	Calls – Exchange-Traded 0.1%
	Casino Guichard Perrachon SA, June Strike Price 30.00 EUR, Expires 6/18/21	13	1,300	$32
	Casino Guichard Perrachon SA, June Strike Price 31.00 EUR, Expires 6/18/21	12	1,200	15
	Fox Corp., July Strike Price $36.00, Expires 7/16/21	3	300	712
	Fox Corp., July Strike Price $40.00, Expires 7/16/21	5	500	350
	Fox Corp., October Strike Price $39.00, Expires 10/15/21	6	600	1,290
	General Motors Co., June Strike Price $50.00, Expires 6/18/21	27	2,700	25,515
	SPDR Gold Shares ETF, June Strike Price $200.00, Expires 6/17/22	43	4,300	24,510

				52,424

	Puts – Exchange-Traded 0.0%†
	Air France-KLM, June Strike Price 4.20 EUR, Expires 6/18/21	26	2,600	191
	American Airlines Group Inc., November Strike Price $18.00, Expires 11/19/21	42	4,200	4,284
	Hewlett Packard Enterprise Co., November Strike Price $14.00, Expires 11/19/21	31	3,100	2,015
	HP Inc., November Strike Price $30.00, Expires 11/19/21	14	1,400	4,060

				10,550

	Puts – Over-the-Counter 0.0%†
	Air France-KLM, Counterparty BOFA, June Strike Price 4.00 EUR, Expires 6/18/21	15	1,500	55
	Air France-KLM, Counterparty BOFA, September Strike Price 4.00 EUR, Expires 9/17/21	86	8,600	2,208
	B&G Foods Inc., Counterparty GSCO, August Strike Price $25.00, Expires 8/20/21	29	2,900	1,015
	Freshpet Inc., Counterparty GSCO, August Strike Price $170.00, Expires 8/20/21	2	200	1,940

				5,218

	Total Options Purchased (Cost $62,698)			68,192

	Total Investments before Short Term Investments (Cost $76,739,736)			79,877,390

		Country	Shares
	Short Term Investments 21.4%
	Money Market Funds (Cost $20,677,060) 19.5%
r	Fidelity Investments Money Market Government Portfolio, Institutional, 0.01%	United States	20,677,060	20,677,060

26	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*	Value
	Repurchase Agreements (Cost $2,042,274) 1.9%
s	Joint Repurchase Agreement, 0.001%, 6/01/21 (Maturity Value $2,042,274)	United States	2,042,274	$2,042,274
	BNP Paribas Securities Corp. (Maturity Value $1,649,075) Deutsche Bank Securities Inc. (Maturity Value $187,072) HSBC Securities (USA) Inc. (Maturity Value $206,127)
	Collateralized by U.S. Government Agency Securities, 5.00%, 5/20/49; U.S. Treasury Bonds, Index Linked, 0.13%, 10/15/24 - 4/15/26; and U.S. Treasury Notes, 2.13%, 9/30/24 (Valued at $2,083,367)
	Total Investments (Cost $99,459,070) 96.5%			102,596,724
	Options Written (0.0)%†			(14,497)
	Securities Sold Short (4.7)%			(4,956,628)
	Other Assets, less Liabilities 8.2%			8,739,008

	Net Assets 100.0%			$106,364,607

		Number of Contracts	Notional Amount#
t	Options Written (0.0)%†
	Calls – Exchange-Traded (0.0)%†
	Avis Budget Group Inc., January Strike Price $100.00, Expires 1/21/22	3	300	(3,285)
	Avis Budget Group Inc., January Strike Price $100.00, Expires 1/20/23	3	300	(6,300)
	Casino Guichard Perrachon SA, June Strike Price 33.00 EUR, Expires 6/18/21	13	1,300	(16)

				(9,601)

	Puts – Exchange-Traded (0.0)%†
	Energy Transfer LP, January Strike Price $8.00, Expires 1/21/22	102	10,200	(4,896)

	Total Options Written (Premiums Received $13,481)			(14,497)

		Country	Shares
u	Securities Sold Short (4.7)%
	Common Stocks (0.5)%
	Hotels, Restaurants & Leisure (0.2)%
	Carnival Corp.	United States	8,470	(250,373)

	Software (0.3)%
	VMware Inc., A	United States	1,651	(260,677)

	Total Common Stocks (Proceeds $361,809)			(511,050)

			Principal Amount*
	Corporate Bonds and Notes (3.7)%
	Aerospace & Defense (0.2)%
f	Spirit Aerosystems Inc., secured note, 144A, 7.50%, 4/15/25	United States	87,000	(93,199)
	Triumph Group Inc., senior note, 5.25%, 6/01/22	United States	129,000	(129,209)

				(222,408)

	Airlines (0.4)%
f	American Airlines Inc., senior secured note, 144A, 11.75%, 7/15/25	United States	310,000	(389,912)

	Auto Components (0.1)%
	American Axle & Manufacturing Inc., senior note,
	6.50%, 4/01/27	United States	45,000	(47,826)
	6.875%, 7/01/28	United States	89,000	(96,686)

				(144,512)

franklintempleton.com	Annual Report	27

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
u	Securities Sold Short (continued)
	Corporate Bonds and Notes (continued)
	Banks (0.1)%
e,h	China Zheshang Bank Co. Ltd., junior sub. note, Reg S, 5.45% to 3/29/22, FRN thereafter, Perpetual	China	72,000		$(73,103)

	Communications Equipment (0.1)%
f	Entercom Media Corp., secured note, 144A, 6.50%, 5/01/27	United States	145,000		(148,302)

	Construction & Engineering (0.4)%
	Fluor Corp., senior bond, 3.50%, 12/15/24	United States	191,000		(201,486)
f	Tutor Perini Corp., senior note, 144A, 6.875%, 5/01/25	United States	199,000		(206,258)

					(407,744)

	Diversified Consumer Services (0.2)%
f	MPH Acquisition Holdings LLC, senior note, 144A, 5.75%, 11/01/28	United States	231,000		(230,186)

	Diversified Financial Services (0.6)%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
	senior bond, 3.65%, 7/21/27	Ireland	22,000		(23,391)
	senior bond, 3.875%, 1/23/28	Ireland	138,000		(145,969)
	senior note, 4.875%, 1/16/24	Ireland	174,000		(189,918)
	senior note, 6.50%, 7/15/25	Ireland	171,000		(200,453)
	senior note, 4.625%, 10/15/27	Ireland	91,000		(100,718)

					(660,449)

	Diversified Telecommunication Services (0.2)%
e	DKT Finance ApS, senior secured note, Reg S, 7.00%, 6/17/23	Denmark	156,000	EUR	(194,580)

	Energy Equipment & Services (0.1)%
e	Saipem Finance International BV, E, senior note, Reg S, 2.625%, 1/07/25	Italy	89,000	EUR	(111,985)

	Equity Real Estate Investment Trusts (REITs) (0.3)%
	The GEO Group Inc.,
	senior bond, 5.875%, 10/15/24	United States	44,000		(32,168)
	senior note, 6.00%, 4/15/26	United States	11,000		(6,628)
f	Iron Mountain Inc., senior bond, 144A, 5.25%, 3/15/28	United States	122,000		(127,669)
	Simon Property Group LP, senior bond, 2.65%, 7/15/30	United States	115,000		(116,697)

					(283,162)

	Food & Staples Retailing (0.7)%
	Koninklijke Ahold Delhaize NV, senior bond, 5.70%, 10/01/40	Netherlands	196,000		(260,226)
	The Kroger Co., senior bond,
	5.40%, 1/15/49	United States	78,000		(101,848)
	3.95%, 1/15/50	United States	4,000		(4,346)
f	SEG Holding LLC / SEG Finance Corp., senior secured note, 144A, 5.625%, 10/15/28	United States	149,000		(156,189)
e	Sigma Holdco BV, senior note, Reg S, 5.75%, 5/15/26	Netherlands	100,000	EUR	(117,852)
f	Sigma Holdco BV, senior note, 144A, 7.875%, 5/15/26	Netherlands	58,000		(58,798)
f	United Natural Foods Inc., senior note, 144A, 6.75%, 10/15/28	United States	36,000		(38,609)

					(737,868)

	Food Products (0.1)%
	B&G Foods Inc., senior note, 5.25%, 9/15/27	United States	115,000		(118,881)

	Oil, Gas & Consumable Fuels (0.1)%
	PDC Energy Inc., senior note, 5.75%, 5/15/26	United States	50,000		(52,251)
f	SM Energy Co., secured note, 144A, 10.00%, 1/15/25	United States	54,000		(61,268)

					(113,519)

	Professional Services (0.1)%
e	Teleperformance, senior note, Reg S, 1.875%, 7/02/25	France	100,000	EUR	(130,436)

	Total Corporate Bonds and Notes (Proceeds $3,689,415)				(3,967,047)

28	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

		Country	Principal Amount*		Value
u	Securities Sold Short (continued)
	Foreign Government and Agency Securities (Proceeds $36,800) (0.1)%
e,f	Government of Italy, senior bond, 144A, Reg S, 5.00%, 3/01/25	Italy	30,000	EUR	$(43,639)

	U.S. Government and Agency Securities (0.4)%
	U.S. Treasury Bond,
	1.375%, 11/15/40	United States	2,000		(1,736)
	1.375%, 8/15/50	United States	266,700		(213,834)
	U.S. Treasury Note,
	0.875%, 11/15/30	United States	205,000		(192,508)
	1.125%, 2/15/31	United States	28,000		(26,814)

	Total U.S. Government and Agency Securities (Proceeds $483,066)				(434,892)

	Total Securities Sold Short (Proceeds $4,571,090)				$(4,956,628)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security has been segregated as collateral for securities sold short, open swap contracts, open forward exchange contracts, open futures contracts and/or open written option contracts. At May 31, 2021, the aggregate value of these securities and/or cash pledged amounted to $2,183,477, representing 2.1% of net assets.

cFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

dSee Note 9 regarding restricted securities.

eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At May 31, 2021, the net value of these securities was $2,922,116, representing 2.7% of net assets.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. At May 31, 2021, the net value of these securities was $51,408,619, representing 48.3% of net assets.

gSee Note 1(f) regarding loan participation notes.

hPerpetual security with no stated maturity date.

iIncome may be received in additional securities and/or cash.

jA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

kThe coupon rate shown represents the rate at period end.

lSee Note 7 regarding defaulted securities.

mSee Note 1(i) regarding senior floating rate interests.

nSee Note 10 regarding unfunded loan commitments.

oSee Note 1(g) regarding credit-linked notes.

pThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

qAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

rThe rate shown is the annualized seven-day effective yield at period end.

sSee Note 1(c) regarding joint repurchase agreement.

tSee Note 1(e) regarding written options.

uSee Note 1(h) regarding securities sold short.

franklintempleton.com	Annual Report	29

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2021, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
S&P 500 E-Mini Index	Short	2	$420,240	6/18/21	$(26,939)
Interest Rate Contracts
U.S. Treasury 10 Yr. Note	Short	1	131,938	9/21/21	(96)
U.S. Treasury Long Bond	Short	8	1,252,250	9/21/21	(638)

					(734)

Total Futures Contracts					$(27,673)

*As of period end.

At May 31, 2021, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Chinese Yuan	JPHQ	Buy	1,010,184	$155,043	6/16/21	$3,628	$—
Colombian Peso	JPHQ	Buy	639,654,681	172,182	6/16/21	145	—
Colombian Peso	JPHQ	Sell	639,654,681	167,330	6/16/21	—	(4,997)
Czech Koruna	JPHQ	Buy	5,601,383	256,489	6/16/21	11,781	—
Euro	JPHQ	Sell	32,639	38,848	6/16/21	—	(1,077)
Indonesian Rupiah	JPHQ	Sell	9,389,872,441	646,329	6/16/21	—	(10,108)
Mexican Peso	JPHQ	Buy	3,589,975	167,560	6/16/21	12,344	—
Polish Zloty	JPHQ	Sell	980,076	256,489	6/16/21	—	(10,115)
Russian Ruble	DBAB	Sell	25,178,256	340,875	6/16/21	—	(2,255)
Russian Ruble	GSCO	Buy	5,822,690	78,018	6/16/21	1,334	—
Russian Ruble	HSBC	Buy	7,482,903	101,419	6/16/21	558	—
Russian Ruble	JPHQ	Buy	54,499,387	728,206	6/16/21	14,514	—
Russian Ruble	JPHQ	Sell	81,783,057	1,090,034	6/16/21	—	(24,509)
Russian Ruble	MSCO	Sell	7,510,693	100,761	6/16/21	—	(1,595)
Turkish Lira	FBCO	Sell	1,651,015	192,426	6/16/21	1,356	—
Turkish Lira	JPHQ	Buy	2,253,177	292,731	6/16/21	—	(31,973)
Turkish Lira	JPHQ	Sell	602,161	70,511	6/16/21	824	—
South African Rand	JPHQ	Buy	106,466	7,245	6/17/21	463	—
South African Rand	JPHQ	Sell	4,821,251	322,241	6/17/21	—	(26,812)
British Pound	JPHQ	Sell	450,000	618,042	6/30/21	—	(21,300)
Canadian Dollar	JPHQ	Sell	360,000	285,383	6/30/21	—	(12,865)
Euro	JPHQ	Sell	2,370,000	2,797,568	6/30/21	—	(102,270)

Total Forward Exchange Contracts						$46,947	$(249,876)

Net unrealized appreciation (depreciation)							$(202,929)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

30	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2021, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Annual Payment Rate Received (Paid)	Payment Frequency		Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Government of Mexico	(1.00)%	Quarterly		6/20/23	186,000		$(2,481)	$(26)	$(2,455)
Government of Mexico	(1.00)%	Quarterly		12/20/23	787,000		(11,407)	(5,984)	(5,423)
Government of Mexico	(1.00)%	Quarterly		12/20/23	15,000		(217)	(232)	15
Government of Mexico	(1.00)%	Quarterly		6/20/25	105,000		(1,262)	(1,324)	62
Government of South Africa	(1.00)%	Quarterly		12/20/24	792,000		11,427	23,305	(11,878)
Government of South Africa	(1.00)%	Quarterly		12/20/24	900,000		12,985	26,654	(13,669)
Government of Turkey	(1.00)%	Quarterly		6/20/24	215,000		17,711	21,581	(3,870)
Traded Index
CDX.NA.HY.34	(5.00)%	Quarterly		6/20/25	3,450,000		(333,752)	17,346	(351,098)
CDX.NA.HY.35	(5.00)%	Quarterly		12/22/25	3,930,000		(382,941)	(371,211)	(11,730)
Contracts to Sell Protection[c,d]
Single Name
Government of South Africa	1.00%	Quarterly		12/20/24	646,000		(9,321)	(50,313)	40,992	BB-
Government of South Africa	1.00%	Quarterly		12/20/24	184,000		(2,655)	(5,367)	2,712	BB-
Government of Turkey	1.00%	Quarterly		12/20/22	136,000		(5,573)	(6,150)	577	B+

Total Centrally Cleared Swap Contracts							$(707,486)	$(351,721)	$(355,765)

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name			Counterparty
Air France-KLM	(5.00)%	Quarterly	JPHQ	12/20/21	9,000	EUR	(175)	145	(320)
Air France-KLM	(5.00)%	Quarterly	JPHQ	12/20/21	14,000	EUR	(273)	168	(441)
Air France-KLM	(5.00)%	Quarterly	JPHQ	12/20/21	19,000	EUR	(371)	305	(676)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	21,000	EUR	(495)	(234)	(261)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	13,000	EUR	(307)	(153)	(154)
Air France-KLM	(5.00)%	Quarterly	JPHQ	6/20/22	13,000	EUR	(307)	(146)	(161)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/21	13,000		(329)	722	(1,051)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/21	23,000		(582)	1,040	(1,622)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/21	23,000		(582)	1,056	(1,638)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/21	24,000		(607)	1,915	(2,522)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/21	43,000		(1,087)	2,052	(3,139)
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	12/20/21	14,000		(354)	943	(1,297)
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	12/20/21	43,000		(1,087)	1,824	(2,911)
American Airlines Group Inc.	(5.00)%	Quarterly	FBCO	12/20/21	9,000		(228)	383	(611)
American Airlines Group Inc.	(5.00)%	Quarterly	FBCO	12/20/21	14,000		(354)	689	(1,043)
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	12/20/21	9,000		(228)	385	(613)
American Airlines Group Inc.	(5.00)%	Quarterly	GSCO	12/20/21	24,000		(607)	2,141	(2,748)
American Airlines Group Inc.	(5.00)%	Quarterly	JPHQ	12/20/21	10,000		(253)	701	(954)
American Airlines Group Inc.	(5.00)%	Quarterly	JPHQ	12/20/25	75,000		3,980	13,926	(9,946)
American Axle & Manufacturing Inc.	(5.00)%	Quarterly	BZWS	12/20/25	84,000		(6,464)	(3,623)	(2,841)
American Axle & Manufacturing Inc.	(5.00)%	Quarterly	GSCO	12/20/25	13,000		(1,000)	(747)	(253)
American Axle & Manufacturing Inc.	(5.00)%	Quarterly	JPHQ	12/20/25	13,000		(1,000)	(747)	(253)
American Axle & Manufacturing Inc.	(5.00)%	Quarterly	MSCO	12/20/25	22,000		(1,693)	(1,265)	(428)
Dell Inc.	(1.00)%	Quarterly	BNPP	12/20/25	12,000		(71)	755	(826)
Dell Inc.	(1.00)%	Quarterly	BNPP	12/20/25	133,000		(786)	6,388	(7,174)
Dell Inc.	(1.00)%	Quarterly	CITI	12/20/25	15,000		(88)	780	(868)

franklintempleton.com	Annual Report	31

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Dell Inc.	(1.00)%	Quarterly	CITI	12/20/25	19,000		$(112)	$1,136	$(1,248)
Dell Inc.	(1.00)%	Quarterly	JPHQ	12/20/25	62,000		(366)	2,608	(2,974)
Diamond Sports Group LLC	(5.00)%	Quarterly	BZWS	12/20/25	11,000		4,540	5,103	(563)
Diamond Sports Group LLC	(5.00)%	Quarterly	BZWS	12/20/25	14,000		5,779	6,502	(723)
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	6/20/25	11,000		4,287	5,331	(1,044)
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	12/20/25	1,000		412	408	4
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	12/20/25	6,000		2,477	2,451	26
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	12/20/25	6,000		2,476	2,452	24
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	12/20/25	10,000		4,127	3,395	732
Diamond Sports Group LLC	(5.00)%	Quarterly	GSCO	12/20/25	12,000		4,953	4,691	262
Dow Inc.	(1.00)%	Quarterly	GSCO	6/20/25	66,000		(1,487)	(391)	(1,096)
Dow Inc.	(1.00)%	Quarterly	GSCO	6/20/25	66,000		(1,486)	(260)	(1,226)
Dow Inc.	(1.00)%	Quarterly	GSCO	6/20/25	7,000		(158)	(39)	(119)
GE Capital Funding LLC	(1.00)%	Quarterly	GSCO	12/20/25	48,000		(633)	1,529	(2,162)
GE Capital Funding LLC	(1.00)%	Quarterly	GSCO	12/20/25	72,000		(949)	2,588	(3,537)
GE Capital Funding LLC	(1.00)%	Quarterly	JPHQ	12/20/25	48,000		(633)	1,430	(2,063)
GE Capital Funding LLC	(1.00)%	Quarterly	JPHQ	12/20/25	72,000		(949)	2,676	(3,625)
Government of Brazil	(1.00)%	Quarterly	BZWS	6/20/25	182,000		2,690	17,194	(14,504)
Government of Italy	(1.00)%	Quarterly	BOFA	6/20/24	233,000		(3,875)	1,493	(5,368)
Government of Italy	(1.00)%	Quarterly	BOFA	6/20/24	140,000		(2,328)	2,013	(4,341)
Itochu Corp.	(1.00)%	Quarterly	GSCO	6/20/22	12,107,000	JPY	(1,348)	(745)	(603)
JFE Holdings Inc.	(1.00)%	Quarterly	GSCO	6/20/22	5,348,000	JPY	(578)	(339)	(239)
Kohl’s Corp.	(1.00)%	Quarterly	CITI	12/20/25	207,000		1,556	17,311	(15,755)
Kohl’s Corp.	(1.00)%	Quarterly	GSCO	12/20/25	154,000		1,158	12,705	(11,547)
Kohl’s Corp.	(1.00)%	Quarterly	MSCO	12/20/25	221,000		1,662	18,482	(16,820)
Lloyds Bank PLC	(1.00)%	Quarterly	GSCO	6/20/24	127,000	EUR	(4,050)	600	(4,650)
Lloyds Bank PLC	(1.00)%	Quarterly	JPHQ	12/20/24	121,000	EUR	(2,373)	2,530	(4,903)
Marubeni Corp.	(1.00)%	Quarterly	CITI	6/20/25	3,711,000	JPY	(1,095)	884	(1,979)
Marubeni Corp.	(1.00)%	Quarterly	GSCO	6/20/22	18,860,000	JPY	(2,048)	(960)	(1,088)
MBIA Inc.	(5.00)%	Quarterly	BZWS	6/20/22	23,000		(873)	(286)	(587)
MBIA Inc.	(5.00)%	Quarterly	CITI	6/20/22	36,000		(1,366)	(1,242)	(124)
MBIA Inc.	(5.00)%	Quarterly	GSCO	6/20/22	21,000		(797)	(573)	(224)
MBIA Inc.	(5.00)%	Quarterly	JPHQ	6/20/21	269,000		(3,130)	(445)	(2,685)
MBIA Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	97,000		(3,686)	(9,724)	6,038
Mitsui O.S.K. Lines Ltd.	(1.00)%	Quarterly	JPHQ	6/20/22	3,878,000	JPY	(385)	(61)	(324)
Mitsui O.S.K. Lines Ltd.	(1.00)%	Quarterly	JPHQ	6/20/22	3,618,000	JPY	(360)	(57)	(303)
Simon Property Group LP	(1.00)%	Quarterly	JPHQ	12/20/25	434,000		(6,302)	8,408	(14,710)
Simon Property Group LP	(1.00)%	Quarterly	MSCO	12/20/25	340,000		(4,937)	6,587	(11,524)
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/24	6,394,000	JPY	427	1,504	(1,077)
Softbank Group Corp.	(1.00)%	Quarterly	BZWS	6/20/24	9,987,000	JPY	667	1,911	(1,244)
Stena AB	(5.00)%	Quarterly	GSCO	6/20/24	92,000	EUR	(735)	4,936	(5,671)
Stena AB	(5.00)%	Quarterly	GSCO	6/20/26	9,000	EUR	160	416	(256)
Transocean Inc.	(5.00)%	Quarterly	FBCO	12/20/24	77,000		18,292	35,263	(16,971)
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/24	71,000		16,867	4,318	12,549
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/24	48,000		11,403	5,158	6,245
Transocean Inc.	(5.00)%	Quarterly	GSCO	12/20/25	209,000		60,920	148,983	(88,063)
Transocean Inc.	(5.00)%	Quarterly	JPHQ	6/20/25	155,000		42,014	88,081	(46,067)
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	23,000		(2,255)	4,276	(6,531)
US Steel Corp.	(5.00)%	Quarterly	JPHQ	6/20/25	25,000		(2,451)	5,147	(7,598)

32	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counterparty	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d]
Single Name
Transocean Inc.	1.00%	Quarterly	BZWS	12/20/24	65,000	$(23,340)	$(40,557)	$17,217	CCC-
Transocean Inc.	1.00%	Quarterly	BZWS	12/20/24	33,000	(11,850)	(21,173)	9,323	CCC-
Transocean Inc.	1.00%	Quarterly	BZWS	12/20/24	2,000	(718)	(1,222)	504	CCC-
Transocean Inc.	1.00%	Quarterly	JPHQ	6/20/25	155,000	(62,516)	(107,860)	45,344	CCC-
Transocean Inc.	1.00%	Quarterly	MSCS	12/20/24	408,000	(146,505)	(269,539)	123,034	CCC-

Total OTC Swap Contracts						$(125,155)	$4,430	$(129,585)

Total Credit Default Swap Contracts						$(832,641)	$(347,291)	$(485,350)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

At May 31, 2021, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 1.75%	Quarterly	9/18/21	1,500,000		$(4,838)
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 1.75%	Quarterly	3/18/22	1,100,000		(12,473)
Receive Fixed 4.79% Pay Floating Banxico Mexico 1 Month rate	Monthly	6/14/23	8,343,421	MXN	(4,020)
Receive Fixed 5.70% Pay Floating Banxico Mexico 1 Month rate	Monthly	6/10/26	8,405,513	MXN	(8,429)
Receive Floating rate 3 Month USD-LIBOR Pay Fixed rate 2.25%	Quarterly	6/20/28	1,100,000		(152,046)
Receive Floating rate 6 Month-SOFR Pay Fixed rate 1.63%	Semi-Annually	6/16/31	229,655	SGD	(1,357)
Receive Floating rate 6 Month-SOFR Pay Fixed rate 1.65%	Semi-Annually	6/16/31	226,246	SGD	(1,773)
Receive Floating rate 6 Month-WIBOR Pay Fixed rate 1.91%	Semi-Annually	6/16/31	3,104,962	PLN	1,424

Total Interest Rate Swap Contracts					$(183,512)

*In U.S. dollars unless otherwise indicated.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

STATEMENT OF INVESTMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2021, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Equity Contracts – Long[a]
Clearway Energy Inc.	1-Month LIBOR + 0.35%	Monthly	JPHQ	1/20/22	$62,123	$(3,581)
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	4/20/22	115,603	(6,716)
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	GSCO	4/20/22	123,381	(6,788)
Clearway Energy Inc.	1-Month LIBOR + 0.40%	Monthly	BZWS	5/16/22	7,004	(387)
Energy Transfer LP	1-Month LIBOR + 0.40%	Monthly	BOFA	11/09/21	40,469	9,208
Energy Transfer LP	1-Month LIBOR + 0.90%	Monthly	GSCO	4/20/22	16,289	3,693
Energy Transfer LP	1-Month LIBOR + 0.90%	Monthly	GSCO	6/01/22	58,278	(640)
Enterprise Products Partners LP	1-Month LIBOR + 0.90%	Monthly	BOFA	3/04/22	28,562	790
Enterprise Products Partners LP	1-Month LIBOR + 0.90%	Monthly	GSCO	3/08/22	80,429	2,171

						(2,250)

Equity Contracts – Short[b]
Carnival Corp.	1-Month LIBOR - 0.40%	Monthly	MSCO	11/08/22	101,439	(8,310)

Interest Rate Contracts – Long[a]
Government of Egypt	1-Day FEDEF	Monthly	CITI	7/13/21	82,753	3,659
Government of Indonesia	3-Month LIBOR + 0.70%	Monthly	BOFA	2/17/22	114,441	(4,587)
Government of Indonesia	3-Month LIBOR + 0.70%	Monthly	BOFA	5/18/22	431,215	(11,931)
Government of Indonesia	3-Month LIBOR + 0.60%	Monthly	DBAB	6/15/32	103,643	5,181

						(7,678)

Total – Total Return Swap Contracts						$(18,238)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

bThe Fund receives the variable financing rate and pays the total return on the underlying instrument.

See Note 11 regarding other derivative information.

See Abbreviations on page 54.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

May 31, 2021

Franklin K2 Long Short Credit Fund

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$97,416,796
Cost – Unaffiliated repurchase agreements	2,042,274

Value – Unaffiliated issuers	$100,554,450
Value – Unaffiliated repurchase agreements	2,042,274
Cash	2,007,269
Foreign currency, at value (cost $931,406)	1,022,216
Receivables:
Investment securities sold	748,598
Capital shares sold	227,259
Dividends and interest	639,683
Deposits with brokers for:
Securities sold short	4,963,638
OTC derivative contracts	1,040,000
Futures contracts	40,540
Centrally cleared swap contracts	524,594
Due from brokers	311,797
OTC swap contracts (upfront payments $568,608)	466,818
Unrealized appreciation on OTC forward exchange contracts	46,947
Unrealized appreciation on OTC swap contracts	246,004
Unrealized appreciation on unfunded loan commitments (Note 10)	2,016

Total assets	114,884,103

Liabilities:
Payables:
Investment securities purchased	2,042,057
Capital shares redeemed	54,172
Management fees	76,435
Distribution fees	8,215
Trustees’ fees and expenses	9,263
Transfer agent fees	22,390
Variation margin on futures contracts	12,678
Due to brokers	5,564
OTC swap contracts (upfront receipts $587,468)	462,388
Options written, at value (premiums received $13,481)	14,497
Securities sold short, at value (proceeds $4,571,090)	4,956,628
Unrealized depreciation on OTC forward exchange contracts	249,876
Unrealized depreciation on OTC swap contracts	393,827
Accrued expenses and other liabilities	211,506

Total liabilities	8,519,496

Net assets, at value	$106,364,607

Net assets consist of:
Paid-in capital	$102,543,618
Total distributable earnings (loss)	3,820,989

Net assets, at value	$106,364,607

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

May 31, 2021

Franklin K2 Long Short Credit Fund

Class A:
Net assets, at value	$26,581,406

Shares outstanding	2,438,257

Net asset value per share[a]	$10.90

Maximum offering price per share (net asset value per share ÷ 94.50%)	$11.53

Class C:
Net assets, at value	$2,945,284

Shares outstanding	275,138

Net asset value and maximum offering price per share[a]	$10.70

Class R:
Net assets, at value	$195,570

Shares outstanding	18,125

Net asset value and maximum offering price per share	$10.79

Class R6:
Net assets, at value	$5,811

Shares outstanding	531

Net asset value and maximum offering price per share	$10.94

Advisor Class:
Net assets, at value	$76,636,536

Shares outstanding	7,021,677

Net asset value and maximum offering price per share	$10.91

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2021

Franklin K2 Long Short Credit Fund

Investment income:
Dividends:
Unaffiliated issuers	$84,583
Interest: (net of foreign taxes)~
Unaffiliated issuers:
Paydown gain (loss)	485,163
Paid in cash	4,288,129

Total investment income	4,857,875

Expenses:
Management fees (Note 3a)	1,597,086
Distribution fees: (Note 3c)
Class A	47,892
Class C	28,859
Class R	910
Transfer agent fees: (Note 3e)
Class A	23,218
Class C	2,990
Class R	186
Class R6	6
Advisor Class	75,296
Custodian fees (Note 4) .	112,532
Reports to shareholders	17,276
Registration and filing fees	89,769
Professional fees	218,910
Trustees’ fees and expenses	36,394
Dividends and interest on securities sold short	334,627
Security borrowing fees	74,477
Other	61,690

Total expenses	2,722,118
Expense reductions (Note 4)	(1,747)
Expenses waived/paid by affiliates (Note 3f)	(586,621)

Net expenses	2,133,750

Net investment income	2,724,125

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	4,239,694
Written options	48,881
Foreign currency transactions	77,846
Forward exchange contracts	149,456
Futures contracts	(366,777)
Securities sold short	(2,794,038)
Swap contracts	(156,533)

Net realized gain (loss)	1,198,529

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	9,811,327
Translation of other assets and liabilities denominated in foreign currencies	191,855
Forward exchange contracts	(395,460)
Written options	12,752
Futures contracts	68,160
Securities sold short	5,495
Swap contracts	(1,119,971)

Net change in unrealized appreciation (depreciation)	8,574,158

Net realized and unrealized gain (loss)	9,772,687

Net increase (decrease) in net assets resulting from operations	$12,496,812

~ Foreign taxes withheld on interest	$354

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	37

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin K2 Long Short Credit Fund

	Year Ended May 31,

	2021	2020
Increase (decrease) in net assets:
Operations:
Net investment income	$2,724,125	$2,928,080
Net realized gain (loss)	1,198,529	1,170,424
Net change in unrealized appreciation (depreciation)	8,574,158	(9,029,939)

Net increase (decrease) in net assets resulting from operations	12,496,812	(4,931,435)

Distributions to shareholders:
Class A	(567,339)	(849,841)
Class C	(51,591)	(56,967)
Class R	(4,161)	(5,574)
Class R6	(138)	(14,013)
Advisor Class	(1,899,712)	(2,791,426)

Total distributions to shareholders	(2,522,941)	(3,717,821)

Capital share transactions: (Note 2)
Class A	4,161,929	(6,100,444)
Class C	(226,267)	170,969
Class R	8,527	17,268
Class R6	—	(180,366)
Advisor Class	(3,869,073)	(6,973,581)

Total capital share transactions	75,116	(13,066,154)

Net increase (decrease) in net assets	10,048,987	(21,715,410)
Net assets:
Beginning of year	96,315,620	118,031,030

End of year	$106,364,607	$96,315,620

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN K2 LONG SHORT CREDIT FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Alternative Strategies Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin K2 Long Short Credit Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent

franklintempleton.com	Annual Report	39

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Funds’ portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At May 31, 2021, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”). See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any

40	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on May 28, 2021.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

franklintempleton.com	Annual Report	41

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Derivative Financial Instruments (continued)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate, equity price and credit risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

42	Annual Report	franklintempleton.com

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Credit-Linked Notes

The Fund purchases credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

h. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2021, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

1. Organization and Significant Accounting Policies (continued)

j. Income and Deferred Taxes (continued)

years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

2. Shares of Beneficial Interest

At May 31, 2021, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,

	2021		2020

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	822,527	$8,771,228	1,136,532	$11,916,755
Shares issued in reinvestment of distributions	28,242	300,782	40,491	420,700
Shares redeemed	(461,890)	(4,910,081)	(1,793,471)	(18,437,899)

Net increase (decrease)	388,879	$4,161,929	(616,448)	$(6,100,444)

Class C Shares:
Shares sold	36,427	$380,419	97,563	$996,165
Shares issued in reinvestment of distributions	4,906	51,466	5,569	56,967
Shares redeemed[a]	(63,557)	(658,152)	(87,629)	(882,163)

Net increase (decrease)	(22,224)	$(226,267)	15,503	$170,969

Class R Shares:
Shares sold	466	$5,000	5,832	$60,909
Shares issued in reinvestment of distributions	337	3,557	483	4,975
Shares redeemed	(3)	(30)	(5,065)	(48,616)

Net increase (decrease)	800	$8,527	1,250	$17,268

Class R6 Shares:
Shares sold	—	$—	23,094	$242,849
Shares issued in reinvestment of distributions	—	—	1,350	14,013
Shares redeemed	—	—	(46,241)	(437,228)

Net increase (decrease)	—	$—	(21,797)	$(180,366)

Advisor Class Shares:
Shares sold	3,735,776	$39,446,888	5,690,910	$58,760,489
Shares issued in reinvestment of distributions	144,113	1,534,808	198,394	2,061,319
Shares redeemed	(4,254,581)	(44,850,769)	(6,798,288)	(67,795,389)

Net increase (decrease)	(374,692)	$(3,869,073)	(908,984)	$(6,973,581)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to K2 Advisors of 1.60% per year of the average daily net assets of the Fund.

Under each subadvisory agreement, the below entities provide subadvisory services to the Fund. The subadvisory fees are paid by K2 Advisors and are not an additional expense of the Fund. Each subadvisor is compensated for managing its respective portion of the average daily net assets of the Fund.

Subadvisors
Apollo Credit Management LLC
Benefit Street Partners L.L.C.
Ellington Global Asset Management, LLC
Emso Asset Management Limited
Medalist Partners, LP

b. Administrative Fees

Under an agreement with K2 Advisors, FT Services provides administrative services to the Fund. The fee is paid by K2 Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$2,411
CDSC retained	$2,873

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2021, the Fund paid transfer agent fees of $101,696 of which $37,650 was retained by Investor Services.

f. Waiver and Expense Reimbursements

K2 Advisors has contractually agreed in advance to waive or limit its fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding distribution fees, acquired fund fees and expenses, expenses related to securities sold short, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 1.65% based on the average net assets of each class until September 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until September 30, 2021. Prior to October 1, 2020, the Class R6 transfer agent fees were limited to 0.02%.

g. Other Affiliated Transactions

At May 31, 2021, Franklin Resources, Inc. owned 17.4% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2021, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended May 31, 2021 and 2020, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$2,522,941	$3,717,821
Long term capital gain	—	—

Total distributions paid	$2,522,941	$3,717,821

At May 31, 2021, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$94,346,594

Unrealized appreciation	$4,333,266
Unrealized depreciation	(2,208,865)

Net unrealized appreciation (depreciation)	$2,124,401

Distributable earnings
Undistributed ordinary income	$1,591,859

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

6. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended May 31, 2021, aggregated $165,875,737 and $176,128,955, respectively.

7. Credit Risk and Defaulted Securities

At May 31, 2021, the Fund had 22.5% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade as determined by Nationally Recognized Statistical Credit Ratings Organizations and/or internally, by investment management and unrated securities. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At May 31, 2021, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $1,705,565, representing 1.6% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2021, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
923	Acosta Inc.	12/31/19	$8,144	$7,042
861	Acosta Inc., cvt. pfd.	12/31/19-1/28/21	50,262	43,377

Total Restricted Securities (Value is less than 0.1% of Net Assets)			$58,406	$50,419

10. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations. Funded portions of credit agreements are presented in the Statement of Investments.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2021, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Intelsat Jackson Holdings SA, Term Loan B4	$3,965
Intelsat Jackson Holdings SA, Term Loan DIP	14,769
Lecta, Super Senior Term Loan	22,483
Lecta, Super Senior Term Loan RC	21,722

$62,939

11. Other Derivative Information

At May 31, 2021, the investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$1,424	[a]	Variation margin on centrally cleared swap contracts	$184,936	[a]
	Unrealized appreciation on OTC swap contracts	8,840		Unrealized depreciation on OTC swap contracts	16,518
				Variation margin on futures contracts	734	[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	46,947		Unrealized depreciation on OTC forward exchange contracts	249,876

Credit contracts	Variation margin on centrally cleared swap contracts	44,358	[a]	Variation margin on centrally cleared swap contracts	400,123	[a]

	OTC swap contracts (upfront payments)	466,818		OTC swap contracts (upfront receipts)	462,388

	Unrealized appreciation on OTC swap contracts	221,302		Unrealized depreciation on OTC swap contracts	350,887

Equity contracts	Investments in securities, at value	68,192	[b]	Options written, at value	14,497

	Unrealized appreciation on OTC swap contracts	15,862		Unrealized depreciation on OTC swap contracts	26,422

				Variation margin on futures contracts	26,939	[a]

Totals		$873,743			$1,733,320

a This amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

b Purchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

11. Other Derivative Information (continued)

For the year ended May 31, 2021, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$96,546	Swap contracts	$168,766

	Futures contracts	22,273	Futures contracts	(734)

Foreign exchange contracts	Forward exchange contracts	149,456	Forward exchange contracts	(395,460)

Credit contracts	Swap contracts	(507,969)	Swap contracts	(1,249,027)

Equity contracts	Investments	(169,562)[a]	Investments	1,900[a]

	Written options	48,881	Written options	12,752

	Futures contracts	(389,050)	Futures contracts	68,894

	Swap contracts	254,890	Swap contracts	(39,710)

Totals		$(494,535)		$(1,432,619)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended May 31, 2021, the average month end notional amount of options, futures contracts and swap contracts represented 58,915 shares, $1,176,110 and $29,627,577, respectively. The average month end contract value of forward exchange contracts was $8,267,664.

At May 31, 2021, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$46,947	$249,876
Options Purchased	5,218	—
Swap Contracts	712,822	856,215

Total	$764,987	$1,106,091

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

At May 31, 2021, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BNPP	$7,143	$(7,143)	$—	$—	$—
BOFA	15,767	(15,767)	—	—	—
BZWS	66,043	(66,043)	—	—	—
CITI	26,537	(25,424)	—	—	1,113
DBAB	5,181	(2,255)	—	—	2,926
FBCO	37,691	(18,625)	—	—	19,066
GSCO	232,482	(143,337)	—	—	89,145
HSBC	558	—	—	—	558
JPHQ	181,783	(181,783)	—	—	—
JPHQ[a]	43,699	—	—	—	43,699
MSCO	25,069	(25,069)	—	—	—
MSCS	123,034	(123,034)	—	—	—

Total	$764,987	$(608,480)	$—	$—	$156,507

At May 31, 2021, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
BNPP	$8,000	$(7,143)	$—	$—	$857
BOFA	26,227	(15,767)	—	(10,460)	—
BZWS	98,759	(66,043)	—	(32,716)	—
CITI	25,424	(25,424)	—	—	—
DBAB	2,255	(2,255)	—	—	—
FBCO	18,625	(18,625)	—	—	—
GSCO	143,337	(143,337)	—	—	—
HSBC	—	—	—	—	—
JPHQ	364,392	(181,783)	—	(182,609)	—
JPHQ[a]	109,591	—	—	—	109,591
MSCO	39,942	(25,069)	—	—	14,873
MSCS	269,539	(123,034)	—	(146,505)	—

Total	$1,106,091	$(608,480)	$—	$(372,290)	$125,321

aRepresents derivatives not subject to an ISDA master agreement.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page 54.

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (Global Credit Facility) which matures on February 4, 2022. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2021, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of May 31, 2021, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$3,683,136	$304,869		$62,219	[c]	$4,050,224
Convertible Bonds	—	692,902		—		692,902
Corporate Bonds and Notes	—	28,792,884		—		28,792,884
Corporate Bonds and Notes in Reorganization	—	125,690		—		125,690
Senior Floating Rate Interests	—	2,205,682		72,050		2,277,732
Credit-Linked Notes	—	611,212		313,098		924,310
Foreign Government and Agency Securities	—	4,967,684		—		4,967,684
U.S. Government and Agency Securities	—	66,758		—		66,758
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	36,331,139		—		36,331,139
Municipal Bonds in Reorganization	—	1,579,875		—		1,579,875
Options Purchased	68,192	—		—		68,192
Short Term Investments	20,677,060	2,042,274		—		22,719,334

Total Investments in Securities	$24,428,388	$77,720,969	[d]	$447,367		$102,596,724

Other Financial Instruments:
Forward Exchange Contracts	$—	$46,947		$—		$46,947
Swap Contracts	—	291,786		—		291,786
Unfunded Loan Commitments	—	1,179		837		2,016

Total Other Financial Instruments	$—	$339,912		$837		$340,749

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Options Written	$14,497	$—	$—	$14,497
Securities Sold Short[a]	511,050	4,445,578	—	4,956,628
Futures Contracts	27,673	—	—	27,673
Forward Exchange Contracts	—	249,876	—	249,876
Swap Contracts	—	978,886	—	978,886

Total Other Financial Instruments	$553,220	$5,674,340	$—	$6,227,560

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at May 31, 2021.

dIncludes foreign securities valued at $304,869, which were categorized as Level 2 as a result of the application of market level fair value procedures. See the Financial Instrument Valuation note for more information.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At May 31, 2021, the reconciliation is as follows:

	Balance at Beginning of Year		Purchases[a]	Sales[b]	Transfer Into (Out of) Level 3	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Equity Investments[c]	$592,344	[d]	$10,274	$(496,992)	$—	$(74,893)	$31,486	$62,219	[d]	$(43,407)
Senior Floating Rate Interests	—		68,764	—	—	—	3,286	72,050		3,286
Credit-Linked Notes	—		303,034	—	—	—	10,064	313,098		10,064
Asset-Backed Securities and Commercial Mortgage-Backed Securities	462,124		—	(10,995)	(487,123)[e]	5,326	30,668	—		—
Unfunded Loan Commitments	—		—	—	837 [f]	—	—	837		—
Total Investments in Securities	$1,054,468		$382,072	$(507,987)	$(486,286)	$(69,567)	$75,504	$448,204		$(30,057)

aPurchases include all purchases of securities and securities received in corporate actions.

bSales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

cIncludes common and convertible preferred stocks.

dIncludes securities determined to have no value at May 31, 2021.

eThe investment was transferred out of Level 3 as a result of the availability of other significant observable valuation inputs.

fThe investment was transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs.

14. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Franklin K2 Long Short Credit Fund (continued)

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On July 13, 2021, the Board approved a change to the automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 8 years. The change will become effective August 2, 2021. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Counterparty		Currency		Selected Portfolio
BNPP	BNP Paribas	EGP	Egyptian Pound	ARM	Adjustable Rate Mortgage
BOFA	Bank of America Corp.	EUR	Euro	CLO	Collateralized Loan Obligation
BZWS	Barclays Bank PLC	JPY	Japanese Yen	DIP	Debtor-In-Possession
CITI	Citigroup, Inc.	MXN	Mexican Peso	ETF	Exchange Traded Fund
DBAB	Deutsche Bank AG	PLN	Polish Zloty	FEDEF	Federal Funds Effective Rate
FBCO	Credit Suisse Group AG	RUB	Russian Ruble	FHLMC	Federal Home Loan Mortgage Corp.
GSCO	The Goldman Sachs Group, Inc.	SGD	Singapore Dollar	FNMA	Federal National Mortgage Association
HSBC	HSBC Bank USA, N.A.	USD	United States Dollar	FRN	Floating Rate Note
JPHQ	JP Morgan Chase & Co.	ZAR	South African Rand	GO	General Obligation
MSCO	Morgan Stanley & Co. LLC			LIBOR	London InterBank Offered Rate
MSCS	Morgan Stanley Capital Services LLC			PIK	Payment In-Kind
				REIT	Real Estate Investment Trust
				SFR	Single Family Revenue
				SOFR	Secured Overnight Financing Rate
				SPAC	Special Purpose Acquisition Company
				SPDR	Standard & Poor’s Depositary Receipt
				WIBOR	Warsaw Interbank Offered Rate

Index
CDX.NA.HY	CDX North America High Yield Index

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Alternative Strategies Funds

and Shareholders of Franklin K2 Long Short Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin K2 Long Short Credit Fund (the “Fund”) (one of the funds constituting the Franklin Alternative Strategies Funds), including the statement of investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin K2 Long Short Credit Fund (one of the funds constituting the Franklin Alternative Strategies Funds) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, MA

July 26, 2021

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Tax Information (unaudited)

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $98,065 as short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended May 31, 2021.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Funds, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson	Trustee since 2011 and Chairperson since 2020	29	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), formerly, Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and formerly, Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	FTAC Olympus Acquisition Corp. (special purpose fintech acquisition company) (2020-present) and FTAC Parnassus Acquisition Corp. (special purpose fintech acquisition company) (February 2021-present); and formerly, FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018- 2021).

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith E. Mitchell (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	11	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	29	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Robert E. Wade (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	29	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	11	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	137	None

Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	60	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since October 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 42 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 42 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 42 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 39 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 42 of the investment companies in Franklin Templeton.

Brooks Ritchey (1959) 300 Atlantic Street Stamford, CT 06901	President and Chief Executive Officer – Investment Management	Since December 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Managing Director and Co-Head of the Investment Research & Management, K2 Advisors; and officer of one of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 42 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 42 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective October 17, 2020, Charles Rubens, II ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2011. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreement and Sub-Advisory Agreements

FRANKLIN ALTERNATIVE STRATEGIES FUNDS Franklin K2 Long Short Credit Fund

(Fund)

The Board of Trustees (Board) of Franklin Alternative Strategies Funds (the Trust), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at a meeting held on May 19, 2021, unanimously approved the renewal of the Fund’s investment management agreement with K2/D&S Management Co., L.L.C. (K2 Advisors), and of each sub-advisory agreement between K2 Advisors and each of following sub-advisors (the Sub-Advisors):

Apollo Credit Management, LLC

Ellington Global Asset Management, L.L.C.

EMSO Asset Management Limited

Medalist Partners, LP

Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of K2 Advisors and certain Sub-Advisors (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the sub-advisory agreements for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In making the foregoing approvals, the Board considered various materials related to the investment management agreement and the sub-advisory agreements including: (1) a copy of the investment management agreement and sub-advisory agreements; (2) information describing the nature, quality and extent of services that K2 Advisors and each Sub-Advisor provided, and are expected to provide, to the Fund, and the investment management fees and sub-advisory fees payable to K2 Advisors and each Sub-Advisor; (3) reports from K2 Advisors on the continued

diligence conducted on each Sub-Advisor and the reasons for recommending renewal of each of the sub-advisory agreements, including, but not limited to, each Sub-Advisor’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance program and capabilities, including policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund.

The Board also took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the FT complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by K2 Advisors and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered K2 Advisors’ methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broad-ridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c)

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SHAREHOLDER INFORMATION

Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios and performance. The Board considered K2 Advisors’ views that the peer group determined by Lipper for comparison purposes may not be an entirely appropriate representation of the Fund’s peer universe. K2 Advisors explained that the universe of funds that are managed using multi-manager, multi-strategy structures, like the Fund, continues to evolve, and has presented challenges in identifying an appropriate set of peers for the Fund. It was noted by K2 Advisors that the peer group compiled by Lipper includes single-manager funds which, due to their nature and relative simplicity, have lower expense ratios and are not true peers for fee comparison purposes (“Base Expense Group”). Because some of the sponsors of funds with multi-manager strategies that K2 Advisors considers to be peers were excluded from the peer group determined by Lipper, K2 Advisors requested a second peer group including funds that K2 Advisors considers to be peer funds (“Alternate Expense Group”). While noting the limitations of the Broadridge Section 15(c) Report, the Board concluded that the Broadridge Section 15(c) Report was helpful in the performance of its duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FT from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against K2 Advisors and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters. The independent trustees also received reports from the Trust’s Chief Compliance Officer on regulatory inquiries and pending legal actions against the Sub-Advisors applicable to the services provided by the Sub-Advisors to the Fund and noted that there were not any issues in this regard that should prevent the renewal of the sub-advisory agreements.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of K2 Advisors and each Sub-Advisor, including each management team’s expertise in the management of other alternative strategies funds. As part of this review, particular attention was given to (1) the diligent risk management program of K2 Advisors and its parent, including those aspects of the program related to selecting and overseeing sub-advisors to the Fund and continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, (2) each Sub-Advisor’s risk management program, and (3) derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal.

The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FT to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of K2 Advisors’ parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity in the current work-from-home environment and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting. In addition, the Board received updates from management on the compliance of the investment manager with comprehensive rules and regulations promulgated by the SEC and the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor. In this regard, they reviewed the Fund’s investment goal and K2 Advisors’ and each Sub-Advisor’s investment strategy and sub-strategy, and K2 Advisors’ and each Sub-Advisor’s ability to implement such investment strategy and/or sub-strategy, including, but not limited to, K2 Advisors’ and each Sub-Advisor’s trading practices, investment decision processes and reputation.

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SHAREHOLDER INFORMATION

The Board noted that the Fund employs a “manager of managers” structure, whereby K2 Advisors is responsible for selecting sub-advisors (subject to Board approval), allocating the Fund’s assets among them, and overseeing the sub-advisors’ day-to-day management of the Fund’s assets. The Board noted the responsibilities that K2 Advisors has as the Fund’s investment manager, including (1) due diligence on the Sub-Advisors and any potential new sub-advisors to the Fund, their respective trading strategies, risk management, operations and businesses, (2) on-going oversight and monitoring of the day-to-day investment activities of Sub-Advisors and other service providers, including their respective compliance with the investment mandate and restrictions, compliance policies and procedures and federal securities laws, and K2 Advisors’ ongoing assessment of their performance, (3) portfolio construction with respect to the allocation of assets among Sub-Advisors, investment funds, cash and other investments, (4) risk management,(5) preparing quarterly reports to the Board, and (6) the implementation of Board directives as they relate to the Fund. The Trustees also considered the successful performance of K2 Advisors in managing the Fund and other investment products with similar investment strategies to the investment strategies of the Fund that are not subject to the Investment Company Act of 1940.

With respect to the sub-advisory services provided, and to be provided, by each Sub-Advisor, the Board noted the responsibilities that each Sub-Advisor has with respect to the portion of the Fund’s assets allocated to the Sub-Advisor by K2 Advisors (Sub-Advised Portion), including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies and limitations of the Sub-Advised Portion. The trustees considered the successful performance of each Sub-Advisor in managing the Fund and other investment products with similar investment strategies to the investment strategies of its Sub-Advised Portion of the Fund, including, with respect to certain Sub-Advisors, mutual funds with similar investment strategies. The Board considered K2 Advisors’ rationale for recommending the continued retention of each Sub-Advisor.

The trustees reviewed the Fund’s portfolio management teams at K2 Advisors and each Sub-Advisor, including each such team’s performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation for K2 Advisors’ portfolio management team and noted that a portion of a K2 Advisors’ portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees considered periodic reports provided to them showing that K2 Advisors and the Sub-Advisors complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges.

The trustees discussed with management various other products, portfolios and entities that are advised by K2 Advisors and each Sub-Advisor and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

The Board also considered a report from the Trust’s Chief Compliance Officer regarding K2 Advisors’ and each Sub-Advisor’s compliance programs and capabilities as such programs and capabilities relate to the operations of the Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board considered the selection and due diligence process employed by K2 Advisors in selecting and deciding to retain each Sub-Advisor as a sub-advisor to the Fund, including the due diligence undertaken with respect to the Sub-Advisor’s compliance and risk management capabilities. The trustees considered K2 Advisors’ significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board also considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board

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also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of K2 Advisors, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by K2 Advisors and its affiliates and each Sub Advisor to the Fund and its shareholders and were confident in the abilities of K2 Advisors and each Sub-Advisor to implement their respective investment strategy and/or sub-strategy and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations in September 2015, the trustees reviewed the investment performance of the Fund for the one-, three- and five-year periods ended December 31, 2020.

As part of their review, they inquired of management regarding benchmark and hedging activities. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund and each Sub-Advisor.

In addition, attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Advisor Class shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional specialty fixed income funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2020 and total returns also in the second-best performing quintile for the three- and five-year periods ended December 31, 2020. The Board was satisfied with such performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s investment goal.

COMPARATIVE EXPENSES AND PROFITABILITY. The trustees considered the cost of the services provided, and to be provided, by K2 Advisors and each Sub-Advisor and the losses realized by K2 Advisors and its affiliates from their relationships with the Fund. As part of the renewal process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In this regard, the trustees took into account the reduction of the investment management fee as part of last year’s renewal process from 1.90% to 1.60%, as well as the reduction in the cap in the fee waiver and expense limitation arrangement from 1.95% to 1.65%. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of K2 Advisors personnel. The Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor, as more fully discussed above. The Board also considered the reductions negotiated by K2 Advisors in the sub-advisory fees charged by the Sub-Advisers, including the addition of breakpoints in the sub-advisory fee schedules of certain Sub-Advisors in 2020. The Board noted that the sub-advisory fees are paid by K2 Advisors to each Sub-Advisor and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees paid, and to be paid, by K2 Advisors to each Sub-Advisor were the product of arms-length negotiations between K2 Advisors and each Sub-Advisor.

Furthermore, the Board took into account that information regarding Sub-Advisor profitability is not legally required to be provided. Accordingly, profitability information of the sub-advisors was given lesser weight than other factors. In addition, the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and each Sub-Advisor in light of the nature, extent and quality of the investment management services provided, and to be provided, by K2 Advisors and each Sub-Advisor. As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect (as modified on the terms set forth above), and the amount of Fund

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expenses that were absorbed since inception of the Fund by K2 Advisors through such waivers and arrangements.

Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group.

Lipper expense data is based upon information taken from each fund’s most recent annual report, which preceded the date of the new fee structure noted above and which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Advisor Class shares. The Fund’s contractual management fee rate was in the most expensive quintile of both its Base Expense Group and Alternate Expense Group. The Fund’s total expenses were in the second-most expensive quintile of both its Base Expense Group and Alternate Expense Group.

Noting (i) the factors and limitations with respect to the Broadridge Section 15(c) Report (including the inclusion of single-manager funds in both peer groups), and (ii) factors relating to the Fund’s operations, such as the quality and experience of K2 Advisors and the Sub-Advisors and the nature and quality of the services provided and to be provided by K2 Advisors and the Sub-Advisors, the Board found such comparative fees and expenses to be acceptable.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to K2 Advisors and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2020, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of K2 Advisors and its parent. In discussing the Profitability Study with the Board, K2 Advisors stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which K2 Advisors and the Sub-Advisors may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

The Board noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

ECONOMIES OF SCALE. The Board considered economies of scale realized by K2 Advisors and its affiliates and the Sub-Advisors as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by K2 Advisors through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

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Liquidity Risk Management Program-Funds no HLIM

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees held in May 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

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Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive, or receive notice of the availability of, the Fund’s financial reports every six months. In addition, you will receive an annual updated summary prospectus (detail prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports (to the extent received by mail) and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin K2 Long Short Credit Fund

Investment Manager	Distributor	Shareholder Services
K2/D&S Management Co., L.L.C.	Franklin Templeton Distributors, Inc. (800) DIAL BEN®/342-5236 franklintempleton.com	(800) 632-2301
© 2021 Franklin Templeton Investments. All rights reserved.		948 A 07/21

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)        The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $203,775 for the fiscal year ended May 31, 2021 and $253,213 for the fiscal year ended May 31, 2020.

Audit-Related Fees

(b)    There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

Tax Fees

(c)        The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $1,637 for the fiscal year ended May 31, 2021 and $14,987 for the fiscal year ended May 31, 2020. The services for which these fees were paid included identifying passive foreign investment companies to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $71,000 for the fiscal year ended May 31, 2021 and $71,000 for the fiscal year ended May 31, 2020. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

All Other Fees

(d) There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $72,637 for the fiscal year ended May 31, 2021 and $85,987 for the fiscal year ended May 31, 2020.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Franklin Alternative Strategies Funds

By (Signature and Title)	/s/ Matthew T. Hinkle
Matthew T. Hinkle, Chief Executive Officer – Finance and
Administration

Date July 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew T. Hinkle
Matthew T. Hinkle, Chief Executive Officer – Finance and
Administration

Date July 27, 2021

By (Signature and Title)	/s/ Robert G. Kubilis
Robert G. Kubilis, Chief Financial Officer and Chief Accounting
Officer

Date July 27, 2021